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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

XOOM CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

425 Market Street, 12th Floor
San Francisco, California 94105

August 7, 2015

Dear Stockholder:

        You are cordially invited to attend a special meeting of the stockholders of Xoom Corporation, a Delaware corporation ("Xoom"), which will be held on Friday, September 4, 2015, at 9:00 a.m., Pacific time, at the offices of Goodwin Procter LLP, Three Embarcadero Center, 24th Floor, San Francisco, CA 94111.

        At the special meeting, you will be asked to consider and vote upon a proposal to adopt a merger agreement pursuant to which Timer Acquisition Corp., a wholly owned subsidiary of PayPal, Inc. would be merged with and into Xoom, and other related proposals. We entered into this merger agreement on July 1, 2015. If the merger is completed, you will be entitled to receive $25.00 in cash, without interest and less any applicable withholding taxes, for each share of Xoom common stock that you own.

        After careful consideration, our board of directors unanimously approved the merger agreement and determined that the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of Xoom and our stockholders. Our board of directors unanimously recommends that you vote "FOR" the adoption of the merger agreement.

        Your vote is important, regardless of the number of shares of Xoom common stock you own. We cannot consummate the merger unless the merger agreement is adopted by the affirmative vote of a majority of the outstanding shares of Xoom common stock entitled to vote at the special meeting. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

        The attached proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the proxy statement and the merger agreement carefully and in their entirety. You may also obtain more information about Xoom from documents we have filed with the Securities and Exchange Commission.

        Thank you for your ongoing support of Xoom and your consideration of this matter.

Very truly yours,

John Kunze
President and Chief Executive Officer

        Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

        This proxy statement is dated August 7, 2015 and is first being mailed to stockholders on or about August 7, 2015.

425 Market Street, 12th Floor
San Francisco, California 94105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 4, 2015

To Xoom Stockholders:

        A special meeting of stockholders of Xoom Corporation, a Delaware corporation ("Xoom"), will be held on Friday, September 4, 2015, at 9:00 a.m., Pacific time, at the offices of Goodwin Procter LLP, Three Embarcadero Center, 24th Floor, San Francisco, CA 94111, for the following purposes:

          1.     To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of July 1, 2015, among Xoom, PayPal, Inc. ("PayPal" or "Parent"), a Delaware corporation, Timer Acquisition Corp. ("Merger Sub"), a Delaware corporation and wholly owned subsidiary of PayPal, and PayPal Holdings, Inc., a Delaware corporation ("Holdings") (solely for the limited purposes of Sections 1.9 and 3 of the merger agreement) as it may be amended from time to time (the "merger agreement");

          2.     To consider and vote on a proposal to approve one or more adjournments or postponements of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if Xoom has not obtained sufficient affirmative stockholder votes to adopt the merger agreement; and

          3.     To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

        Our board of directors has fixed the close of business on July 31, 2015 as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the special meeting. Only stockholders of record at the close of business on the record date are entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement of that meeting. Each stockholder is entitled to one vote for each share of Xoom common stock held on the record date.

        THE XOOM BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO ADOPT THE MERGER AGREEMENT AND "FOR" THE ADJOURNMENT PROPOSAL.

By Order of the Board of Directors,

John Kunze President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

        Whether or not you are able to attend the special meeting in person, please submit your proxy via the Internet (http://www.proxyvote.com) or by telephone (1-800-690-6903 or 1-718-921-8500 for international callers), or complete, sign and date the enclosed proxy card and return it in the envelope provided as soon as possible. If you have Internet access, we encourage you to record your vote via the Internet. This action will not limit your right to vote in person at the special meeting. If you abstain from voting, it will have the same effect as a vote against the proposal to adopt the merger agreement and it will have no effect on the proposal to adjourn the special meeting. If you fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement and it will have no effect on the proposal to adjourn the special meeting. If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares will be voted "FOR" the proposal to adopt the merger agreement and "FOR" the proposal to adjourn the special meeting.

ADDITIONAL INFORMATION

        For additional questions about the merger, assistance in submitting proxies or voting shares of Xoom common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor at:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Call Toll Free: (877) 732-3621

Email: xoom@dfking.com

        If your brokerage firm, bank, trust or other nominee holds your shares in "street name," you should also call your brokerage firm, bank, trust or other nominee for additional information.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON SEPTEMBER 4, 2015.

These proxy materials are being made available to stockholders on or about August 7, 2015 at the following URL: https://materials.proxyvote.com/98419Q.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement and the documents to which we refer you in this proxy statement contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, which we refer to as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Forward-looking statements represent Xoom's expectations or beliefs concerning future events or our future financial performance. We generally identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "projections," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. These statements are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties and other factors, including, without limitation:

  •
  the possibility that all of the closing conditions to the consummation of the merger will not be satisfied and the merger will not be completed;

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  the possibility that Xoom stockholders will not provide sufficient votes to adopt the merger agreement under applicable law and the merger agreement;

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  the inability to obtain regulatory approvals required for the merger or the imposition of burdensome conditions in connection with such approvals;

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  the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

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  the outcome of the litigation that has been brought by certain purported stockholders seeking to enjoin the consummation of the merger;

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  the impact of the announcement of the merger on Xoom's operating results and relationships with its employees, partners and customers;

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  the impact of the pending merger on Xoom's strategic plans and operations and Xoom's ability to respond effectively to competitive pressures, industry developments and future opportunities;

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  Xoom's performance, the marketplace for its products and services, industry performance, general business and economic conditions, vendor requirements, competition, Xoom's ability to successfully manage costs in the future, and adverse changes in applicable laws, regulations or rules; and

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  other risks and uncertainties detailed in Xoom's filings with the Securities and Exchange Commission, or SEC, including our final prospectus related to our initial public offering filed pursuant to Rule 424(b) under the Securities Act with the SEC on February 15, 2013, our Annual Report on Form 10-K for the year ended December 31, 2014 and our subsequent Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015. See "Where You Can Find More Information" on page 99 of this proxy statement.

        You should not place undue reliance on forward-looking statements. We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement are based on the information available to us as of the date of this proxy statement, and you should not assume that the statements made in this proxy statement remain accurate as of any future date. Moreover, except as required by law, we assume no obligation to update forward-looking statements or update the reasons actual results could differ materially from those anticipated in forward-looking statements.

 SUMMARY TERM SHEET

        The following summary highlights information in this proxy statement and may not contain all the information that is important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of the item in this proxy statement.

        In this proxy statement, the terms "we," "us," "our," "our company," and "Xoom" refer to Xoom Corporation, the terms "PayPal" and "Parent" refer to PayPal, Inc., the term "Holdings" refers to PayPal Holdings, Inc., the term "Merger Sub" refers to Timer Acquisition Corp., and the term "merger agreement" refers to the Agreement and Plan of Merger, dated as of July 1, 2015, among Xoom, Parent, Merger Sub and Holdings (solely for the limited purposes set forth in Sections 1.9 and 3 of the merger agreement), as it may be amended from time to time.

The Companies (Page 26)

        Xoom Corporation.    Xoom is a leader in the digital consumer-to-consumer international money transfer industry. Xoom's customers use Xoom to send money to, pay bills for and send prepaid mobile phone reloads to family and friends around the world. Xoom offers money transfer services from the United States to 38 countries, cross-border bill payment services from the United States to five countries and prepaid mobile phone reload services in 22 countries. Xoom's typical customers left their home countries and moved to the United States to seek better employment opportunities and to support their family and friends back home. Xoom's customers represent a broad range of professions and education levels, but share common traits in that they have bank accounts and actively use the Internet or mobile devices. They maintain close ties to home and use Xoom to help their family and friends in their home countries pay their utility bills and afford basic, and sometimes dire, needs for food, shelter, healthcare and other critical, non-discretionary expenses.

Xoom Corporation
425 Market Street, 12th Floor
San Francisco, California 94105
(415) 777-4800
www.xoom.com

        PayPal, Inc.    PayPal is a leading technology platform company that enables digital and mobile payments on behalf of consumers and merchants worldwide. PayPal provides safer and simpler ways for businesses of all sizes to accept payments from merchant websites, mobile devices and applications, and at offline retail locations through a wide range of payment solutions across its Payments Platform, including PayPal, PayPal Credit, Venmo and Braintree products. PayPal enables global commerce by providing payment solutions for its approximately 169 million active customer accounts in over 200 markets, while providing customers a choice of how they would like to pay or get paid.

PayPal, Inc.
c/o PayPal Holdings, Inc.
2211 North First Street
San Jose, CA 95131

        PayPal Holdings, Inc.    Holdings is a Delaware corporation and the ultimate parent company of PayPal. Holdings is an independent public company trading on The Nasdaq Stock Market under the ticker symbol "PYPL".

PayPal Holdings, Inc.
2211 North First Street
San Jose, CA 95131
https://investor.paypal-corp.com/

        Timer Acquisition Corp.    Merger Sub is a Delaware corporation and a wholly owned subsidiary of PayPal, and was formed solely for the purpose of facilitating PayPal's acquisition of Xoom. Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, Merger Sub will merge with and into Xoom and will cease to exist.

Timer Acquisition Corp.
c/o PayPal Holdings, Inc.
2211 North First Street
San Jose, CA 95131

The Special Meeting (Page 20)

        Date, Time and Place.    The special meeting will be held on Friday, September 4, 2015, starting at 9:00 a.m., Pacific time, at the offices of Goodwin Procter LLP, Three Embarcadero Center, 24th Floor, San Francisco, CA 94111.

        Purpose.    At the special meeting, you will be asked to consider and vote upon (1) a proposal to adopt the merger agreement, (2) a proposal to approve one or more adjournments or postponements of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if Xoom has not obtained sufficient affirmative stockholder votes to adopt the merger agreement and (3) such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting. We are currently not aware of any other business to come before the special meeting.

        Record Date and Quorum.    You are entitled to vote at the special meeting if you owned shares of Xoom common stock at the close of business on July 31, 2015, the record date for the special meeting. You will have one vote for each share of Xoom common stock that you owned on the record date. As of July 31, 2015, there were 39,313,662 shares of Xoom common stock issued and outstanding and entitled to vote. A majority of Xoom common stock entitled to vote at the special meeting, present in person or represented by proxy will constitute a quorum for the purpose of the special meeting. In the event that a quorum is not present at the special meeting, the meeting may be postponed or adjourned pursuant to the terms of the merger agreement.

        Voting and Proxies.    Any stockholder of record entitled to vote at the special meeting may submit a proxy by telephone, via the Internet, by returning the enclosed proxy card by mail, or by voting in person at the special meeting. If you intend to submit your proxy by telephone or via the Internet, you must do so no later than the date and time indicated on the applicable proxy card(s). Even if you plan to attend the special meeting, if you hold shares of Xoom common stock in your own name as the stockholder of record, please vote your shares by completing, signing, dating and returning the enclosed proxy card or by using the telephone number printed on your proxy card or by using the Internet voting instructions printed on your proxy card.

        If you give your proxy, but do not indicate how you wish to vote, your shares will be voted "FOR" the proposal to adopt the merger agreement and "FOR" the adjournment proposal.

        If your shares of Xoom common stock are held in "street name," you should instruct your brokerage firm, bank, trust or other nominee on how to vote such shares of common stock using the instructions provided by your broker or nominee. If your shares of Xoom common stock are held in "street name," you must obtain a legal proxy from such nominee in order to vote in person at the special meeting. If you fail to provide your nominee with instructions on how to vote your shares of Xoom common stock, your nominee will not be able to vote such shares at the special meeting.

        Vote Required.    The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of Xoom common stock entitled to vote at the special meeting. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

        The approval of the proposal to adjourn or postpone the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if Xoom has not obtained sufficient affirmative stockholder votes to adopt the merger agreement, requires the affirmative vote of a majority of the votes properly cast for and against such matter. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the proposal to adjourn the special meeting.

        In connection with the execution of the merger agreement, the directors and executive officers of Xoom and certain entities affiliated with Sequoia Capital entered into voting and support agreements in which they agreed to vote in favor of the adoption of the merger agreement. As of July 31, 2015, the record date for the special meeting, these directors, executive officers and stockholders collectively beneficially owned 17.9% of the Xoom common stock entitled to vote at the special meeting.

        A list of Xoom stockholders entitled to vote at the special meeting will be available for inspection at the special meeting and at 425 Market Street, 12th Floor, San Francisco, California 94105, during ordinary business hours, for ten days prior to the special meeting.

        Revocability of Proxy.    Any holder of record of Xoom common stock may revoke his or her proxy at any time, unless noted below, before it is voted at the special meeting by any of the following actions:

  •
  delivering to Xoom's secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

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  attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

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  signing and delivering a new proxy relating to the same shares of Xoom common stock and bearing a later date; or

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  submitting another proxy by telephone or via the Internet by the date and time indicated on the applicable proxy card(s).

        Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Xoom Corporation
425 Market Street, 12th Floor
San Francisco, California 94105
Attn: Secretary

        If you are a "street name" holder of Xoom common stock, you may change your vote by submitting new voting instructions to your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your proxy.

The Merger (Page 27)

        The merger agreement provides that Merger Sub will merge with and into Xoom. Xoom will be the surviving corporation (which we refer to as the surviving corporation) in the merger and will continue as a wholly owned subsidiary of PayPal.

        If the merger is completed, at the effective time of the merger, each outstanding share of Xoom common stock (other than shares held in treasury or held by PayPal or any subsidiary of Xoom or PayPal or shares as to which appraisal rights under Delaware law have been perfected) will be automatically converted into the right to receive $25.00 in cash, without interest and less applicable withholding taxes. We refer to this amount in this proxy statement as the merger consideration.

        The merger consideration of $25.00 per share to be received by Xoom stockholders represents:

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  a 19% premium to the closing price of our common stock on June 30, 2015 (the day preceding the public announcement of the merger);

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  a 32% premium to the three-month volume-weighted average price of our common stock; and

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  a 56% premium to the price of our common stock, before underwriters' commissions and discounts, in our February 2013 initial public offering;

The closing sale price of a share of Xoom common stock on the NASDAQ Global Select Market on July 31, 2015 was $24.85. You are encouraged to obtain current market quotations for Xoom common stock in connection with voting your shares.

        Upon completion of the merger, shares of Xoom common stock will no longer be listed on any stock exchange or quotation system. You will not own any shares of the surviving corporation. The merger agreement is attached as Annex A to this proxy statement. Please read it carefully.

Recommendation of the Xoom Board of Directors (Page 39)

        The Xoom board of directors unanimously (1) determined that the merger and the merger agreement are advisable and in the best interests of Xoom and its stockholders, (2) approved and declared advisable the merger and the merger agreement and (3) recommends that Xoom stockholders adopt the merger agreement. Accordingly, the Xoom board of directors unanimously recommends that holders of Xoom common stock vote "FOR" the proposal to adopt the merger agreement at the special meeting.

        For the factors considered by our board of directors in reaching its decision to approve the merger agreement, see "The Merger—Reasons for the Merger and Recommendation of our Board of Directors" beginning on page 39 of this proxy statement.

        The Xoom board of directors also unanimously recommends that holders of Xoom common stock vote "FOR" the adjournment proposal.

Opinions of Xoom's Financial Advisors (Page 42 and Annexes B and C)

  Opinion of Qatalyst Partners LP

        Xoom retained Qatalyst Partners LP (which we refer to as Qatalyst Partners) to act as our financial advisor in connection with the merger. We selected Qatalyst Partners to act as our financial advisor based on Qatalyst Partners' qualifications, expertise, reputation and knowledge of our business and affairs and the industry in which we operate. At the meeting of our board of directors on July 1, 2015, Qatalyst Partners rendered its oral opinion, subsequently confirmed in writing, that as of July 1, 2015 and based upon and subject to the considerations, limitations and other matters set forth therein, the consideration to be received by the holders of Xoom common stock, other than PayPal or any affiliates of PayPal, pursuant to the merger agreement was fair, from a financial point of view, to such holders.

        The full text of the written opinion of Qatalyst Partners, dated July 1, 2015, is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion. You should read the opinion carefully in its entirety. Qatalyst Partners' opinion was provided to our board of directors and addressed only, as of the date of the opinion, the fairness from a financial point of view, of the consideration to be received by the holders of Xoom common stock, other than PayPal or any affiliates of PayPal, pursuant to the merger agreement. It does not address any other aspect of the merger and does not constitute a recommendation as to how any of our stockholders should vote with respect to the merger or any other matter. For a further discussion of Qatalyst Partners' opinion, see "The Merger—Opinions of Xoom's Financial Advisors—Opinion of Qatalyst Partners LP" beginning on page 42.

  Opinion of Needham & Company, LLC

        In connection with the merger, Needham & Company, LLC (which we refer to as Needham & Company), Xoom's financial advisor, rendered to the Xoom board of directors its oral opinion, subsequently confirmed in writing, that as of July 1, 2015, and based upon and subject to the assumptions and other matters set forth in the written opinion, the consideration to be received by the holders of Xoom common stock (other than the holders of certain excluded shares) pursuant to the merger agreement was fair, from a financial point of view, to such holders. The full text of the written opinion of Needham & Company, dated as of July 1, 2015, is attached to this proxy statement as Annex C and is incorporated into this proxy statement by reference. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Needham & Company in rendering its opinion. You should read the opinion carefully in its entirety. Needham & Company's opinion was provided to our board of directors and addressed only, as of the date of the opinion, the fairness from a financial point of view of the consideration to be received by the holders of Xoom common stock (other than the holders of certain excluded shares) pursuant to the merger agreement. Needham & Company's opinion does not address any other aspect of the merger or any related transaction and does not constitute a recommendation to any holder of Xoom common stock as to how to vote at any stockholders' meeting held in connection with the merger or whether to take any other action with respect to the merger. For a further discussion of Needham & Company's opinion, see "The Merger—Opinions of Xoom's Financial Advisors—Opinion of Needham & Company, LLC" beginning on page 48.

Conditions to the Merger (Page 82)

        The obligations of Parent and Merger Sub, on the one hand, and Xoom, on the other hand, to consummate the merger are subject to the satisfaction at or prior to the closing of the merger of the following conditions:

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  adoption of the merger agreement by an affirmative vote of the holders of a majority of the outstanding shares of Xoom common stock;

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  no temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the merger will have been issued by any court of competent jurisdiction or other governmental body and remain in effect;

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  no law or regulation will have been enacted or deemed applicable that makes the consummation of the merger illegal; and

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  the waiting period applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, which we refer to as the HSR Act, will have expired or been terminated.

        The obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction of other conditions, including the following:

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  the representations and warranties of Xoom made in the merger agreement, subject to certain exceptions including exceptions for certain specified representations and representations regarding the capitalization of Xoom, will be accurate in all respects when made and as of immediately prior to the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be accurate as of such specified date), except that any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to such inaccuracies (considered collectively and disregarding materiality and material adverse effect qualifiers) would not and would not reasonably be expected to have or result in a material adverse effect on Xoom;

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  Xoom will have complied with and performed, in all material respects, its covenants and obligations under the merger agreement that it is required to comply with or to perform at or prior to the consummation of the merger;

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  all consents (other than governmental authorizations) required to be made or obtained in connection with the merger and the other transactions contemplated by the merger agreement will have been made or obtained and will be in full force and effect, except where the failure to make or obtain such consents has not had, and would not reasonably be expected to have or result in a material adverse effect on Xoom;

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  the making of certain filings and the receipt of certain consents relating to Xoom's money transmitter licenses;

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  there will not have been any material adverse effect on Xoom and no event will have occurred or circumstance will exist that, in combination with any other events or circumstances, would reasonably be expected to have or result in a material adverse effect on Xoom; and

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  there will not be pending or threatened in writing any legal proceeding in which a governmental body is, or is threatened to, become a party or is otherwise involved, and neither Parent nor Xoom will have received any communication from any governmental body in which such governmental body indicates a material likelihood of commencing any legal proceeding or taking any other action: challenging or seeking to restrain or prohibit the consummation of the merger or any of the other transactions contemplated by the merger agreement; relating to the merger or any of the other transactions contemplated by the merger agreement and seeking to obtain from Parent or Xoom or any of its subsidiaries any damages or other relief that may be material to Parent or Xoom or any of its subsidiaries; seeking to prohibit or limit in any material respect Parent's ability to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the surviving corporation; that would reasonably be expected to materially and adversely affect the assets of Xoom and its subsidiaries, taken as a whole, or the business of Xoom and its subsidiaries, taken as a whole; seeking to compel any of Xoom or any of its subsidiaries, Parent or any of its subsidiaries to dispose of or hold separate any material assets as a result of the merger or any of the other transactions contemplated by the merger agreement; or seeking to impose (or that would reasonably be expected to result in the imposition of) any material liability or criminal sanctions on Xoom or any of its subsidiaries or any of the officers or directors of Xoom or any of its subsidiaries.

        The obligation of Xoom to consummate the merger is subject to the satisfaction of the additional following conditions:

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  the representations and warranties of Parent, Merger Sub and Holdings made in the merger agreement will be accurate in all material respects when made and as of immediately prior to the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be accurate in all material respects as of such specified date), except where the failure of such representations and warranties to be accurate (disregarding materiality or material adverse effect qualifications) would not reasonably be expected to have a material adverse effect on Parent's ability to consummate the merger; and

  •
  Parent and Merger Sub will have complied with and performed, in all material respects, their respective obligations and covenants under the merger agreement that they are required to comply with or perform at or prior to the consummation of the merger.

Non-Solicitation; Competing Acquisition Proposals (Page 74)

        Under the merger agreement, Xoom, its subsidiaries and their respective representatives are not permitted to, among other things:

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  solicit, initiate, assist, knowingly encourage or knowingly facilitate the submission, announcement or making of any acquisition proposal or acquisition inquiry or take any action that would reasonably be expected to lead to any acquisition proposal or acquisition inquiry;

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  furnish or otherwise provide access to any information regarding Xoom and its subsidiaries to any person in connection with or in response to an acquisition proposal or inquiry; or

  •
  engage in discussions or negotiations with any person with respect to any acquisition proposal or acquisition inquiry.

        Notwithstanding the restrictions described above, prior to the adoption of the merger agreement by Xoom stockholders, Xoom may furnish non-public information regarding Xoom or any of its subsidiaries to, and enter into and maintain (but only during such period of time such acquisition proposal constitutes or is reasonably likely to result in a superior offer) discussions or negotiations with, any person in response to an unsolicited, bona fide, written acquisition proposal that is submitted to Xoom by such person, but only if: (A) such acquisition proposal did not result from a breach of any of the provisions set forth in the non-solicitation provisions and Xoom stockholders' meeting provisions of the merger agreement; (B) the Xoom board of directors determines in good faith, after having taken into account the advice of an independent financial advisor and the advice of its outside legal counsel, that such acquisition proposal constitutes or is reasonably likely to result in a superior offer; and (C) prior to furnishing any such non-public information to, or entering into discussions or negotiations with, such person, Xoom (1) gives Parent written notice of the identity of such person and of Xoom's intention to furnish non-public information to, or enter into discussions or negotiations with, such person, and (2) receives from such person, and delivers to Parent a copy of, an executed and acceptable confidentiality agreement.

Termination of the Merger Agreement (Page 83)

        Xoom and Parent may terminate the merger agreement by mutual written consent at any time before the consummation of the merger, notwithstanding any approval of the merger agreement by Xoom stockholders. In addition, either Parent or Xoom may terminate the merger agreement at any time before the consummation of the merger if:

  •
  the merger has not been consummated on or before January 1, 2016 (which we refer to as the end date); however, if by the third business day prior to the end date (1) the conditions to the consummation of the merger by Parent and Merger Sub that are specific to Parent and Merger Sub have been satisfied or waived by Xoom, other than the expiration or termination of the applicable waiting period under the HSR Act and the making of certain filings and the receipt of certain consents relating to Xoom's money transmitter licenses and the obtainment of any affirmative approval of any governmental authority required under any applicable foreign antitrust or competition law, then Parent will be entitled to extend the end date by up to two

    60-day periods, and (2) the conditions to the consummation of the merger by Xoom that are specific to Xoom have been satisfied or waived by Parent, other than the expiration or termination of the applicable waiting period under the HSR Act and the making of certain filings and the receipt of certain consents relating to Xoom's money transmitter licenses, then Xoom will be entitled to extend the end date by up to two 60-day periods, provided that such right to terminate the merger agreement will not be available to any party as a result of such party's failure to perform any covenant or obligation in the merger agreement required to be performed by such party at or prior to the effective time of the merger;

  •
  a court of competent jurisdiction or other governmental body has issued a final and nonappealable order, writ, injunction, judgment, ruling, award or decree or taken any other action having the effect of permanently enjoining or otherwise prohibiting the consummation of the merger, provided that such right to terminate the merger agreement will not be available to any party as a result of such party's breach of any representation, warranty, covenant or agreement in the merger agreement that has been the cause of, or resulted in, the issuance, promulgation, enforcement or entry of any such final and nonappealable order, decree, injunction or ruling; or

  •
  the special meeting has been held and completed and the adoption of the merger agreement by Xoom stockholders has not been obtained at the special meeting or at any adjournment or postponement of that meeting, provided that such right to terminate the merger agreement will not be available to any party if the failure to have the merger agreement adopted by the Xoom stockholders is attributable to a failure on the part of such party to perform any covenant or obligation in the merger agreement required to be performed by such party at or prior to the effective time of the merger.

        Parent may also terminate the merger agreement if:

  •
  Xoom's board of directors or any committee thereof has effected an adverse recommendation change (as defined in the section entitled "The Merger Agreement—Xoom Board Recommendation"), Xoom failed to include the board of directors' recommendation in this proxy statement, Xoom's board of directors fails to reaffirm publicly the initial board recommendation for the adoption of the merger within ten business days after Parent requests in writing that the Xoom board of directors reaffirm such initial board recommendation publicly, a tender or exchange offer relating to shares of Xoom common stock is commenced and Xoom has not sent to its security holders, within ten business days after the commencement of such tender or exchange offer, a statement disclosing that Xoom recommends rejection of such tender or exchange offer and reaffirming the Xoom board of directors' initial recommendation for the adoption of the merger agreement, or Xoom, any of its subsidiaries or any representative of Xoom or any of its subsidiaries has materially breached its obligations under the non-solicitation provisions in the merger agreement; or

  •
  any of Xoom's representations or warranties contained in the merger agreement are inaccurate as of the date of the merger agreement or become inaccurate as of a date subsequent to the date of the merger agreement or any of Xoom's covenants or obligations contained in the merger agreement will have been breached, in either case, in such a manner that would result in any of the conditions to Parent's obligations to close not being satisfied; provided if such inaccuracy or breach is curable by Xoom prior to the end date and Xoom is continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach, then Parent may not terminate the merger agreement unless such inaccuracy or breach remains uncured for a period of 30 days commencing on the date Parent gives Xoom notice of such inaccuracy or breach (provided further that Parent's right to terminate the merger agreement will not be available to Parent if any of Parent, Holdings or Merger Sub is in breach of any representation, warranty, covenant or agreement contained in the merger agreement in such a manner that would result in any of the conditions to Xoom's obligations to close not being satisfied).

        Xoom may also terminate the merger agreement if:

  •
  prior to the adoption of the merger agreement by Xoom stockholders, in order to accept a superior offer and enter into a binding definitive agreement relating to such superior offer with a third party, if such superior offer has not resulted from a breach of the applicable terms of the merger agreement, if the Xoom board of directors, in compliance with the applicable terms of the merger agreement, has authorized Xoom to enter into a specified definitive acquisition agreement and Xoom enters into such binding definitive agreement and concurrently with the termination of the merger agreement pays the termination fee described in the section entitled "The Merger Agreement—Termination Fees and Expenses"; or

  •
  any of Parent's representations or warranties in the merger agreement are inaccurate as of the date of the merger agreement or any of Parent's covenants or obligations in the merger agreement have been breached, in either case, in such a manner that would result in any of the conditions to Xoom's obligations to close not being satisfied; provided if such inaccuracy or breach is curable by Parent by the end date and Parent is continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach, then Xoom may not terminate the merger agreement unless such inaccuracy or breach remains uncured for a period of 30 days commencing on the date Xoom gives Parent notice of such inaccuracy or breach (provided further that such right of Xoom to terminate the merger agreement will not be available to Xoom if Xoom is in breach of any representation, warranty, covenant or agreement contained in the merger agreement in such a manner that would result in any of the conditions to Parent's obligations to close not being satisfied).

Termination Fees and Expenses (Page 85)

        Xoom has agreed to pay Parent approximately $29.9 million in cash upon the termination of the merger agreement under certain circumstances (which we refer to as the termination fee).

        Except as expressly set forth in the merger agreement, all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such costs and expenses; provided that Parent will pay all filing fees payable pursuant to the HSR Act or any applicable foreign antitrust or competition law.

The Voting and Support Agreements (Page 87)

        In connection with the execution of the merger agreement, the directors and executive officers of Xoom and certain entities affiliated with Sequoia Capital, each in his, her or its capacity as a stockholder, entered into a voting and support agreement with Parent (which we refer to collectively as the voting agreements) pursuant to which each agreed, among other things, to vote his, her or its shares of Xoom common stock:

  •
  in favor of the adoption of the merger agreement;

  •
  against any action or agreement that the stockholders know would result in a breach of any representation, warranty covenant or obligation of Xoom under the merger agreement; and

  •
  against (1) any acquisition proposal or transaction; (2) any change in a majority of the board of directors of Xoom; (3) any amendment to the Xoom's certificate of incorporation or bylaws; (4) any material change in the capitalization of Xoom or Xoom's corporate structure; and (5) any other action which is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the merger.

        If the merger agreement terminates in accordance with its terms, the voting agreements will also terminate.

        As of July 31, 2015, the record date for the special meeting, the directors, executive officers and stockholders of Xoom that entered into the voting agreements collectively beneficially owned 17.9% of the Xoom common stock entitled to vote at the special meeting.

Regulatory Matters (Page 91)

        Under the provisions of the HSR Act, the merger may not be completed until notification and report forms have been filed with the Antitrust Division of the United States Department of Justice (which we refer to as the Antitrust Division) and the Federal Trade Commission (which we refer to as the FTC) by Xoom and Parent, and the applicable waiting period has expired or been terminated. In addition, the expiration or termination of the applicable waiting period under the HSR Act is a condition to each of Parent's and Xoom's obligation to consummate the merger. Xoom and Parent filed their notification and report forms with the Antitrust Division and the FTC under the HSR Act on July 14, 2015 and July 15, 2015, respectively, and, in accordance with the merger agreement, each requested "early termination" of the waiting period.

        Xoom holds money transmitter licenses in various U.S. jurisdictions. The money transmission laws and regulations of some of these jurisdictions require that, prior to the acquisition of control of a licensee, the licensee and/or acquirer must notify the applicable regulatory authority, make certain filings with such regulatory authority, and/or obtain the approval of such regulatory authority. It is a condition to Parent's and Merger Sub's obligation to effect the merger that notices be provided to, filings be made with, and/or approvals be obtained from the applicable regulatory authority in certain jurisdictions. Xoom and Parent are in the process of providing such notices, making such filings, and obtaining such approvals.

Material U.S. Federal Income Tax Considerations with Respect to the Merger (Page 88)

        The receipt of cash in exchange for shares of Xoom common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes. Generally, stockholders will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis of the shares of Xoom common stock surrendered. Xoom stockholders who are U.S. holders (as defined in the section entitled "Material U.S. Federal Income Tax Considerations with Respect to the Merger") generally will be subject to U.S. federal income tax on any gain recognized in connection with the merger. Xoom stockholders who are non-U.S. holders generally will not be subject to U.S. federal income tax on any gain recognized in connection with the merger unless the stockholder has certain connections to the United States. Xoom stockholders should consult their own tax advisors to determine the tax consequences to them of the merger based on their particular circumstances.

Appraisal Rights (Page 92)

        Under Delaware law, if the merger is completed, Xoom stockholders who do not vote in favor of adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement and perfect their appraisal rights by complying with all of the required Delaware law procedures, which are summarized in this proxy statement. Section 262 of the DGCL is attached as Annex D to this proxy statement. Please read it carefully.

Interests of Xoom's Directors and Executive Officers in the Merger (Page 57)

        Xoom's directors and executive officers have economic interests in the merger that are different from, or in addition to, those of Xoom stockholders generally. These interests include:

  •
  severance arrangements covering our executive officers;

  •
  double-trigger vesting acceleration of certain equity awards held by our executive officers;

  •
  single-trigger vesting acceleration of all equity awards held by our directors;

  •
  with respect to performance share awards granted in February 2015 to executive officers, deeming that applicable performance conditions will be satisfied at the target level specified in the applicable award agreement, but that such performance share awards will continue to be subject to the requisite service-based vesting conditions;

  •
  retention payments and benefits to Ryno Blignaut, including full accelerated vesting of equity awards held by Mr. Blignaut if the merger is consummated prior to January 6, 2016 and Mr. Blignaut remains employed through the consummation of the merger;

  •
  indemnification of our directors and executive officers by the surviving corporation following the merger; and

  •
  the possible employment of certain of Xoom's executive officers by PayPal after the merger, including our chief executive officer, although as of the date of this proxy statement no agreements related to such matters or specific terms or conditions of employment have been proposed or entered into.

The Xoom board of directors was aware of and considered these interests (except for the retention payments and benefits to Mr. Blignaut, which were agreed to after the board of director's approval of the merger), among other matters, in reaching its decision to approve and declare advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement.

Xoom Equity-Based Awards (Page 77)

        Cashed Out Equity Awards.    The vested portion of each outstanding Xoom stock option immediately prior to the effective time of the merger will be cancelled and converted into the right to receive an amount (subject to applicable tax withholding) in cash equal to the product of (1) the aggregate number of shares of Xoom common stock subject to such cancelled Xoom stock option immediately prior to the effective time of the merger and (2) $25.00 less the per share exercise price of such cancelled Xoom stock option (it being understood that, if the exercise price of such cancelled Xoom stock option equals or exceeds $25.00, then the amount payable with respect to such cancelled Xoom stock option will be $0).

        Cancellation of Underwater Equity Awards.    Prior to the effective time of the merger, each Xoom stock option that is outstanding and unvested at such time with respect to which the per share exercise price is greater than $25.00 will become fully vested and exercisable, and each such fully vested Xoom stock option that is not exercised as of the effective time of the merger will be cancelled without any payment.

        Assumed Equity Awards.    The unvested portion of each outstanding Xoom stock option immediately prior to the effective time of the merger with respect to which the per share exercise price for such Xoom stock option is equal to or less than $25.00 will be assumed by Holdings and converted automatically into an option to purchase shares of Holdings common stock and will be subject to terms and conditions substantially identical to those in effect at the effective time of the merger, except that (1) the number of shares of Holdings common stock subject to each assumed stock option will be determined by multiplying the number of shares of Xoom common stock subject to such Xoom stock option immediately prior to the effective time of the merger by a fraction (which we refer to as the conversion ratio), the numerator of which is $25.00 and the denominator of which is the average closing price of Holdings common stock on NASDAQ over the ten consecutive trading days immediately preceding the date on which the effective time of the merger occurs (rounded down to the nearest whole share) and (2) the exercise price per share of each such assumed Xoom stock option will equal (A) the per share exercise price of the Xoom stock option immediately prior to the effective time of the merger divided by (B) the conversion ratio (rounded upwards to the nearest whole cent).

        Each Xoom restricted stock unit and Xoom performance share award that is outstanding and unvested immediately prior to the effective time of the merger will be assumed by Holdings and converted into a right to receive Holdings common stock and will be subject to terms and conditions substantially identical to those in effect at the effective time of the merger (provided that, in accordance with the terms of the applicable agreement that was in place prior to the merger, the performance conditions applicable to the performance share awards granted in February 2015 will be deemed satisfied at the target level specified in the applicable award agreement, but such performance share awards will continue to be subject to the requisite service-based vesting conditions), except that the number of shares of Holdings common stock subject to each Xoom restricted stock unit or Xoom performance share award assumed will be determined by multiplying the number of shares of Xoom common stock subject to such Xoom restricted stock unit or Xoom performance share award immediately prior to the effective time of the merger by the conversion ratio (rounded down to the nearest whole share).

Consummation of the Merger

        We currently expect the merger to be completed in the fourth quarter of 2015. However, we cannot predict the exact timing of the consummation of the merger or whether the merger will be consummated. In order to consummate the merger, Xoom stockholders must adopt the merger agreement at the special meeting and the other closing conditions under the merger agreement, including receipt of certain regulatory approvals, must be satisfied or, to the extent legally permitted, waived.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

        The following questions and answers address briefly some questions you may have regarding the merger agreement, the merger and the special meeting. These questions and answers may not address all questions that may be important to you as a holder of shares of Xoom common stock. For important additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.

Q:
What is the purpose of the merger?

A:
Xoom, Parent, Merger Sub and Holdings have entered into a merger agreement. Subject to the terms and conditions of the merger agreement, Merger Sub, a wholly owned subsidiary of Parent, will be merged with and into Xoom. Xoom will be the surviving corporation in the merger and will continue as a wholly owned subsidiary of Parent.

Q:
What will happen to my Xoom stock as a result of the merger?

A:
If the merger is completed, each share of Xoom common stock that you hold at the effective time of the merger will be converted into the right to receive $25.00 in cash, without interest, less any applicable withholding taxes. This does not apply to shares of Xoom common stock held by any Xoom stockholders who have properly perfected their appraisal rights under Delaware law as more fully described below. The closing sale price of a share of Xoom common stock on the NASDAQ Global Select Market on July 31, 2015 was $24.85. You are encouraged to obtain current market quotations for Xoom common stock in connection with voting your shares.

Q:
What will happen to Xoom generally as a result of the merger?

A:
If the merger is completed, Xoom will cease to be an independent public company and will be wholly owned by Parent. As a result, you will no longer have any ownership interest in Xoom. Upon completion of the merger, shares of Xoom common stock will no longer be listed on any stock exchange or quotation system, including the NASDAQ Global Select Market. In addition, following the completion of the merger, the registration of Xoom common stock and our reporting obligations under the Exchange Act will be terminated.

Q:
How does the merger consideration compare to the market price of Xoom common stock?

A:
The merger consideration of $25.00 per share to be received by Xoom stockholders represents:

•
a 19% premium to the closing price of our common stock on June 30, 2015 (the day preceding the public announcement of the merger);

•
a 32% premium to the three-month volume-weighted average price of our common stock; and

•
a 56% premium to the price of our common stock, before underwriters' commissions and discounts, in our February 2013 initial public offering.

  The closing sale price of a share of Xoom common stock on the NASDAQ Global Select Market on July 31, 2015 was $24.85. You are encouraged to obtain current market quotations for Xoom common stock in connection with voting your shares.

Q:
When do you expect the merger to be completed?

A:
We currently expect the merger to be completed in the fourth quarter of 2015. However, the merger is subject to various closing conditions, including Xoom stockholder and regulatory approvals, and it is possible that the failure to timely meet these closing conditions or other factors outside of our control could delay the completion of the merger. We cannot assure you that we will complete the merger on this schedule or at all.

Q:
Why am I receiving this proxy statement?

A:
You are receiving this proxy statement because you were a stockholder of Xoom as of July 31, 2015, the record date for the special meeting. To complete the merger, Xoom stockholders holding a majority of the outstanding shares of Xoom common stock must vote to adopt the merger agreement. A copy of the merger agreement is attached to this proxy statement as Annex A. Xoom will submit the merger agreement to its stockholders for adoption at the special meeting described in this proxy statement. You should read the section entitled "The Special Meeting" beginning on page 20 of this proxy statement.

Q:
When and where will the special meeting of stockholders be held?

A:
The special meeting of Xoom stockholders will be held on Friday, September 4, 2015, starting at 9:00 a.m., Pacific time, at the offices of Goodwin Procter LLP, Three Embarcadero Center, 24th Floor, San Francisco, CA 94111.

Q:
What are the proposals that will be voted on at the special meeting?

A:
You will be asked to consider and vote on (1) a proposal to adopt the merger agreement with Parent, Merger Sub and Holdings and (2) a proposal to approve one or more adjournments or postponements of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if Xoom has not obtained sufficient affirmative stockholder votes to adopt the merger agreement.

Q:
How does the Xoom board of directors recommend that I vote on the proposals?

A:
The Xoom board of directors unanimously approved the merger agreement and determined that the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of Xoom and our stockholders and unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement. You should read the section entitled "The Merger—Reasons for the Merger and Recommendation of our Board of Directors" beginning on page 39 of this proxy statement. The Xoom board of directors also unanimously recommends that you vote "FOR" the adjournment proposal.

Q:
Who is entitled to attend and vote at the special meeting?

A:
The record date for the special meeting is July 31, 2015. If you own shares of Xoom common stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting. As of the record date, there were approximately 39,313,662 shares of Xoom common stock issued and outstanding held collectively by approximately 50 stockholders of record.

Q:
How many votes are required to adopt the merger agreement?

A:
Under applicable law, we must receive the affirmative approval of the holders of a majority of the outstanding shares of Xoom common stock entitled to vote at the special meeting in order to complete the merger. In connection with the execution of the merger agreement, the directors and executive officers of Xoom and certain entities affiliated with Sequoia Capital entered into voting and support agreements in which they agreed to vote in favor of the adoption of the merger agreement. As of July 31, 2015, the record date for the special meeting, these directors, executive officers and stockholders collectively beneficially owned 17.9% of the Xoom common stock entitled to vote at the special meeting. If the merger agreement is terminated in accordance with its terms, these voting and support agreements will also terminate.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the special meeting, who will separately count "FOR" and "AGAINST" votes and abstentions. The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of Xoom common stock entitled to vote at the special meeting. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

  Approval of the adjournment of the Xoom special meeting if necessary or appropriate to solicit additional proxies if there are not sufficient votes to approve the merger agreement requires that the number of votes cast "FOR" the proposal by holders of shares of Xoom common stock present, in person or by proxy, at the Xoom special meeting and entitled to vote thereon, exceeds the number of votes cast "AGAINST" the proposal by holders of shares of Xoom common stock present, in person or by proxy, at the Xoom special meeting and entitled to vote thereon. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the outcome of any vote to adjourn the Xoom special meeting.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares as described below. You have one vote for each share of Xoom common stock you own as of the record date.

Q:
How do I vote if I am a stockholder of record?

A:
You may vote:

•
by using the telephone voting instructions printed on your proxy card;

•
by using the Internet voting instructions printed on your proxy card;

•
by completing, signing and dating each proxy card you receive and returning it in the enclosed postage paid envelope; or

•
in person by appearing and casting your vote at the special meeting.

  If you are voting by telephone or via the Internet, your voting instructions must be received by the date and time indicated on the applicable proxy card(s).

  Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy by mail, via the Internet or by telephone even if you plan to attend the special meeting in person, to ensure that your shares of Xoom common stock are present in person or represented at the special meeting.

  If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares will be voted "FOR" the proposal to adopt the merger agreement and "FOR" the proposal to adjourn the special meeting. With respect to any other matter that properly comes before the special meeting, shares present in person or represented by all proxies received by Xoom will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

Q:
How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:
If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in "street name." "Street name" holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares for you at the special meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct it to vote your shares. If you wish to vote in person at the special meeting, you must bring a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the special meeting.

  In addition, because any shares you may hold in "street name" will be deemed to be held by a different stockholder than any shares you hold of record, shares held in "street name" will not be combined for voting purposes with shares you hold of record. To be sure your shares are voted, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares. Shares held by a corporation or business entity must be voted by an authorized officer of the entity.

Q:
What does it mean if I receive more than one proxy?

A:
If you receive more than one proxy, it means that you hold shares that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote by telephone or via the Internet by using the different control number(s) on each proxy card.

Q:
May I change my vote after I have delivered my proxy?

A:
Yes. If you are the stockholder of record of Xoom common stock, you have the right to change or revoke your proxy at any time before the vote being taken at the special meeting:

•
by delivering to Xoom's secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•
by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•
by signing and delivering a new proxy relating to the same shares of Xoom common stock and bearing a later date; or

•
by submitting another proxy by telephone or via the Internet by the date and time indicated on the applicable proxy card(s).

  Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Xoom Corporation
425 Market Street, 12th Floor
San Francisco, California 94105
Attn: Secretary

  If you are a "street name" holder of Xoom common stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your proxy.

Q:
What are the material U.S. federal income tax consequences of the merger to me?

A:
The receipt of cash in exchange for shares of Xoom common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes. Generally, you will recognize gain or loss equal to the difference between the amount of cash you receive and the adjusted tax basis of your shares of Xoom common stock. If you are a U.S. holder (as defined in the section entitled "Material U.S. Federal Income Tax Considerations with Respect to the Merger"), you generally will be subject to U.S. federal income tax on any gain recognized in connection with the merger. If you are a non-U.S. holder, you generally will not be subject to U.S. federal income tax on any gain recognized in connection with the merger unless you have certain connections to the United States. The tax consequences of the merger to you will depend on your particular circumstances, and you should consult your own tax advisors to determine how the merger will affect you. For a more detailed summary of the tax consequences of the merger, see "Material U.S. Federal Income Tax Considerations with Respect to the Merger" beginning on page 88 of this proxy statement.

Q:
Am I entitled to appraisal rights?

A:
If the merger is completed, Xoom stockholders who do not vote in favor of the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares of Xoom common stock, as determined by the Delaware Court of Chancery, but only if they properly perfect appraisal rights under Delaware law, as described in the section entitled "Appraisal Rights" beginning on page 92 of this proxy statement. A copy of the full text of Section 262 of the Delaware General Corporation Law, or the DGCL, is included as Annex D to this proxy statement. Failure to strictly comply with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.

Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Xoom common stock for the merger consideration. If your shares are held in "street name" by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your "street name" shares in exchange for the merger consideration. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES NOW.

Q:
What happens if I sell my shares of Xoom common stock before the special meeting?

A:
The record date for stockholders entitled to vote at the special meeting is earlier than the date of the special meeting and the expected closing date of the merger. If you transfer your shares of Xoom common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the merger consideration to the person or entity to whom you transfer your shares.

  In addition, if you sell your shares prior to the special meeting or prior to the effective time of the merger, you will not be eligible to exercise your appraisal rights in respect of the merger. For a more detailed discussion of your appraisal rights and the requirements for perfecting your appraisal rights, see "Appraisal Rights" beginning on page 92 and Annex D of this proxy statement.

Q:
What happens if the merger is not completed for any reason?

A:
If the merger is not completed for any reason, Xoom stockholders will not receive any payment for their shares in connection with the merger. Instead, Xoom will remain a stand-alone public company, and Xoom common stock will continue to be listed and traded on the NASDAQ Global Select Market. Under specified circumstances, we may be required to pay to Parent a termination fee or expenses associated with the transaction, as described below under "The Merger Agreement—Termination Fees and Expenses" beginning on page 85 of this proxy statement.

Q:
Who can answer further questions?

A:
For additional questions about the merger, assistance in submitting proxies or voting shares of Xoom common stock, or to request additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor at:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll Free: (877) 732-3621
Email: xoom@dfking.com

  If your brokerage firm, bank, trust or other nominee holds your shares in "street name," you should also call your brokerage firm, bank, trust or other nominee for additional information.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

        This proxy statement is being furnished to Xoom stockholders as part of the solicitation of proxies by Xoom's officers, directors and employees for use at the special meeting to be held on Friday, September 4, 2015, starting at 9:00 a.m., Pacific time, at the offices of Goodwin Procter LLP, Three Embarcadero Center, 24th Floor, San Francisco, CA 94111, or at any adjournment or postponement of the special meeting. The purpose of the special meeting is for Xoom stockholders to consider and vote on the following:

  1.
  a proposal to adopt the merger agreement;

  2.
  a proposal to approve one or more adjournments or postponements of the special meeting, if necessary, to solicit additional proxies if Xoom has not obtained sufficient affirmative stockholder votes to adopt the merger agreement; and

  3.
  such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

        Xoom stockholders must adopt the merger agreement in order for the merger to occur. A copy of the merger agreement is attached to this proxy statement as Annex A. You are urged to read the merger agreement carefully in its entirety.

Record Date and Quorum

        Our board of directors has fixed the close of business on July 31, 2015 as the record date for the special meeting, and only holders of record of Xoom common stock on the record date are entitled to vote at the special meeting. As of July 31, 2015, there were 39,313,662 shares of Xoom common stock outstanding and entitled to vote. Each share of Xoom common stock entitles its holder to one vote on all matters properly coming before the special meeting.

        A majority of the shares of Xoom common stock entitled to vote at the special meeting, present in person or represented by proxy, constitutes a quorum for the purpose of considering the proposals. Shares of Xoom common stock held by stockholders present in person or represented at the special meeting but not voted, including shares of Xoom common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. If a quorum fails to attend the special meeting, the presiding officer may adjourn the special meeting. See "—Postponement and Adjournments" on page 22 of this proxy statement.

Vote Required for Approval

        You may vote "FOR" or "AGAINST", or you may "ABSTAIN" from voting on, each proposal to be considered and voted on at the special meeting.

        Consummation of the merger requires the adoption of the merger agreement by the affirmative vote of the holders of a majority of the outstanding shares of Xoom common stock entitled to vote at the special meeting. Therefore, if you abstain or fail to vote on the proposal to adopt the merger agreement, or if you fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the adoption of the merger agreement.

        The approval of the proposal to adjourn or postpone the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if Xoom has not obtained sufficient affirmative stockholder votes to adopt the merger agreement, requires the affirmative vote of a majority of the votes properly cast for and against such matter. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the proposal to adjourn the special meeting.

        In connection with the execution of the merger agreement, the directors and executive officers of Xoom and certain entities affiliated with Sequoia Capital entered into voting and support agreements in which they agreed to vote in favor of the adoption of the merger agreement. As of July 31, 2015, the record date for the special meeting, these directors, executive officers and stockholders collectively beneficially owned 17.9% of the Xoom common stock entitled to vote at the special meeting.

Voting and Proxies

        Holders of record of Xoom common stock may vote their shares by attending the special meeting and voting their shares of Xoom common stock in person. Alternatively, you may vote your shares in one of the following three ways, whether or not you plan to attend the special meeting:

  •
  by using the Internet voting instructions printed on your proxy card;

  •
  by using the telephone voting instructions printed on your proxy card; or

  •
  by completing, signing and dating each proxy card you receive and returning it in the enclosed postage prepaid envelope.

        Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy via the Internet, by telephone or by mail, even if you plan to attend the special meeting, to ensure that your shares of Xoom common stock are represented at the special meeting.

        All shares of Xoom common stock represented by properly signed and dated proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the holder. If you return a properly signed and dated proxy card but do not mark the box showing how you wish to vote, your shares will be voted "FOR" the proposal to adopt the merger agreement and "FOR" the approval of the proposal to adjourn the special meeting. With respect to any other matter that properly comes before the special meeting, shares present in person or represented by all proxies received by Xoom will be voted with respect to such matter in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

        If your shares of Xoom common stock are held in "street name," you will receive instructions from your brokerage firm, bank, trust or other nominee that you must follow in order to have your shares voted. If you have not received such voting instructions or require further information regarding such voting instructions, contact your brokerage firm, bank, trust or other nominee, as the case may be. Brokers who hold shares of Xoom common stock in "street name" for a beneficial owner of those shares typically have the authority to vote in their discretion on "routine" proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that are "non-routine," such as adoption of the merger agreement, without specific instructions from the beneficial owner. Broker non-votes are shares held by a broker or other nominee that are present in person or represented at the meeting, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Because all proposals for the special meeting are non-routine and non-discretionary, Xoom anticipates that there will not be any broker non-votes in connection with any proposal. If your broker or other nominee holds your shares of Xoom common stock in "street name," your broker or other nominee will vote your shares only if you provide instructions on how to vote. Please follow the directions on the voting instruction form sent to you by your broker or other nominee with this proxy statement.

Revocation of Proxies

        Proxies received by Xoom at any time before the vote being taken at the special meeting, which have not been revoked or superseded before being voted, will be voted at the special meeting. If you are a stockholder of record of shares of Xoom common stock, you have the right to change or revoke your proxy at any time, unless noted below, before the vote is taken at the special meeting by any of the following actions:

  •
  delivering to Xoom's secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

  •
  signing and delivering a new proxy, relating to the same shares of Xoom common stock and bearing a date later than the date of the earlier proxy; or

  •
  submitting another proxy by Internet or telephone by the date and time indicated on the applicable proxy card(s).

        Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Xoom Corporation
425 Market Street, 12th Floor
San Francisco, California 94105
Attn: Secretary

        If you are a "street name" holder of Xoom common stock, you may change your vote by submitting new voting instructions to your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your proxy.

Postponement and Adjournments

        Xoom is submitting a proposal for consideration at the special meeting to authorize the named proxies to approve one or more adjournments or postponements of the special meeting to the extent permitted by the merger agreement if there are not sufficient votes to adopt and approve the merger agreement at the time of the special meeting. Even though a quorum may be present at the special meeting, it is possible that we may not have received sufficient votes to adopt the merger agreement by the time of the special meeting. In that event, we would expect to adjourn or postpone the special meeting in order to solicit additional proxies. The adjournment proposal relates only to an adjournment of the special meeting for purposes of soliciting additional proxies to obtain the requisite stockholder approval to adopt the merger agreement. Any other adjournment of the special meeting to the extent permitted by the merger agreement, including an adjournment required because of the absence of a quorum, would be voted upon pursuant to the discretionary authority granted by the proxy.

        The approval of a proposal to adjourn the special meeting, if necessary, to solicit additional proxies if Xoom has not obtained sufficient affirmative stockholder votes to adopt the merger agreement, requires a majority of the votes properly cast for such matter. The failure to vote shares of Xoom common stock for this proposal would have no effect on the approval of the adjournment proposal.

        The Xoom board of directors recommends that you vote "FOR" the adjournment proposal so that proxies may be used for that purpose, should it become necessary. Properly executed proxies will be voted "FOR" the adjournment proposal, unless otherwise noted on the proxies. If the special meeting is adjourned or postponed, we are not required to give notice of the time and place of the adjourned meeting unless the adjournment is for more than 30 days or our board fixes a new record date for the special meeting.

Solicitation of Proxies

        Our directors, officers and employees may solicit proxies on our behalf in person, by telephone, email or facsimile. These persons will not be paid additional remuneration for their efforts. Xoom has also retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a fee estimated not to exceed $10,000, plus reasonable out of pocket expenses. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of Xoom common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses. Xoom will pay all expenses of filing, printing and mailing this proxy statement, including solicitation expenses.

Stockholder List

        A list of Xoom stockholders entitled to vote at the special meeting will be available for inspection at our principal executive offices located at 425 Market Street, 12th Floor, San Francisco, California 94105 at least 10 days prior to the date of the special meeting and continuing through the special meeting for any purpose germane to the meeting. The list will also be available at the meeting for inspection by any stockholder present at the meeting.

Questions and Additional Information

        If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor at:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll Free: (877) 732-3621
Email: xoom@dfking.com

PROPOSALS SUBMITTED TO XOOM STOCKHOLDERS

The Merger Agreement Proposal

        (Item 1 on the Proxy Card)

        Xoom is asking its stockholders to adopt the merger agreement that Xoom has entered into with PayPal, Holdings and Merger Sub. A copy of the merger agreement is attached to this proxy statement as Annex A. You are urged to read the merger agreement carefully in its entirety.

        For a summary and detailed information regarding this proposal, see the information about the merger agreement and the merger throughout this proxy statement, including the information set forth in the sections entitled "The Merger" beginning on page 27 of this proxy statement and "The Merger Agreement" beginning on page 67 of this proxy statement. A copy of the merger agreement is attached as Annex A to this proxy statement.

        Under applicable law, we cannot complete the merger without the affirmative vote of a majority of the outstanding shares of Xoom common stock entitled to vote at the special meeting. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have the same effect as a vote against the proposal to adopt the merger agreement.

        The Xoom board of directors unanimously determined that the merger and the merger agreement are advisable and in the best interests of Xoom and its stockholders, approved the merger agreement and recommends that Xoom stockholders adopt the merger agreement. Accordingly, the Xoom board of directors unanimously recommends that holders of Xoom common stock vote "FOR" the proposal to adopt the merger agreement. See "The Merger—Reasons for the Merger and Recommendation of our Board of Directors" beginning on page 39 of this proxy statement.

The Adjournment Proposal

        (Item 2 on the Proxy Card)

        Xoom is asking its stockholders to approve a proposal for one or more adjournments or postponements of the special meeting, if necessary and to the extent permitted by the merger agreement, to solicit additional proxies if Xoom has not obtained sufficient affirmative stockholder votes to adopt the merger agreement. If the Xoom stockholders approve the adjournment proposal, Xoom could adjourn or postpone the special meeting, and any adjourned session of the special meeting, and use the additional time to solicit additional proxies.

        If, at the special meeting, the number of shares of Xoom common stock present in person or by proxy and voting in favor of the proposal to adopt the merger agreement is not sufficient to approve that proposal, Xoom may move to adjourn the special meeting in order to enable Xoom's directors, officers and employees to solicit additional proxies for the adoption of the merger agreement. In that event, Xoom will ask its stockholders to vote only upon the adjournment proposal, and not the merger agreement proposal. The approval of the adjournment proposal requires the affirmative vote of a majority of the votes properly cast for and against the adjournment proposal at the special meeting. If you abstain from voting, fail to cast your vote, in person or by proxy, or fail to give voting instructions to your brokerage firm, bank, trust or other nominee, it will have no effect on the proposal to adjourn the special meeting.

        The adjournment proposal relates only to an adjournment of the special meeting occurring for purposes of soliciting additional proxies for approval of the merger agreement proposal in the event that there are insufficient votes to approve that proposal. Xoom retains full authority to the extent set forth in its bylaws and Delaware law (subject to the terms of the merger agreement) to adjourn the special meeting for any other purpose, or to postpone the special meeting before it is convened, without the consent of any Xoom stockholders.

        The Xoom board of directors unanimously recommends that holders of Xoom common stock vote "FOR" the adjournment proposal.

 THE COMPANIES

        Xoom Corporation.    Xoom is a leader in the digital consumer-to-consumer international money transfer industry. Xoom's customers use Xoom to send money to, pay bills for and send prepaid mobile phone reloads to family and friends around the world. Xoom offers money transfer services from the United States to 38 countries, cross-border bill payment services from the United States to five countries and prepaid mobile phone reload services in 22 countries. Xoom's typical customers left their home countries and moved to the United States to seek better employment opportunities and to support their family and friends back home. Xoom's customers represent a broad range of professions and education levels, but share common traits in that they have bank accounts and actively use the Internet or mobile devices. They maintain close ties to home and use Xoom to help their family and friends in their home countries pay their utility bills and afford basic, and sometimes dire, needs for food, shelter, healthcare and other critical, non-discretionary expenses.

Xoom Corporation
425 Market Street, 12th Floor
San Francisco, California 94105
(415) 777-4800
www.xoom.com

        PayPal, Inc.    PayPal is a leading technology platform company that enables digital and mobile payments on behalf of consumers and merchants worldwide. PayPal provides safer and simpler ways for businesses of all sizes to accept payments from merchant websites, mobile devices and applications, and at offline retail locations through a wide range of payment solutions across its Payments Platform, including PayPal, PayPal Credit, Venmo and Braintree products. PayPal enables global commerce by providing payment solutions for its approximately 169 million active customer accounts in over 200 markets, while providing customers a choice of how they would like to pay or get paid.

PayPal, Inc.
c/o PayPal Holdings, Inc.
2211 North First Street
San Jose, CA 95131

        PayPal Holdings, Inc.    Holdings is a Delaware corporation and the ultimate parent company of PayPal. Holdings is an independent public company trading on The Nasdaq Stock Market under the ticker symbol "PYPL".

PayPal Holdings, Inc.
2211 North First Street
San Jose, CA 95131
https://investor.paypal-corp.com/

        Timer Acquisition Corp.    Merger Sub is a Delaware corporation and a wholly owned subsidiary of PayPal, and was formed solely for the purpose of facilitating PayPal's acquisition of Xoom. Merger Sub has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, Merger Sub will merge with and into Xoom and will cease to exist.

Timer Acquisition Corp.
c/o PayPal Holdings, Inc.
2211 North First Street
San Jose, CA 95131

 THE MERGER

Background of the Merger

        Our board of directors, which we sometimes refer to as our board, and management periodically review our long-term strategy and objectives in light of developments in the markets in which we operate. Over the past several years, we have considered a range of strategic alternatives with a view to increasing stockholder value, including accessing the public markets through public offerings, potential commercial and strategic business partnerships, returning capital to stockholders, and other potential strategic transactions, such as mergers and acquisitions and dispositions of assets.

        In May 2014, a call was held between the chief executive officer of a publicly-traded company (which we refer to as Company A) and our chief executive officer. During the call, the chief executive officer of Company A expressed an interest in exploring a potential strategic transaction with Xoom. We entered into a mutual confidentiality agreement with Company A on May 19, 2014.

        In June 2014, members of our senior management team met with senior executives of Company A to engage in some preliminary discussions concerning our respective businesses. Thereafter, we engaged in discussions with Company A regarding a potential strategic transaction and provided Company A with confidential, non-public information regarding our company. These discussions were preliminary in nature and neither we nor Company A made any proposals during these meetings or otherwise discussed the specific terms of a potential strategic transaction, or any agreement to work towards a potential transaction.

        In mid-June 2014, our chief executive officer and chief financial officer, in light of the discussions with Company A and after discussion with certain of our directors, contacted a representative of Qatalyst Partners to request its view on how third parties might perceive Xoom's value and its growth drivers and execution risks. We contacted Qatalyst Partners due to that firm's qualifications, expertise, reputation and knowledge of our business affairs and the industry in which we operate. We also discussed with representatives of Qatalyst Partners their potential engagement as our company's financial advisor in connection with a review of the company's strategic alternatives, including a possible proposal from Company A.

        On June 23, 2014, our chief executive officer informally updated the board regarding the recent activities with Company A and management's conversations with representatives of Qatalyst Partners.

        On July 2, 2014, Company A indicated that executing a transaction to acquire Xoom would not be feasible given the size and cash resources of Company A, and it terminated discussions with us regarding a potential strategic transaction.

        On July 10, 2014, the board held a regularly-scheduled meeting in which the recent interest that had been expressed by Company A was discussed. Members of Xoom's management and representatives of Xoom's outside legal counsel, Goodwin Procter LLP ("Goodwin Procter"), were present at this meeting. Representatives of Goodwin Procter reviewed the board's fiduciary duties in the context of evaluating such expressions of interest. Also present at the meeting, at the invitation of management, were representatives of Qatalyst Partners. The board considered Qatalyst Partners as a potential investment banking firm candidate to assist and advise the board with regard to any business combination overtures because of Qatalyst Partners' substantial knowledge of and familiarity with Xoom and the industries in which it operates. Representatives of Qatalyst Partners discussed with the board, among other things, the then-current merger and acquisition environment and Xoom's potential attractiveness as an acquisition target, including a review of potential valuation parameters in the context of a possible sale of Xoom as well as Xoom's prospects as a standalone business.

        In consideration of the recent interest that had been expressed by Company A and the discussion with representatives of Qatalyst Partners, the board engaged in a general discussion concerning whether and at what time it might be advisable to approach and discuss a potential strategic transaction with other parties. The board discussed the potential risks and benefits of commencing a process in which one or more parties could be invited to review confidential information and submit indications of interest with respect to a potential business combination involving Xoom. In particular, the board discussed the potential disruptions to Xoom's business during a protracted process, the risk of leaks that might arise from making contact with other parties in the industry, and the impact on Xoom's business of such leaks, including the potential loss of customers, partners and employees. The board also discussed the potential need to disclose during such process proprietary and confidential information to competitors and potential competitors.

        The board, with the assistance of representatives of Qatalyst Partners and input from management, also discussed the general universe of potential acquirers that might be contacted. In determining potential likely strategic buyers, the board reviewed a list of ten publicly-traded companies and one privately-held company prepared by Qatalyst Partners with input from management, including technology companies, financial companies and companies in other industries, and considered a variety of factors, including: each company's potential interest in entering into a strategic transaction with Xoom given such company's industry position and perceived strategic priorities; such company's financial strength and resources to pursue a strategic transaction in a timely manner; the risk of potential leaks in engaging with such company; and such company's experience in efficiently evaluating, pursuing and consummating the acquisition of a public company of the size and nature of Xoom. No financial buyers were included on the list due to perceived low probability that a financial buyer would submit a competitive proposal given the implied valuation multiples and the lack of potential synergies. The list included PayPal's then-parent company, eBay Inc. ("eBay"). Based on its assessment of the above factors, the board authorized representatives of Qatalyst Partners to contact the parties on the list. The board also authorized management as part of its ongoing, strategic dialogue with other parties to build relationships with senior executives of other parties and explain the strategic importance of Xoom's business in the light of the interest shown by Company A, without actively indicating Xoom was for sale. The board then considered engaging Qatalyst Partners and after discussion determined to engage Qatalyst Partners as Xoom's financial advisor to assist the board in its evaluation of strategic alternatives, subject to the satisfactory negotiation of an engagement letter with Qatalyst Partners.

        On July 17, 2014, we engaged Qatalyst Partners as our financial advisor pursuant to a formal engagement letter as authorized during the July 10, 2014 board meeting.

        From late July through the middle of August 2014, Xoom management and representatives of Qatalyst Partners, based on the discussions at the July 10, 2014 board meeting, formed a plan to contact ten of the eleven potential acquirers discussed at that meeting to gauge whether any had an interest in a potential strategic transaction with Xoom.

        Beginning in the middle of August 2014, representatives of Qatalyst Partners, and in one case, our chief executive officer, contacted all ten companies and inquired about their interest in pursuing a strategic transaction with Xoom. Eight of the companies, including PayPal's then-parent company, eBay, indicated that they were not interested in pursuing a transaction with Xoom.

        On August 28, 2014, members of our senior management team met with representatives of a publicly-traded company (whom we refer to as Company B), which had expressed an interest in a potential strategic transaction with Xoom. We entered into a confidentiality agreement containing a "standstill" provision with Company B on September 23, 2014. This "standstill" provision terminated in accordance with its terms prior to the execution of the merger agreement with PayPal.

        On September 4, 2014, members of our senior management team gave a presentation to representatives of a publicly-traded company (whom we refer to as Company C), which had expressed an interest in a potential strategic transaction with Xoom. We entered into a confidentiality agreement containing a "standstill" provision with Company C on September 3, 2014. This "standstill" provision terminated in accordance with its terms prior to the execution of the merger agreement with PayPal. On September 19, 2014, members of our senior management team again met with representatives of Company C to further discuss our business and potential synergies that could result from a possible strategic transaction between the parties.

        During September 2014, we also engaged in further discussions with Company C regarding a potential strategic transaction and provided Company C with confidential, non-public information regarding our company under our existing confidentiality agreement. These discussions were preliminary in nature and there was no discussion of price or any other specific terms of a possible transaction with Company C. In late September 2014, Company C indicated that it would not be in a position to move forward with pursuing an acquisition of Xoom and it terminated discussions with us regarding a potential acquisition.

        On October 9, 2014, the board held a regularly-scheduled meeting with members of Xoom management and representatives of Goodwin Procter participating. Xoom management provided the board with an update on the status of outreach to, and discussions with, potential strategic acquirers since the board's July 10, 2014 meeting.

        On October 10, 2014, Company B indicated that they had hired a financial advisor to assist them in evaluating a potential strategic transaction with Xoom.

        Between September 25, 2014 and October 29, 2014, the management of Xoom and representatives of Qatalyst Partners met with representatives of Company B and their financial advisor on several occasions and provided material non-public information regarding our company under our existing confidentiality agreement and also discussed the potential synergy benefits from a combination. Representatives of Qatalyst Partners and the financial advisor of Company B also discussed the timing and commercial aspects of a potential transaction between the two companies.

        On October 28, 2014, Xoom released its third quarter earnings announcement, which disclosed quarterly performance below Wall Street expectations with respect to new customer acquisitions. Xoom also announced that Mr. Blignaut would be stepping down from his role as Xoom's chief financial officer and chief risk officer effective December 1, 2014. On October 29, 2014, Xoom's stock price closed at $14.41, down from $19.45, or 26%, from the previous day's close.

        On November 4, 2014, our chief executive officer met with the chief executive officer of Company B. In the light of the recent earnings release from Xoom and other strategic initiatives involving Company B, the respective chief executive officers agreed to terminate their discussions until a later date. This information was shared with our board.

        Between November 4, 2014 and February 12, 2015, our chief executive officer had periodic, general and brief conversations with the chief executive officer of Company B, but there was no discussion regarding a potential strategic transaction, nor did we engage in any discussions with any other parties concerning a potential strategic transaction.

        On January 5, 2015, Xoom announced that it had been a victim of a business e-mail compromise that was carried out against Xoom in late December 2014, as more fully disclosed in Xoom's Form 8-K filed with the SEC on January 5, 2015. As disclosed in our 2014 Annual Report, Xoom recorded a loss of $30.8 million in the fourth quarter of 2014 in connection with the business e-mail compromise. As our chief executive officer indicated on our February 10, 2015 earnings call, the Company does not expect any material recovery. Xoom also announced that, at our request, Mr. Blignaut would return to Xoom and reassume, on an interim basis, the role of Xoom's chief financial officer and chief risk officer.

        On February 10, 2015, Xoom issued a press release announcing its financial and operational results for the fiscal quarter and fiscal year ended December 31, 2014. Xoom announced that it posted fiscal fourth quarter revenue of $43.9 million, which represented an increase of 37% compared to the same period in the prior year, and annual revenue of $159 million, which represented an increase of 30% compared to the prior fiscal year. On February 11, 2015, Xoom's stock price closed at $14.55.

        On February 17, 2015, at the request of the chief executive officer of Company B, our chief executive officer and chief financial officer met with the chief executive officer and chief financial officer of Company B, who expressed an interest in resuming the discussions between the parties regarding a strategic transaction that were terminated in November 2014 and proposed next steps for

Company B to perform its due diligence on Xoom, including a detailed assessment of the potential financial synergies arising from a combination. At the close of the meeting, the chief executive officer of Company B indicated that a formal proposal to Xoom would be forthcoming within a few days.

        On March 13, 2015, the chief executive officer and the chief financial officer of Company B informed us that it had retained an alternative financial advisor. They further indicated that Company B needed additional time to complete its synergy analysis at the direction of Company B's board of directors prior to making a formal proposal and indicated that a formal proposal would be made on or around May 15, 2015, at which time Company B had a board meeting planned to discuss a potential transaction with Xoom. The chief executive officer and chief financial officer of Company B also noted that the management team of Company B, together with its outside advisors, planned to make a recommendation to their board and present a detailed analysis of the merits of a potential combination with Xoom.

        Between March 13 and May 20, 2015, representatives of Xoom and Qatalyst Partners and representatives of Company B and their external advisors engaged in various discussions regarding a potential transaction and representatives of Xoom shared additional non-public information.

        On April 3, 2015, our chief executive officer received an email from a senior executive at PayPal, who expressed PayPal's interest in discussing the potential synergies of a partnership with Xoom and requested a meeting. Our chief executive officer indicated that PayPal should contact the representatives of Qatalyst Partners for further discussion, which PayPal did.

        On April 7, 2015, representatives of Qatalyst Partners informed representatives of PayPal that Xoom was currently in discussions with another party regarding a potential acquisition of Xoom.

        On April 10, 2015, members of our senior management team and representatives of Qatalyst Partners met with representatives of PayPal to assist PayPal in better understanding our business.

        On April 17, 2015, to facilitate ongoing discussions, Xoom and PayPal's parent company, eBay, entered into a confidentially agreement containing a "standstill" provision.

        During the week of April 20, 2015, members of Xoom management gave presentations to representatives of PayPal. The presentations included an overview of our company, products and technology, distribution network, marketing programs and regulatory compliance matters, as well as a review of key financial highlights. From April 27, 2015 to May 15, 2015, representatives of Qatalyst Partners had follow-up discussions with representatives of PayPal to discuss our business. Neither our representatives nor the PayPal representatives made any proposals during these meetings or otherwise discussed the specific terms of a potential strategic transaction.

        On April 28, 2015, our chief executive officer and PayPal's president and chief executive officer designee met and generally discussed the status of prior discussions between the parties and their respective representatives. The conversation did not result in any specific proposals.

        On April 28, 2015, Xoom issued a press release announcing its financial and operating results for the fiscal quarter ended March 31, 2015. Xoom announced that it posted fiscal first quarter revenue of $44.4 million, which represented an increase of 24% compared to the same period in the prior year. On April 29, 2015, Xoom's stock price closed at $17.78.

        On May 13, 2015, representatives of Qatalyst Partners informed the financial advisor of Company B that another party had approached Xoom on an unsolicited basis and Xoom anticipated that such party would make an acquisition proposal on or about May 15, 2015 and, therefore, if Company B had an interest in a potential acquisition of Xoom, it should submit a proposal within the same timeframe. The financial advisor of Company B informed representatives of Qatalyst Partners that, subject to the views of Company B's board, it was anticipated that an acquisition proposal would be made following Company B's board meeting.

        On May 15, 2015, PayPal's president and chief executive officer designee called our chief executive officer and indicated that he planned to send a proposal that day which would outline PayPal's proposed terms of an acquisition of Xoom. Although PayPal's current valuation position for a potential transaction was mentioned, the parties did not negotiate the price or any other terms for a possible strategic transaction during this call. PayPal's president and chief executive officer designee indicated PayPal's desire to retain key members of the management team, including our chief executive officer, and for the Xoom management team to run a global remittance service for PayPal. Over the ensuing weeks, representatives of PayPal reiterated to our management team PayPal's intention to retain the Xoom management team if a deal were ultimately consummated. In these discussions, no specific terms or conditions of employment, including potential compensation, were discussed. Currently, our chief executive officer plans to continue as the chief executive officer of the PayPal remittance service, and report directly to PayPal's president and chief executive officer; however, as of the date of this proxy statement, no further specific employment terms have been discussed.

        On May 15, 2015, we received a written, non-binding proposal from PayPal to acquire Xoom for between $21.00 and $22.50 per share in cash (the "Initial Proposal"). The Initial Proposal was subject to completion of due diligence, negotiation of a definitive merger agreement, and receipt of all necessary internal approvals by PayPal. Included with the Initial Proposal was a summary due diligence request list. The Initial Proposal also indicated that given the importance of leadership continuity, PayPal would expect to create appropriate retention incentives for key members of the management team. As noted above, as of the date of this filing, no proposals or material details of any such post-closing retention incentives or employment terms have been exchanged. Our chief executive officer informed our board of the receipt of the Initial Proposal and had informal discussions about the proposal with each director.

        On May 15, 2015, the management of Xoom was informed by a third party who was not involved in the Company's consideration of a possible strategic transaction of rumors circulating around the trading desks of certain Wall Street firms that Xoom was the subject of a potential acquisition proposal by a third party. Xoom's stock rose approximately 7% during the day and closed at $19.31.

        On May 15, 2015, representatives of Qatalyst Partners contacted the financial advisor of Company B to inquire whether a proposal was forthcoming. A representative of the financial advisor of Company B responded that he expected that a proposal would be made early the following week.

        On May 20, 2015, the board held a meeting to, among other things, discuss the Initial Proposal. Also in attendance at the meeting were members of management and representatives of Qatalyst Partners and Goodwin Procter. Our chief executive officer summarized for the board his recent discussions with PayPal and Company B. Representatives of Goodwin Procter reviewed with the board its fiduciary duties in connection with considering a potential sale of Xoom. Representatives of Qatalyst Partners discussed with the board financial aspects of PayPal's Initial Proposal.

        In its consideration of the Initial Proposal, the board reviewed Xoom's short- and long-term business strategies and prospects as a standalone business, the competitive landscape and market trends in the industry, and the challenges confronting Xoom in seeking to achieve its strategic objectives, including Xoom's ability to improve its financial performance and results of operations after reviewing its past performance and results of operations, the perceived risks to Xoom's business and financial prospects if it were to remain an independent company and the scale required to effectively compete in its industry. The board also discussed: the business environment for remittance companies generally, including the continuing consolidation in the industry; the business environment for the global remittance market in particular, including the growing interest of large, well-capitalized competitors in the global remittance market; barriers to entry in new markets; the likelihood of our business and strategic plans being able to drive continued revenue growth and profitability in light of this business environment; and the compliance costs, including public company costs, should Xoom remain independent. In light of this discussion, the directors concluded that they should review the Initial Proposal in the context of a Xoom standalone plan and possible interest from other potential buyers. The board requested that management produce a standalone plan and provide Qatalyst Partners with five-year projections that would be a component thereof, and determined that it would further discuss the Initial Proposal as well as potential strategic alternatives once the standalone plan was produced.

        During the meeting, our chief executive officer excused himself briefly to take a telephone call from the chief executive officer of Company B, who said that, having completed discussions with Company B's board of directors regarding a potential acquisition of Xoom, Company B no longer had an interest in discussing a strategic transaction with Xoom at this time because the timing was not favorable for Company B, and terminated discussions with us regarding a potential strategic transaction. Our chief executive returned to the meeting and informed the board of this discussion.

        Although the offer price of $21.00 - $22.50 in cash per share proposed by PayPal was within a range of valuation that appeared to provide substantial value for Xoom's stockholders, the board discussed with representatives of Qatalyst Partners how to best maximize stockholder value and various strategic alternatives, including a possible sale of or other strategic transaction involving Xoom. The board again considered the potential advantages and disadvantages of contacting and discussing a potential transaction with third parties other than PayPal, including the potential disruptions to Xoom's business of a protracted process. In addition, the board discussed the risk of leaks that might arise from approaching other potential acquirers within the industry and the impact on Xoom's business that could result from any such leaks, including the potential loss of customers, partners and employees resulting from their uncertainty over the future of Xoom. The board also discussed the potential need to disclose during such process competitively sensitive information to competitors and potential competitors. In addition, the board discussed the likelihood of a third party expressing interest in a transaction with Xoom in light of the lack of interested acquirers in 2014. The board discussed the outreach of 2014, in which we had contact with ten parties of which two parties (one of which was Company B) had expressed a general interest in a transaction with Xoom, but that no proposal had been made by any of the potential parties at that time. Based on the benefits and risks discussed, the board concluded that approaching a limited number of other potential strategic buyers would be prudent and in the best interests of stockholders, and authorized representatives of Qatalyst Partners to contact those companies that the board identified, after input from management and representatives of Qatalyst Partners, as the most likely capable and interested acquirers of Xoom. In determining the potential likely acquirers, the board reviewed a list of six publicly-traded companies prepared by Qatalyst Partners with input from management and considered a variety of factors, including: each company's potential interest to enter into a strategic transaction with Xoom given such company's industry position and perceived strategic priorities; such company's financial strength and resources to pursue and consummate a strategic transaction in a timely manner; the risk of potential leaks in engaging with such company; and such company's experience in completing large transactions such as the one being proposed by PayPal. After consideration of these factors, the board identified three companies for potential outreach, all of which were approached in 2014 and had at that time declined interest. The three companies, ("Company D", "Company E", and "Company F") each met the criteria as a potential strategic partner as a result of their recent acquisition activity and financial position. The board determined, following discussion with representatives of management and Qatalyst Partners, that Company C, which had engaged in discussions with us and expressed preliminary interest in Xoom, but declined to move forward, was unlikely to have interest in a strategic transaction with Xoom due to its perceived focus on other strategic areas, and accordingly representatives of Qatalyst Partners had not contacted Company C following receipt of the Initial Proposal. While Company D, Company E and Company F each could potentially have interest in a strategic transaction with Xoom, the board determined that there would not be the same strategic fit as with PayPal and two of them were not expected to move as quickly as PayPal. The board, following discussion with representatives of Qatalyst Partners and Goodwin Procter, also discussed the potential for other companies to pursue an acquisition of Xoom following an announcement of a transaction with PayPal, provided that the merger agreement with PayPal contained appropriate fiduciary protections.

        Following the board's consideration of the opportunities and risks if Xoom were to remain independent and further discussion with representatives of Qatalyst Partners relating to financial aspects of the Initial Proposal, the board decided to reject the Initial Proposal as not in the best interest of Xoom's stockholders. However, the board determined that Xoom should continue discussions with PayPal and seek a price increase and other improved terms from PayPal. The board authorized representatives of Qatalyst Partners and our management to convey this conclusion to PayPal, but to also indicate that Xoom remained open to having an ongoing dialogue. In an effort to move PayPal's offer higher than its current $21.00 - $22.50 per share price, the board further authorized representatives of Qatalyst Partners to make a counterproposal of $25.00 per share in cash. The board also authorized the representatives of Qatalyst Partners to approach Company D and Company E, to determine whether they had any interest in discussing a potential strategic transaction with Xoom. The board would further consider whether to approach Company F at a later meeting. For the reasons stated above, the board determined not to have representatives of Qatalyst Partners contact Company C again.

        At this meeting, the board also established an advisory transaction committee (the "transaction committee") in order to assist the full board in exploring a potential strategic transaction, including a possible sale transaction or debt or equity financing. Messrs. Botha, Kramlich and Roberts, all of whom are nonexecutive, independent directors, and have significant experience with acquisition transactions were appointed to the transaction committee. The board authorized the transaction committee to oversee the strategic exploration process, and, in between meetings of the full board, to give direction to Xoom's financial and legal advisors and to lead on behalf of Xoom (or to give guidance to Xoom's representatives in connection with) any negotiations with potentially interested parties and periodically to brief the full board on the status of the strategic exploration process. All of our directors were invited to participate in the meetings of our transaction committee, which met five times between May 21 and June 25, 2015.

        As previously discussed earlier in the day with the chief executive officer of Xoom, also at this meeting, representatives of Qatalyst Partners discussed with the board its prior and ongoing engagements with PayPal's parent company, eBay, as discussed below in "—Opinion of Qatalyst Partners LP". The board determined that these matters would require further discussion.

        Between May 20, 2015 and May 27, 2015, management of Xoom provided Qatalyst Partners with management's five-year projections for use in assisting the board and Qatalyst Partners in analyzing the Initial Proposal from a financial point of view (see "—Certain Prospective Financial Information" on page 55 of this proxy statement for further detail regarding the projections).

        On May 21, 2015, representatives of Qatalyst Partners informed representatives of PayPal that the board of Xoom had rejected their proposal of $21.00 - 22.50 per share and indicated that a price of $25.00 per share represented a more compelling level of value from the board's perspective. Representatives of PayPal indicated that they would review Xoom's counter proposal with their senior executives and board and suggested that were any consideration of a price of $25.00 per share to be made, they anticipated that PayPal's board would thereafter expect all further discussions to take place on an exclusive basis.

        On May 21, 2015, the transaction committee met to discuss the status of discussions with PayPal and next steps. Also participating in the meeting were certain of our non-transaction committee member directors, members of Xoom's senior management team and representatives of Qatalyst Partners and Goodwin Procter. At the meeting, representatives of Qatalyst Partners reported that it had contacted PayPal to counter-propose a price of $25.00 per share in response to the Initial Proposal. Representatives of Qatalyst Partners also reviewed with the transaction committee its perspectives on how PayPal was likely evaluating Xoom from a financial point of view. The transaction committee considered how much credit Xoom might be given for potential revenue and cost synergies that could be expected to result from combining the two companies. The transaction committee also considered factors related to the announced spinoff of PayPal from eBay that was expected to occur in the third quarter of 2015. The transaction committee concluded that the counter proposal should be considered in light of the risks and opportunities facing Xoom and in consideration of the management standalone plan which was to be presented to the board at its May 31, 2015 meeting. The transaction committee directed Xoom's management and advisors to engage in further discussions with PayPal and its advisors.

        During the week of May 25, 2015, representatives of Qatalyst Partners contacted representatives of Company D and E, as directed by our board at its May 20, 2015 meeting to discuss whether they would have any interest in a strategic transaction with Xoom, noting that Xoom had received an unsolicited proposal from a third party. Company E indicated that it was not interested in discussing a strategic transaction with Xoom. Company D indicated that if it was interested in acquiring Xoom, it would respond within three days; representatives of Qatalyst Partners did not receive a response from Company D within that time period or thereafter.

        On May 26, 2015, representatives of Qatalyst Partners and Goodwin Procter had a further discussion regarding Qatalyst's prior and ongoing engagements with eBay.

        On May 27, 2015, PayPal and representatives of Qatalyst Partners spoke by telephone. On this call, PayPal indicated that it was willing to increase its offer price to $25.00, that this offer was its final offer and was conditioned on exclusivity, and that PayPal was prepared to move expeditiously to negotiate and sign a definitive agreement to effect the transaction. Representatives of Qatalyst Partners responded that they would discuss PayPal's revised proposal with the board of Xoom.

        On May 27, 2015, we received a revised written, non-binding proposal from PayPal to acquire Xoom for $25 per share in cash (the "May 27 Proposal"). The May 27 Proposal was otherwise substantially identical to the Initial Proposal, except that it provided for an exclusive negotiation period through the later of July 31, 2015 (approximately 60 days) or five days after Xoom delivered written notice to PayPal that we no longer wished to pursue a potential strategic transaction. The letter indicated that the proposal would expire at 5:00 p.m., Pacific Time, on June 1, 2015 and also mentioned that PayPal had retained a financial advisor in connection with a potential acquisition of Xoom.

        On May 28, 2015, PayPal's president and chief executive officer designee contacted our chief executive officer and confirmed that PayPal would not increase its offer beyond $25.00 per share.

        On May 28, 2015, Xoom held its annual stockholders meeting in San Francisco.

        On May 28, 2015, the transaction committee held a meeting to discuss the May 27 Proposal and the status of the outreach to Company D and Company E. Also participating in the meeting were certain of our non-transaction committee member directors, members of Xoom's senior management team and representatives of Qatalyst Partners and Goodwin Procter. Representatives of Qatalyst Partners reviewed the latest conversations with PayPal and discussed with the transaction committee financial aspects of PayPal's revised offer price of $25.00 per share in cash. Representatives of Qatalyst Partners informed the transaction committee that PayPal had advised that it would not increase its offer price beyond $25.00 per share, that the May 27 Proposal was conditioned upon exclusivity and that PayPal was prepared to move quickly to reach a definitive agreement. Representatives of Qatalyst Partners also informed the transaction committee of Qatalyst Partners' discussions with Company D and Company E, and that Company E had indicated that it was not interested in pursuing a potential strategic transaction with Xoom and the reasons for such decision as articulated to representatives of Qatalyst Partners. Following this discussion, the transaction committee determined that it and the board would continue its deliberations of the May 27 Proposal at the May 31, 2015 board meeting and consider it in light of management's forthcoming standalone plan. The transaction committee authorized Xoom management and Qatalyst Partners to continue the dialogue with PayPal and to continue the outreach to Company D.

        On May 31, 2015, the board held a meeting to discuss the status of discussions with PayPal, Qatalyst Partners' outreach to other potential strategic acquirers, and management's standalone plan. In attendance at that meeting were members of Xoom management and representatives of Qatalyst Partners and Goodwin Procter. Prior to the meeting, the board received management's standalone plan. Representatives of Qatalyst Partners discussed with the board, the deal landscape generally, the status of discussions with PayPal and the other potential acquirers, and financial aspects of the May 27 Proposal. Xoom management discussed with the board the standalone plan.

        To assist the board in evaluating the May 27 Proposal, representatives of Qatalyst Partners discussed analyst and five-year management forecasts for 2015-2020 and preliminary perspectives on Xoom's valuation. Representatives of Qatalyst Partners also reviewed with the board its perspectives on how PayPal was likely evaluating Xoom from a financial point of view, including how much credit Xoom might be given for potential revenue and cost synergies that could be expected to result from combining the two companies. The board considered PayPal's increased offer of $25.00 per share in cash in light of the management standalone plan and risks and opportunities facing the business. In its consideration of the May 27 Proposal, the board continued to review Xoom's short and long-term business strategies, the competitive landscape and market trends in the industry, and the challenges confronting Xoom in seeking to achieve its strategic objectives such as addressing fluctuations in its operating results, improving its financial performance, prospects for growth within the industry, barriers to entry in new markets, and increased competition in the global remittance space. Xoom's management discussed with the board the potential benefits of an acquisition of Xoom by PayPal for its stockholders and employees.

        Representatives of Goodwin Procter reviewed with the board its fiduciary duties in connection with considering a potential sale of Xoom. Representatives of Qatalyst Partners discussed financial aspects of PayPal's revised proposal. Representatives of Qatalyst Partners again reviewed with the board the status of Qatalyst Partners' discussions with the other companies that it approached, including that Company D had not responded which was a confirmation of no interest, and that Company E had indicated that it was not interested in discussing a proposed transaction with Xoom. Representatives of Qatalyst Partners also reviewed with the board that Company F had declined interest in pursuing a strategic transaction with Xoom in 2014. Members of Xoom management also updated the board on a recent commercial discussion with Company F that revealed that Company F was unlikely to have a strategic fit with Xoom as Company F did not seem to value remittance as a strategy. For these reasons, the board determined not to have Qatalyst Partners contact Company F.

        The board discussed Xoom's business and financial prospects, including the financial outlook for 2015 and management's financial projections, and perceived risks associated with continuing the company's operations as an independent entity and the scale required to effectively compete and accomplish its objectives in the industry. In light of these discussions, the board agreed that the improved offer price proposed by PayPal appeared to provide substantial value for Xoom's stockholders and could well exceed the potential share price growth that otherwise would likely be achieved over time, particularly in light of the execution risks in Xoom's strategic business plan as well as in Xoom's industry and markets more generally. The board discussed the other terms of the May 27 Proposal, including the term of exclusivity of approximately 60 days and the board's desire to reduce the term of exclusivity to no more than 30 days. The board also discussed that Xoom should proceed on the basis that any transaction with PayPal be agreed to prior to the separation of PayPal from its parent company, eBay. The board also discussed that it was only willing to agree to an exclusivity period with PayPal because the board was reasonably satisfied with the results of the outreach to other potential strategic acquirers. The board discussed the fact that the May 27 Proposal was non-binding, except for the exclusivity provision. The board authorized Xoom management to continue discussions with PayPal in accordance with May 27 Proposal (other than with respect to exclusivity), subject to the input provided at this meeting with respect to a reduction in the term of exclusivity.

        Also at this meeting, without representatives of Qatalyst Partners present, the board again discussed, with assistance from Goodwin Procter, Qatalyst Partners' prior and ongoing engagements with PayPal's corporate parent, eBay. The board considered whether to engage an additional investment banking firm to provide an additional fairness opinion in connection with the potential transaction with PayPal. The board decided to continue consideration of this matter. Furthermore, the board authorized Xoom management to contact potential investment banker candidates that could render a second fairness opinion.

        Later that day, representatives of Qatalyst Partners conveyed Xoom's comments on the exclusivity term to PayPal.

        On June 2, 2015, PayPal agreed to reduce the exclusivity period to July 3, 2015 and accordingly, Xoom and PayPal executed an exclusivity agreement pursuant to which the parties agreed to negotiate exclusively until July 3, 2015.

        On June 3, 2015, Xoom provided PayPal with access to an electronic data room for the purpose of permitting PayPal to conduct confirmatory due diligence on Xoom's business and operations.

        From June 2, 2015 through June 30, 2015, the parties engaged in various due diligence discussions concerning Xoom's business. During that period, representatives of PayPal conducted due diligence on Xoom and numerous meetings and teleconference calls were held between various representatives and legal advisors to the respective companies.

        On June 9, 2015, Goodwin Procter sent a draft of a proposed merger agreement to PayPal's outside legal advisors, Sidley Austin LLP ("Sidley Austin"), which contemplated, among other things, a tender offer structure followed by a second step merger.

        On June 10, 2015, representatives of Goodwin Procter and Sidley Austin held a teleconference to discuss high-level issues raised in the proposed draft merger agreement circulated by Goodwin Procter. During the call, among other things, Sidley Austin expressed PayPal's preference for a one-step merger transaction, in light of the potential elongated time that may be required to obtain necessary approvals for the transfer of certain Xoom state money transmitter licenses. Sidley Austin indicated that it would circulate a revised draft merger agreement reflecting this structure.

        On June 11, 2015, the transaction committee held a meeting. Also participating in the meeting were certain of our non-committee member directors, members of Xoom's senior management team and representatives of Qatalyst Partners and Goodwin Procter. Representatives of Qatalyst Partners provided an update on PayPal's diligence process and the recent conversations with PayPal. Goodwin Procter provided an update on its recent conversations with Sidley Austin regarding the merger agreement and the anticipated next steps in proceeding with negotiating a definitive merger agreement and related agreements with PayPal.

        On June 15, 2015, our chief financial officer, in light of the discussion at the previous transaction committee meetings and after further discussion with certain of our directors, discussed with a representative of Needham & Company the potential engagement of Needham & Company to render a second opinion regarding the fairness, from a financial point of view, of the consideration to be received by Xoom stockholders in the potential transaction with PayPal. We contacted Needham & Company with respect to this potential engagement due to that firm's qualifications and industry experience and that Needham & Company has a longstanding relationship with Xoom, as discussed below in "—Opinion of Needham & Company, LLC". Needham & Company indicated that it did not have any ongoing or past engagements with PayPal or eBay in the past two years.

        On June 17, 2015, Sidley Austin circulated its first draft of a proposed merger agreement reflecting a one-step structure. Over the next two weeks, the parties negotiated the merger agreement, related documents and various issues via conference calls, and several drafts of the merger agreement and related documents were exchanged between the parties. The parties discussed and negotiated various issues, including without limitation, the scope of the representations and warranties, the benefits to be offered to Xoom employees following the transaction, the conduct of Xoom's business between signing and closing of the transaction, regulatory matters (including required antitrust filings and money transmitter license transfer approvals), the parties' respective conditions to closing (including the circumstances that would or would not trigger the "material adverse effect" closing condition), Xoom's ability to respond to unsolicited inquiries following the announcement of the transaction, the rights of the parties to terminate the transaction, the amount and conditions of payment by Xoom of a termination fee and expenses, and the terms of and the parties to be subject to voting agreements requested by PayPal.

        Throughout this two week period, the transaction committee received updates from Xoom management, and representatives of Qatalyst Partners and Goodwin Procter, regarding the status of the negotiations with PayPal, including summaries of the material terms of the merger agreement and related documents.

        On June 23, 2015, the transaction committee held a meeting. Also participating in the meeting were certain of our non-transaction committee member directors, members of Xoom's senior management team and representatives of Qatalyst Partners and Goodwin Procter. Representatives of Qatalyst Partners and Goodwin Procter, provided an update on the terms of the merger agreement and related documents and PayPal's due diligence process. Without representatives of Qatalyst Partners present, the transaction committee again discussed Qatalyst Partners' past and current engagements with eBay. After that discussion, the transaction committee determined to engage an additional investment banker to render an additional fairness opinion in connection with potential transaction with PayPal. The transaction committee, members of Xoom management and representatives of Goodwin Procter discussed Needham & Company's credentials and its relationship with Xoom and discussed the advantages and disadvantages of exploring potential alternative investment bankers to Needham & Company. Given Needham & Company's familiarity with Xoom and the industry in which we operate, and the statements from Needham & Company that there were no material relationships or transaction history with Needham & Company or its representatives handling the engagement and PayPal or eBay, the transaction committee determined to proceed with the engagement of Needham & Company to render a fairness opinion, subject to negotiation of an acceptable fee arrangement. During the meeting, the transaction committee reviewed the proposed terms of Needham & Company's engagement, including the proposed fee, and approved the engagement of Needham & Company to render a fairness opinion pursuant to such terms.

        On June 28, 2015, the board met to discuss the proposed terms of the transaction and the status of discussions with PayPal. In attendance at that meeting were all of the directors and members of Xoom's management team and representatives of Qatalyst Partners, Needham & Company, and Goodwin Procter. Prior to the meeting, the board received the most recent draft of the merger agreement, Qatalyst Partners' preliminary financial analyses of the proposed transaction and Needham & Company's preliminary financial analyses of the proposed transaction. Representatives of Goodwin Procter provided an overview of the negotiation process to date with PayPal's representatives, as well as a presentation regarding the terms of the merger agreement. Representatives of Goodwin Procter reported that the following terms had been negotiated in the merger agreement: a reduction, at Xoom's request, in the termination fee to 2.75% from 4% of the aggregate purchase price; an elimination of the requirement to reimburse PayPal for its expenses if Xoom's stockholders failed to approve the merger or if the merger agreement was otherwise terminated under certain circumstance; the inclusion, at Xoom's request, of Xoom's board's ability to revoke its recommendation to stockholders based on fiduciary grounds related to a material fact, event, change or development that was not known to the board nor reasonably foreseeable by the board as of or prior to the date of the merger agreement; the revision, at Xoom's request, of the definition of "material adverse effect" to exclude the failure by Xoom to meet financial projections and financial guidance; the scope of each party's representations and warranties; the parties' respective conditions to closing; the conduct of Xoom's business between signing and closing of the transaction; the benefits to be offered to Xoom employees following the transaction; regulatory matters (including required antitrust filings and required approvals of state money transmitter license transfers); Xoom's ability to respond to unsolicited competing inquiries following the announcement of the transaction; the rights of the parties to terminate the transaction; and the terms of voting agreements to be signed by Xoom's officers and directors and certain significant stockholders.

        Representatives of Qatalyst Partners reviewed with the board its preliminary analyses of the consideration offered in the proposed transaction from a financial point of view, including a discounted cash flow analysis, a selected companies analysis and a selected transactions analysis. Representatives of Needham & Company separately reviewed with the board its preliminary analyses of the consideration offered in the proposed transaction from a financial point of view, including a selected companies analysis, a selected transactions analysis, a premiums paid analysis and a discounted cash flow analysis. The representatives of Qatalyst Partners were not present during Needham & Company's presentation. Representatives of Goodwin Procter again reviewed the fiduciary duties of the directors in connection with a potential sale of Xoom, and discussed in detail the material terms of the proposed merger agreement and form of voting agreement. The board asked numerous questions of representatives of management, Qatalyst Partners, Needham & Company and Goodwin Procter, and discussed the advantages and risks of the proposed transaction as described in the section entitled "—Reasons for the Merger and Recommendation of our Board of Directors". Management and the representatives of Qatalyst Partners and Goodwin Procter also reviewed the process to date, including the fact that the other parties contacted during the process had indicated that they did not wish to pursue a strategic transaction with Xoom at this time, and the proposed timing for signing and completing a transaction with PayPal. Finally, management and the representatives of Qatalyst Partners and Goodwin Procter advised the board regarding the likely timing for execution of a definitive agreement and public announcement of the transaction and a projected closing timetable.

        From June 29 through July 1, 2015, representatives of Xoom, Qatalyst Partners, Goodwin Procter, Sidley Austin, PayPal and PayPal's financial advisor, had various telephonic meetings to negotiate the unresolved issues in the merger agreement and voting agreements, as well as to finalize PayPal's confirmatory due diligence.

        On July 1, 2015, after the U.S. stock markets closed, our board met to discuss the final terms of the transaction and the proposed definitive merger agreement and related documents. In attendance at that meeting were all of the directors and members of Xoom management and representatives of Qatalyst Partners, Needham & Company, and Goodwin Procter. Representatives of Qatalyst Partners and Needham & Company each separately reviewed with the board its respective updated and final financial analyses of the proposed transaction. Then, representatives of Qatalyst Partners delivered to our board its oral opinion, subsequently confirmed in writing, that as of July 1, 2015, and based upon and subject to the various assumptions, procedures, factors, qualifications and limitations set forth in the written opinion, the consideration to be received by the holders of shares of our common stock, other than PayPal or any affiliate of PayPal, pursuant to the merger agreement was fair, from a financial point of view, to such holders. Then, representatives of Needham & Company delivered to our board its oral opinion, subsequently confirmed in writing, that as of July 1, 2015, and based upon and subject to the assumptions and other matters described in the written opinion, the consideration to be received by the holders of our common stock (other than PayPal or any of its affiliates and other than holders of dissenting shares) pursuant to the merger agreement was fair, from a financial point of view, to those holders. The representatives of Qatalyst Partners were not present during Needham & Company's presentation. The full text of the opinions of Qatalyst Partners and Needham & Company, each dated as of July 1, 2015, are attached as Annex B and Annex C, respectively, to this proxy statement and is incorporated by reference in its entirety in this proxy statement (see also the sections entitled "—Opinion of Qatalyst Partners LP" on page 42 of this proxy statement and "—Opinion of Needham & Company, LLC" on page 48 of this proxy statement). Representatives of Goodwin Procter again reviewed with the board its fiduciary duties and provided an update on the terms of the proposed merger agreement and form of voting agreement, copies of which were provided to the directors prior to the meeting. Following these presentations and after discussion, the board unanimously approved the merger agreement. The board also deemed it advisable, and in the best interests of Xoom and our stockholders, to consummate the merger and the other transactions contemplated by the merger agreement, on the terms and subject to the conditions set forth in the merger agreement, and to recommend that our stockholders adopt the merger agreement.

        Later in the day, on July 1, 2015, the merger agreement was executed, and all signatories to the voting agreements executed such agreements, and Xoom and PayPal jointly announced the execution of the merger agreement.

Reasons for the Merger and Recommendation of our Board of Directors

Reasons for the Merger

        During the course of its deliberations on the merger, our board of directors and the transaction committee held numerous meetings and consulted with our management, financial advisor and legal counsel, and reviewed, evaluated and considered numerous factors and a significant amount of information and data, including the following:

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  information concerning our business, financial performance (both past and prospective) and our financial condition, results of operations (both past and prospective), business and strategic objectives, as well as the risks of accomplishing those objectives;

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  our business and financial prospects if we were to remain an independent company, and the growth and scale required to effectively compete in our industry;

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  the possible alternatives to the merger (including the option of continuing to operate our business independently), the timing and likelihood of accomplishing the business plans and strategic objectives of those alternatives, and potential benefits and risks of those alternatives;

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  the results of our discussions with certain third parties that would reasonably be expected to have interest in acquiring Xoom relating to a possible strategic transaction with us, and our ability under the terms of the merger agreement to negotiate with third parties concerning certain unsolicited competing acquisition proposals if we receive such a proposal during the pendency of the merger;

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  the terms of the merger agreement that would reasonably be expected to have an impact on the likelihood we will receive an unsolicited competing acquisition proposal during the pendency of the merger (including the termination fees that would be payable); and

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  the other terms of the merger agreement, including the parties' representations, warranties and covenants, the conditions to their respective obligations and the termination rights of the parties.

        In reaching its decision to approve the merger agreement and the merger, and to recommend that our stockholders adopt the merger agreement, our board of directors determined that the following were positive reasons to support the merger agreement and the merger:

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  the value of the consideration to be received by our stockholders in the merger pursuant to the merger agreement;

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  the fact that the merger consideration of $25.00 per share to be received by our stockholders in the merger represents a 19% premium to the closing price of our common stock on June 30,

    2015 (the day preceding the public announcement of the merger), a 32% premium to the three-month volume-weighted average price prior to the public announcement of the merger, and a 56% premium to the price of our common stock, before underwriters' commissions and discounts, in our February 2013 initial public offering;

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  the oral opinion of Qatalyst Partners rendered to our board of directors, subsequently confirmed in writing, that as of July 1, 2015, and based upon and subject to the considerations, limitations and other matters set forth therein, the consideration to be received by the holders of shares of our common stock, other than PayPal or any affiliates of PayPal, pursuant to the merger agreement was fair, from a financial point of view, to such holders, as more fully described below in sections entitled "—Opinion of Qatalyst Partners LP";

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  the oral opinion of Needham & Company rendered to our board of directors, subsequently confirmed in writing, that as of July 1, 2015, and based upon and subject to the assumptions and other matters set forth therein, the consideration to be received by the holders of our common stock (other than PayPal or any of its affiliates and other than holders of dissenting shares) pursuant to the merger agreement was fair, from a financial point of view, to those holders, as more fully described below in section entitled "—Opinion of Needham & Company LLC";

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  the belief of our board of directors that the merger consideration of $25.00 per share to be received by our stockholders in the merger provides greater certainty of value (and less risk) to our stockholders relative to the potential trading price of our common stock over a longer period of time after accounting for the long-term risks to our business resulting from operational execution risk and evolving industry dynamics, noting in particular the continuing consolidation in the remittance industry, barriers to entry in new markets and the growing interest of large, well-capitalized competitors in the global remittance market;

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  the form of merger consideration, consisting solely of cash, which provides certainty of value to our stockholders;

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  the likelihood that the proposed acquisition would be consummated, in light of the experience, reputation and financial capabilities of PayPal;

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  the process through which Xoom, with the assistance of its financial advisor, engaged in or sought to engage in discussions with other companies believed to be the most likely candidates to pursue a business combination with or acquisition of Xoom;

  •
  the belief of our board of directors that, after extensive negotiations with PayPal and its representatives, we had obtained the highest price per share that PayPal was willing to pay and the highest price obtainable on the date of signing of the merger agreement;

  •
  the merger agreement provides our board of directors with flexibility to furnish information to and conduct negotiations with third parties in certain circumstances and, upon payment to PayPal of a termination fee of approximately $29.9 million (which our board of directors believes is reasonable under the circumstances), to terminate the merger agreement to accept a superior proposal;

  •
  the other terms and conditions of the merger agreement, including, among other things: the size of the termination fee and the circumstances when that fee may be payable; the limited number and nature of the conditions to PayPal's obligation to complete the merger, including the absence of a financing condition and the adequacy of PayPal's capital resources to pay the merger consideration; and the definition of "material adverse effect" and the exceptions for what constitutes a material adverse effect for purposes of the merger agreement; and

  •
  the fact that the voting agreements with our directors and executive officers and their affiliates terminate in the event that we terminate the merger agreement, which permits those persons to support a transaction involving a superior proposal.

        In the course of its deliberations, our board of directors also considered, among other things, the following negative factors:

  •
  the fact that our stockholders will not participate in any future growth potential or benefit from any future increase in the value of our company;

  •
  the possibility that the merger will not be consummated and the potential negative effect of the public announcement of the merger on our sales, operating results and stock price, our ability to retain key management, sales and marketing, technical and other personnel, and our relationships with customers, vendors and other commercial partners;

  •
  the restrictions on the conduct of our business prior to the completion of the merger, requiring us to conduct our business in the ordinary course and preventing us from taking certain specified actions, subject to specific limitations, all of which may delay or prevent us from undertaking business opportunities pending completion of the merger;

  •
  the risk of diverting management's focus and resources from other strategic opportunities and from operational matters while working to implement the merger, and the possibility of other management and employee disruption associated with the merger, including the possible loss of key management, sales and marketing, technical or other personnel;

  •
  the conditions to PayPal's obligation to complete the merger and the right of PayPal to terminate the merger agreement under certain circumstances;

  •
  the possibility that we may be obligated to pay PayPal a termination fee of approximately $29.9 million if the merger agreement is terminated under certain circumstances;

  •
  the fact that the merger consideration consists of cash and will therefore be taxable to our stockholders who are subject to taxation for U.S. federal income tax purposes; and

  •
  the interests that certain of our directors and executive officers may have with respect to the merger, in addition to their interests as stockholders of Xoom generally, as described in the section entitled "—Interests of Xoom's Directors and Executive Officers in the Merger".

        The preceding discussion of the information and factors considered by our board of directors is not, and is not intended to be, exhaustive. In light of the variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, our board of directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the various factors considered in reaching its determination. In addition, our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of our board of directors, but rather our board of directors conducted an overall analysis of the factors described above, including discussions with and questioning of our senior management, legal counsel and financial advisors.

Board of Directors Recommendation

        After careful consideration, our board of directors has unanimously approved the merger agreement and declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of Xoom stockholders. Accordingly, our board of directors unanimously recommends that our stockholders approve the proposal to adopt the merger agreement and that you vote "FOR" the proposal to adopt the merger agreement at the special meeting.

Opinions of Xoom's Financial Advisors

Opinion of Qatalyst Partners LP

        We retained Qatalyst Partners to act as financial advisor to our Board of Directors in connection with a potential transaction such as the merger and to evaluate whether the consideration to be received by the holders of Xoom common stock, other than Parent or any affiliates of Parent, pursuant to the merger agreement was fair, from a financial point of view, to such holders. We selected Qatalyst Partners to act as our financial advisor based on Qatalyst Partners' qualifications, expertise, reputation and knowledge of the business and affairs of our company and the industry in which it operates. Qatalyst Partners has provided its written consent to the reproduction of the Qatalyst Partners' opinion in this proxy statement. At the meeting of our Board of Directors on July 1, 2015, Qatalyst Partners rendered its oral opinion, that, as of such date and based upon and subject to the considerations, limitations and other matters set forth therein, the $25.00 per share cash consideration to be received by the holders of Xoom common stock, other than Parent or any affiliates of Parent, pursuant to the merger agreement was fair, from a financial point of view, to such holders. Qatalyst Partners delivered its written opinion, dated July 1, 2015, to our Board of Directors following the meeting of our Board of Directors.

        The full text of Qatalyst Partners' written opinion, dated July 1, 2015 to our Board of Directors is attached hereto as Annex B and is incorporated by reference herein. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion. You should read the opinion carefully in its entirety. Qatalyst Partners' opinion was provided to our Board of Directors and addresses only, as of the date of the opinion, the fairness from a financial point of view, of the $25.00 per share cash consideration to be received by the holders of Xoom common stock, other than Parent or any affiliates of Parent, pursuant to the merger agreement, and it does not address any other aspect of the merger. It does not constitute a recommendation as to how any stockholder should vote with respect to the merger or any other matter and does not in any manner address the price at which the Xoom common stock will trade at any time. The summary of Qatalyst Partners' opinion set forth herein is qualified in its entirety by reference to the full text of the opinion.

        In arriving at its opinion, Qatalyst Partners reviewed the merger agreement, certain related documents, and certain publicly available financial statements and other business and financial information of Xoom. Qatalyst Partners also reviewed certain forward-looking information prepared by the management of Xoom, including financial projections and operating data of Xoom (which we refer to as the projections) described below in the section entitled "—Certain Prospective Financial Information" on page 55 of this proxy statement. Additionally, Qatalyst Partners discussed the past and current operations and financial condition and the prospects of Xoom with senior executives of Xoom. Qatalyst Partners also reviewed the historical market prices and trading activity for the Xoom common stock and compared the financial performance of Xoom and the prices and trading activity of the Xoom common stock with that of certain other selected publicly-traded companies and their securities. In addition, Qatalyst Partners reviewed the financial terms, to the extent publicly available, of selected acquisition transactions and performed such other analyses, reviewed such other information and considered such other factors as Qatalyst Partners deemed appropriate.

        In arriving at its opinion, Qatalyst Partners assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, Qatalyst Partners by Xoom. With respect to the projections, Qatalyst Partners was advised by management of Xoom, and Qatalyst Partners assumed, that the projections had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Xoom of the future financial performance of Xoom and other matters covered thereby. Qatalyst Partners assumed that the merger will be consummated in accordance with the terms set forth in the merger agreement, without any modification, waiver or delay. In addition, Qatalyst Partners assumed, that in connection with the receipt of all the necessary approvals of the proposed merger, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on Xoom or the contemplated benefits expected to be derived in the proposed merger. Qatalyst Partners did not make any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Xoom, nor was Qatalyst Partners furnished with any such evaluation or appraisal. In addition, Qatalyst Partners relied, without independent verification, upon the assessment of the management of Xoom as to the existing and future technology and products of Xoom and the risks associated with such technology and products. Qatalyst Partners' opinion has been approved by Qatalyst Partners' opinion committee in accordance with its customary practice.

        Qatalyst Partners' opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion. Events occurring after the date of the opinion may affect Qatalyst Partners' opinion and the assumptions used in preparing it, and Qatalyst Partners has not assumed any obligation to update, revise or reaffirm its opinion. Qatalyst Partners' opinion does not address the underlying business decision of Xoom to engage in the merger, or the relative merits of the merger as compared to any strategic alternatives that may be available to Xoom. Qatalyst Partners' opinion is limited to the fairness, from a financial point of view, of the $25.00 per share cash consideration to be received by the holders of the Xoom common stock, other than Parent or any affiliates of Parent, pursuant to the merger agreement, and Qatalyst Partners expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of Xoom's officers, directors or employees, or any class of such persons, relative to such consideration.

        The following is a brief summary of the material analyses performed by Qatalyst Partners in connection with its opinion dated July 1, 2015. The analyses and factors described below must be considered as a whole; considering any portion of such analyses or factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Qatalyst Partners' opinion. For purposes of its analyses, Qatalyst Partners utilized both the consensus of third-party research analysts' projections (which we refer to as the analyst projections), and the projections. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Qatalyst Partners, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Qatalyst Partners' financial analyses.

Illustrative Discounted Cash Flow Analysis

        Qatalyst Partners performed an illustrative discounted cash flow ("DCF") analysis, which is designed to imply a potential, present value of share values for Xoom's common stock as of March 31, 2015 by:

  •
  adding:

  (a)
  the implied net present value of the estimated future unlevered free cash flows of Xoom, based on the projections, for the second through fourth quarters of calendar year 2015, through calendar year 2019 (which implied present value was calculated by using a range of discount rates of 12.0% to 18.0%, based on an estimated weighted average cost of capital);

  (b)
  the implied net present value of a corresponding terminal value of Xoom, calculated by multiplying the forward adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") in calendar year 2020, based on the projections, by a range of multiples of fully-diluted enterprise value to next-twelve-months EBITDA by a multiple range of 12.0x to 16.0x and discounted to present value using the same range of discount rates used in item (a) above; and

    (c)
    our net cash as of March 31, 2015, adjusted to exclude prefunding cash, which was included in working capital, as provided by Xoom's management;

  •
  applying a dilution factor of approximately 16% to reflect the dilution to current stockholders, assuming no buybacks, over the projection period due to the effect of future equity compensation grants projected by Xoom's management; and

  •
  dividing the resulting amount by the number of fully-diluted shares (assuming treasury stock method) of Xoom's common stock outstanding, adjusted for RSUs, PSUs and stock options outstanding, as provided by Xoom's management as of June 29, 2015.

        Based on the calculations set forth above, this analysis implied a range of values for the Xoom common stock of approximately $15.48 to $23.52 per share.

Illustrative Selected Companies Analysis

        Qatalyst Partners compared selected financial information and public market multiples for Xoom with publicly available information and public market multiples for selected companies. The companies used in this comparison included companies listed below and were selected because they are publicly traded companies in Xoom's industry.

Remittance	Enterprise Value / CY2016E EBITDA Multiple	CY2016E P/E Multiple
The Western Union Company	9.2x	12.0x
MoneyGram International, Inc.	5.8x	9.5x

Payment Networks	Enterprise Value / CY2016E EBITDA Multiple	CY2016E P/E Multiple
Visa Inc.	14.6x	21.8x
MasterCard Incorporated	15.4x	22.8x
American Express Company	—	13.6x

Payment Processors	Enterprise Value / CY2016E EBITDA Multiple	CY2016E P/E Multiple
Fiserv, Inc.	12.5x	19.3x
Fidelity National Information Services, Inc.	10.8x	16.7x
Total System Services, Inc.	10.3x	16.8x
Vantiv, Inc.	12.2x	15.8x
Global Payments Inc.	12.6x	17.8x
Jack Henry & Associates, Inc.	10.7x	21.5x
Wirecard AG	14.2x	21.9x
Euronet Worldwide, Inc.	10.5x	17.7x
Heartland Payments Systems, Inc.	10.9x	16.8x
Optimal Payments Plc	7.8x	11.9x

        Based upon research analyst consensus estimates for calendar year 2016, and using the closing prices as of June 30, 2015 for shares of the selected companies, Qatalyst Partners calculated, among other things, the implied fully diluted enterprise value divided by the EBITDA for calendar year 2016, which we refer to as the CY2016E EBITDA Multiples, for each group of the selected companies. The median CY2016E EBITDA Multiples among the Remittance companies analyzed was 7.5x, among the Payment Networks companies analyzed was 15.0x and among the Payment Processors companies analyzed was 10.8x. The CY2016E EBITDA Multiple for Xoom was 22.3x based on the analyst projections using Xoom's closing share price on June 30, 2015, and 18.4x using Xoom's closing share price on May 14, 2015 (the last closing price prior to an approximately 7% increase in the Company's share price due to acquisition rumors).

        Based on an analysis of the CY2016E EBITDA Multiples for the selected companies, Qatalyst Partners selected a representative range of 12.0x to 18.0x and applied this range to Xoom's CY2016E EBITDA based on each of the projections and the Analyst Projections. Based on the calculations set forth above and the fully-diluted shares (assuming treasury stock method) of Xoom's common stock outstanding adjusted for RSUs, PSUs and stock options outstanding, as provided by management of Xoom as of June 29, 2015, this analysis implied a range of values for the Xoom common stock of approximately $12.14 to $16.58 per share based on the projections, and approximately $12.90 to $17.69 per share based on the Analyst Projections.

        Based upon research analyst consensus estimates for calendar year 2016, and using the closing prices as of June 30, 2015 for shares of the selected companies, Qatalyst Partners calculated, among other things, the implied price to earnings per share multiples for calendar year 2016, which we refer to as the CY2016E P/E Multiples, for each group of the selected companies. The median CY2016E P/E Multiples among the Remittance companies analyzed was 10.8x, among the Payment Networks companies analyzed was 21.8x and among the Payment Processors companies was 17.3x. The CY2016E P/E Multiple for Xoom was 35.4x based on the analyst projections using Xoom's closing share price on June 30, 2015, and 30.3x using Xoom's closing share price on May 14, 2015.

        Based on an analysis of the CY2016E P/E Multiples for the selected companies, Qatalyst Partners selected a representative range of 25.0x to 35.0x and applied this range to Xoom's estimated calendar year 2016 per share earnings based on each of the projections and the Analyst Projections. This analysis implied a range of values for the Xoom common stock of approximately $13.95 to $19.53 per share based on the projections, and approximately $14.86 to $20.81 per share based on the Analyst Projections.

        No company included in the selected companies analysis is identical to Xoom. In evaluating the selected companies, Qatalyst Partners made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. Many of these matters are beyond the control of Xoom, such as the impact of competition on the business of Xoom and the industry in general, industry growth and the absence of any material adverse change in the financial condition and prospects of Xoom or the industry or in the financial markets in general. Mathematical analysis, such as determining the arithmetic mean, median, or the high or low, is not in itself a meaningful method of using selected company data.

Illustrative Selected Transactions Analysis

        Qatalyst Partners compared 28 selected public company transactions announced since 2002 involving companies in Xoom's industry. These transactions are listed below:

Announcement Date	Target	Acquiror	NTM EBITDA Multiple
March 23, 2015	Skrill Group (Sentinel Topco Limited and its subsidiaries)	Optimal Payments Plc	—
October 13, 2014	TransFirst Inc.	Vista Equity Partners	—
July 30, 2014	Touchnet Information Systems, Inc.	Heartland Payment Systems, Inc.	—
July 2, 2014	GlobalCollect BV	Ingenico Group	14.1x
July 1, 2014	Meritus Payments Solutions	Optimal Payments Plc	—
May 12, 2014	Mercury Payment Systems, LLC	Vantiv, Inc.	—
March 24, 2014	Nets Group	Private Equity Consortium	—
March 10, 2014	HiFX	Euronet Worldwide, Inc.	—
January 24, 2014	Payment Processing, Inc.	Global Payments Inc.	14.0x
December 17, 2013	Sofort AG	Klarna AB	—
August 19, 2013	Skrill Group Plc	CVC Capital Partners Ltd.	—
February 19, 2013	NetSpend Holdings Inc.	Total System Services, Inc.	10.8x
January 29, 2013	Ogone Payment Services	Ingenico Group	22.0x
October 31, 2012	Litle & Co.	Vantiv, Inc.	16.5x
July 2, 2012	Merchant e-Solutions, Inc.	Cielo SA	—
November 14, 2011	Point International	VeriFone Systems, Inc.	—
July 5, 2011	Travelex Holdings Limited (Global Business Payments division)	The Western Union Company	13.5x
June 29, 2011	CashEdge Inc.	Fiserv, Inc.	18.0x
August 19, 2010	DataCash Group Plc	MasterCard Incorporated	16.4x
April 21, 2010	CyberSource Corporation	Visa Inc.	24.9x
September 25, 2009	easycash Beteiligungen GmbH	Ingenico Group	10.7x
May 7, 2009	Custom House, Ltd.	The Western Union Company	—
April 1, 2009	Metavante Technologies, Inc.	Fidelity National Information Services, Inc.	8.7x
October 6, 2008	Bill Me Later, Inc.	eBay Inc.	—
August 2, 2007	CheckFree Corporation	Fiserv, Inc.	11.6x
June 27, 2007	EFD/eFunds Corporation	Fidelity National Information Services, Inc.	12.0x
November 21, 2006	RIA Envia, Inc.	Euronet Worldwide, Inc.	13.0x
July 8, 2002	PayPal, Inc.	eBay Inc.	33.5x

        For each of the transactions listed above, Qatalyst Partners reviewed, among other things, the implied fully-diluted enterprise value of the target company as a multiple of analyst estimates of the next-twelve-months EBITDA of the target company, when available, which we refer to as the NTM EBITDA Multiple. The median NTM EBITDA Multiple among the selected transactions analyzed was 13.7x.

        Based on the analysis of the NTM EBITDA Multiples for the transactions noted above, Qatalyst Partners applied an NTM EBITDA Multiple range of 14.0x to 20.0x to Xoom's NTM (ending March 31, 2016) estimated EBITDA reflected in the Analyst Projections. Based on the calculations set forth above and the fully-diluted shares (assuming treasury stock method) of Xoom's common stock outstanding adjusted for RSUs, PSUs and stock options outstanding, as provided by management of Xoom as of June 29, 2015, this analysis implied a range of values for the Xoom common stock of approximately $12.00 to $15.76 per share based on the NTM multiples.

        No company or transaction utilized in the selected transactions analysis is identical to Xoom or the merger. In evaluating the selected transactions, Qatalyst Partners made judgments and assumptions with regard to general business, market and financial conditions and other matters, many of which are beyond the control of Xoom, such as the impact of competition on the business of Xoom or the industry generally, industry growth and the absence of any material adverse change in the financial condition of Xoom or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which they are being compared. Because of the unique circumstances of each of these transactions and the merger, Qatalyst Partners cautioned against placing undue reliance on this information.

Miscellaneous

        In connection with the review of the merger by our Board of Directors, Qatalyst Partners performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily amenable to a partial analysis or summary description. In arriving at its opinion, Qatalyst Partners considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Qatalyst Partners believes that selecting any portion of its analyses, without considering all analyses as a whole, could create a misleading or incomplete view of the process underlying its analyses and opinion. In addition, Qatalyst Partners may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Qatalyst Partners' view of the actual value of Xoom. In performing its analyses, Qatalyst Partners made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Xoom. Any estimates contained in Qatalyst Partners' analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

        Qatalyst Partners conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, of the $25.00 per share cash consideration to be received by the holders of the Xoom common stock, other than Parent or any affiliates of Parent, pursuant to the merger agreement, and in connection with the delivery of its opinion to our Board of Directors. These analyses do not purport to be appraisals or to reflect the price at which the Xoom common stock might actually trade.

        Qatalyst Partners' opinion and its presentation to our Board of Directors was one of many factors considered by our Board of Directors in deciding to approve the merger agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of our Board of Directors with respect to the $25.00 per share cash consideration to be received by Xoom's stockholders pursuant to the merger or of whether our Board of Directors would have been willing to agree to a different consideration. The $25.00 per share cash consideration was determined through arm's-length negotiations between Xoom and Parent and was approved by our Board of Directors. Qatalyst Partners provided advice to Xoom during these negotiations. Qatalyst Partners did not, however, recommend any specific consideration to Xoom or that any specific consideration constituted the only appropriate consideration for the merger.

        Qatalyst Partners provides investment banking and other services to a wide range of corporations and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, affiliates of Qatalyst Partners may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of Xoom, Parent, Holdings or eBay, or certain of their respective affiliates. During the two year period prior to the date of Qatalyst Partners' opinion, no material relationship existed between Qatalyst Partners or any of its affiliates and Xoom, Parent, Holdings or eBay pursuant to which compensation was received by Qatalyst Partners or its affiliates other than Qatalyst acting as financial advisor to eBay in connection with (i) its acquisition of Braintree, Inc. in December 2013 and (ii) its proposed sale of eBay Enterprise; however, Qatalyst Partners and/or its affiliates may in the future provide investment banking and other financial services to Xoom, Parent, Holdings or eBay and any of their respective affiliates for which it would expect to receive compensation. During the two year period ended August 6, 2015, Qatalyst Partners received compensation for services provided to eBay of approximately $7 million and will receive a customary fee upon the closing of the proposed sale of eBay Enterprise.

        Under the terms of its engagement letter, Qatalyst Partners provided Xoom with financial advisory services in connection with the proposed merger for which it will be paid approximately $19 million, $250,000 of which was payable upon the execution of its engagement letter, approximately $5 million of which was payable upon delivery of its opinion, and the remaining portion of which will be paid upon, and subject to, consummation of the merger. Xoom has also agreed to reimburse Qatalyst Partners for its expenses incurred in performing its services. Xoom has also agreed to indemnify Qatalyst Partners and its affiliates, their respective members, directors, officers, partners, agents and employees and any person controlling Qatalyst Partners or any of its affiliates against certain liabilities, including liabilities under the federal securities law, and expenses related to or arising out of Qatalyst Partners' engagement.

Opinion of Needham & Company, LLC

        We retained Needham & Company to render an opinion as to the fairness, from a financial point of view, to the holders of our common stock (other than PayPal or any of its affiliates and other than holders of dissenting shares) of the consideration to be received by those holders pursuant to the merger agreement. Needham & Company was not authorized to, and did not, solicit third party indications of interest in acquiring all or any part of our company or any alternative transaction. In addition, Needham & Company was not requested to, and did not, participate in the structuring or negotiation of the terms of the merger.

        On July 1, 2015, Needham & Company delivered its oral opinion, which it subsequently confirmed in writing, to our board of directors that, as of that date and based upon and subject to the assumptions and other matters described in the written opinion, the consideration of $25.00 per share of our common stock to be received by the holders of our common stock (other than PayPal or any of its affiliates and other than holders of dissenting shares) pursuant to the merger agreement was fair, from a financial point of view, to those holders. Needham & Company provided its opinion for the information and assistance of our board of directors in connection with and for the purpose of the board's evaluation of the transactions contemplated by the merger agreement. Needham & Company's opinion relates only to the fairness, from a financial point of view, to the holders of our common stock (other than PayPal or any of its affiliates and other than holders of dissenting shares) of the merger consideration, which was determined through arm's length negotiations between us and PayPal. Needham & Company's opinion does not address any other aspect of the merger or any related transaction and does not constitute a recommendation to any stockholder of our company as to how that stockholder should vote or act on any matter relating to the merger.

        The complete text of Needham & Company's opinion, dated July 1, 2015, which sets forth the assumptions made, procedures followed, matters considered, and qualifications and limitations on and scope of the review undertaken by Needham & Company, is attached as Annex C and is incorporated by reference in this proxy statement. The summary of Needham & Company's opinion set forth below is qualified in its entirety by reference to the full text of the opinion. We urge you to read this opinion carefully and in its entirety.

        In arriving at its opinion, Needham & Company, among other things:

  •
  reviewed a draft of the merger agreement dated June 29, 2015;

  •
  reviewed certain publicly available information concerning us and certain other relevant financial and operating data of our company that we furnished to Needham & Company;

  •
  reviewed the historical stock prices and trading volumes of our common stock;

  •
  held discussions with members of our management concerning our current operations and future business prospects;

  •
  reviewed certain financial forecasts with respect to our company prepared by our management and held discussions with members of our management concerning those forecasts;

  •
  reviewed certain research analyst projections with respect to our company and held discussions with members of our management concerning those projections;

  •
  compared certain publicly available financial data of companies whose securities are traded in the public markets and that Needham & Company deemed generally relevant to similar data for our company;

  •
  reviewed the financial terms of certain business combinations that Needham & Company deemed generally relevant; and

  •
  reviewed such other financial studies and analyses and considered such other matters as Needham & Company deemed appropriate.

        In connection with its review and in arriving at its opinion, Needham & Company assumed and relied on the accuracy and completeness of all of the financial, accounting, legal, tax and other information discussed with or reviewed by it for purposes of its opinion and did not independently verify, nor did Needham & Company assume responsibility for independent verification of, any of that information. Needham & Company assumed the accuracy of the representations and warranties contained in the merger agreement and all agreements related thereto. In addition, Needham & Company assumed that the merger will be consummated on the terms and subject to the conditions set forth in the draft merger agreement furnished to Needham & Company without waiver, modification or amendment of any material term, condition or agreement thereof and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on our company. Needham & Company assumed that our financial forecasts provided to Needham & Company by our management were reasonably prepared on bases reflecting the best currently available estimates and judgments of our management, at the time of preparation, of our future operating and financial performance. Needham & Company also assumed, based on discussions with our management, that the research analyst projections for our company represent reasonable estimates of our future financial performance. Needham & Company expressed no opinion with respect to any of such forecasts, estimates or projections or the assumptions on which they were based.

        Needham & Company did not assume any responsibility for or make or obtain any independent evaluation, appraisal or physical inspection of the assets or liabilities of our company, PayPal or any of our or their respective subsidiaries nor did Needham & Company evaluate the solvency or fair value of our company, PayPal or any of our or their respective subsidiaries under any state or federal laws relating to bankruptcy, insolvency or similar matters. Needham & Company's opinion states that it was based on economic, monetary and market conditions as they existed and could be evaluated as of its date, and Needham & Company assumed no responsibility to update or revise its opinion based upon circumstances and events occurring after its date. Needham & Company's opinion is limited to the fairness, from a financial point of view, to the holders of our common stock (other than PayPal or any of its affiliates and other than holders of dissenting shares) of the merger consideration to be received by those holders pursuant to the merger agreement and Needham & Company expressed no opinion as to the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of our company, or as to our underlying business decision to engage in the merger or the relative merits of the merger as compared to other business strategies that might be available to us. In addition, Needham & Company expressed no opinion with respect to the amount or nature or any other aspect of any compensation payable to or to be received by any officers, directors or employees of any party to the merger, or any class of those persons, relative to the merger consideration to be received by the holders of our common stock pursuant to the merger agreement or with respect to the fairness of any such compensation.

        We imposed no limitations on Needham & Company with respect to the investigations made or procedures followed by Needham & Company in rendering its opinion and there were no documents, information or other materials requested by Needham & Company that we did not provide or make available to Needham & Company.

        In preparing its opinion, Needham & Company performed a variety of financial and comparative analyses. The following paragraphs summarize the material financial analyses performed by Needham & Company in arriving at its opinion. The order of analyses described does not represent relative importance or weight given to those analyses by Needham & Company. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Needham & Company, the tables must be read together with the full text of each summary. The following quantitative information, to the extent it is based on market data, is, except as otherwise indicated, based on market data as they existed on or prior to June 30, 2015, and is not necessarily indicative of current or future market conditions.

        Selected Companies Analysis.    Using publicly available information, Needham & Company compared selected historical and projected financial and market data ratios for our company to the corresponding data and ratios of three sets of publicly traded companies that Needham & Company deemed relevant because they are involved in lines of business that may be considered similar to or have relevant or similar characteristics with our lines of business. The selection of these companies, referred to as the selected companies, and the groupings of the selected companies noted below were done in a manner substantially consistent with that used by Needham & Company in evaluating our company from time to time since it acted as a lead underwriter for our February 2013 initial public offering. The selected companies consisted of the following:

    Legacy Money Transfer:
    MoneyGram International, Inc.
    The Western Union Company

    Disruptive Online Finance:
    Financial Engines, Inc.
    LendingClub Corporation
    On Deck Capital, Inc.

    Consumer Internet:
    Angie's List, Inc.
    Care.com, Inc.
    eBay Inc.
    GrubHub Inc.
    HomeAway, Inc.
    Shutterstock, Inc.
    Yelp Inc.
    Zillow Group, Inc.
    zulily, inc.

        The following tables set forth information concerning the following multiples for the selected companies and for our company:

  •
  enterprise value as a multiple of last 12 months, or LTM, revenues;

  •
  enterprise value as a multiple of projected calendar year, or CY, 2015, 2016 and 2017 revenues;

  •
  enterprise value as a multiple of adjusted LTM earnings before interest, taxes, depreciation and amortization, or adjusted EBITDA; and

  •
  enterprise value as a multiple of projected CY 2015, 2016 and 2017 adjusted EBITDA.

        Needham & Company calculated multiples for the selected companies based on the closing stock prices of those companies on June 30, 2015. Needham & Company calculated multiples for our company based on the merger consideration of $25.00 per share of our common stock for two cases, one using our management forecasts for projected calendar year 2015, 2016 and 2017 revenues and adjusted EBITDA and the other using consensus research analyst projections for projected calendar year 2015, 2016 and 2017 revenues and adjusted EBITDA. All financial information excluded the impact of non-recurring items. Adjusted EBITDA amounts for our company excluded the impact of stock-based compensation expense, amortization of intangibles and the loss associated with our business e-mail compromise fraud and adjusted EBITDA amounts for the selected companies excluded the impact of stock-based compensation expense, amortization of intangibles and related items and, depending on the company, certain other non-recurring items.

Enterprise Value to Revenues
	LTM	CY2015E	CY2016E	CY2017E
Selected Companies
Legacy Money Transfer:
Mean	1.6x	1.6x	1.5x	1.5x
Median	1.6x	1.6x	1.5x	1.5x
High	2.2x	2.3x	2.2x	2.2x
Low	0.9x	0.9x	0.8x	0.8x
Disruptive Online Finance:
Mean	9.9x	7.1x	5.0x	3.7x
Median	6.7x	6.1x	5.2x	4.4x
High	19.5x	12.8x	8.2x	5.5x
Low	3.5x	2.5x	1.6x	1.1x
Consumer Internet:
Mean	4.8x	3.7x	3.0x	2.5x
Median	5.3x	4.3x	3.4x	2.7x
High	11.1x	7.3x	5.7x	4.7x
Low	0.5x	0.4x	0.4x	0.3x
Xoom Implied by Merger Consideration
Research Analyst Consensus	5.8x	5.0x	4.2x	3.6x
Management Forecasts	5.8x	4.9x	4.1x	3.4x

Enterprise Value to Adjusted EBITDA
	LTM	CY2015E	CY2016E	CY2017E
Selected Companies
Legacy Money Transfer:
Mean	6.9x	7.4x	7.0x	6.7x
Median	6.9x	7.4x	7.0x	6.7x
High	8.9x	9.0x	8.8x	8.8x
Low	5.0x	5.7x	5.2x	4.5x
Disruptive Online Finance:
Mean	19.5x	19.5x	28.9x	14.9x
Median	19.5x	19.5x	23.4x	14.2x
High	19.5x	19.5x	46.8x	21.9x
Low	19.5x	19.5x	16.5x	8.8x
Consumer Internet:
Mean	29.2x	22.0x	13.9x	12.3x
Median	25.5x	20.5x	15.5x	11.0x
High	74.5x	53.6x	21.0x	25.5x
Low	11.8x	9.8x	6.6x	4.3x
Xoom Implied by Merger Consideration
Research Analyst Consensus	47.5x	40.1x	27.9x	19.5x
Management Forecasts	47.5x	43.1x	29.6x	23.1x

        Selected Transactions Analysis.    Needham & Company reviewed publicly available financial information for the following selected merger and acquisition transactions, which represent all-cash transactions completed since January 1, 2010 that involved target companies involved in lines of business that may be considered similar to or have relevant or similar characteristics with our lines of business and had enterprise values equal to or greater than $200 million and less than $2.5 billion:

Acquirer	Target
News Corporation	Move, Inc.
Rakuten, Inc.	Ebates Inc.
The Priceline Group Inc.	OpenTable, Inc.
CoStar Group, Inc.	Apartments.com
Avis Budget Group, Inc.	Zipcar, Inc.
athenahealth, Inc.	Epocrates, Inc.
Permira Funds	Ancestry.com Inc.
Blackbaud, Inc.	Convio, Inc.
Providence Equity Partners	Blackboard Inc.
DG FastChannel, Inc.	MediaMind Technologies Inc.
eBay Inc.	GSI Commerce, Inc.
Hellman & Friedman Capital Partners	Internet Brands, Inc.

In reviewing the selected transactions, Needham & Company calculated, for the selected transactions and for the merger,

  •
  enterprise value as a multiple of LTM revenues and

  •
  enterprise value as a multiple of LTM adjusted EBITDA.

Needham & Company calculated multiples for our company based on the merger consideration of $25.00 per share.

        The following table sets forth information concerning the multiples described above for the selected transactions and the same multiples implied by the merger.

Selected Transactions
Xoom Implied by Merger
	High	Low	Mean	Median
Enterprise value to LTM revenues	12.5x	1.8x	4.6x	3.8x	5.6x
Enterprise value to LTM adjusted EBITDA	67.7x	9.3x	25.2x	20.6x	46.5x

        Premiums Paid Analysis.    Needham & Company reviewed publicly available financial information for 38 merger and acquisition transactions that represent all-cash transactions involving publicly-traded technology, technology-enabled services, communications and financial services technology companies announced since July 1, 2005 and subsequently completed with transaction enterprise values of between $750 million and $1.25 billion. In examining these transactions, Needham & Company analyzed the premium of consideration offered to the acquired company's stock price one trading day, one month, two months and three months prior to the announcement of the transaction.

        Needham & Company calculated premiums for our company based on the merger consideration of $25.00 per share and the closing prices per share of our common stock on June 30, 2015, May 29, 2015, April 28, 2015 and March 30, 2015. The following table sets forth information concerning the stock price premiums in the selected transactions and the stock price premium implied by the merger.

	Selected Transactions
					Merger At $25.00
	High	Low	Mean	Median
One trading day stock price premium	57.0%	–7.2%	23.7%	23.8%	18.7%
One month stock price premium	94.9%	2.3%	35.4%	33.3%	32.9%
Two month stock price premium	69.7%	–6.4%	36.4%	35.3%	52.8%
Three month stock price premium	99.4%	–48.2%	39.7%	43.4%	69.7%

        Discounted Cash Flow Analysis.    Needham & Company performed an illustrative discounted cash flow analysis to determine indicators of illustrative implied equity values for our company and illustrative implied equity values per share of our common stock based on our management's forecasts. Needham & Company calculated a range of indications of the present value of unlevered free cash flows for our company for the projected second half of calendar year 2015 and calendar years 2016 through 2020 using discount rates ranging from 13.0% to 15.0%. Our unlevered free cash flows took into account the tax benefits of our net operating loss carryforwards at June 30, 2015. Needham & Company then calculated a range of illustrative terminal enterprise values at the end of 2020 by applying multiples ranging from 15.0x to 23.0x to our management's estimate of its calendar year 2020 adjusted EBITDA. These illustrative terminal enterprise values were then discounted to calculate ranges of implied indications of present values using discount rates ranging from 13.0% to 15.0%. Needham & Company then added the ranges of the implied present values of our unlevered free cash flows for the projected periods to the ranges of implied present values of our terminal enterprise values to derive ranges of implied present enterprise values of our company. Needham & Company then added our cash and subtracted our debt to arrive at the ranges of implied present equity values. Needham & Company calculated our estimated fully-diluted shares outstanding at the end of calendar year 2020 based on our management's estimates of an aggregate of 15.6% future share dilution to current stockholders resulting from issuances of equity compensation awards, and divided the implied present equity values by this estimated outstanding share number. This analysis indicated an implied per share equity reference range for our company of $18.28 to $28.20.

        No company, transaction or business used in the "Selected Companies Analysis," "Selected Transactions Analysis" or "Premiums Paid Analysis" as a comparison is identical to our company or to the merger. Accordingly, an evaluation of the results of these analyses is not entirely mathematical;

rather, it involves complex considerations and judgments concerning differences in the financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the selected companies or selected transactions or the business segment, company or transaction to which they are being compared.

        The summary set forth above does not purport to be a complete description of the analyses performed by Needham & Company in connection with the rendering of its opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to summary description. Accordingly, Needham & Company believes that its analyses must be considered as a whole and that selecting portions of its analyses or the factors it considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its analyses and opinion. Needham & Company did not attribute any specific weight to any factor or analysis considered by it. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis.

        In performing its analyses, Needham & Company made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our or PayPal's control. Any estimates contained in or underlying these analyses, including estimates of our future performance, are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those estimates. Additionally, analyses relating to the values of businesses or assets do not purport to be appraisals or necessarily reflect the prices at which businesses or assets may actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. Needham & Company's opinion and its related analyses were only one of many factors considered by our board of directors in their evaluation of the merger and should not be viewed as determinative of the views of our board of directors or management with respect to the merger consideration or the merger.

        Under the terms of our engagement letter with Needham & Company, we have paid or agreed to pay Needham & Company a nonrefundable fee of $1,000,000 that became payable upon Needham & Company's delivery of its opinion on July 1, 2015. No portion of Needham & Company's fee is contingent on the successful completion of the merger. In addition, we have agreed to reimburse Needham & Company for certain of its out-of-pocket expenses and to indemnify Needham & Company and related persons against various liabilities, including certain liabilities under the federal securities laws.

        Needham & Company is a nationally recognized investment banking firm. As part of its investment banking services, Needham & Company is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of securities, private placements and other purposes. Needham & Company believes that it was retained by our board of directors to provide its opinion based on Needham & Company's experience as a financial advisor in mergers and acquisitions as well as Needham & Company's familiarity with our company and our industry generally. In the past two years, Needham & Company has provided investment banking and financial advisory services to us unrelated to the merger, including acting as a lead underwriter for our September 2013 public offering of shares of our common stock and our February 2013 initial public offering and as financial advisor in connection with a proposed acquisition. Needham & Company has not in the past two years provided investment banking or financial advisory services to PayPal, Merger Sub or eBay for which it has received compensation. Needham & Company may in the future provide investment banking and financial advisory services to us, PayPal, eBay or our or their respective affiliates unrelated to the merger, for which services Needham & Company would expect to receive compensation. In the normal course of its business, Needham & Company may actively trade equity securities of our company, PayPal or eBay for its own account or for the account of its customers or affiliates and, therefore, may at any time hold a long or short position in those securities.

Certain Prospective Financial Information

        Management Financial Projections.    Our senior management does not as a matter of course make public projections as to future performance or earnings beyond the current fiscal year and generally does not make public projections for extended periods due to the unpredictability of the underlying assumptions and estimates. However, in connection with the exploration of strategic alternatives as described in this proxy statement, management prepared a set of financial projections for the remainder of 2015 and calendar years 2016, 2017, 2018, 2019 and 2020 (which we refer to as the management case projections or the projections), and these projections were provided to our board of directors and to Qatalyst Partners and Needham & Company. We also provided these projections to PayPal in connection with its due diligence review. We have included below these projections concerning our total revenue, total gross profit, non-GAAP operating expenses, adjusted EBITDA (as defined below) and net income.

        These financial projections were developed from historical financial statements and did not give effect to any changes or expenses as a result of the merger or any other effects of the merger. The projections included below were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information or U.S. generally accepted accounting principles, or GAAP. The inclusion of this information should not be regarded as an indication that our board of directors, Qatalyst Partners, Needham & Company, any of their respective representatives or any other recipient of this information considered, or now considers, it to be a reliable prediction of future results and this information is not being included in this proxy statement to influence your decision whether to vote for the merger agreement. Our independent registered certified public accounting firm, KPMG LLP, has neither examined nor compiled this prospective financial information and, accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect to this information. None of us, Qatalyst Partners, Needham & Company, PayPal, any of our or their respective affiliates or any other person assumes any responsibility for the validity, reasonableness, accuracy or completeness of the projections described below.

        Furthermore, while presented with numerical specificity, the projections necessarily are based on numerous assumptions, many of which are beyond our control and difficult to predict, including with respect to industry performance, competitive factors, industry consolidation, general business, economic, regulatory, market and financial conditions, as well as matters specific to our business, which assumptions may not prove to have been, or may no longer be, accurate. The projections do not take into account any circumstances or events occurring after the date they were prepared, including the July 1, 2015 announcement of the parties' entry into the merger agreement or subsequent integration planning activities. For instance, there can be no assurance that the announcement of the merger will not cause our vendors to delay or cancel our services pending the consummation of the merger or the clarification of PayPal's intentions with respect to the conduct of our business following the merger. Any such delay or cancellation of vendor services would likely adversely affect our ability to achieve the results reflected in the financial projections. In addition, the financial projections do not take into account the effect of any failure of the merger to occur and should not be viewed as accurate or continuing in that context.

        The projections were prepared in May 2015 in the context of the business, economic, regulatory, market and financial conditions that existed at that time, and have not been updated to reflect revised prospects for our business, changes in general business, economic, regulatory, market and financial conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the projections were prepared. The projections are not necessarily indicative of future performance, which may be significantly more favorable or less favorable than as set forth below. The projections cover multiple years, and such information by its nature becomes less reliable with each successive year. They should not be utilized as public guidance and will not be provided in the ordinary course of our business in the future. We undertake no obligation and have no intent to update or revise the projections after the date they were made.

        For the foregoing and other reasons, readers of this proxy statement are cautioned that the inclusion of financial projections in this proxy statement should not be regarded as a representation or guarantee that the targets will be achieved and that they should not rely on the projections. The projections constitute forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected in such projections, including, but not limited to, our performance, the marketplace for our products and services, industry performance, general business and economic conditions, vendor requirements, competition, our ability to successfully manage costs in the future, adverse changes in applicable laws, regulations or rules and other risks and uncertainties described in documents we have filed with the SEC. Neither Xoom, PayPal nor any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any Xoom stockholder or other person regarding the ultimate performance of Xoom compared to the information contained in the projections or that the projections will be achieved. Xoom has made no representation to Parent or Merger Sub, in the merger agreement or otherwise, concerning the projections. See also the section entitled "Special Note Regarding Forward-Looking Statements" on page 1 of this proxy statement.

        The following is a summary of the management case projections that were provided to our board of directors and to Qatalyst Partners and Needham & Company:

Projected Financial Results

(in millions)	2015E	2016E	2017E	2018E	2019E	2020E
Total revenue	$196.7	$237.9	$287.1	$352.9	$424.8	$508.1
Total gross profit	138.9	167.8	203.0	249.7	300.5	359.3
Non-GAAP operating expenses	116.5	135.2	161.3	191.0	221.8	253.3
Adjusted EBITDA(1)	22.4	32.5	41.6	58.6	78.7	106.0
Net income	2.1	11.3	19.6	35.3	43.0	52.2
Unlevered free cash flow(2)	11.5	8.4	15.6	21.8	32.6	33.2

(1)
Defined as GAAP net income before (benefit)/provision for income taxes, interest expense, interest income, amortization of acquired intangible asset, depreciation and other amortization expense, and expenses related to stock-based compensation.

(2)
Derived from the management case projections as net operating profit after taxes (taking into account net operating losses) plus depreciation and amortization expenses and stock-based compensation expenses (other than amortization of acquired intangible assets) less capital expenditures less investment in working capital. For the purpose of its financial analysis, Needham & Company derived the following unlevered free cash flow projections from the management case projections: 2015(H2)—$(3.8)M; 2016—$10.1M; 2017—$17.8M; 2018—$23.2M; 2019—$30.9M; and 2020—$33.9M. Needham & Company derived unlevered free cash flow as earnings before interest and taxes, less tax provision (taking into account net operating losses), plus depreciation and amortization and stock-based compensation expenses, less capital expenditures, and less changes in net working capital, long-term assets and long-term liabilities.

        Xoom uses financial information that has not been prepared in accordance with GAAP. We use these non-GAAP financial measures internally in analyzing our financial results and believe that they are useful to investors, as a supplement to GAAP measures in evaluating Xoom's ongoing operational performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

        Readers of this proxy statement are cautioned that the inclusion of financial forecasts in this proxy statement should not be regarded as a representation or guarantee that the targets will be achieved and that they should not rely on the forecasts. The forecasts constitute forward-looking statements and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected in such forecasts, including, but not limited to, our performance, the marketplace for our products and services, industry performance, general business and economic conditions, vendor requirements, competition, our ability to successfully manage costs in the future, adverse changes in applicable laws, regulations or rules and other risks and uncertainties described in documents we have filed with the SEC. See also the section entitled "Special Note Regarding Forward-Looking Statements" on page 1 of this proxy statement.

Interests of Xoom's Directors and Executive Officers in the Merger

        In considering the recommendation of our board of directors with respect to the merger agreement and the merger, you should be aware that Xoom's executive officers and directors have economic interests in the merger that are different from, or in addition to, those of Xoom stockholders generally. These interests may create potential conflicts of interest. Our board of directors was aware of and considered these interests, among other matters, in reaching its decision to approve, and declare advisable and in the best interests of Xoom and its stockholders, the merger agreement and the merger (except for the retention payments and benefits to Mr. Blignaut described below which were agreed to after the board of directors' approval of the merger). The material interests are summarized below.

  •
  the receipt of payments and benefits by executive officers under individual employment agreements that were in place prior to the execution of the merger agreement upon certain types of terminations of employment that occur within the 12 months following the effective time of the merger;

  •
  the full accelerated vesting of Xoom stock options and restricted stock units held by directors upon the effective time of the merger under Xoom's non-employee director compensation policy that was in place prior to the execution of the merger agreement;

  •
  with respect to performance share awards granted in February 2015 to executive officers, deeming that applicable performance conditions will be satisfied at the target level specified in the applicable award agreement, but such performance share awards will continue to be subject to the requisite service-based vesting conditions;

  •
  retention payments and benefits to Mr. Blignaut, including full accelerated vesting of equity awards held by him if the merger is consummated prior to January 6, 2016 and Mr. Blignaut remains employed through the consummation of the merger;

  •
  continued indemnification rights in favor of directors and officers of Xoom; and

  •
  the possible employment of certain of Xoom's executive officers by PayPal after the merger, including our chief executive officer, although as of the date of this proxy statement no agreements related to such matters or specific terms or conditions of employment have been proposed or entered into.

Treatment of Stock Options, Restricted Stock Units and Performance Share Awards

        Consistent with the terms of the pre-existing Xoom non-employee director compensation policy, all equity awards held by a non-employee director of Xoom will become fully vested (and exercisable to the extent applicable) immediately prior to the effective time of the merger. In addition, consistent with the terms of their pre-existing employment agreements, the executive officers will receive full accelerated vesting of their Xoom equity awards upon a termination by Xoom without "cause" or a resignation for "good reason", each within 12 months following the effective time of the merger.

        In connection with the merger, certain of our executive officers were required to amend their pre-existing employment agreements to revise the "good reason" definition used therein, so that the occurrence of the following events will not be deemed to trigger "good reason": (i) any actual or perceived demotion or diminution of the executive's position, authority, duties or responsibilities that results from the executive having a position, authority, duties or responsibilities after a change in control with respect to a division or line of business, rather than a substantially comparable position, authority, duties or responsibilities with respect to the company's successor or acquirer, (ii) any change in the reporting structure of the company or its successor or acquirer, and (iii) a requirement that the executive report to work more than 30 miles from the company's existing headquarters, unless the executive is required to report to work outside of the San Francisco Bay Area.

        Xoom also entered into a retention letter agreement with Mr. Blignaut, which provides that if the merger is consummated prior to January 6, 2016 and Mr. Blignaut remains continuously employed with Xoom, or a successor thereto, through the consummation of the merger, then Mr. Blignaut will receive full accelerated vesting of all outstanding and unvested equity awards held by him on such date.

        Pursuant to the merger agreement, the vested portion of each outstanding Xoom stock option immediately prior to the effective time of the merger will be cancelled and converted into the right to receive an amount (subject to applicable tax withholding) in cash equal to the product of (1) the aggregate number of shares of Xoom common stock subject to such cancelled Xoom stock option immediately prior to the effective time of the merger and (2) $25.00 less the per share exercise price of such cancelled Xoom stock option (it being understood that, if the exercise price of such cancelled Xoom stock option equals or exceeds $25.00, then the amount payable with respect to such cancelled Xoom stock option will be $0).

        Pursuant to the merger agreement, prior to the effective time of the merger, each Xoom stock option that is outstanding and unvested at such time with respect to which the per share exercise price is greater than $25.00 will become fully vested and exercisable, and each such fully vested Xoom stock option that is not exercised as of the effective time of the merger will be cancelled without any payment.

        Pursuant to the merger agreement, the unvested portion of each outstanding Xoom stock option immediately prior to the effective time of the merger with respect to which the per share exercise price is equal to or less than $25.00 will be assumed by Holdings and converted automatically into an option to purchase shares of Holdings common stock and subject to terms and conditions substantially identical to those in effect at the effective time of the merger, except that (1) the number of shares of Holdings common stock subject to each assumed stock option will be determined by multiplying the number of shares of Xoom common stock subject to such Xoom stock option immediately prior to the effective time of the merger by the conversion ratio (rounded down to the nearest whole share) and (2) the exercise price per share of each such assumed Xoom stock option will equal (A) the per share exercise price of the Xoom stock option immediately prior to the effective time of the merger divided by (B) the conversion ratio (rounded upwards to the nearest whole cent).

        Pursuant to the merger agreement, each Xoom restricted stock unit and Xoom performance share award that is outstanding and unvested immediately prior to the effective time of the merger will be assumed by Holdings and converted into a right to be issued Holdings common stock and subject to terms and conditions substantially identical to those in effect at the effective time of the merger (provided that, in accordance with the terms of the applicable agreement that was in place prior to the merger, the performance conditions applicable to the performance share awards granted in February 2015 will be deemed satisfied at the target level specified in the applicable award agreement, but such performance share awards will continue to be subject to the requisite service-based vesting conditions), except that the number of shares of Holdings common stock subject to each Xoom restricted stock unit or Xoom performance share award assumed will be determined by multiplying the number of shares of Xoom common stock subject to such Xoom restricted stock unit or Xoom performance share award immediately prior to the effective time of the merger by the conversion ratio (rounded down to the nearest whole share).

        The table below sets forth information regarding Xoom stock options (other than options that have exercise prices greater than $25.00) held by our executive officers and directors that are vested or are scheduled to be vested or accelerated in connection with the merger as of September 30, 2015 (the assumed date the merger is completed for purposes of this table) or that would become fully vested upon a termination by Xoom without "cause" or a resignation for "good reason", each within 12 months following the effective time of the merger.

	In-the-Money Vested Options(1)				Accelerated Options(2)
Name	Aggregate Number of Shares Subject to Outstanding Vested In- the-Money Options	Weighted Average Exercise Price Per Share	Cash Spread Value of In- the-Money Vested Options(3)		Aggregate Number of Shares Subject to Outstanding Unvested In- the-Money Options	Weighted-Average Exercise Price Per Share	Cash Spread Value of Unvested In- the-Money Options(3)		Total Option Cash Spread Value
Executive Officers
John Kunze	1,328,362	$3.20	$28,958,292		366,668	$10.87	$5,181,019		$34,139,311
Christopher Ferro	133,749	$6.18	$2,517,156		82,501	$12.22	$1,054,363		$3,571,519
Julian King	252,156	$5.86	$4,826,266		131,001	$11.92	$1,713,493		$6,539,759
Ryno Blignaut	222,375	$4.32	$4,598,715		0	$0	$0		$4,598,715
Non-Employee Directors
Roelof Frederick Botha	11,259	$22.68	$26,121		9,179	$19.11	$54,064		$80,185
Murray Demo	118,134	$13.67	$1,338,458		44,804	$14.03	$491,500		$1,829,958
Kevin Hartz	11,259	$22.68	$26,121		9,179	$19.11	$54,064		$80,185
Tom Killalea	0	$0	$0		17,301	$19.11	$101,903		$101,903
C. Richard Kramlich	11,259	$22.68	$26,121		9,179	$19.11	$54,064		$80,185
Anne Mitchell	11,259	$22.68	$26,121		9,179	$19.11	$54,064		$80,185
Keith Rabois(4)	0	$0	$0		0	$0	$0		$0
Matthew Roberts	138,969	$8.12	$2,345,797		20,790	$12.26	$264,865		$2,610,662
Chris Shimojima	0	$0	$0		17,301	$19.11	$101,903		$101,903
All of our current directors and executive officers as a group (12 persons)	2,238,781	$5.04	$44,686,069	(5)	717,082	$12.27	$9,128,454	(5)	$53,814,523	(5)

(1)
Does not include equity awards that will become fully vested solely as a result of the completion of the merger (i.e., on a single-trigger basis).

(2)
Pursuant to the Xoom non-employee director compensation policy, each stock option held by a non-employee director of Xoom will become fully vested and exercisable immediately prior to the effective time of the merger. Pursuant to the terms of their pre-existing employment agreements, each executive officer will receive full accelerated vesting of his Xoom equity awards upon a termination by Xoom without "cause" or a resignation for "good reason," each within 12 months following the merger.

(3)
To estimate the value of payments for vested or accelerated Xoom stock options, we multiplied the aggregate number of shares of Xoom common stock issuable upon the exercise of the stock options by $25.00 per share less the weighted average exercise price (rounded to the nearest whole dollar).

(4)
Mr. Rabois resigned from the board of directors on May 30, 2015.

(5)
Amounts in columns may not add up due to rounding.

        The table below sets forth information regarding Xoom restricted stock units and Xoom performance share awards held by our executive officers and directors which vesting will be accelerated in connection with the merger (assuming the merger is completed on September 30, 2015, for purposes of this table).

	Accelerated Restricted Stock Units(1)		Accelerated Performance Share Awards(2)
Name	Aggregate Number of Shares Subject to Restricted Stock Units	Total Cash Value of Restricted Stock Units(3)	Aggregate Number of Shares Subject to Performance Share Awards	Total Cash Value of Performance Share Awards(4)	Total Cash Value
Executive Officers
John Kunze	0	$0	81,900	$2,047,500	$2,047,500
Christopher Ferro	0	$0	24,300	$607,500	$607,500
Julian King	0	$0	36,900	$922,500	$922,500
Ryno Blignaut	38,333	$958,325	0	$0	$958,325
Non-Employee Directors
Roelof Frederick Botha	3,924	$98,100	0	$0	$98,100
Murray Demo	3,924	$98,100	0	$0	$98,100
Kevin Hartz	3,924	$98,100	0	$0	$98,100
Tom Killalea	7,849	$196,225	0	$0	$196,225
C. Richard Kramlich	3,924	$98,100	0	$0	$98,100
Anne Mitchell	3,924	$98,100	0	$0	$98,100
Keith Rabois(5)	0	$0	0	$0	$0
Matthew Roberts	3,924	$98,100	0	$0	$98,100
Chris Shimojima	7,849	$196,225	0	$0	$196,225
All of our current directors and executive officers as a group (12 persons)	77,575	$1,939,375	143,100	$3,577,500	$5,516,875

(1)
Pursuant to the Xoom non-employee director compensation policy, each restricted stock unit held by a non-employee director of Xoom will become fully vested immediately prior to the effective time of the merger and pursuant to the terms of their pre-existing employment agreements, each executive officer will receive full accelerated vesting of his Xoom equity awards upon a termination by Xoom without "cause" or a resignation for "good reason," each within 12 months following the effective time of the merger. In addition, pursuant to Mr. Blignaut's retention letter agreement, if the merger is consummated prior to January 6, 2016 and Mr. Blignaut remains employed through the consummation of the merger, Mr. Blignaut will receive full accelerated vesting of all equity awards held by him on such date. See "Retention Agreement with Mr. Blignaut" below.

(2)
The performance conditions applicable to the performance share awards granted in February 2015 will be deemed satisfied at the target level specified in the applicable award agreement and such performance share awards will continue to be subject to the requisite service-based vesting conditions. However, pursuant to the terms of their pre-existing employment agreements and award agreements, each executive officer will receive full accelerated vesting of the target number of performance shares upon a termination by Xoom without "cause" or a resignation for "good reason", each within 12 months following the merger.

(3)
To estimate the value of payments for accelerated Xoom restricted stock units, we multiplied the aggregate number of shares of Xoom common stock issuable upon the settlement of the Xoom restricted stock units by $25.00 per share.

(4)
To estimate the value of payments for accelerated Xoom performance share awards, we multiplied the aggregate target number of shares of Xoom common stock issuable upon the settlement of the Xoom performance share awards by $25.00 per share.

(5)
Mr. Rabois resigned from the board of directors on May 30, 2015.

Severance and Change in Control Provisions of Employment Arrangements and Award Agreements

        Each of our executive officers is entitled to certain severance and change in control benefits pursuant to his employment agreement, the material terms of which are described below. The merger will constitute a change in control under these agreements.

  John Kunze

        We entered into an employment agreement with John Kunze on November 27, 2012, which was amended on July 1, 2015, setting forth the terms of his employment as our President and Chief Executive Officer, including his initial annual base salary, annual target bonus and standard employee benefit plan participation. Pursuant to his employment agreement, if we terminate Mr. Kunze's employment without "cause" or if Mr. Kunze terminates his employment for "good reason," he will be entitled to receive the following payments and benefits, subject to the execution and delivery of a release of claims: (i) a lump-sum cash severance payment equal to 12 months of base salary; and (ii) if he was participating in a cash bonus plan at the time of termination, a pro-rata portion of the cash bonus payable under such cash bonus plan for the year in which the termination of employment occurs, based on the number of days in such year completed prior to the date of termination and determined assuming that all applicable performance targets are attained at the 100% level. Mr. Kunze currently does not participate in a cash bonus plan. In the event of a "change in control," 25% of Mr. Kunze's total number of shares of Xoom common stock subject to outstanding and unvested stock options granted prior to March 22, 2012 will immediately accelerate, vest and become fully exercisable and non-forfeitable on the effective date of the change in control. As of July 10, 2015, all such stock options have already vested. The remaining portion of any outstanding and unvested equity awards will continue to vest and become exercisable in accordance with their original vesting schedule following a change in control; provided, however, that any unvested portion of such outstanding stock options and other stock-based awards will immediately accelerate, vest, and become fully exercisable or non-forfeitable if, within 12 months after the change in control, Mr. Kunze's employment is terminated by us without "cause" or Mr. Kunze terminates his employment for "good reason." Upon a termination of employment by us without "cause" or termination of employment for "good reason," each within 12 months after a change in control, Mr. Kunze is also entitled to receive the cash payments and benefits described above, plus an additional lump sum payment of 12 months of his base salary, subject to the execution and delivery of a release of claims.

  Christopher Ferro, Julian King and Ryno Blignaut

        We entered into employment agreements with each of Christopher Ferro, Julian King and Ryno Blignaut on November 2, 2012, November 27, 2012 and November 27, 2012, respectively, setting forth the terms of their employment as our current Vice President and General Counsel, Senior Vice President, Marketing and Corporate Development, and Acting Chief Financial Officer and Chief Risk Officer, respectively. The employment agreements for Messrs. Ferro and King were amended on July 1, 2015. The employment agreements include each executive's initial annual base salary, annual target bonus and standard employee benefit plan participation. Pursuant to the employment agreements, if we terminate the applicable executive's employment without "cause" or if the applicable executive terminates his employment for "good reason," he will be entitled to receive the following payments and benefits, subject to the execution and delivery of a release of claims: (i) a lump-sum cash severance payment equal to six months of base salary; and (ii) if he was participating in a cash bonus plan at the time of termination, a pro-rata portion of the cash bonus payable under such cash bonus plan for the year in which the termination of employment occurs, based on the number of days in such year completed prior to the date of termination and determined assuming that all applicable performance targets are attained at the 100% level. None of the executive officers currently participates in a cash bonus plan. In the event of a "change in control," 100% of each executive's total number of shares of

Xoom common stock subject to outstanding and unvested stock options granted prior to March 22, 2012 will immediately accelerate, vest and become fully exercisable and non-forfeitable on the effective date of the change in control. As of July 10, 2015, all such stock options have already vested. The remaining portion of any outstanding and unvested equity awards will continue to vest and become exercisable in accordance with their original vesting schedule following a change in control; provided, however, that any unvested portion of such outstanding stock options and other stock-based awards will immediately accelerate, vest, and become fully exercisable or non-forfeitable if, within 12 months after the change in control, the executive's employment is terminated by us without "cause" or the executive terminates his employment for "good reason." Upon a termination of employment by us without "cause" or termination of employment for "good reason", each within 12 months after a change in control, each executive is also entitled to receive the cash payments and benefits described above, plus an additional lump sum payment of 6 months of his base salary, subject to the execution and delivery of a release of claims.

        For purposes of the employment agreements, "cause" means:

  •
  conduct by an executive officer constituting a material act of misconduct in connection with the performance of his duties, including, without limitation, misappropriation of funds or property of the company or any of its subsidiaries or affiliates other than the occasional, customary, or de minimis use of company property for personal purposes;

  •
  the commission by an executive officer of any felony or a misdemeanor involving moral turpitude, deceit, dishonesty or fraud;

  •
  continued non-performance by an executive officer of his duties under the employment agreement (other than by reason of the executive officer's physical or mental illness, incapacity, or disability) that has continued for more than 30 days following written notice from the company of such non-performance;

  •
  a breach by an executive officer of any of the provisions of the employment agreement, or our proprietary information agreement, or the nondisclosure agreement;

  •
  a material violation by an executive officer of our written employment policies;

  •
  acceptance of a position with a competitive entity; or

  •
  failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the company to cooperate, or the willful destruction or failure to preserve documents or other materials known to be relevant to such investigation or the inducement of others to fail to cooperate or to produce documents or other materials in connection with such investigation.

        For purposes of the employment agreements for Messrs. Kunze, King and Ferro, "good reason" means the occurrence of any of the following events, and the failure of the company to cure such events within 30 days after receiving written notice from the executive officer:

  •
  a demotion or any material diminution of an executive officer's position, authority, duties, or responsibilities but excluding (i) any actual or perceived demotion or diminution that results from the executive officer having a position, authority, duties or responsibilities after a change in control with respect to a division or line of business, rather than a substantially comparable position, authority, duties or responsibilities with respect to Xoom's successor or acquirer, and (ii) any change in the reporting structure of Xoom or its successor or acquirer;

  •
  a requirement that the executive officer report to work outside of the San Francisco Bay Area, which for the avoidance of doubt is the area that runs from the city of San Francisco south to and including the city of San Jose (not including normal business travel required of the executive officer's position and which is substantially comparable to the business travel historically required of the executive officer);

  •
  a material reduction in an executive officer's base salary, bonus opportunity or benefits, except for an across-the-board reduction affecting all or substantially all senior executives of the company and that is implemented before a change in control of the company occurs; or

  •
  the material breach of the employment agreement by the company.

        For purposes of Mr. Blignaut's employment agreement, "good reason" means the occurrence of any of the following events, and the failure of the company to cure such events within 30 days after receiving written notice from Mr. Blignaut:

  •
  a demotion or any material diminution of Mr. Blignaut's position, authority, duties, or responsibilities and that will include (but not be limited to) Mr. Blignaut's having a position, authority, duties or responsibilities after a change in control of the company with respect to a division or line of business, rather than a substantially comparable position, authority, duties, or responsibilities with respect to our successor or acquirer;

  •
  a requirement that Mr. Blignaut report to work more than 30 miles from our existing headquarters (not including normal business travel required by Mr. Blignaut's position and that is substantially comparable to the business travel historically required of Mr. Blignaut);

  •
  a material reduction in Mr. Blignaut's base salary, bonus opportunity or benefits, except for an across-the-board reduction affecting all or substantially all senior executives of the company and that is implemented before a change in control of the company occurs; or

  •
  the material breach of the employment agreement by the company.

        For purposes of the employment agreements, a "change in control" of the company means the consummation of any of the following:

  •
  the sale of all or substantially all of the assets of the company on a consolidated basis to an unrelated person or entity;

  •
  a merger, reorganization, or consolidation involving the company in which the shares of voting stock outstanding immediately prior to such transaction represent or are converted into or exchanged for securities of the surviving or resulting entity immediately upon completion of such transaction that represent less than 50% of the outstanding voting power of such surviving or resulting entity;

  •
  the acquisition of all or a majority of the outstanding voting stock of the company in a single transaction or a series of related transactions by a person or group of persons; or

  •
  any other acquisition of the business of the company, as determined by the Board.

Excise Tax Considerations

        The payments and benefits provided under the employment agreements of Messrs. Kunze, Ferro, King and Blignaut in connection with a change in control of the company may be subject to an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, (the "Code"). These payments and benefits also may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. If any of these payments or benefits is subject to such excise taxes, they will be reduced (but not below zero) to the extent necessary so that the sum of all payments and benefits will not trigger such excise tax, if such reduction would result in a better net after-tax benefit to the affected executive.

Retention Agreement with Mr. Blignaut

        On July 28, 2015, we entered into a retention letter agreement with Mr. Blignaut, which provides that if Mr. Blignaut remains continuously employed with us, or a successor thereto, through January 6, 2016, then in addition to any cash or other compensation to which he is entitled to as of such date, as additional consideration for his continued service, we, or any successor thereto, will pay him (i) effective July 1, 2015, a monthly cash amount equal to $150,000, on an after-tax basis, for each full month of service completed by him through January 6, 2016, and (ii) a monthly cash payment for three months (through April 6, 2016) in an amount equal to the monthly contribution that we, or any successor thereto, would have made to provide health insurance to Mr. Blignaut had he remained employed through such date. In addition, if the merger is consummated prior to January 6, 2016 and Mr. Blignaut remains employed through the consummation of the merger, then Mr. Blignaut will receive full accelerated vesting of all outstanding and unvested equity awards held by him on such date.

Golden Parachute Compensation Table

        This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each of our named executive officers, who are Messrs. Kunze, Ferro, King and Blignaut, that is based on or otherwise relates to the merger. This compensation is referred to as "golden parachute" compensation by the applicable SEC disclosure rules. The amounts set forth in the table are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement and in the footnotes to the table. As a result, the actual amounts, if any, that a named executive officer will receive may materially differ from the amounts set forth in the table.

        Unless otherwise specified, the table below assumes that (1) the effective time of the merger will occur on September 30, 2015, (2) the employment of the named executive officer will be terminated on such date in a manner entitling the named executive officer to receive severance payments and benefits under the terms of the named executive officer's employment agreement, (3) the named executive officer's base salary rates and annual target bonuses remain unchanged from those in place as of July 10, 2015, (4) no named executive officer receives any additional equity grants or exercises any Xoom stock options on or prior to the effective time of the merger and (5) no named executive officer enters into new agreements or is otherwise legally entitled to, prior to the effective time of the merger, additional compensation or benefits. For a narrative description of the terms and conditions applicable to the payments quantified in the table below, see "Treatment of Stock Options, Restricted Stock Units and Performance Share Awards," "Severance and Change in Control Provisions of Employment Arrangements and Award Agreements" and "Retention Agreement with Mr. Blignaut" above.

Name	Cash ($)(1)	Equity ($)(2)	Tax Reimbursement ($)		Other ($)		Total ($)
John Kunze	$800,000	$36,186,810	$0		$0		$36,986,810
Christopher Ferro	$300,000	$4,179,019	$0		$0		$4,479,019
Julian King	$345,000	$7,462,259	$0		$0		$7,807,259
Ryno Blignaut(3)	$1,245,000	$5,557,040	$1,111,173	(4)	$6,000	(5)	$7,919,213

(1)
The amount listed in the column for each named executive officer specifically includes 12 months of continued payment of base salary (24 months for Mr. Kunze). None of the named executive officers currently participates in any bonus plan; hence the pro-rata portion of the cash bonus payable to each named executive officer for 2015 is $0. The continued base salary payments are payable on a "double-trigger" basis upon the named executive officer's termination without cause or resignation for good reason, as applicable, each within 12 months following the effective time of the merger. The continued base salary payments are subject to each of the named executive officer's execution and delivery of a release of claims in favor of Xoom. If Mr. Blignaut remains continuously employed through January 6, 2016, he will be entitled to a retention payment equal to $150,000, on an after-tax basis, for each full month of service completed by him from July 1, 2015 through January 6, 2016. The amount for Mr. Blignaut in the table also includes the $150,000 per month payment for July 1, 2015 through January 6, 2016 (without any tax gross-ups).

(2)
The amount includes the aggregate value of unvested Xoom stock options, Xoom restricted stock units and Xoom performance share awards that will or may vest upon the merger and/or a qualifying termination of employment immediately following the effective time of the merger, calculated as described above, together with the aggregate value of vested Xoom stock options that will be cancelled in exchange for a cash payment as of the effective time of the merger.

(3)
Assumes that the employment of Mr. Blignaut will not be terminated on September 30, 2015 and instead, that he will continue to be employed by us through January 6, 2016 and be terminated immediately thereafter in a manner entitling him to receive retention payments under the terms of his retention letter agreement and severance payments under the terms of his employment agreement.

(4)
Includes tax gross-ups to provide Mr. Blignaut with a monthly retention payment equal to $150,000, on an after-tax basis, for each full month of service completed by Mr. Blignaut from July 1, 2015 through January 6, 2016.

(5)
Includes a monthly cash payment equal to $2,000 for January 6, 2016 through April 6, 2016 to provide health insurance to Mr. Blignaut.

Employee Benefits

        Pursuant to the merger agreement, Parent has agreed that for a period commencing upon the effective time of the merger and continuing through December 31, 2016, Parent will provide to those employees of Xoom who are employed by the Parent, the surviving corporation or any of its subsidiaries after such effective time, total compensation and benefits that in the aggregate are substantially comparable to the compensation and benefits provided by Parent to its other similarly situated employees.

Director Compensation

        Our non-employee members of the board of directors receive cash and equity compensation under the terms of our non-employee director compensation policy. The non-employee director compensation policy is applicable to all of our non-employee directors and provides that each such non-employee director will receive the following compensation for service on our board of directors:

  •
  an annual cash retainer of $30,000;

  •
  an additional cash retainer of $15,000 to the chairman of the board of directors;

  •
  an additional annual cash retainer of $10,000, $7,500, $5,000, $5,000, $5,000 and $5,000 for service as a member of the audit committee, compensation committee, nominating and corporate governance committee, compliance committee, finance committee and strategy committee respectively;

  •
  an additional annual cash retainer of $20,000, $15,000, $10,000, $10,000, $10,000 and $10,000 for service as chairman of the audit committee, compensation committee, nominating and corporate governance committee, compliance committee, finance committee and strategy committee, respectively;

  •
  an initial equity grant consisting of 50% option grant and 50% restricted stock units with a cumulative grant date fair value of $300,000 and vesting annually over three years when first elected or appointed to our board of directors; and

  •
  an annual equity grant consisting of 50% options and 50% restricted stock units with a cumulative grant date fair value of $150,000 and vesting on the one-year anniversary of the grant date for each non-employee director serving on the board of directors on the date of our annual stockholder meeting.

        Each of the equity grants described above vest and become exercisable, to the extent applicable, subject to the director's continuous service to us, provided that each equity award will vest in full and become fully exercisable, to the extent applicable, upon a "Sale Event" (as defined under our 2012 Stock Option and Incentive Plan, which includes the merger). We have reimbursed and will continue to reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our board of directors and committees of our board of directors.

Director and Officer Indemnification and Insurance

        Prior to the effective time of the merger, Parent (or, at Parent's option, Xoom) is required to purchase a prepaid "tail" policy on the existing policy of directors' and officers' liability insurance maintained by Xoom as of the date of the merger agreement (which we refer to as D&O Insurance) for a period of six years from the effective time and otherwise on terms and conditions not materially less favorable than as provided in Xoom's existing policies as of the date of the merger agreement. The maximum aggregate premium for the D&O Insurance that Parent will be required to expend will not exceed 300% of the amount per policy period Xoom paid in its last full fiscal year prior to the date of the merger agreement and if such premiums for such insurance would at any time exceed 300% of the current premium, then the surviving corporation will cause to be maintained policies of insurance that, in the surviving corporation's good faith judgment, provide the maximum coverage available at an annual premium equal to 300% of the current premium. In lieu of the foregoing, Xoom may obtain prepaid policies prior to the effective time, which policies provide such directors and officers with coverage for an aggregate period of six years with respect to claims arising from acts or omissions that occurred on or before the effective time, including, in respect of the transactions contemplated by the merger agreement; provided that the amount paid for such prepaid policies does not exceed 300% of the current premium. If such prepaid policies have been obtained prior to the effective time, the surviving corporation will (and Parent will cause the surviving corporation to) maintain such policies in full force and effect for their full term, and continue to honor the policy obligations.

        From and after the effective time of the merger, Parent and the surviving corporation are required to fulfill and honor in all respects the obligations of Xoom and its subsidiaries (1) pursuant to indemnification agreements between Xoom or any of its subsidiaries and any person who is now, or has been at any time prior to the date of the merger agreement, or becomes prior to the effective time of the merger, a director or officer of Xoom or any of its subsidiaries (which we refer to as the indemnified parties), and (2) any indemnification provision and any exculpation provision set forth in Xoom's certificate of incorporation or bylaws as in effect on the date of the merger agreement.

        The obligations of Parent and the surviving corporation as described in the two immediately preceding paragraphs will not be terminated, amended, or modified in any manner so as to adversely affect any indemnified party without the consent of such indemnified party.

        If Parent, the surviving corporation or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving corporation of such consolidation or merger, or transfers or conveys all or substantially all of its properties and assets to any person or entity, then the merger agreement requires that proper provision be made so that the successors and assigns of Parent or the surviving corporation will assume the indemnification obligations described above.

Financing of the Merger

        The merger is not conditioned on Parent's ability to obtain financing.

Delisting and Deregistration of Xoom Common Stock

        If the merger is completed, Xoom common stock will be removed from listing on the NASDAQ Global Select Market and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC.

THE MERGER AGREEMENT

        The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this document. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read the merger agreement carefully in its entirety.

The Merger

        The merger agreement provides that, subject to the terms and conditions of the merger agreement and in accordance with Delaware law, at the effective time of the merger, Merger Sub will be merged with and into Xoom and, as a result of the merger, the separate corporate existence of Merger Sub will cease and Xoom will continue as the surviving corporation and become an wholly owned subsidiary of PayPal. As the surviving corporation, Xoom will possess the rights, powers, privileges, immunities and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of Xoom and Merger Sub, all as provided under Delaware law.

        The closing of the merger will occur as soon as practicable but in any event no later than three business days after all of the conditions set forth in the merger agreement and described under "—Conditions to the Merger" are satisfied or waived, to the extent permitted under the merger agreement, or at such other time as agreed to in writing by the parties unless the merger agreement has been terminated pursuant to its terms.

        The merger will become effective when the certificate of merger has been duly filed with the Delaware Secretary of State or at a later time as agreed to by the parties and specified in the certificate of merger. The merger is expected to be completed in the fourth quarter of 2015. However, the parties cannot predict the exact timing of the completion of the merger or whether the merger will be completed at an earlier or later time, as agreed by the parties, or at all.

The Merger Consideration and the Conversion of Capital Stock

        At the effective time of the merger, by virtue of the merger, each share of Xoom common stock outstanding immediately prior to the effective time of the merger will be converted into the right to receive $25.00 in cash, without interest and less any applicable withholding taxes, other than:

  •
  shares of Xoom common stock owned by Xoom or any subsidiary (or held in Xoom's treasury) or Parent or Merger Sub immediately prior to the effective time of the merger, which will be canceled, and no payment will be made with respect thereto;

  •
  shares of Xoom common stock held by any subsidiary of Parent (other than Merger Sub) or by any subsidiary of Xoom immediately prior to the effective time of the merger, which will be converted into such number of shares of common stock, par value $0.0001 per share, of the surviving corporation such that each such subsidiary of Xoom or Parent owns the same percentage of the surviving corporation immediately following the effective time as such subsidiary of Xoom or Parent, as applicable, owned in Xoom immediately prior to the effective time of the merger; and

  •
  shares of Xoom common stock held by a stockholder who has properly exercised appraisal rights in accordance with Delaware law.

        The price to be paid for each share of Xoom common stock in the merger will be adjusted appropriately to reflect the effect of any change in the outstanding shares of capital stock of Xoom, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, division or subdivision of shares, consolidation of shares, or any stock dividend, that occurs prior to the effective time of the merger.

        Each share of common stock of Merger Sub outstanding immediately prior to the effective time of the merger will be converted into and become one share of common stock, par value $0.0001 per share, of the surviving corporation with the same rights, powers and privileges as the shares so converted and, together with the shares of Xoom common stock held by any subsidiary of Parent (other than Merger Sub) or by any subsidiary of Xoom immediately prior to the effective time which will be converted into common stock of the surviving corporation as described in the second bullet point above, will thereafter constitute the only outstanding shares of capital stock of the surviving corporation.

Payment Procedures

        Prior to the effective time of the merger (and in any event within one business day thereafter), Parent will appoint a paying agent for the purpose of exchanging for the merger consideration the certificates and uncertificated shares of Xoom common stock. Promptly after the effective time of the merger, Parent will cause to be deposited with the paying agent the aggregate merger consideration to be paid in respect of the certificates and uncertificated shares of Xoom common stock.

        Each holder of shares of Xoom common stock that are converted into the right to receive the merger consideration will be entitled to receive the merger consideration upon (1) surrender to the paying agent of a certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the paying agent, or (2) receipt of such evidence of transfer as the paying agent may reasonably require in the case of a book-entry transfer of uncertificated shares. Until so surrendered or transferred, each such certificate or uncertificated share will represent from and after the effective time of the merger for all purposes only the right to receive such merger consideration. No interest will be paid or accrued on the cash payable upon the surrender or transfer of such certificate or uncertificated share.

        If any portion of the merger consideration is to be paid to a person other than the person in whose name the surrendered certificate or the transferred uncertificated share is registered, such payment is subject to the conditions that (1) either such certificate will be properly endorsed or will otherwise be in proper form for transfer or such uncertificated share will be properly transferred and (2) the person requesting such payment will pay to the paying agent any fiduciary or surety bonds and any other transfer or other tax required as a result of such payment to a person other than the registered holder of such certificate or uncertificated share or establish to the satisfaction of Parent that such tax has been paid or is not applicable.

        After the effective time of the merger, there will be no further registration of transfers of shares of Xoom common stock on the stock transfer books of the surviving corporation. If, after the effective time of the merger, valid certificates or uncertificated shares of Xoom common stock are presented to the paying agent, Parent or surviving corporation, they will be canceled and exchanged for the merger consideration.

        Any portion of the payment fund deposited with the paying agent that remains unclaimed by the holders of shares of Xoom common stock 270 days after the effective time of the merger will be returned to Parent, upon demand, and any such holder who has not exchanged shares of Xoom common stock for the merger consideration prior to that time will thereafter look only to Parent for payment of the merger consideration. None of Parent, the surviving corporation or the paying agent will be liable to any holder of shares of Xoom common stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of shares of Xoom common stock five years after the effective time of the merger (or such earlier date, immediately prior to such time when the amounts would escheat to or become property of any governmental authority) will become, to the extent permitted by applicable law, the property of the surviving corporation free and clear of any claims or interest of any person.

Xoom Representations and Warranties

        The merger agreement contains representations and warranties made by Xoom to Parent and Merger Sub and representations and warranties made by Parent, Merger Sub and Holdings to Xoom. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the merger agreement, including information contained in a confidential disclosure schedule provided by Xoom to Parent in connection with the signing of the merger agreement. The confidential disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the merger agreement. Furthermore, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality different from that generally applicable to public disclosures to stockholders. Moreover, certain representations and warranties in the merger agreement were used for the purpose of allocating risk between Xoom and Parent rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the merger agreement as characterizations of the actual state of facts about Xoom or Parent. This description of the representations and warranties is included to provide Xoom stockholders with additional information regarding the terms of the merger agreement. It is not intended to provide any other factual information about Xoom or Parent.

        In the merger agreement, Xoom has made representations and warranties to Parent and Merger Sub with respect to, among other things:

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  the due organization, valid existence, good standing and power of Xoom;

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  its subsidiaries and their due incorporation or organization, valid existence, good standing, power and authority;

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  its capitalization, including in particular the number of outstanding shares of Xoom common stock and preferred stock, and the number of shares of common stock issuable upon the exercise of stock options, warrants and other equity awards;

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  its SEC filings, including financial statements contained in such filings, internal controls and compliance with the Sarbanes-Oxley Act of 2002, since January 1, 2011;

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  conduct of business and absence of certain changes, except as contemplated by the merger agreement, including that since January 1, 2011, there has been no fact, event, change, development or set of circumstances, that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Xoom;

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  its power and authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against Xoom;

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  the required consents and approvals of governmental authorities in connection with the transactions contemplated by the merger agreement;

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  the absence of conflicts with, creation of liens, violations or defaults under Xoom's governing documents, applicable laws or certain agreements as a result of entering into the merger agreement and the consummation of the merger;

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  the accuracy and compliance with applicable laws of the information supplied by Xoom contained in this proxy statement;

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  the absence of undisclosed material liabilities;

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  the absence of certain litigation;

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  matters with respect to Xoom's privacy policies, use of data and information security;

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  Xoom's and its subsidiaries' compliance with applicable legal requirements since January 1, 2011;

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  matters with respect to Xoom's significant contracts;

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  tax matters;

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  matters related to Xoom's employee benefit plans;

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  labor and employment matters;

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  matters related to Xoom's insurance policies;

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  compliance with environmental laws and regulations;

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  intellectual property and information technology;

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  title to properties and the absence of encumbrances;

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  related party transaction matters;

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  compliance with the U.S. Foreign Corrupt Practices Act and other anti-corruption laws;

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  relationships with, and other matters related to, major customers and suppliers of Xoom;

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  the absence of undisclosed brokers' fees and expenses;

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  receipt by the Xoom board of directors of a fairness opinion from each of Qatalyst Partners and Needham & Company; and

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  the inapplicability of state takeover statutes to the merger.

        Many of the representations and warranties in the merger agreement made by Xoom are qualified by a "materiality" or "material adverse effect on Xoom" standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect on Xoom). For purposes of the merger agreement, a "material adverse effect on Xoom" means (1) a material adverse effect on the business, condition (financial or otherwise), capitalization, assets, liabilities, operations or financial performance of Xoom and its subsidiaries, taken as a whole, or (2) an effect that would prevent, materially delay or materially impair Xoom's ability to consummate the merger or perform any of its covenants under the merger agreement.

        However, the standard of "material adverse effect on Xoom" excludes any adverse effect resulting from or arising out of:

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  the announcement of the merger as a result of the identity of Parent, Merger Sub or Holdings;

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  changes in the financial or securities markets or general economic or political conditions in the United States that have arisen after the date of the merger agreement;

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  any changes in general conditions in the industry and markets in which Xoom and its subsidiaries operate after the date of the merger agreement;

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  any changes in applicable legal requirements or GAAP (or interpretations thereof) or changes in the regulatory accounting requirements applicable to any industry in which Xoom operates that have arisen after the date of the merger agreement;

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  the taking of any specific action, or refraining from taking any specific action, in each case, as expressly required or prohibited, as the case may be, by the merger agreement;

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  the outbreak or escalation of hostilities, any acts of war, terrorism or military actions, or any escalation or worsening of any such hostilities, acts of war, terrorism or military actions threatened or underway as of the date of the merger agreement, or any natural disaster, in each case, after the date of the merger agreement;

  •
  any stockholder litigation; or

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  in and of itself, any failure by Xoom to meet analysts' estimates or projections, performance measures, operating statistics or revenue or, earnings or similar projections, forecasts or predictions for any period after the date of the merger agreement (in each case whether internal or external) or, in and of itself, any decline in the price or trading volume of shares of Xoom common stock after the date of the merger agreement.

        In the merger agreement, Parent made customary representations and warranties to Xoom with respect to, among other things:

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  the due organization, valid existence and good standing of Parent, Merger Sub and Holdings;

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  the power and authority of each of Parent, Holdings and Merger Sub to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against each of Parent, Holdings and Merger Sub;

  •
  the accuracy and compliance with applicable securities laws of the information supplied by Parent contained in this proxy statement; and

  •
  the sufficiency of funds to pay the merger consideration.

        The representations and warranties contained in the merger agreement and in any certificate or other writing delivered pursuant to the merger agreement will not survive the effective time of the merger. This limit does not apply to any covenant or agreement of the parties which by its terms contemplates performance after the effective time of the merger.

Conduct of Xoom's Business During the Pendency of the Merger

        Except for matters permitted or contemplated by the merger agreement or agreed to in writing by Parent, from the date of the merger agreement until the effective time of the merger, Xoom will, and will cause each of its subsidiaries to, conduct its business in the ordinary course, consistent with past practice, and use its commercially reasonable efforts to:

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  preserve its current business organization;

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  keep available the services of its officers, associates and service providers;

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  maintain in effect all of its government authorizations; and

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  maintain satisfactory relationships with its customers, lenders, suppliers, licensors, licensees, distributors, employees and others that have business relationships with Xoom.

        In addition, except as expressly permitted or contemplated by the merger agreement or agreed to in writing by Parent, Xoom will not, nor will it permit its subsidiaries to:

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  declare, accrue, set aside or pay any dividend or make any other distribution payable in cash, stock, property or otherwise, in respect of any share capital, or repurchase, redeem or otherwise reacquire any share capital or other securities, other than to repurchase, in full compliance with applicable legal requirements, restricted shares of Xoom common stock held by an employee upon the termination of such employee's employment or enter into any agreement with respect to the voting of its capital stock;

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  issue, deliver, sell, grant, pledge, transfer, subject to any lien or otherwise encumber or dispose of any securities of Xoom or any of its subsidiaries, other than (1) the issuance of shares of Xoom common stock upon the exercise of Xoom stock options that are outstanding as of the date of the merger agreement and (2) the grant of certain equity awards in the ordinary course of business and consistent with past practices, subject to certain limitations;

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  modify any existing, salary, bonus, commission, severance, equity compensation or other equity arrangement or other compensatory arrangement with any employees, consultants, contractors or advisors of Xoom or any of its subsidiaries;

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  amend Xoom's or any of its subsidiaries' certificate of incorporation, bylaws or other comparable charter or organizational documents;

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  acquire any business, assets or capital stock of any person or entity or division of an entity, whether in whole or in part (whether by purchase of stock, purchase of assets, merger, consolidation, or otherwise);

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  make any capital expenditures or incur any obligations or liabilities in respect of such expenditures in excess of $7,000,000 in the aggregate;

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  enter into any contract that would have been a significant contract had it been entered into prior to the date of the merger agreement, other than in the ordinary course of business and consistent with past practice, enter into any contract with a distribution provider;

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  amend, modify or terminate any significant contract (other than any user agreement or privacy policy in the ordinary course of business and consistent with past practice);

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  cancel, modify or waive any debts or claims held by it or waive any rights having in each case a value in excess of $100,000;

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  waive or relinquish, abandon or allow to lapse any material right or asset, including any such intellectual property rights;

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  acquire, lease or license any right or other asset from any other person or sell or otherwise dispose of, or lease or license any right or other asset to any other person (except, in each case, for assets acquired, leased, licensed or disposed of by Xoom in the ordinary course of business and consistent with past practices);

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  make any pledge of any of its material assets or permit any of its material assets to become subject to any encumbrances, except for encumbrances that do not materially detract from the value of such assets or materially impair the operations of Xoom or its subsidiaries;

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  make any loans, advances or capital contributions to, or investments in, any other person or entity other than (1) Xoom and its subsidiaries or (2) accounts receivable and extensions of credit in the ordinary course of business, and advances in respect of expenses to employees, in each case in the ordinary course of business consistent with past practice;

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  enter into any collective bargaining agreement, establish, adopt, enter into or amend any employee plan or employee agreement with key employees, pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation (including equity-based compensation, whether payable in stock, cash or other property) or remuneration payable to, any of its directors or any of its officers or other associates, subject to certain exceptions;

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  hire or promote any employee to the level of a key employee, except in order to fill a position vacated after the date of the merger agreement;

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  other than as required by concurrent changes in GAAP or SEC rules and regulations, change any of its methods of accounting or accounting practices in any respect;

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  fail to file any tax return when due (after giving effect to any properly obtained extensions of time in which to make such filings), prepare or file any tax return inconsistent with past practice or, on any such tax return, take any position, make, change or rescind any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar tax returns in prior periods, or settle or compromise any tax liability or refund, file any amended tax return, or waive or extend the statute of limitations in respect of taxes;

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  commence any legal proceeding, except with respect to routine collection matters in the ordinary course of business and consistent with past practices;

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  settle any legal proceeding or other material claim, except pursuant to a settlement that does not involve any liability or obligation on the part of Xoom or its subsidiaries or involves only the payment of monies by Xoom or its subsidiaries of not more than $500,000 in the aggregate for all such settlements;

  •
  enter into any contract covering any Xoom associate or make any payment to any Xoom associate, that, considered individually or considered collectively with any other such contracts or payments, will, or would reasonably be expected to, be characterized as a "parachute payment" within the meaning of Section 280G(b)(2) of the internal revenue code or give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 162(m) of the internal revenue code (or any comparable provision under U.S. state or local or non-U.S. tax legal requirements);

  •
  take any action or omit to take any action that is reasonably likely to result in any of the Parent and Merger Sub conditions to the merger not being satisfied;

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  fail to take any actions in order to maintain in full force and effect any money transmitter license required to continue to operate its business as currently operated;

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  enter into any contracts with distribution providers or any other person to provide services in any country in which Xoom or its subsidiaries are not currently conducting business;

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  cancel any insurance policies or reduce the amount of any insurance coverage provided by such insurance policies; or

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  agree or commit to take any of the actions described above.

Xoom Stockholders Meeting

        Pursuant to the terms of the merger agreement and in accordance with applicable law and Xoom's governing documents, Xoom agreed to duly set a record date for, call, give notice of, convene and hold a special meeting of its stockholders, which we refer to as the special meeting, for the purpose of considering and taking action upon the adoption of the merger agreement by Xoom stockholders.

        Unless the Xoom board of directors will have effected an adverse recommendation change, the Xoom board of directors will make the board recommendation (as defined in the section entitled "—Xoom Board Recommendation") and Xoom will otherwise comply with all laws applicable to the stockholder meeting. The foregoing obligations will not be affected by the commencement, public proposal, public disclosure or communication to Xoom or any other person of any acquisition proposal.

Non-Solicitation; Competing Acquisition Proposals

        Xoom has agreed that neither Xoom nor any of its subsidiaries, nor any of their respective directors, officers, employees, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives (whom we refer to collectively as representatives) will, directly or indirectly:

  •
  solicit, initiate, assist, knowingly encourage or knowingly facilitate the submission, announcement or making of any acquisition proposal (as defined below) or acquisition inquiry or take any action that would reasonably be expected to lead to any acquisition proposal or acquisition transaction;

  •
  furnish or otherwise provide access to any information regarding Xoom or its subsidiaries to any person in connection with or in response to an acquisition proposal or inquiry; or

  •
  engage in discussions or negotiations with any person with respect to any acquisition proposal or acquisition inquiry.

        Xoom also agreed to, and agreed to cause its subsidiaries and its or their respective representatives to, cease immediately and cause to be terminated any existing solicitation, discussions or negotiations, if any, with any person with respect to any acquisition proposal and to promptly request any person (or its agents or advisors) in possession of non-public information in respect of Xoom or any of its subsidiaries that was furnished by or on behalf of Xoom and its subsidiaries to return or destroy all such information.

        "Acquisition proposal" means any offer or proposal (other than an offer or proposal made or submitted by Parent or any of its subsidiaries) contemplating any acquisition transaction. "Acquisition transaction" means any transaction or series of transactions (other than the merger and the other transactions contemplated by the merger agreement) involving: (1) merger, consolidation, amalgamation, share exchange, business combination, joint venture, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which a person or "group" (as defined in the Exchange Act and the rules thereunder) of persons (or the equityholders of any person) directly or indirectly acquires beneficial or record ownership of securities representing 20% or more of the outstanding securities of any class (or instruments convertible into or exercisable or exchangeable for 20% or more of any such class) of any of Xoom or its subsidiaries or of the surviving entity in a merger (or other similar transaction) or the resulting direct or indirect parent of Xoom or such surviving entity; or (ii) in which any of Xoom or its subsidiaries issues securities representing 20% or more of the outstanding securities of any class of such entity (or instruments convertible into or exercisable or exchangeable for 20% or more of any such class); (2) any sale, lease, exchange, transfer, license, sublicense, acquisition or disposition of any business or businesses or assets that constitute or account for 25% or more of the consolidated net revenues, consolidated net income or consolidated assets of Xoom or its subsidiaries; or (3) any liquidation or dissolution of any of Xoom or its subsidiaries the business of which constitutes 20% or more of the consolidated net revenues, consolidated net income or consolidated assets of Xoom or its subsidiaries.

        Notwithstanding the restrictions described above, prior to the adoption of the merger agreement by Xoom stockholders, Xoom may furnish non-public information regarding Xoom or any of its subsidiaries to, and enter into and maintain (but only during such period of time such acquisition proposal constitutes or is reasonably likely to result in a superior offer) discussions or negotiations with, any person in response to an unsolicited, bona fide, written acquisition proposal that is submitted to Xoom by such person, but only if: (A) such acquisition proposal did not result from a breach of any of the provisions set forth in the non-solicitation provisions of the merger agreement; (B) the Xoom board of directors determines in good faith, after having taken into account the advice of an independent financial advisor and the advice of its outside legal counsel, that such acquisition proposal constitutes or is reasonably likely to result in a superior offer; and (C) prior to furnishing any such non-public information to, or entering into discussions or negotiations with, such person, Xoom (1) gives Parent written notice of the identity of such person and of Xoom's intention to furnish non-public information to, or enter into discussions or negotiations with, such person, and (2) receives from such person, and delivers to Parent a copy of, an executed confidentiality agreement.

        The merger agreement requires that prior to furnishing any non-public information to any person pursuant to the terms described in the immediately preceding paragraph Xoom furnish such non-public information to Parent. Xoom is required to notify Parent promptly (and in no event later than 24 hours) after the receipt by Xoom or any of its representatives of any acquisition proposal, any inquiry, offer or proposal that would reasonably be expected to lead to an acquisition proposal, or any request for non-public information relating to Xoom or any of its subsidiaries. This notice is required to contain the identity of the third party and a description of the terms and conditions of the acquisition proposal, indication, offer, proposal or request. Commencing upon the provision of any notice referred to above, Xoom must (A) on a reasonably current basis advise Parent of the status and terms (including amendments or proposed amendments as to price and other terms) of any such acquisition proposal, request or inquiry, and (B) promptly upon receipt or delivery thereof, provide Parent with copies of all material documents and material communications relating to any such acquisition proposal or inquiry.

Xoom Board Recommendation

        Subject to the provisions described below, the Xoom board of directors will unanimously recommend that Xoom stockholders vote in favor of the adoption of the merger agreement at the special meeting (which we refer to as the board recommendation). The Xoom board of directors also agreed to include the board recommendation in this proxy statement. Subject to the provisions described below, the merger agreement provides that neither the Xoom board of directors nor any committee of the board will:

  •
  fail to make, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, in a manner adverse to Parent or Merger Sub, the board recommendation;

  •
  approve, endorse, adopt or recommend, or publicly propose to approve, endorse, adopt or recommend, any acquisition proposal or superior offer;

  •
  fail to recommend against acceptance of any tender offer or exchange offer for Xoom common stock within ten business days after the commencement of such offer;

  •
  agree or publicly propose to take any of the foregoing actions.

We refer to each of the foregoing actions as an adverse recommendation change.

        Notwithstanding anything to the contrary contained in the merger agreement, prior to the adoption of the merger agreement by Xoom stockholders, the Xoom board of directors, following receipt of and on account of a superior offer, may make an adverse recommendation change or terminate the merger agreement to enter into a definitive agreement with respect to such superior offer, but only if the Xoom board of directors determines in good faith, after having taken into account the advice of an independent financial advisor and the advice of its outside legal counsel, that the failure to make an adverse recommendation change would be inconsistent with its fiduciary duties under applicable law. In addition, the Xoom board of directors will not make an adverse recommendation change or terminate the merger agreement unless Xoom first takes the following actions:

  •
  Xoom provides written notice to Parent at least three business days in advance of its intention to take such action or actions with respect to a superior offer (which we refer to as the notice period);

  •
  Xoom attaches to such notice the most current version of the proposed agreement and a reasonably detailed summary of all material terms of the superior offer and the identity of the third party making the superior offer;

  •
  Xoom, during the notice period (to the extent requested by Parent), engages in good faith negotiations with Parent to make such adjustments in the terms and conditions of the merger agreement so that the acquisition proposal is no longer a superior offer (it being understood and agreed that in the event that if, after the commencement of the notice period, there is any material revision to the terms of the superior offer, the notice period will be extended to ensure that at least two business days remain in the notice period subsequent to the time that Xoom notifies Parent of any such material revision); and

  •
  Parent does not make within the notice period an offer that is determined by the Xoom board of directors in good faith, after taking into account the advice an independent financial advisor and its outside legal counsel, that such offer remains superior offer and that the failure to make an adverse recommendation change would be inconsistent with its fiduciary duties under applicable Delaware law.

        "Superior offer" means a bona fide, written acquisition proposal that was not obtained or made as a result of a breach of the non-solicitation or special meeting of the Xoom stockholders provisions of the merger agreement, made by a third party, that, if consummated, would result in such third party (or, in the case of a direct merger between such third party or any subsidiary of such third party and Xoom, the stockholder of such third party) owning, directly or indirectly, more than 50% of the outstanding shares of Xoom common stock, or 50% or more of the consolidated net revenues, net income or assets of Xoom and its subsidiaries, and which acquisition proposal the Xoom board of directors determines in good faith, after considering the advice of its outside legal counsel and an independent financial advisor, and after taking into account all financial, legal, regulatory, and other aspects of such acquisition proposal (including the financing terms and the ability of such third party to finance such acquisition proposal), is more favorable to Xoom stockholders (other than Parent and its affiliates) from a financial point of view than as provided in the merger agreement (including any changes to the terms of the merger agreement proposed by Parent in response to such superior offer pursuant to and in accordance with the merger agreement).

        Notwithstanding anything to the contrary contained in the merger agreement, the Xoom board of directors also may, in response to a material event, development or change in circumstances (other than an acquisition proposal occurring or arising after the date of the merger agreement) that was not known to the Xoom board of directors nor reasonably foreseeable by the Xoom board of directors as of or prior to the date of the merger agreement (and not relating in any way to any acquisition proposal) (which we collectively refer to as an intervening event), make an adverse recommendation change if:

  •
  the Xoom board of directors determines in good faith, after taking into account the advice an independent financial advisor and its outside legal counsel, that such offer remains superior offer and that the failure to make an adverse recommendation change would be inconsistent with its fiduciary duties under applicable Delaware law;

  •
  at least three business days prior to such adverse recommendation change, Xoom provides Parent written notice advising Parent that the Xoom board of directors intends to take such action and specifying the facts underlying the determination that an intervening event has occurred, and the reasons for the adverse recommendation change, in reasonable detail; and

  •
  during the three business day period, if requested by Parent, Xoom negotiates in good faith with Parent to amend the merger agreement in such a manner that prevents the need for an adverse recommendation change as a result of the intervening event.

        Notwithstanding the provisions described above, the merger agreement does not prohibit the Xoom board of directors from complying with Rule 14d-9 and Rule 14e-2(a) under the Exchange Act with regard to an acquisition proposal; provided that such disclosure (other than a "stop, look and listen" communication or any express rejection of any applicable acquisition proposal) will constitute an adverse recommendation change.

Xoom Equity-Based Awards

        Prior to the effective time of the merger, Xoom will cause each Xoom stock option that is vested, outstanding and unexercised immediately prior to the effective time (including all Xoom stock options that vest upon and contingent on the merger) (which we refer to as a vested company option) to be cancelled, terminated and extinguished as of the effective time, and upon the cancellation thereof the holder of each such vested company option will be granted the right to receive, in respect of each share of Xoom common stock subject to such vested company option immediately prior to such cancellation, an amount (subject to any applicable withholding tax) in cash equal to: (i) $25.00; minus (ii) the exercise price per share of Xoom common stock subject to such Xoom stock option (it being understood that, if the exercise price payable in respect of a share of Xoom common stock subject to any such Xoom stock option equals or exceeds $25.00, then the amount payable with respect to such Xoom stock option will be zero). Each holder of a vested company option cancelled will cease to have any rights with respect thereto, except the right to receive the cash consideration (if any) specified in the merger agreement, without interest.

        Prior to the effective time of the merger, Xoom will cause each Xoom stock option that is outstanding and unvested immediately prior to the effective time, and with respect to which the exercise price payable in respect of a share of Xoom common stock subject to such Xoom stock option exceeds $25.00 (which we refer to as an underwater unvested company option) to be fully vested and exercisable and each such vested underwater unvested company option that is not exercised as of the effective time will be cancelled, terminated and extinguished as of the effective time without any payment to the holder of such underwater unvested company option. Each holder of an underwater unvested company option that is cancelled will cease to have any rights with respect thereto.

        At the effective time of the merger, each Xoom stock option that is outstanding and unvested immediately prior to the effective time, and with respect to which $25.00 equals or exceeds the exercise price payable in respect of a share of Xoom common stock subject to such Xoom stock option (which we refer to as an in-the-money unvested company option), will be converted into and become an option to purchase shares of Holdings common stock. All rights with respect to Xoom common stock under in-the-money unvested company options assumed or replaced by Holdings will thereupon be converted into options with respect to Holdings common stock. Accordingly, from and after the effective time: (A) each in-the-money unvested option assumed or replaced by Holdings may be exercised solely for shares of Holdings common stock; (B) the number of shares of Holdings common stock subject to each in-the-money unvested company option assumed or replaced by Holdings will be determined by multiplying the number of shares of Xoom common stock that were subject to such in-the-money unvested company option immediately prior to the effective time by the conversion ratio (as defined below), and rounding the resulting number down to the nearest whole number of shares of Holdings common stock; (C) the per share exercise price for the Holdings common stock issuable upon exercise of each in-the-money unvested company option assumed or replaced by Holdings will be determined by dividing the per share exercise price of Xoom common stock subject to such in-the-money unvested company option, as in effect immediately prior to the effective time, by the conversion ratio, and rounding the resulting exercise price up to the nearest whole cent; and (D) subject to the terms of the stock option agreement by which such in-the-money unvested company option is evidenced, any restriction on the exercise of any in-the-money unvested company option assumed or replaced by Holdings will continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such in-the-money unvested company option will otherwise remain unchanged as a result of the assumption or replacement of such in-the-money unvested company option. The conversion ratio will be equal to the fraction having a numerator equal to $25.00 and having a denominator equal to the average of the closing sale prices of a share of Holdings common stock as reported on NASDAQ for each of the 10 consecutive trading days immediately preceding the closing date of the merger.

        At the effective time of the merger, each Xoom restricted stock unit and Xoom performance share award that is outstanding and unvested immediately prior to the effective time will be converted into and become a right to be issued Holdings common stock; provided that, in accordance with the terms of the applicable agreement that was in place prior to the merger, the performance conditions applicable to any such award will be deemed satisfied at the target level specified in the Xoom equity plan or the terms of the applicable award agreement. All rights with respect to Xoom common stock under Xoom restricted stock units or Xoom performance share awards assumed or replaced by Holdings will thereupon be converted into rights to be issued Holdings common stock upon settlement of such assumed or replaced Xoom restricted stock units or Xoom performance share awards. Accordingly, from and after the effective time: (A) each Xoom restricted stock unit or Xoom performance share award assumed or replaced by Holdings will represent a right to be issued solely shares of Holdings common stock upon settlement thereof; (B) the number of shares of Holdings common stock subject to each Xoom restricted stock unit or Xoom performance share award assumed or replaced by Holdings will be determined by multiplying the number of shares of Xoom common stock that were subject to such Xoom restricted stock unit or Xoom performance share award immediately prior to the effective time by the conversion ratio, and rounding the resulting number down to the nearest whole number of shares of Holdings common stock; and (C) subject to the terms of the award agreement by which such Xoom restricted stock unit or Xoom performance share award is evidenced, any restriction on the issuance of shares under any Xoom restricted stock unit or Xoom performance share award assumed or replaced by Holdings will continue in full force and effect and the term, vesting schedule and other provisions of such Xoom restricted stock unit or Xoom performance share award will otherwise remain unchanged as a result of the assumption or replacement of such Xoom restricted stock unit or Xoom performance share award.

        Parent will cause to be filed with the SEC, no later than 20 business days after the effective time of the merger, a registration statement on Form S-8 relating to the shares of Holdings common stock issuable with respect to the assumed and replaced in-the-money unvested company options and outstanding unvested Xoom restricted stock unit and Xoom performance share awards.

        At the effective time of the merger, if Holdings so elects, Holdings may assume any or all of the Xoom equity plans or merge any such Xoom equity plan into any equity incentive plan of Holdings.

        Prior to the effective time of the merger, Xoom will take all action that may be necessary to effectuate the treatment of the Xoom equity awards as set forth in the merger agreement and to ensure that, from and after the effective time, holders of Xoom equity awards have no rights with respect thereto other than those specifically set forth in the merger agreement.

Xoom Employee Compensation and Benefits

        Employee Benefits and Service Credit.    If Parent and Holdings elect not to maintain the Surviving Corporation's health, vacation or 401(k) plans after the effective time of the merger, then, subject to any necessary transition period and subject to any applicable Parent or Holdings plan provisions, contractual requirements or legal requirements: (i) all employees of Xoom or its subsidiaries who continue employment with Parent, the surviving corporation or any subsidiary of the surviving corporation after the effective time (which we refer to as continuing employees) will be eligible to participate in Parent's or Holdings' health, vacation and 401(k) plans, to substantially the same extent as similarly situated employees of Parent; and (ii) for purposes of determining a continuing employee's eligibility to participate in such plans (other than any sabbatical program), such continuing employee will receive credit under such plans (other than any sabbatical program) for his or her years of continuous service with Xoom or its subsidiaries prior to the effective time of the merger.

        For a period commencing upon the effective time of the merger and continuing through December 31, 2016, Parent will provide to the continuing employees total compensation and benefits that in the aggregate are substantially comparable to the compensation and benefits provided by Parent to other similarly situated employees of Parent.

        401(k) Plans.    Unless otherwise requested by Parent in writing at least five business days prior to the closing date of the merger, Xoom will take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the day prior to the date on which the merger becomes effective, any Xoom employee plan that contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code (a "Company 401(k) Plan"). If Xoom is required to terminate any Company 401(k) Plan, then Xoom will provide to Parent prior to the closing date of the merger written evidence of the adoption by the Xoom board of directors of resolutions authorizing the termination of such Company 401(k) Plan. If the distributions of assets from the trust of any Company 401(k) Plan that is terminated are reasonably anticipated to cause or result in liquidation charges, surrender charges or other fees to be imposed upon the account of any participant or beneficiary of such Company 401(k) Plan or upon Xoom or any participating employer, then Xoom will take such actions as are necessary to estimate the amount of such charges or other fees and provide its estimate of that amount in writing to Parent at least three business days prior to the closing date of the merger.

Other Covenants and Agreements

        Access and Investigation.    From the date of the merger agreement until the effective time of the merger, subject to certain exceptions described in the merger agreement, Xoom has agreed to give Parent and its representatives reasonable access to Xoom's representatives, directors, officers and employees, assets, and to all existing books, records, tax returns, work papers and other information relating to Xoom and its subsidiaries during normal business hours and promptly furnish to Parent and its representatives such financial, operating and other data and other information as they may reasonably request. Additionally, during the period following the execution of the merger agreement until the effective time of the merger, Xoom shall permit Parent's senior officers to meet, upon reasonable notice and during normal business hours, with the chief financial officer, the interim chief financial officer and other officers of Xoom responsible for Xoom's financial statements and the internal controls of Xoom and its subsidiaries to discuss such matters as Parent may deem necessary or appropriate in order to enable Parent to satisfy its obligations under the Sarbanes-Oxley Act and all other applicable legal requirements. Without limiting the generality of any of the foregoing, but subject to applicable United States and foreign antitrust and competition laws, during the period following the execution of the merger agreement until the effective time of the merger, Xoom shall promptly provide Parent with copies of: (i) all material operating and financial reports prepared by Xoom for Xoom's senior management, including: (A) copies of the unaudited monthly consolidated balance sheets of Xoom and the related unaudited monthly consolidated statements of operations, statements of stockholders' equity and statements of cash flows; and (B) copies of any sales forecasts, marketing plans, development plans, discount reports, write-off reports, hiring reports, capital expenditure reports and certain other financial information; and (ii) any written materials or communications sent by or on behalf of the Company to its stockholders not otherwise publicly available.

        State Takeover Laws.    If any "control share acquisition," "fair price," "moratorium" or other anti-takeover laws or regulations enacted under state, federal or foreign laws becomes or is deemed to be applicable to Xoom, Parent, Merger Sub, the merger, the voting and support agreements or any other transaction contemplated by the merger agreement, then the Xoom board of directors has agreed to grant such approvals and take such actions as are necessary so that the transactions contemplated by the merger agreement may be consummated as promptly as practicable on the terms contemplated by the merger agreement and otherwise to render such statutes inapplicable.

        Public Announcements.    Parent and Xoom will consult with each other before issuing any press release or making any other public statement, or scheduling a press conference or conference call with investors or analysts, with respect to the merger agreement or the transactions contemplated hereby. However, either party may, without consulting the other party, make a public disclosure if (i) such public disclosure is consistent with such party's prior public disclosures that were made after consultation with the other party; or (ii) it is not reasonably practicable to allow the other party time to comment on such public disclosure in advance of issuance, if the public disclosure is required by applicable legal requirement, court process or by obligations pursuant to any listing agreement with any national securities exchange or securities quotation system. Parent has no obligation to consult Xoom prior to regularly scheduled earnings calls. Xoom is not required to consult with Parent before issuing any press release or making any other public statement with respect to an adverse change recommendation or with respect to its receipt and consideration of any acquisition proposal.

        Litigation.    Xoom has agreed to give Parent the opportunity to participate in the defense of any proceeding against Xoom and/or its directors and officers relating to the transactions contemplated by the merger agreement. Xoom has also agreed that it will obtain the prior written consent of Parent prior to settling or satisfying any such proceeding.

Commercially Reasonable Efforts

        Each party will use commercially reasonable efforts to file, as soon as practicable after the date of the merger agreement, all notices, reports and other documents required to be filed by such party with any governmental body with respect to the merger and to submit promptly any additional information requested by any such governmental body. Xoom and Parent will, within ten business days after the date of the merger agreement, prepare and file or cause to be prepared and filed: (1) the notification and report forms required to be filed under the HSR Act; and (2) any notification or other document required to be filed in connection with the merger under any applicable foreign legal Requirement relating to antitrust or competition matters. Xoom and Parent will respond as promptly as practicable to: (A) any inquiries or requests received from the Federal Trade Commission (which we refer to as the FTC) or the Antitrust Division of the United States Department of Justice (which we refer to as the Antitrust Division) for additional information or documentation; and (B) any inquiries or requests received from any state attorney general, foreign antitrust or competition authority or other governmental body in connection with antitrust or competition matters. At the request of Parent, Xoom will agree to divest, sell, dispose of, hold separate or otherwise take or commit to take any other action with respect to any of the businesses, product lines or assets of Xoom or its subsidiaries, provided that any such action is conditioned upon the closing of the merger.

        Parent and Xoom will use commercially reasonable efforts to take, or cause to be taken, all actions necessary or advisable to consummate the merger and make effective the other transactions contemplated by the merger agreement as soon as practicable after the date of the merger agreement. Parent and Xoom: (1) will make all filings and give all notices required to be made and given by such party or any of its subsidiaries in connection with the merger; (2) will use commercially reasonable efforts to obtain each consent required to be obtained by such party or any of its subsidiaries in connection with the merger or any of the other transactions contemplated by the merger agreement including any consents with state banking departments or similar agencies required in connection with a change of control of Xoom or its subsidiaries holding a money transmitter license; (3) will use commercially reasonable efforts to lift any restraint, injunction or other legal bar to the merger; and (4) will use commercially reasonable efforts to promptly take, all reasonable actions and steps requested or required by a governmental body as a condition to granting any consent, permit, authorization, waiver, clearance and approval, to cause the prompt expiration or termination of any applicable waiting period and to resolve such objections, if any, of the FTC, the Antitrust Division or any other governmental body.

        With respect to the obligations to obtain a consent relating to a change of control of Xoom and its subsidiaries holding a money transmitter license, only after the later of (A) January 1, 2016 and (B) the time at which (1) all of the specified registrations have been obtained and (2) there are no more than ten states in the aggregate for which a consent is required but has not been obtained, Parent and Xoom agree to use commercially reasonable efforts to identify possible alternatives that eliminate the need to obtain any consent that has not yet been obtained, including: (x) to the extent feasible, ceasing operations of Xoom or its subsidiaries, as of the effective time of the merger, in the applicable jurisdiction and surrendering such money transmitter license as of the effective time of the merger in accordance with the money transmitter requirements in such jurisdiction, (y) entering into arrangements reasonably satisfactory to Parent with affiliates or third parties that possess the necessary licenses providing the ability to create agency relationships to enable Xoom or its subsidiaries to continue to provide services in the applicable jurisdiction, or (z) obtaining verbal or written assurances reasonably acceptable to Parent from the applicable governmental body that its consent is forthcoming and no adverse action related to the failure to obtain such consent will be taken against Xoom or Parent in connection with the continued conduct of the operations of Xoom or its subsidiaries in the applicable jurisdiction notwithstanding the pendency of any such consent (which we refer to as alternate arrangements). Each of Xoom and Parent agrees to use commercially reasonable efforts to cooperate with one another and implement and cause any alternate arrangements reasonably satisfactory to it to become effective as promptly as reasonably practicable in order to permit the effective time of the merger to occur as promptly as reasonably practicable.

        "Specified registrations" means all required notices, filings and consents for (i) the top ten states based on aggregate revenue for Xoom and its subsidiaries for the twelve months ended June 30, 2015 plus Ohio and (ii) states that, when aggregated with states for which no notice, filing or consent is required, represent more than 95% of the aggregate revenue for Xoom and its subsidiaries for the twelve months ended June 30, 2015.

        Xoom and Parent will use commercially reasonable efforts to (1) cooperate with each other in connection with any filing or submission with a governmental body in connection with the merger and in connection with any investigation or other inquiry by or before a governmental body relating to the merger, including any proceeding initiated by a private person, (2) keep the other party informed in all material respects and on a reasonably timely basis of any material communication received by such party from, or given by such party to, the FTC, the Antitrust Division or any other governmental body and of any material communication received or given in connection with any proceeding by a private party, in each case regarding the merger, (3) subject to applicable legal requirements relating to the exchange of information, and to the extent reasonably practicable, consult with the other party with respect to information relating to the other parties that appears in any filing made with, or written materials submitted to, any third person and/or any governmental body in connection with the merger and (4) to the extent permitted by the FTC, the Antitrust Division or such other applicable governmental body or other person, give the other party the opportunity to attend and participate in such meetings and conferences.

        Neither Parent, Holdings nor Merger Sub will have any obligation under the merger agreement: (1) to dispose of or transfer or cause any of its subsidiaries to dispose of or transfer any assets, or to commit to cause any of Xoom or its subsidiaries to dispose of or transfer any assets; (2) to discontinue or cause any of its subsidiaries to discontinue offering any product or service, or to commit to cause any of Xoom or its subsidiaries to discontinue offering any product or service; (3) to license or otherwise make available, or cause any of its subsidiaries to license or otherwise make available to any person any technology, software or other intellectual property or intellectual property right, or to commit to cause any of Xoom or its subsidiaries to license or otherwise make available to any person any technology, software or other intellectual property or intellectual property right; (4) to hold separate or cause any of its subsidiaries to hold separate any assets or operations (either before or after the closing date of the merger), or to commit to cause any of Xoom or its subsidiaries to hold separate any assets or operations; (5) to make or cause any of its subsidiaries to make any commitment, or to commit to cause any of Xoom or its subsidiaries to make any commitment (to any governmental body or otherwise) regarding its future operations or the future operations of any of Xoom or its subsidiaries, unless such commitment relates solely to Xoom or its subsidiaries and would not reasonably be expected to adversely affect in any material respect the benefits to Parent arising from the merger agreement or the ability of any of Xoom or its subsidiaries to operate their businesses in substantially the same manner as conducted prior to the date hereof; or (6) to contest any legal proceeding or any order, writ, injunction or decree relating to the merger or any of the other transactions contemplated by the merger agreement.

Conditions to the Merger

        The obligations of Parent and Merger Sub, on the one hand, and Xoom, on the other hand, to consummate the merger are subject to the satisfaction at or prior to the closing of the merger of the following conditions:

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  adoption of the merger agreement by an affirmative vote of the holders of a majority of the outstanding shares of Xoom common stock;

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  no temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the merger will have been issued by any court of competent jurisdiction or other governmental body and remain in effect;

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  no law or regulation will have been enacted or deemed applicable that makes the consummation of the merger illegal; and

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  the waiting period applicable to the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, which we refer to as the HSR Act, will have expired or been terminated.

        The obligations of Parent and Merger Sub to consummate the merger are subject to the satisfaction of other conditions, including the following:

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  the representations and warranties of Xoom made in the merger agreement, subject to certain exceptions including exceptions for certain specified representations and representations regarding the capitalization of Xoom, will be accurate in all respects when made and as of immediately prior to the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be accurate as of such specified date), except that any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to such inaccuracies (considered collectively and disregarding materiality and material adverse effect qualifiers) would not and would not reasonably be expected to have or result in a material adverse effect on Xoom;

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  Xoom will have complied with and performed, in all material respects, its covenants and obligations under the merger agreement that it is required to comply with or to perform at or prior to the consummation of the merger;

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  all consents (other than governmental authorizations) required to be made or obtained in connection with the merger and the other transactions contemplated by the merger agreement will have been made or obtained and will be in full force and effect, except where the failure to make or obtain such consents has not had, and would not reasonably be expected to have or result in a material adverse effect on Xoom;

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  the making of certain filings and the receipt of certain consents relating to Xoom's money transmitter licenses;

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  there will not have been any material adverse effect on Xoom and no event will have occurred or circumstance will exist that, in combination with any other events or circumstances, would reasonably be expected to have or result in a material adverse effect on Xoom; and

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  there will not be pending or threatened in writing any legal proceeding in which a governmental body is, or is threatened to, become a party or is otherwise involved, and neither Parent nor Xoom will have received any communication from any governmental body in which such governmental body indicates a material likelihood of commencing any legal proceeding or taking any other action: challenging or seeking to restrain or prohibit the consummation of the merger or any of the other transactions contemplated by the merger agreement; relating to the merger or any of the other transactions contemplated by the merger agreement and seeking to obtain from Parent or Xoom or any of its subsidiaries any damages or other relief that may be material to Parent or Xoom or any of its subsidiaries; seeking to prohibit or limit in any material respect Parent's ability to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the surviving corporation; that would reasonably be expected to materially and adversely affect the assets of Xoom and its subsidiaries, taken as a whole, or the business of Xoom and its subsidiaries, taken as a whole; seeking to compel any of Xoom or any of its subsidiaries, Parent or any of its subsidiaries to dispose of or hold separate any material assets as a result of the merger or any of the other transactions contemplated by the merger agreement; or seeking to impose (or that would reasonably be expected to result in the imposition of) any material liability or criminal sanctions on Xoom or any of its subsidiaries or any of the officers or directors of Xoom or any of its subsidiaries.

        The obligation of Xoom to consummate the merger is subject to the satisfaction of the additional following conditions:

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  the representations and warranties of Parent, Merger Sub and Holdings made in the merger agreement will be accurate in all material respects when made and as of immediately prior to the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be accurate in all material respects as of such specified date), except where the failure of such representations and warranties to be accurate (disregarding materiality or material adverse effect qualifications) would not reasonably be expected to have a material adverse effect on Parent's ability to consummate the merger; and

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  Parent and Merger Sub will have complied with and performed, in all material respects, their respective obligations and covenants under the merger agreement that they are required to comply with or perform at or prior to the consummation of the merger.

Termination of the Merger Agreement

        Xoom and Parent may terminate the merger agreement by mutual written consent at any time before the consummation of the merger, notwithstanding any approval of the merger agreement by Xoom stockholders. In addition, either Parent or Xoom may terminate the merger agreement at any time before the consummation of the merger if:

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  the merger has not been consummated on or before January 1, 2016 (which we refer to as the end date); however, if by the third business day prior to the end date (1) the conditions to the consummation of the merger by Parent and Merger Sub that are specific to Parent and Merger Sub have been satisfied or waived by Xoom, other than the expiration or termination of the applicable waiting period under the HSR Act and the making of certain filings and the receipt of certain consents relating to Xoom's money transmitter licenses and the obtainment of any affirmative approval of any governmental authority required under any applicable foreign antitrust or competition law, then Parent will be entitled to extend the end date by up to two 60-day periods, and (2) the conditions to the consummation of the merger by Xoom that are specific to Xoom have been satisfied or waived by Parent, other than the expiration or termination of the applicable waiting period under the HSR Act and the making of certain filings and the receipt of certain consents relating to Xoom's money transmitter licenses, then Xoom will be entitled to extend the end date by up to two 60-day periods, provided that such right to terminate the merger agreement will not be available to any party as a result of such party's failure to perform any covenant or obligation in the merger agreement required to be performed by such party at or prior to the effective time of the merger (such termination an "end date termination");

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  a court of competent jurisdiction or other governmental body has issued a final and nonappealable order, writ, injunction, judgment, ruling, award or decree or taken any other action having the effect of permanently enjoining or otherwise prohibiting the consummation of the merger, provided that such right to terminate the merger agreement will not be available to any party as a result of such party's breach of any representation, warranty, covenant or agreement in the merger agreement that has been the cause of, or resulted in, the issuance, promulgation, enforcement or entry of any such final and nonappealable order, decree, injunction or ruling; or

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  the special meeting has been held and completed and the adoption of the merger agreement by Xoom stockholders has not been obtained at the special meeting or at any adjournment or postponement of that meeting, provided that such right to terminate the merger agreement will not be available to any party if the failure to have the merger agreement adopted by the Xoom stockholders is attributable to a failure on the part of such party to perform any covenant or obligation in the merger agreement required to be performed by such party at or prior to the effective time of the merger (such termination a "non-adoption termination").

        Parent may also terminate the merger agreement if:

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  Xoom's board of directors or any committee thereof has effected an adverse recommendation change (as defined in the section entitled "—Xoom Board Recommendation"), Xoom failed to include the board of directors' recommendation in this proxy statement, Xoom's board of directors fails to reaffirm publicly the initial board recommendation for the adoption of the merger within ten business days after Parent requests in writing that the Xoom board of directors reaffirm such initial board recommendation publicly, a tender or exchange offer relating to shares of Xoom common stock is commenced and Xoom has not sent to its security holders, within ten business days after the commencement of such tender or exchange offer, a statement disclosing that Xoom recommends rejection of such tender or exchange offer and reaffirming the Xoom board of directors' initial recommendation for the adoption of the merger agreement, or Xoom, any of its subsidiaries or any representative of Xoom or any of its subsidiaries has materially breached its obligations under the non-solicitation provisions in the merger agreement (any such event a "triggering event" and such termination a "triggering event termination"); or

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  any of Xoom's representations or warranties contained in the merger agreement are inaccurate as of the date of the merger agreement or become inaccurate as of a date subsequent to the date of the merger agreement or any of Xoom's covenants or obligations contained in the merger agreement will have been breached, in either case, in such a manner that would result in any of the conditions to Parent's obligations to close not being satisfied; provided if such inaccuracy or breach is curable by Xoom prior to the end date and Xoom is continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach, then Parent may not terminate the merger agreement unless such inaccuracy or breach remains uncured for a period of 30 days commencing on the date Parent gives Xoom notice of such inaccuracy or breach (provided further that Parent's right to terminate the merger agreement will not be available to Parent if any of Parent, Holdings, or Merger Sub is in breach of any representation, warranty, covenant or agreement contained in the merger agreement in such a manner that would result in any of the conditions to Xoom's obligations to close not being satisfied) (such termination a "Xoom breach termination").

        Xoom may also terminate the merger agreement if:

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  prior to the adoption of the merger agreement by Xoom stockholders, in order to accept a superior offer and enter into a binding definitive agreement relating to such superior offer with a third party, if such superior offer has not resulted from a breach of the applicable terms of the merger agreement, if the Xoom board of directors, in compliance with the applicable terms of the merger agreement, has authorized Xoom to enter into a specified definitive acquisition agreement and Xoom enters into such binding definitive agreement and concurrently with the termination of the merger agreement pays the termination fee described in the section entitled "—Termination Fees and Expenses" (such termination a "superior offer termination"); or

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  any of Parent's representations or warranties in the merger agreement are inaccurate as of the date of the merger agreement or any of Parent's covenants or obligations in the merger agreement have been breached, in either case, in such a manner that would result in any of the conditions to Xoom's obligations to close not being satisfied; provided if such inaccuracy or breach is curable by Parent by the end date and Parent is continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach, then Xoom may not terminate the merger agreement unless such inaccuracy or breach remains uncured for a period of 30 days commencing on the date Xoom gives Parent notice of such inaccuracy or breach (provided further that such right of Xoom to terminate the merger agreement will not be available to Xoom if Xoom is in breach of any representation, warranty, covenant or agreement contained in the merger agreement in such a manner that would result in any of the conditions to Parent's obligations to close not being satisfied).

Termination Fees and Expenses

        If the merger agreement is terminated, it will be of no further force or effect without liability of any party to each other party to the merger agreement. No such termination will relieve any party of any liability for damages arising from any knowing or intentional breach of the merger agreement, any other agreement delivered in connection with the merger agreement or any fraud.

        Except as expressly set forth in the merger agreement, all costs and expenses incurred in connection with the merger agreement will be paid by the party incurring such costs and expenses; provided that Parent will pay all filing fees payable pursuant to the HSR Act or any applicable foreign antitrust or competition law.

        If the merger agreement is terminated:

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  (1) (a) by Parent or Xoom because of an end date termination or a non-adoption termination or (b) by Parent because of a Xoom breach termination, (2) at or prior to the time of the termination of the merger agreement, an acquisition proposal will have been disclosed publicly, announced, commenced, submitted or otherwise made and not irrevocably publicly withdrawn at least five business days prior to the termination of the merger agreement in the case of an end date termination or a Xoom breach termination or at least five business days prior to the special meeting and (3) within 12 months after the termination of the merger agreement, Xoom consummates an acquisition transaction or executes a definitive agreement contemplating an acquisition transaction (whether or not such definitive agreement or acquisition transaction relates to the acquisition proposal), provided that all percentages in the definition of acquisition proposal will be replaced with 50%, then Xoom will pay to Parent, contemporaneously with the consummation of or entry into a definitive agreement relating to such acquisition proposal, approximately $29.9 million in cash (which we refer to as the termination fee);

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  by Parent because of a triggering event termination or, following the occurrence of a triggering event, a non-adoption termination, then Xoom will pay to Parent, within two business days of such termination, the termination fee;

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  by Xoom because of a superior offer termination or, following the occurrence of a triggering event, a non-adoption termination, then Xoom will pay to Parent, at or prior to any such termination, the termination fee;

        Xoom acknowledged in the merger agreement that the covenants and obligations contained in the provisions regarding the termination fee are an integral part of the transactions contemplated by the merger agreement and that, without those covenants and obligations, Parent would not have entered into the merger agreement. If Xoom fails to pay the foregoing fees to Parent when due, Xoom will pay the costs and expenses (including fees and disbursements of counsel) in connection with the collection of such overdue amount and the enforcement by Parent of its rights, together with interest on the unpaid amount at the prime rate of Bank of America, N.A.

        Parent acknowledged in the merger agreement that the termination fee will be payable by Xoom on only one occasion.

Limited Guaranty

        Holdings has guaranteed the due and punctual payment and performance of certain specified obligations of Parent under the merger agreement.

Governing Law

        The merger agreement is governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

 THE VOTING AND SUPPORT AGREEMENTS

        The summary of the material provisions of the voting and support agreements below and elsewhere in this proxy statement is qualified in its entirety by reference to the form of voting and support agreement, a copy of which is attached to this proxy statement as Annex E and which we incorporate by reference into this document. This summary does not purport to be complete and may not contain all of the information about the voting and support agreements that is important to you. We encourage you to read the form of voting and support agreement carefully in its entirety.

        In connection with the execution of the merger agreement, our directors and executive officers, consisting of Roelof Botha, C. Richard Kramlich, Anne Mitchell, Kevin Hartz, Matthew Roberts, Murray Demo, Peter Killalea, Chris Shimojima, John Kunze, Ryno Blignaut, Julian King and Christopher Ferro, and certain entities affiliated with Sequoia Capital, entered into voting and support agreements with Parent (which we refer to collectively as the voting agreements) in their capacity as stockholders of Xoom. Approximately 17.9% of the outstanding Xoom shares on the record date for the special meeting are subject to the voting agreements.

        The following is a summary description of the voting agreements. The form of voting and support agreement is attached as Annex E to this proxy statement, and is incorporated into this proxy statement by reference.

        Each person who entered into a voting agreement with Parent agreed to vote his, her or its Xoom common stock at the special meeting:

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  in favor of (1) the adoption of the merger agreement and the terms thereof, (2) each of the other actions contemplated by the merger agreement and (3) any action in furtherance of any of the foregoing;

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  against any action or agreement that would to the knowledge of the stockholder result in a breach of any representation, warranty, covenant or obligation of Xoom in the merger agreement; and

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  against the following actions (other than the merger and the other transactions contemplated by any transaction documents): (1) any acquisition proposal or acquisition transaction; (2) any change in a majority of the board of directors of Xoom; (3) any amendment to Xoom's certificate of incorporation or bylaws; (4) any material change in the capitalization of Xoom or Xoom's corporate structure; and (5) any other action which is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the merger or any of the other transactions contemplated by the merger agreement.

Each such person also granted to Parent a proxy to vote his, her or its shares of Xoom common stock on any of the foregoing matters at the special meeting.

        The persons signing voting agreements have agreed that they will be bound by non-solicitation restrictions that are substantially similar to the non-solicitation provisions of the merger agreement described above under "The Merger Agreement—Non-Solicitation; Competing Acquisition Proposals." These persons further agreed to certain restrictions on the transfer of their Xoom shares and to waive and not exercise any rights of appraisal or rights to dissent from the merger to which they may be entitled under Delaware law.

        The voting agreements terminate upon the earlier of the effective time of the merger, the amendment or modification of the merger agreement without the prior written consent of the stockholder party to decrease the amount of per share merger consideration, or the termination of the merger agreement in accordance with its terms, including in the event that Xoom terminates the merger agreement in order to enter into a definitive agreement with a third party in respect of a superior offer.

 MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS WITH RESPECT TO THE MERGER

        The following is a summary of certain material United States federal income tax considerations applicable to our stockholders of the receipt of cash in exchange for shares of Xoom common stock pursuant to the merger. This summary is based upon the provisions of the Code, applicable United States Treasury Regulations, judicial authority and administrative rulings and practice, all as in effect on the date of this proxy statement. All of these authorities are subject to change, possibly on a retroactive basis and to differing interpretations, all of which could result in tax considerations different from those described below. This discussion assumes that the shares of Xoom common stock are held as capital assets within the meaning of Section 1221 of the Code by their beneficial owners. This discussion does not address all aspects of United States federal income taxation that may be relevant to a particular stockholder in light of such stockholder's unique investment circumstances, or to stockholders subject to special treatment under the United States federal income tax laws (for example, a bank, life insurance companies, or other financial institution; dealers or brokers in securities or currencies; a trader in securities that elects mark-to-market treatment; tax-exempt organizations; a retirement plan or other tax-deferred account; S-corporations, partnerships, or other pass-through entity; a mutual fund; a real estate investment trust or regulated investment company; a personal holding company; United States expatriates; controlled foreign corporations, passive foreign investment companies; a corporation that accumulates earnings to avoid U.S. federal income tax; "U.S. holders" (as defined below) whose functional currency is not the U.S. dollar; stockholders who hold shares of Xoom common stock as part of a hedging, "straddle," constructive sale, conversion or other risk-reduction strategy or integrated transaction; "non-U.S. holders" (as defined below) that own, or have owned, actually or constructively, more than 5% of Xoom common stock; or stockholders who acquired their shares of Xoom common stock through the exercise of employee stock options or other compensation arrangements or stockholders who receive cash pursuant to the exercise of appraisal rights). In addition, this discussion is general in nature and does not address any aspect of state, local, alternative minimum, estate, gift or non-United States taxation that may be applicable to a particular stockholder.

        Xoom stockholders should consult their own tax advisors to determine the particular tax consequences to them of the receipt of cash in exchange for shares of Xoom common stock pursuant to the merger (including the application and effect of any state, local or non-United States income and other tax laws).

        If a partnership (or an entity or arrangement taxable as a partnership for United States federal income tax purposes) holds shares of Xoom common stock, the tax treatment of a partner generally will depend on the status of the partner and activities of the partnership. If you are a partner of a partnership holding Xoom common stock, you should consult your own tax advisor.

        For purposes of this discussion, the term "U.S. holder" means a beneficial owner of Xoom common stock that is:

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  a citizen or individual resident of the United States;

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  a corporation, or other entity taxable as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States, any state in the United States, or the District of Columbia;

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  a trust if (1) a court within the United States is able to exercise primary supervision over the trust's administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

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  an estate that is subject to United States federal income tax on all of its income regardless of source.

        A "non-U.S. holder" is a beneficial owner (other than a partnership or other entity or arrangement taxable as a partnership for United States federal income tax purposes) of Xoom common stock that is not a U.S. holder.

U.S. Holders

        The receipt of cash in the merger generally will be a taxable transaction to U.S. holders for United States federal income tax purposes. Generally, a U.S. holder of shares of Xoom common stock will recognize gain or loss equal to the difference between the amount of cash received in the merger and such U.S. holder's adjusted tax basis in the shares of Xoom common stock converted into cash pursuant to the merger. Gain or loss will be determined separately for each block of shares (that is, shares acquired at the same cost in a single transaction) owned by a U.S. holder. If the shares of Xoom common stock have been held for more than one year at the effective time of the merger, the gain or loss generally will be long-term capital gain or loss, and will be short-term capital gain or loss if the shares have been held for one year or less. Long-term capital gains recognized by non-corporate U.S. holders may be subject to reduced tax rates. The deductibility of capital losses is subject to limitation.

        A 3.8% tax is imposed on the "net investment income" of certain individuals, trusts and estates if their income exceeds certain thresholds. In the case of an individual, the net investment income tax will be imposed on the lesser of (i) an individual's "net investment income" or (ii) the amount by which an individual's modified adjusted gross income exceeds $250,000 (if the individual is married and filing jointly or a surviving spouse), $125,000 (if the individual is married and filing separately) or $200,000 (in any other case). In the case of an estate or trust, the tax will be imposed on the lesser of (i) undistributed "net investment income" or (ii) the excess of adjusted gross income over the dollar amount at which the highest income tax bracket applicable to an estate or trust begins. For these purposes, "net investment income" generally will include any gain recognized on the receipt of the cash for shares of Xoom common stock in the merger.

        Information returns will be filed with the Internal Revenue Service ("IRS") in connection with payments to a U.S. holder pursuant to the merger, unless the U.S. holder is an exempt recipient. Under the United States federal income tax backup withholding rules, the paying agent generally will be required to withhold 28% of all payments to which a U.S. holder is entitled in the merger, unless the U.S. holder (1) is a corporation or comes within other exempt categories and demonstrates this fact or (2) provides its correct tax identification number (social security number, in the case of an individual, or employer identification number in the case of other stockholders), certifies under penalties of perjury that the number is correct, certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. Each U.S. holder should complete, sign and return to the paying agent for the merger the IRS Form W-9 that each stockholder will receive with the letter of transmittal following completion of the merger in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exception exists and is proved in a manner satisfactory to the paying agent. If a U.S. holder does not provide a correct tax identification number, the U.S. holder may be subject to penalties imposed by the IRS.

        Backup withholding is not an additional tax. Generally, any amounts withheld under the backup withholding rules described above may be credited against a U.S. holder's United States federal income tax liability, if any, or refunded by the IRS provided that the required information is furnished to the IRS in a timely manner. Each U.S. holder should consult its own tax advisors as to the qualifications for an exemption from backup withholding and the procedures for obtaining such exemption.

Non-U.S. Holders

        Any gain realized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to United States federal income tax unless:

  •
  the gain is effectively connected with a United States trade or business of such non-U.S. holder (and, if an applicable income tax treaty so provides, is also attributable to a permanent establishment in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be taxed at graduated United States federal income tax rates applicable to United States persons (as defined under the Code), and, if the non-U.S. holder is a foreign corporation, an additional branch profits tax may apply to its effectively connected earnings and profits for the taxable year at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty); or

  •
  the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder will be subject to a 30% tax on the non-U.S. holder's gain realized in the merger (unless an exception is provided under an applicable treaty), which may be offset by U.S. source capital losses of the non-U.S. holder, if any.

        A non-U.S. holder will be subject to information reporting, and, in certain circumstances, backup withholding may apply to the cash received pursuant to the merger, unless the non-U.S. holder certifies under penalties of perjury that it is a non-U.S. person (and the payor does not have actual knowledge or reason to know that the non-U.S. holder is a United States person as defined under the Code) or such non-U.S. holder otherwise establishes an exemption. To avoid backup withholding, non-U.S. holders generally must submit a properly executed IRS Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding" or other applicable IRS Form W-8. Backup withholding is not an additional tax. Generally, any amounts withheld under the backup withholding rules described above may be credited against a non-U.S. holder's United States federal income tax liability, if any, or refunded by the IRS provided that the required information is furnished to the IRS in a timely manner. Each non-U.S. holder should consult its own tax advisors as to the qualifications for an exemption from backup withholding and the procedures for obtaining such exemption.

        The foregoing discussion of certain material United States federal income tax consequences is not intended to be, and should not be construed as, legal or tax advice to any stockholder of Xoom common stock. You should consult your own tax advisors to determine the particular tax consequences to you (including the application and effect of any state, local or non-United States income and other tax laws) of the receipt of cash in exchange for shares of Xoom common stock pursuant to the merger.

 REGULATORY MATTERS

        Under the HSR Act and the rules promulgated under that Act by the Federal Trade Commission (which we refer to as the FTC), the transaction may not be completed until notifications have been given to the United States Department of Justice (which we refer to as the Antitrust Division) and the FTC and until the specified waiting period has been terminated or has expired. The initial waiting period is 30 days, but this period may be shortened if the reviewing agency grants "early termination" of the waiting period, or it may be lengthened if the reviewing agency determines that further investigation is required and issues a formal request, or "second request", for additional information and documentary material. Xoom and Parent each filed a Premerger Notification and Report Form with the U.S. antitrust authorities pursuant to the HSR Act on July 14, 2015 and July 15, 2015, respectively, and requested "early termination" of the waiting period. The applicable waiting period will expire on August 14, 2015 at 11:59 p.m., New York City time, unless otherwise terminated or extended by antitrust authorities.

        Xoom holds money transmitter licenses in 46 states, the District of Columbia, and Puerto Rico. The money transmission laws and regulations of some jurisdictions require that, prior to the acquisition of control of a licensee, the licensee and/or acquirer must notify the applicable regulatory authority, make certain filings with such regulatory authority, and/or obtain the approval of such regulatory authority. It is a condition to Parent's and Merger Sub's obligation to effect the merger that notices be provided to, filings be made with, and/or approvals be obtained from the applicable regulatory authority in certain jurisdictions. Xoom and Parent anticipate that notices will need to be provided to, filings will need to be made with, and/or approvals will need to be obtained from 39 jurisdictions.

        Under the merger agreement, Xoom and Parent are required to provide notices to and make filings with, and use commercially reasonable efforts to obtain the approval of, each regulatory authority as required for the acquisition of control of a licensee under the money transmission laws and regulations of the jurisdictions where Xoom holds money transmitter licenses. Xoom and Parent are in the process of providing such notices, making such filings, and obtaining such consents.

LITIGATION RELATED TO THE MERGER

        Between July 8, 2015 and July 16, 2015, four purported class action lawsuits were filed against Xoom and its directors, PayPal, Timer Acquisition Corp., and PayPal Holdings in connection with the proposed merger between Xoom and PayPal in the Delaware Chancery Court, captioned Booth Family Trust v. Xoom Corporation et al., C.A. No. 11263 (July 8, 2015), King v. Xoom Corporation et al., C.A. No. 11273 (July 9, 2015), Beverly v. Kunze et al., C.A. No. 11285 (July 13, 2015), and Torres v. Xoom Corporation et al., C.A. No. 11301 (July 16, 2015). On July 17, 2015, the Delaware Chancery Court issued an order consolidating all of the actions into one matter captioned In re Xoom Corporation Stockholder Litigation, Consolidated C.A. No. 11263-VCP (which we refer to as the consolidated action).

        On July 29, 2015, plaintiffs in the consolidated action filed a consolidated class action complaint against Xoom's directors, PayPal, PayPal Holdings, and Timer Acquisition Corp. The consolidated class action complaint alleges that Xoom's directors breached their fiduciary duties to Xoom's stockholders, and that the other defendants aided and abetted such breaches, by seeking to sell Xoom through an allegedly unfair process and for an unfair price and on unfair terms. In addition, the consolidated class action complaint alleges that Xoom's directors breached their fiduciary duties with respect to the contents of the Preliminary Proxy Statement filed with the SEC on July 21, 2015. The consolidated class action complaint seeks, among other things, equitable relief that would enjoin the consummation of the proposed merger, rescission of the merger agreement (to the extent it has already been implemented) or rescissory damages, an order directing the Xoom directors to account for alleged damages suffered by the plaintiffs and the purported class as a result of the Xoom directors' alleged wrongdoing, and attorneys' fees and costs. On August 5, 2015, plaintiffs in the consolidated action filed a motion for expedited proceedings, seeking certain discovery on an expedited basis, and a motion for a preliminary injunction barring defendants from taking any action to consummate the proposed merger. The defendants believe that the consolidated class action complaint and the motions for expedited proceedings and a preliminary injunction are entirely without merit and intend to defend against the consolidated class action complaint and the motions for expedited proceedings and a preliminary injunction vigorously.

 APPRAISAL RIGHTS

        Under Section 262 of the DGCL, any holder of Xoom common stock who does not wish to accept the merger consideration may elect to exercise appraisal rights in lieu of receiving the merger consideration. A stockholder who exercises appraisal rights may petition the Delaware Court of Chancery to determine the "fair value" of his, her or its shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, and receive payment of fair value in cash, together with a fair rate of interest, if any. However, the stockholder must comply with the provisions of Section 262 of the DGCL.

        The following discussion is a summary of the law pertaining to appraisal rights under the DGCL. The full text of Section 262 of the DGCL is attached to this proxy statement as Annex D. All references in Section 262 of the DGCL to a "stockholder" and in this summary to a "stockholder" are to the record holder of the shares of Xoom common stock.

        Under Section 262 of the DGCL, when a merger is submitted for approval at a meeting of stockholders, as in the case of the merger agreement, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement constitutes such notice, and the applicable statutory provisions are attached to this proxy statement as Annex D. This summary of appraisal rights is not a complete summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the text of Section 262 of the DGCL attached as Annex D. Any holder of Xoom common stock, who wishes to exercise appraisal rights or who wishes to preserve the right to do so, should review the following discussion and Annex D carefully. Failure to comply with the procedures of Section 262 of the DGCL in a timely and proper manner will result in the loss of appraisal rights. If you lose your appraisal rights, you will be entitled to receive the merger consideration described in the merger agreement.

        Stockholders wishing to exercise the right to seek an appraisal of their shares must do ALL of the following:

  •
  The stockholder must deliver to Xoom a written demand for appraisal before the vote on the merger agreement at the special meeting.

  •
  The stockholder must not vote in favor of the proposal to approve the merger agreement. Because a proxy that does not contain voting instructions will, unless revoked, be voted in favor of the proposal, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the proposal or vote to abstain.

  •
  The stockholder must continuously hold the shares from the date of making the demand through the effective time of the merger. A stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time of the merger.

  •
  The stockholder must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of the shares within 120 days after the effective time of the merger. The surviving corporation is under no obligation to file any petition and has no intention of doing so.

        Neither voting, in person or by proxy, against, abstaining from voting on nor failing to vote on the proposal to approve the merger agreement will constitute a written demand for appraisal as required by Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote, however, a holder of record of Xoom common stock need not vote against the merger agreement in order to exercise the right to seek an appraisal.

        Only a holder of record of shares of Xoom common stock issued and outstanding immediately prior to the effective time of the merger may assert appraisal rights for the shares of stock registered in that holder's name. A demand for appraisal must be executed by or on behalf of the stockholder of record, fully and correctly, as the stockholder's name appears on the stock certificates. The demand must reasonably inform Xoom of the identity of the stockholder and that the stockholder intends to demand appraisal of his, her or its Xoom common stock.

        STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BROKERS OR NOMINEES TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

        A stockholder who elects to exercise appraisal rights under Section 262 of the DGCL should mail or deliver a written demand to:

Xoom Corporation
425 Market Street, 12th Floor
San Francisco, California 94105
Attention: Secretary

        If the merger is completed, Xoom will give written notice of the effective time of the merger within 10 days after such effective time to each former Xoom stockholder who did not vote in favor of the merger agreement and who made a written demand for appraisal in accordance with Section 262 of the DGCL. Within 120 days after the effective time of the merger, but not later, either the surviving corporation or any dissenting stockholder who has complied with the requirements of Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Xoom common stock held by all dissenting stockholders. A person who is the beneficial owner of shares of Xoom common stock held in a voting trust or by a nominee on behalf of such person may, in such person's own name, file the petition described in the previous sentence. The surviving corporation is under no obligation to file any petition and has no intention of doing so. Stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

        Within 120 days after the effective time of the merger, any stockholder who has complied with the provisions of Section 262 of the DGCL to that point in time may receive from the surviving corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the merger agreement and with respect to which Xoom has received demands for appraisal, and the aggregate number of holders of those shares. A person who is the beneficial owner of shares of Xoom common stock held in a voting trust or by a nominee on behalf of such person may, in such person's own name, request from the corporation the statement described in the previous sentence. The surviving corporation must mail this statement to the stockholder within the later of 10 days of receipt of the request or 10 days after expiration of the period for delivery of demands for appraisal.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. After notice to dissenting stockholders who demanded appraisal of their shares, the

Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided by such section.

        The Delaware Court of Chancery may require the stockholders demanding appraisal who hold certificated shares to submit their stock certificates to the court for notation of the pendency of the appraisal proceedings. If the stockholder fails to comply with the court's direction, the court may dismiss the proceeding as to the stockholder.

        The Delaware Court of Chancery will thereafter determine the fair value of the shares of Xoom common stock held by dissenting stockholders, exclusive of any element of value arising from the accomplishment or expectation of the merger, but together with the interest if any, to be paid on the amount determined to be fair value. Such interest rate will be calculated as of effective date of the merger through the date of payment of the judgment, compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge), unless good cause is shown for the Delaware Court of Chancery to use discretion and calculate the interest rate otherwise.

        In determining the fair value, the Delaware Court of Chancery will take into account all relevant factors. The Delaware Supreme Court has stated that "proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, in cases of unfair dealing, may or may not be a dissenter's exclusive remedy. The Delaware Court of Chancery may determine the fair value to be more than, less than or equal to the consideration that the dissenting stockholder would otherwise receive under the merger agreement. If no party files a petition for appraisal in a timely manner, then stockholders will lose the right to an appraisal, and will instead receive the merger consideration described in the merger agreement.

        The Delaware Court of Chancery will determine the costs of the appraisal proceeding and will allocate those costs to the parties as the Delaware Court of Chancery determines to be equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

        The fair value of the Xoom common stock as determined under Section 262 of the DGCL could be greater than, the same as, or less than the merger consideration. An opinion of an investment banking firm as to the fairness, from a financial point of view, of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262 of the DGCL.

        Any stockholder who has duly demanded an appraisal in compliance with Section 262 of the DGCL may not, after the effective time of the merger, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares, except dividends or other distributions payable to holders of record of shares as of a record date prior to the effective time of the merger.

        If no petition for appraisal is filed within 120 days after the effective date of the merger, or if a stockholder delivers a written withdrawal of the stockholder's demand for appraisal and an acceptance of the merger within 60 days after the effective date of the merger, then the right of the stockholder to appraisal will cease. Any attempt to withdraw made more than 60 days after the effective time of the merger will require written approval of the surviving corporation, and no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, and may be conditioned on such terms as the Delaware Court of

Chancery deems just. If the stockholder fails to perfect, successfully withdraws or loses the appraisal right, the stockholder's shares will be converted into the right to receive the merger consideration.

        FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTION 262 OF THE DGCL FOR PERFECTING APPRAISAL RIGHTS MAY RESULT IN THE LOSS OF APPRAISAL RIGHTS. IN THAT EVENT, YOU WILL BE ENTITLED TO RECEIVE THE MERGER CONSIDERATION FOR YOUR DISSENTING SHARES IN ACCORDANCE WITH THE MERGER AGREEMENT. IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF SECTION 262 OF THE DGCL, IF YOU ARE A XOOM STOCKHOLDER AND ARE CONSIDERING EXERCISING YOUR APPRAISAL RIGHTS UNDER THE DGCL, YOU SHOULD CONSULT YOUR OWN LEGAL ADVISOR.

 CURRENT MARKET PRICE OF COMMON STOCK

        Xoom common stock has been listed on the NASDAQ Global Select Market under the trading symbol "XOOM" since February 15, 2013. The following table sets forth the high and low closing prices of Xoom common stock, as reported by the NASDAQ Global Select Market, for each of the periods listed.

	Common Stock
	High	Low
Fiscal Year Ended December 31, 2013
First Quarter	$25.49	$20.34
Second Quarter	$23.23	$17.92
Third Quarter	$35.27	$22.72
Fourth Quarter	$35.08	$24.12
Fiscal Year Ending December 31, 2014
First Quarter	$29.31	$19.02
Second Quarter	$26.87	$17.05
Third Quarter	$27.60	$21.10
Fourth Quarter	$22.78	$13.79
Fiscal Year Ending December 31, 2015
First Quarter	$17.33	$14.35
Second Quarter	$22.50	$14.09
Third Quarter (through August 6, 2015)	$25.33	$20.70

        The following table sets forth the closing sale prices per share of Xoom common stock, as reported on the NASDAQ Global Select Market on June 30, 2015, the last full trading day before the public announcement of the proposed merger, and on August 6, 2015, the latest practicable date before the printing of this proxy statement:

June 30, 2015	$21.06
August 6, 2015	$24.78

        If the merger is consummated, each share of Xoom common stock will be converted into the right to receive $25.00 in cash, without interest and less any applicable withholding taxes, and Xoom common stock will be removed from quotation on the NASDAQ Global Select Market and there will be no further public market for shares of Xoom common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of July 31, 2015, for:

  •
  each person known by us to be the beneficial owner of more than 5% of our common stock;

  •
  our Named Executive Officers;

  •
  each of our directors; and

  •
  all executive officers and directors as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

        The table lists applicable percentage ownership based on 39,311,305 shares of common stock outstanding as of July 31, 2015. Options to purchase shares of our common stock that are exercisable within 60 days of July 31, 2015 and restricted stock units vesting within 60 days of July 31, 2015, are deemed to be beneficially owned by the persons holding these options or restricted stock units for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person's ownership percentage. Unless otherwise indicated, the address for each beneficial owner is c/o Xoom Corporation, 425 Market Street, 12th Floor, San Francisco, CA 94105.

	Shares Beneficially Owned(1)
Name of Beneficial Owner	Number of Shares of Common Stock	Percent of Class (%)
5% Stockholders:
Entities Affiliated with Teton Capital Partners(2)	1,897,323	4.8
Entities Affiliated with Capital World Investors(3)	3,875,805	10.0
Entities Affiliated with Capital International Investors(4)	2,840,183	7.2
Entities Affiliated with Marathon Partners(5)	2,365,800	6.0
Entities Affiliated with Sequoia Capital(6)	5,741,552	14.6
Entities Affiliated with T. Rowe Price(7)	6,482,980	16.5
Directors and Executive Officers:
John Kunze(8)	1,620,028	4.0
Ryno Blignaut(9)	349,038	*
Julian King(10)	408,144	1.0
Christopher G. Ferro(11)	264,915	*
Roelof Frederik Botha(12)	100,430	*
Tom Killalea(13)	—	*
Murray J. Demo(14)	164,485	*
Kevin E. Hartz(15)	1,117,891	2.8
C. Richard Kramlich(16)	77,669	*
Anne Mitchell(17)	27,544	*
Chris Shimojima(18)	—	*
Matthew Roberts(19)	161,306	*
All directors and executive officers as a group (12 persons)(20)	4,291,450	10.7

*
Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
Based upon a Schedule 13D filed on July 10, 2015, Holdings may be deemed to have beneficial ownership of 7,050,802 shares of Xoom common stock as a result of the execution of the voting agreements described in the section entitled "The Voting and Support Agreements." According to the Schedule 13D, Holdings disclaims any beneficial ownership of these shares.

(2)
These securities are held by Teton Capital Partners, L.P. (the "Fund"). Ancient Art, L.P. ("Ancient Art") is the investment manager to the Fund. Whitney, L.P. ("Whitney") is the general partner of the Fund. Trango II, L.L.C. ("Trango") is the general partner of both Ancient Art and Whitney. Quincy J. Lee is the principal of Trango. The Fund has sole voting and dispositive power with respect to the securities described herein. Ancient Art, Whitney, Trango and Mr. Lee share voting and dispositive power with respect to the securities described herein. Each of the Fund, Ancient Art, Whitney, Trango and Mr. Lee may be deemed to beneficially own the securities described herein; however, each of Ancient Art, Whitney, Trango and Mr. Lee disclaim such beneficial ownership except to the extent of their pecuniary interest therein. The principal address of each of Mr. Lee, the Fund, Ancient Art, Whitney and Trango is 500 West 5th Street, Suite 1110, Austin, Texas 78701. The information set forth in this footnote is derived from information provided to us by Ancient Art and from a Schedule 13D filed jointly by Mr. Lee, the Fund, Ancient Art, Whitney and Trango on June 12, 2015.

(3)
Capital World Investors, a division of Capital Research and Management Company ("CRMC"), is deemed to be the beneficial owner of the securities as a result of CRMC acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. CRMC manages equity assets for various investment companies through three divisions, Capital Research Global Investors, Capital International Investors and Capital World Investors. These divisions generally function separately from each other with respect to investment research activities and make investment decisions and proxy voting decisions for the investment companies on a separate basis. Capital World Investors does not own the securities for its own account. Rather, the securities are owned by accounts under the discretionary investment management of Capital World Investors. The principal address of Capital World Investors is 333 South Hope Street, Los Angeles, CA 90071. The information set forth in this footnote is derived from information provided to us by Capital World Investors and from a Schedule 13G filed by Capital World Investors on April 10, 2015.

(4)
These securities are held by Capital International Investors, a division of Capital Research and Management Company ("CRMC"). Capital International Investors, along with the following subsidiaries of CRMC, each provide investment management services, share investment and proxy voting decision making and collectively report beneficial ownership under the name Capital International Investors: Capital Guardian Trust Company, Capital International Limited, Capital International Sarl, Capital International K.K. and Capital International, Inc. (together, the "CRMC Subsidiaries"). Neither Capital International Investors nor any of its constituent companies own the securities for its own account. Rather, the securities are owned by accounts under the discretionary investment management of one or more of the CRMC Subsidiaries. For purposes of the reporting requirements of the Exchange Act, Capital International Investors may be deemed to be the beneficial owner of the securities described herein; however, Capital International Investors expressly disclaims any such beneficial ownership. The principal address of Capital International Investors is 333 South Hope Street, Los Angeles, CA 90071. The information set forth in this footnote is derived from information provided to us by Capital International Investors and from a Schedule 13G filed by Capital International Investors on February 13, 2015.

(5)
Marathon Partners Equity Management, LLC ("Marathon Management") is the general partner of Marathon Partners L.P. ("Marathon Partners"). Mario Cibelli is managing member of Marathon Management. Some of the securities which are beneficially owned by Marathon Management and Mr. Cibelli, are owned by advisory clients of Marathon Management. Mr. Cibelli has sole voting and dispositive power with respect to 15,800 of the securities. Marathon Management, Marathon Partners and Mr. Cibelli share voting and dispositive power with respect to 2,075,000 of the securities. Marathon Management and Mr. Cibelli share voting and dispositive power with respect to 2,350,000 of the securities. Each of Marathon Partners, Marathon Management and Mr. Cibelli

  may be deemed to be the beneficial owner of the securities described herein; however, Mr. Cibelli disclaims such beneficial ownership except to the extent of his pecuniary interest therein. The principal address of each of Mr. Cibelli, Marathon Partners and Marathon Management is One Grand Central Place, 60 East 42nd Street, Suite 2306, New York, New York 10165. The information set forth in this footnote is derived from a Schedule 13G filed jointly by Mr. Cibelli, Marathon Partners and Marathon Management on February 6, 2015.

(6)
Includes (i) 5,036,306 shares held by Sequoia Capital XI, LP (ii) 545,439 shares held by Sequoia Capital XI Principals Fund, LLC and (iii) 159,807 shares held by Sequoia Technology Partners XI, LP (collectively, the Sequoia Capital Funds). SC XI Management, LLC is the general partner of Sequoia Capital XI, LP and Sequoia Technology Partners XI, LP and is the managing member of Sequoia Capital XI Principals Fund, LLC. The managing members of SC XI Management, LLC are Michael Goguen, Douglas Leone, and Michael Moritz. As a result, and by virtue of the relationships described in this footnote, each of the managing members of SC XI Management, LLC may be deemed to share beneficial ownership of the shares held by the Sequoia Capital Funds. Such individuals expressly disclaim any such beneficial ownership. The address of each of the entities identified in this footnote is 2800 Sand Hill Road, Suite 101, Menlo Park, California 94025. The information set forth in this footnote is derived from information provided to us by the Sequoia Capital Funds.

(7)
These securities are owned by various individuals and institutional investors including certain T. Rowe Price mutual funds and institutional clients advised by T. Rowe Price Associates, Inc. (Price Associates) which held, in the aggregate 6,482,980 shares of common stock, for which Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates may be deemed to be the beneficial owner of all of the securities listed herein; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group, Inc., which is a publicly-traded financial services holding company. The principal address of Price Associates is 100 East Pratt Street, Baltimore, Maryland 21202. The information set forth in this footnote is derived from information provided to us by Price Associates and from a Schedule 13G filed by Price Associates on February 10, 2015.

(8)
Includes options to purchase 1,620,028 shares of common stock that are exercisable within 60 days of July 31, 2015. Mr. Kunze and Janet Kunze share dispositive power over the shares.

(9)
Includes (i) 76,664 restricted stock units vesting within 60 days of July 31, 2015; and (ii) options to purchase 272,374 shares of common stock that are exercisable within 60 days of July 31, 2015.

(10)
Includes options to purchase 391,488 shares of common stock that are exercisable within 60 days of July 31, 2015.

(11)
Includes options to purchase 207,915 shares of common stock that are exercisable within 60 days of July 31, 2015.

(12)
Includes options to purchase 21,985 shares of common stock that are exercisable within 60 days of July 31, 2015.

(13)
Mr. Killalea was appointed to the Board in March 2015.

(14)
Includes options to purchase 164,485 shares of common stock that are exercisable within 60 days of July 31, 2015.

(15)
955,675 shares are held by the Hartz Family Revocable Trust (the Hartz Revocable Trust) and 136,496 shares are held by the Hartz 2008 Irrevocable Trust (the Hartz Irrevocable Trust, and together with the Hartz Revocable Trusts, the Hartz Trusts). Kevin E. Hartz, as a trustee, shares voting and dispositive power over the shares held by the Hartz Trusts. Includes options to purchase 21,985 shares of common stock that are exercisable within 60 days of July 31, 2015.

(16)
Includes options to purchase 21,985 shares of common stock that are exercisable within 60 days of July 31, 2015.

(17)
Includes options to purchase 21,985 shares of common stock that are exercisable within 60 days of July 31, 2015.

(18)
Mr. Shimojima was appointed to the Board in May 2015.

(19)
Includes options to purchase 161,306 shares of common stock that are exercisable within 60 days of July 31, 2015. Mr. Roberts and Mary Kathryn Roberts share dispositive power over the shares.

(20)
Includes (i) 1,309,250 shares held of record by current directors and executive officers; (ii) options to purchase 2,905,536 shares of common stock that are exercisable within 60 days of July 31, 2015; and (iii) 76,664 restricted stock units vesting within 60 days of July 31, 2015.

FUTURE STOCKHOLDER PROPOSALS

        We will hold our 2016 annual meeting of stockholders only if the merger is not completed because, if the merger is completed, Xoom will cease to be an independent public company and will be wholly owned by PayPal and you will no longer have an ownership interest in Xoom.

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for presentation at the 2016 annual meeting must be received by Xoom on or before December 16, 2015 to be eligible for inclusion in Xoom's proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any such proposal should be mailed to our principal executive office as follows: Secretary, Xoom Corporation, 425 Market Street, 12th Floor, San Francisco, California 94105.

        Any stockholder proposals (including recommendations of nominees for election to the Board) intended to be presented at our 2016 annual meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the our principal executive office not later than February 28, 2016 and not earlier than January 29, 2016 together with all supporting documentation required by our by-laws. Proxies solicited by Xoom's directors, officers and employees will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

WHERE YOU CAN FIND MORE INFORMATION

        We are subject to the informational requirements of the Exchange Act and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding us and other registrants that file electronically with the SEC.

        Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement. This proxy statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement. We also incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):

  •
  Xoom's Annual Report on Form 10-K for the year ended December 31, 2014, filed on March 2, 2015;

  •
  Xoom's Quarterly Reports on Form 10-Q for the quarter ended March 31, 2015, filed on May 1, 2015 and for the quarter ended June 30, 2015, filed on July 29, 2015;

  •
  Xoom's Definitive Proxy Statement for our 2015 annual meeting of stockholders, filed on April 14, 2015; and

  •
  Xoom's Current Reports on Form 8-K filed on January 5, 2015, March 27, 2015, May 26, 2015, June 1, 2015, July 2, 2015 and July 29, 2015.

        Copies of any of the documents we file with the SEC may be obtained free of charge either on our website or by contacting our Corporate Secretary at Xoom Corporation, 425 Market Street, 12th Floor, San Francisco, CA 94105.

        If you would like to request documents from us, please do so at least five business days before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household unless we have received contrary instructions from one or more stockholders. We will promptly deliver a separate copy of this proxy statement to you if you contact us at the following address: Xoom Corporation, 425 Market Street, 12th Floor, San Francisco, California 94105, Attention: Secretary, telephone: 415-777-4800. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or telephone number.

        If you have any questions about this proxy statement, the special meeting or the acquisition by PayPal after reading this proxy statement, or if you would like additional copies of this proxy statement, please contact our proxy solicitor at:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll Free: (877) 732-3621
Email: xoom@dfking.com

        This proxy statement contains references to the availability of certain information from our website, www.Xoom.com. By making such references, we do not incorporate into this document the information included on our website.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS

UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED AUGUST 7, 2015. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among:

PAYPAL, INC.,
a Delaware corporation;

TIMER ACQUISITION CORP.,
a Delaware corporation;

XOOM CORPORATION,
a Delaware corporation;

and

PAYPAL HOLDINGS, INC.,
a Delaware corporation
(solely for the limited purposes of Sections 1.9 and 3 hereof)

Dated as of July 1, 2015

A-i

A-ii

EXHIBITS
Exhibit A	Certain Definitions
SCHEDULES
Schedule A	Parties to Sign a Noncompetition and Non-Solicitation Agreement
Schedule B	Persons Whose Knowledge Is Imputed to the Company
Schedule 1.5(c)	Conversion of Shares
Schedule 2.9(c)(viii)	Intellectual Property
Schedule 6.7(a)	Certain Required Registrations and Consents

A-iii

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER ("Agreement") is made and entered into as of July 1, 2015, by and among: PAYPAL, INC., a Delaware corporation ("Parent"); TIMER ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"); XOOM CORPORATION, a Delaware corporation (the "Company"); and PAYPAL HOLDINGS, INC., a Delaware corporation ("Holdings") (solely for the limited purposes of Sections 1.9 and 3 hereof). Certain capitalized terms used in this Agreement are defined in Exhibit A.

RECITALS

        A.    Parent, Merger Sub and the Company intend to effect a merger of Merger Sub into the Company (the "Merger") in accordance with this Agreement and the DGCL. Upon consummation of the Merger, Merger Sub will cease to exist, and the Company will become a wholly owned subsidiary of Parent.

        B.    The board of directors of the Company (the "Company Board") has, on the terms and subject to the conditions set forth herein, unanimously: (a) approved this Agreement and the Merger; (b) determined that the Merger is advisable and in the best interests of the Company and its stockholders; (c) approved and declared advisable this Agreement and the Merger; and (d) resolved to recommend that the Company's stockholders adopt this Agreement.

        C.    The respective boards of directors of Parent and Merger Sub have approved this Agreement and the Merger.

        D.    In order to induce Parent to enter into this Agreement and cause the Merger to be consummated, certain stockholders of the Company are executing voting and support agreements in favor of Parent concurrently with the execution and delivery of this Agreement (the "Support Agreements").

        E.    In order to induce Parent to enter into this Agreement and cause the Merger to be consummated, each party listed on Schedule A hereto is executing a noncompetition and non-solicitation agreement in favor of Parent concurrently with the execution and delivery of this Agreement.

AGREEMENT

        The parties to this Agreement, intending to be legally bound, agree as follows:

        Section 1.    DESCRIPTION OF TRANSACTION

          1.1    Merger of Merger Sub into the Company.     Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.3), Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the "Surviving Corporation").

          1.2    Effects of the Merger.     The Merger shall have the effects set forth in this Agreement and in the applicable provisions of the DGCL.

          1.3    Closing; Effective Time.     The consummation of the Merger and the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Sidley Austin LLP, 555 California Street, San Francisco, California 94104, at 8:00 a.m. (California time) on a date to be designated by agreement between the Company and Parent, which shall be no later than the third business day after the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Sections 6 and 7 (other than the conditions set forth in Sections 6.5 and 7.3, which by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions). The date on which the Closing actually takes place is referred to as the "Closing Date." Subject to the provisions of this Agreement, a certificate of merger satisfying the applicable requirements of the DGCL shall be duly executed by the Company in connection with the Closing and, concurrently with or as soon as practicable following the Closing, filed with the Secretary of State of the State of Delaware. The Merger shall become effective at the time of the filing of such certificate of merger with the Secretary of State of the State of Delaware or at such later time as may be specified in such certificate of merger with the consent of Parent (the time as of which the Merger becomes effective being referred to as the "Effective Time").

          1.4    Certificate of Incorporation and Bylaws; Directors and Officers.     Unless otherwise determined by Parent prior to the Effective Time:

            (a)   the Certificate of Incorporation of the Surviving Corporation shall be amended in its entirety pursuant to the Merger at the Effective Time or immediately thereafter to conform to the Certificate of Incorporation of Merger Sub as in effect immediately prior to the Effective Time;

            (b)   the Bylaws of the Surviving Corporation shall be amended and restated at the Effective Time or immediately thereafter to conform to the Bylaws of Merger Sub as in effect immediately prior to the Effective Time; and

            (c)   the directors and officers of the Surviving Corporation immediately after the Effective Time shall be the respective individuals who are directors and officers of Merger Sub immediately prior to the Effective Time.

          1.5    Conversion of Shares.

            (a)   At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any stockholder of the Company:

                (i)  any shares of Company Common Stock held by the Company or any wholly owned Subsidiary of the Company (or held in the Company's treasury) immediately prior to the Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

               (ii)  any shares of Company Common Stock held by Parent, Merger Sub or any other wholly owned Subsidiary of Parent immediately prior to the Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor;

              (iii)  except as provided in clauses "(i)" and "(ii)" of this Section 1.5(a) and subject to Sections 1.5(b), 1.5(c), 1.7 and 1.8, each share of Company Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive $25.00 in cash (the "Per Share Merger Consideration"), without interest; and

              (iv)  each share of the common stock, $0.0001 par value per share, of Merger Sub outstanding immediately prior to the Effective Time shall be converted into one share of common stock of the Surviving Corporation.

            (b)   If, during the period commencing on the date of this Agreement and ending at the Effective Time, the outstanding shares of Company Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or if a stock dividend is declared by the Company during such period, or a record date with respect to any such event shall occur during such period, then the consideration to be delivered in respect of shares of Company Common Stock pursuant to Section 1.5(a)(iii) shall be adjusted to the extent appropriate.

            (c)   If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other Contract with the Company or under which the Company has any rights, then (except to the extent provided in any binding agreement between the Company and the holder thereof and except to the extent Parent otherwise elects), the Merger Consideration delivered in exchange for such shares of Company Common Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition and need not be paid until such time as such repurchase option, risk of forfeiture or other condition lapses or otherwise terminates. The Company shall take all action that may be necessary to ensure that, from and after the Effective Time, Parent is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other Contract. The Company shall perform the obligations set forth on Schedule 1.5(c).

          1.6    Closing of the Company's Transfer Books.     At the Effective Time: (a) all shares of Company Common Stock outstanding immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and all holders of certificates representing shares of Company Common Stock that were outstanding immediately prior to the Effective Time shall cease to have any rights as stockholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid certificate previously representing any shares of Company Common Stock outstanding immediately prior to the Effective Time (a "Company Stock Certificate") is presented to the Paying Agent (as defined in Section 1.7) or to the Surviving Corporation or Parent, such Company Stock Certificate shall be canceled and shall be exchanged as provided in Section 1.7.

          1.7    Exchange of Certificates.

            (a)   On or prior to the Closing Date, Parent shall select a reputable bank or trust company to act as paying agent in the Merger (the "Paying Agent"). Promptly after the Effective Time (and in any event within one business day thereafter), Parent shall cause to be deposited with the Paying Agent cash sufficient to make payments of the cash consideration payable pursuant to Section 1.5 (the "Payment Fund"). The Payment Fund shall be invested by the Paying Agent as directed by Parent; provided, that (i) no such investment of or losses thereon shall relieve Parent from making the payments required by this Section 1, or affect the amount of Merger Consideration payable in respect of the shares of Company Common Stock, and following any losses Parent shall promptly provide additional funds to the Paying Agent in the amount of any such losses, and (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement. Any and all interest or other amounts earned with respect to such funds shall become part of the Payment Fund, and any amounts in excess of the amounts payable under this Agreement shall be promptly returned to either Parent or the Surviving Corporation. The Payment Fund shall not be used for any other purpose. The Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of shares of Company Common Stock and the payment of the Merger Consideration in respect of such shares.

            (b)   Promptly after the Effective Time (and in any event within five business days thereafter), the Paying Agent will mail to the Persons who were record holders of Company

    Stock Certificates immediately prior to the Effective Time: (i) a letter of transmittal in customary form and containing such provisions as Parent may reasonably specify (including a provision confirming that delivery of Company Stock Certificates shall be effected, and risk of loss and title to Company Stock Certificates shall pass, only upon delivery of such Company Stock Certificates to the Paying Agent or, in the case of Book Entry Shares, upon adherence to the procedures set forth in the letter of transmittal) and in such form reasonably acceptable to the Company; and (ii) instructions for use in effecting the surrender of Company Stock Certificates and Book Entry Shares in exchange for Merger Consideration. Exchange of any Book Entry Shares shall be effected in accordance with the Paying Agent's customary procedures with respect to securities represented by book entry. Upon surrender of a Company Stock Certificate or Book Entry Share to the Paying Agent for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Paying Agent: (A) the holder of such Company Stock Certificate or Book Entry Share shall be entitled to receive in exchange therefor the cash consideration that such holder has the right to receive pursuant to the provisions of Section 1.5, in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Company Stock Certificate; and (B) the Company Stock Certificate or Book Entry Share so surrendered shall be canceled. In the event of a transfer of ownership of any shares of Company Common Stock which are not registered in the transfer records of the Company, payment of Merger Consideration may be made to a Person other than the holder in whose name the Company Stock Certificate or Book Entry Share formerly representing such shares is registered if (1) any such Company Stock Certificate shall be properly endorsed or otherwise be in proper form for transfer and (2) such holder shall have paid any fiduciary or surety bonds and any transfer or other similar Taxes required by reason of the payment of such Merger Consideration to a Person other than such holder (or shall have established to the reasonable satisfaction of Parent that such bonds and Taxes have been paid or are not applicable). Until surrendered as contemplated by this Section 1.7(b), each Company Stock Certificate or Book Entry Share shall be deemed, from and after the Effective Time, to represent only the right to receive Merger Consideration as contemplated by Section 1.5. If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent or the Paying Agent may, in its discretion and as a condition precedent to the delivery of any Merger Consideration with respect to the shares of Company Common Stock previously represented by such Company Stock Certificate, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an appropriate affidavit and to deliver a bond (in such sum as Parent or the Paying Agent may determine is reasonably necessary) as indemnity against any claim that may be made against the Paying Agent, Parent, Merger Sub or the Surviving Corporation with respect to such Company Stock Certificate. No interest shall be paid or will accrue on any cash payable to holders of Company Stock Certificates or Book Entry Shares pursuant to the provisions of this Section 1.7.

            (c)   Any portion of the Payment Fund that remains undistributed to holders of Company Stock Certificates as of the date that is 270 days after the date on which the Merger becomes effective shall be delivered to Parent upon demand, and any holders of Company Stock Certificates or Book Entry Shares who have not theretofore surrendered their Company Stock Certificates or Book Entry Shares in accordance with this Section 1.7 shall thereafter look only to Parent for satisfaction of their claims for Merger Consideration.

            (d)   Each of the Paying Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock or a Company Equity Award such amounts as may be required to be deducted or withheld from such consideration under the Code or any provision of state, local or foreign tax law or under any other applicable Legal Requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

            (e)   If any Company Stock Certificate or Book Entry Share has not been surrendered by the earlier of: (i) the fifth anniversary of the date on which the Merger becomes effective; or (ii) the date immediately prior to the date on which the cash amount that such Company Stock Certificate or Book Entry Share represents the right to receive would otherwise escheat to or become the property of any Governmental Body, then such cash amount shall, to the extent permitted by applicable Legal Requirements, become the property of the Surviving Corporation, free and clear of any claim or interest of any Person previously entitled thereto.

            (f)    None of Parent, the Surviving Corporation and the Paying Agent shall be liable to any holder or former holder of Company Common Stock or to any other Person with respect to any Merger Consideration delivered to any public official pursuant to any applicable abandoned property law, escheat law or similar Legal Requirement.

          1.8    Dissenting Shares.

            (a)   Notwithstanding anything to the contrary contained in this Agreement, shares of Company Common Stock held by a holder who has made a proper demand for appraisal of such shares of Company Common Stock in accordance with Section 262 of the DGCL and who has otherwise complied with all applicable provisions of Section 262 of the DGCL (any such shares being referred to as "Dissenting Shares" until such time as such holder fails to perfect or otherwise loses such holder's appraisal rights under Section 262 of the DGCL with respect to such shares) shall not be converted into or represent the right to receive Merger Consideration in accordance with Section 1.5, but shall be entitled only to such rights as are granted by the DGCL to a holder of Dissenting Shares.

            (b)   If any Dissenting Shares shall lose their status as such (through failure to perfect or otherwise), then such shares shall be deemed automatically to have been converted into, as of the Effective Time, and to represent only, the right to receive Merger Consideration in accordance with Section 1.5, without interest thereon, upon surrender of the Company Stock Certificate representing such shares.

            (c)   The Company shall give Parent: (i) prompt notice of any demand for appraisal received by the Company prior to the Effective Time pursuant to the DGCL, any withdrawal or attempted withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL; and (ii) the opportunity to participate in all negotiations and proceedings with respect to any such demand, notice or instrument. The Company shall not voluntarily make any payment or settlement offer or settle any such demands or approve any withdrawal of such demands prior to the Effective Time with respect to any such demand, notice or instrument unless Parent shall have given its prior written consent to such payment, settlement offer, settlement or withdrawal.

          1.9    Limited Guaranty by Holdings.     As a material inducement to the Company's willingness to enter into this Agreement and perform its obligations hereunder, Holdings hereby unconditionally and irrevocably guarantees, as a primary obligor and not merely as a surety, the due and punctual payment and performance, when and if due in accordance with the terms and subject to the conditions set forth in this Agreement, of the obligations of Parent under Sections 1.5(a)(iii), 1.7(a), 3, 5.3(a) , 5.3(c), 5.3(d), 5.3(e), 5.3(f), and 9.11, and hereby represents, acknowledges and agrees that any such breach of any such representation and warranty or default in the performance of any such covenant, obligation, agreement or undertaking of Parent shall also be deemed to be a breach or default of Holdings, and the Company shall have the right, exercisable in its sole discretion, to pursue any and all available remedies it may have arising out of any such breach or nonperformance directly against either or both of Holdings and Parent in the first instance. This Section 1.9 shall not be amended, modified or supplemented, except by a written instrument signed by an authorized representative of each of Holdings and the other parties to this Agreement.

          1.10    Further Action.     If, at any time after the Effective Time, any further action is determined by Parent or the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of Merger Sub and the Company, the officers and directors of the Surviving Corporation and Parent shall be fully authorized (in the name of Merger Sub, in the name of the Acquired Corporations and otherwise) to take such action.

        Section 2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Parent and Merger Sub as follows (it being understood that each representation and warranty contained in this Section 2 is subject to: (a) the exceptions and disclosures set forth in the part or subpart of the Company Disclosure Schedule corresponding to the particular Section or subsection in this Section 2 in which such representation and warranty appears; (b) any exception or disclosure set forth in any other part or subpart of the Company Disclosure Schedule if it is reasonably apparent from the wording of such exception or disclosure (without reference to any agreement or other document referred to therein) that such exception or disclosure is intended to qualify such representation and warranty); and (c) disclosure in the Company SEC Documents (excluding exhibits and other information incorporated therein) filed with the SEC since January 1, 2015 and publicly available on the SEC's EDGAR website not less than one business day prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading "Risk Factors" and any disclosure of risks included in any "forward-looking statements" disclaimer or any other statements that are similarly non-specific and predictive or forward-looking in nature); provided, however, that any such disclosures in such Company SEC Documents shall be deemed to qualify a representation or warranty only if it is reasonably apparent on the face of such disclosure that such information is relevant to such representation or warranty; provided, further, that the disclosures in the Company SEC Documents shall not be deemed to qualify any representations or warranties made in Section 2.3, 2.21, 2.22, 2.23, 2.24, 2.25, or 2.26:

          2.1    Subsidiaries; Due Organization; Qualification to do Business.

            (a)   The Company owns, of record and beneficially, 100% of the issued shares of capital stock and other securities of each of the other Acquired Corporations, and none of the Acquired Corporations: (i) owns any share capital of, or any equity interest of any nature in, any other Entity, other than the Acquired Corporations; (ii) has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any material future investment in or material capital contribution to any other Entity; or (iii) has, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity.

            (b)   Each of the Acquired Corporations is duly organized, validly existing and is in good standing (or equivalent status) under the laws of the jurisdiction of its formation and has all requisite power and authority to: (i) conduct its business in the manner in which its business is currently being conducted; (ii) own and use its assets in the manner in which its assets are currently owned and used; and (iii) perform its material obligations under all Contracts by which it is bound.

            (c)   Each of the Acquired Corporations (in jurisdictions that recognize the following concepts) is qualified to do business as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business requires such qualification, except where the failure to be so qualified or in good standing would not have and would not reasonably be expected to have or result, individually or in the aggregate, in a Company Material Adverse Effect.

          2.2    Certificate of Incorporation and Bylaws.     The Company has Made Available to Parent accurate and complete copies of the Certificate of Incorporation and Bylaws of the Company and the charter and other organizational documents of each of the Acquired Corporations, including all amendments thereto. The Company has Made Available to Parent accurate and complete copies of: (a) the charters of all committees of the Company Board; and (b) any code of conduct, investment policy, whistleblower policy, anti-bribery or anti-corruption policy, disclosure committee policy or similar policy adopted by any of the Acquired Corporations or by the board of directors (or similar body), or any committee of the board of directors (or similar body), of any of the Acquired Corporations.

          2.3    Capitalization; Rights to Acquire Stock.

            (a)   As of June 30, 2015, the authorized share capital of the Company consists of: (i) 500,000,000 shares of Company Common Stock, par value $0.0001 per share, of which 39,294,283 shares have been issued and were outstanding as of June 30, 2015; and (ii) 25,000,000 shares of Company Preferred Stock, par value $0.0001, of which no shares are issued or are outstanding. No shares of Company Common Stock have been issued by the Company during the period commencing on June 30, 2015 and ending on the date of this Agreement. The Company holds no shares of its capital stock in its treasury as of the date of this Agreement. As of June 30, 2015, (i)(A) 5,924,717 shares of Company Common Stock were subject to issuance pursuant to Company Options; (B) 885,580 shares of Company Common Stock were subject to issuance pursuant to Company RSUs (excluding Company Performance Share Awards); (C) 397,800 shares of Company Common Stock were subject to issuance pursuant to Company Performance Share Awards (assuming achievement of the maximum level of performance under such awards); and (D) 3,612,499 shares of Company Common Stock were subject to issuance pursuant to Company Equity Awards, in each case, granted and outstanding under the Company's 2012 Stock Option and Incentive Plan; and (ii) 3,595,598 shares of Company Common Stock were subject to issuance pursuant to Company Options granted and outstanding under the Company's Amended and Restated 2010 Stock Option and Grant Plan.

            (b)   All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. None of the Acquired Corporations holds any Company Common Stock or any rights to acquire Company Common Stock, other than the Company Common Stock held in the Company's treasury. None of the outstanding shares of Company Common Stock are entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right. None of the outstanding shares of Company Common Stock is subject to any right of first refusal in favor of any of the Acquired Corporations. There is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of (or from granting any option or similar right with respect to), any shares of Company Common Stock. None of the Acquired Corporations is under any obligation, or is bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or other securities.

            (c)   As of the date of this Agreement, 10,280,194 shares of Company Common Stock are reserved for future issuance pursuant to equity awards not yet granted under the Company Equity Plans. Part 2.3(c) of the Company Disclosure Schedule accurately sets forth the following information with respect to each Company Equity Award outstanding as of the date of this Agreement: (i) the particular Company Equity Plan (if any) pursuant to which such Company Equity Award was granted; (ii) the name of the holder of such Company Equity Award; (iii) the number of shares of Company Common Stock subject to such Company Equity Award; (iv) the exercise price (if any) of such Company Equity Award; (v) the date on which such Company Equity Award was granted or the shares subject to such repurchase right were issued; (vi) the applicable vesting schedule, and the extent to which such Company Equity Award is vested and exercisable; (vii) the date on which such Company Equity Award expires; (viii) if such Company Equity Award if a Company Option, whether it is an "incentive stock option" (as defined in the Code) or a non-qualified stock option; (ix) if such Company Equity Award is a Company Stock-Based Award, whether such Company Stock-Based Award is a restricted stock unit, restricted stock or performance share award; (x) if such Company Equity Award is a Company Stock-Based Award in the form of restricted stock units, the dates on which shares of Company Common Stock are scheduled to be delivered, if different from the applicable vesting schedule; (xi) if such Company Equity Award is a performance share or other performance-based award, the applicable performance period and the performance conditions to which the Company Equity Award is subject; and (xii) except as set forth in Section 5.3(b) of this Agreement, whether the vesting of such Company Equity Award would be accelerated, in whole or in part, as a result of the Merger or any of the other transactions contemplated by this Agreement, alone or in combination with any termination of employment or other event. The Company has Made Available to Parent accurate and complete copies of: (A) each Company Equity Plan; (B) each other equity plan pursuant to which any of the Acquired Corporations has ever granted stock options, restricted stock units, restricted stock or performance share awards to the extent that any such equity awards remain outstanding thereunder; (C) each equity plan under which any Entity has granted stock options, restricted stock units, restricted stock or performance share awards that were ever assumed by any of the Acquired Corporations to the extent that any equity awards remain outstanding thereunder; and (D) the forms of all stock option, restricted stock unit, restricted stock or performance share award agreements evidencing such stock options, restricted stock units, restricted stock or performance share awards. All shares of Company Common Stock subject to issuance under each Company Equity Plan, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. The exercise price of each Company Option is no less than the fair market value of a share of Company Common Stock as determined on the date of grant of such Company Option. All grants of Company Equity Awards were recorded on the Company's financial statements (including, any related notes thereto) contained in the Company SEC Documents, in accordance with GAAP, and no such grants involved any "back dating," "forward dating" or similar practices with respect to the effective date of grant (whether intentionally or otherwise). No Company Associate or other Person has received an offer letter, other employment Contract or other arrangement that contemplates a grant of options to purchase shares of Company Common Stock or other equity awards with respect to Company Common Stock, or who has otherwise been promised options to purchase shares of Company Common Stock or other equity awards with respect to Company Common Stock, which options or other equity awards have not been granted as of the date of this Agreement.

            (d)   There are no bonds, debentures, notes or other indebtedness of the Company issued and outstanding having the right to vote (or convertible or exercisable or exchangeable for securities having the right to vote) on any matters on which stockholders of the Company may vote.

            (e)   Except as set forth in Section 2.3(c) or in Part 2.3(c) of the Company Disclosure Schedule (with respect to the aggregate data therein), as of the date of this Agreement, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any share capital or other securities of any of the Acquired Corporations; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any share capital or other securities of any of the Acquired Corporations; or (iii) stockholder rights plan (or similar plan commonly referred to as a "poison pill") or Contract under which any of the Acquired Corporations is or may become obligated to sell or otherwise issue any share capital or any other securities. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights or equity based awards with respect to any of the Acquired Corporations other than as set forth in Part 2.3(e) of the Company Disclosure Schedule.

            (f)    Except as set forth in Part 2.3(c) of the Company Disclosure Schedule, there is no condition or circumstance that would reasonably be expected to give rise to or provide a basis for the assertion of a valid claim by any Person to the effect that such Person is entitled to acquire or receive any share of Company Common Stock or other securities of any of the Acquired Corporations.

            (g)   All outstanding shares of Company Common Stock, all outstanding Company Equity Awards and all outstanding shares of capital stock and other securities of the Acquired Corporations have been issued and granted in compliance in all material respects with all applicable securities laws and other applicable Legal Requirements and with all requirements set forth in applicable Contracts.

            (h)   All of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and free of preemptive rights and are owned beneficially and of record by the Company, free and clear of any Encumbrances (other than restrictions on transfer imposed by applicable securities laws).

          2.4    SEC Filings; Financial Statements.

            (a)   From the time of the initial filing of the Company's registration statement on Form S-1 with the SEC through the date of this Agreement, the Company has been and is an "emerging growth company," as defined in Section 2(a) of the Securities Act.

            (b)   The Company has Made Available to Parent accurate and complete copies of all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Company with, and all Company Certifications (as defined below) filed or furnished by the Company with or to, the SEC, including all amendments thereto (collectively, the "Company SEC Documents"). All statements, reports, schedules, forms and other documents required to have been filed or furnished by the Company with or to the SEC have been so filed or furnished on a timely basis. None of the Company's Subsidiaries is required to file or furnish any documents with or to the SEC. As of the time it was filed with or furnished to the SEC (or, if amended prior to the date of this Agreement, as of the date of such amendment): (i) each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act (as the case may be) and any rules and regulations promulgated thereunder applicable to the Company SEC Documents; and (ii) none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the certifications and statements relating to the Company SEC Documents required by: (A) Rule 13a-14 or 15d-15 of the Exchange Act or (B) Section 302 or

    906 of the Sarbanes-Oxley Act (collectively, the "Company Certifications") is accurate and complete, and complied as to form and content with all applicable Legal Requirements in effect at the time such Company Certification was filed with or furnished to the SEC. Neither the Company nor any of its executive officers has received notice from any Governmental Body challenging or questioning the accuracy, completeness, form or manner of filing of any Company Certifications. Since the enactment of the Sarbanes-Oxley Act, the Company and each of its officers and directors are and have been in compliance in all material respects with: (1) the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder; and (2) the applicable listing, corporate governance and other rules and regulations of NASDAQ. The Company has not received any written notice from NASDAQ or the SEC asserting any non-compliance with any of its rules and regulations.

            (c)   The Acquired Corporations maintain disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are effective to ensure that all material information concerning the Acquired Corporations required to be disclosed by the Company in the reports that it is required to file, submit or furnish under the Exchange Act is recorded, processed, summarized and reported on a timely basis to the individuals responsible for the preparation of such reports. The Company has Made Available to Parent accurate and complete copies of all material policies, manuals and other documents promulgating, such disclosure controls and procedures.

            (d)   The consolidated financial statements (including any related notes) contained or incorporated by reference in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, as permitted by Form 10-Q or any successor form under the Exchange Act, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments that will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of operations, retained earnings (loss), changes in financial position and cash flows of the Company and its consolidated subsidiaries for the periods covered thereby. No financial statements of any Person other than the Acquired Corporations are required by GAAP to be included in the consolidated financial statements of the Company.

            (e)   The Acquired Corporations maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has Made Available to Parent accurate and complete copies of all material policies, manuals and other documents promulgating, such internal accounting controls. The Company's management has completed an assessment of the effectiveness of the Company's system of internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2014, and such assessment concluded that such controls were effective. There were no significant deficiencies or material weaknesses identified in management's assessment of internal controls as of and for the year ending December 31, 2014 (nor has any such significant deficiency or material weakness been identified since such date).

            (f)    Since January 1, 2011, the Company's principal executive officer and its principal financial officer (each as defined in the Sarbanes-Oxley Act) have disclosed to the Company's auditors and the audit committee of the Company Board: (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information of the Acquired Corporations on a consolidated basis; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Acquired Corporations' internal controls. Since the enactment of the Sarbanes-Oxley Act, no Acquired Corporation has made or permitted to remain outstanding any "extensions of credit" (within the meaning of Section 402 of the Sarbanes-Oxley Act) or prohibited loans to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Acquired Corporations.

            (g)   From January 1, 2011 through the date of this Agreement: (i) neither any Acquired Corporation, nor any director or executive officer of any Acquired Corporation has, and to the Knowledge of the Company, no other officer, employee or accountant of any Acquired Corporation has, received any material complaint, allegation, assertion or claim, in writing (or to the Knowledge of the Company, orally) regarding the accounting or auditing practices, procedures, methodologies or methods of the Acquired Corporations or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that any Acquired Corporation has engaged in questionable accounting or auditing practices; and (ii) no attorney representing any Acquired Corporation, whether or not employed by an Acquired Corporation, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the board of directors of any Acquired Corporation or any committee thereof or to any director or officer of any Acquired Corporation.

            (h)   None of the Acquired Corporations has effected, entered into or created any securitization transaction or "off-balance sheet arrangement" (as defined in Item 303(c) of Regulation S-K under the Exchange Act).

            (i)    As of the date of this Agreement, there are no unresolved comments issued by the staff of the SEC with respect to any of the Company SEC Documents.

          2.5    Absence of Changes.

            (a)   Except as set forth in Part 2.5 of the Company Disclosure Schedule, between January 1, 2015 and the date of this Agreement:

                (i)  there has not been any material loss, damage or destruction to, or any material interruption in the use of, any of the material assets or property leased, owned or otherwise used by any of the Acquired Corporations (whether or not covered by insurance);

               (ii)  none of the Acquired Corporations has: (A) declared, accrued, set aside or paid any dividend or made any other distribution in respect of any shares of capital stock or other securities; or (B) repurchased, redeemed or otherwise reacquired any shares of capital stock or other securities;

              (iii)  none of the Acquired Corporations has sold, issued or granted, or authorized the issuance of: (A) any shares of capital stock or other security (except for Company Common Stock issued upon the valid exercise or vesting of outstanding Company Equity

      Awards in accordance with the terms thereof); (B) any option, warrant or right to acquire any shares of capital stock or any other security (except for Company Equity Awards identified in Part 2.3(c) of the Company Disclosure Schedule); or (C) any instrument convertible into or exchangeable for any share capital or other security;

              (iv)  except as expressly required or provided by Section 5.3(b), the Company has not amended or waived any of its rights or obligations under, or permitted the acceleration of vesting under: (A) any provision of any of the Company Equity Plans; (B) any provision of any Contract evidencing any outstanding Company Equity Award; (C) any restricted stock agreement; or (D) any other Contract evidencing or relating to any equity award (whether payable in cash or stock);

               (v)  there has been no amendment to the Certificate of Incorporation or Bylaws of the Company, and none of the Acquired Corporations has effected or been a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split, issuance of bonus shares or similar transaction;

              (vi)  none of the Acquired Corporations has written off as uncollectible, or established any extraordinary reserve with respect to, any material account receivable or other material indebtedness;

             (vii)  none of the Acquired Corporations has: (A) adopted, established or entered into any Company Employee Plan or Company Employee Agreement; (B) caused or permitted any Company Employee Plan to be amended in a manner that would result in a material increase in the benefits to be paid or provided thereunder; or (C) materially increased the amount of compensation or remuneration payable to any of its directors, officers or other Company Associates at the level of Vice President or above;

            (viii)  none of the Acquired Corporations has waived any "standstill" provision;

              (ix)  none of the Acquired Corporations has changed any of its methods of accounting or accounting practices in any material respect, except as required by concurrent changes in GAAP or SEC rules and regulations;

               (x)  none of the Acquired Corporations has made any material Tax election or asked for or received any ruling in respect of any Tax, or entered into any Contract with any Governmental Body with respect to any Tax;

              (xi)  none of the Acquired Corporations has commenced or settled any material Legal Proceeding;

             (xii)  none of the Acquired Corporations has entered into any material transaction or taken any other material action outside the ordinary course of business or inconsistent with past practices; and

            (xiii)  none of the Acquired Corporations has agreed or committed to take any of the actions referred to in clauses "(ii)" through "(xii)" above.

            (b)   Since January 1, 2015, there has not been any Company Material Adverse Effect, and no event has occurred or circumstance has arisen that, in combination with any other events or circumstances, has had or would reasonably be expected to have or result in a Company Material Adverse Effect.

          2.6    Title to Assets.     The Acquired Corporations own, and have good and valid title to all assets owned by them, including all assets reflected on the Audited Balance Sheet (except for assets sold or otherwise disposed of since the date of the Audited Balance Sheet in the ordinary course of business and consistent with past practices of the Acquired Corporations). All of said assets are owned by the Acquired Corporations free and clear of any Encumbrances, except for: (i) any lien for current Taxes not yet due and payable; (ii) liens for which an adequate reserve for payment has been established on the Audited Balance Sheet; (iii) liens that have arisen in the ordinary course of business and that do not (individually or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of any of the Acquired Corporations, and (iv) liens described in Part 2.6 of the Company Disclosure Schedule. The Acquired Corporations are the lessees of, and hold valid leasehold interests in, all material assets purported to have been leased by them, including all material assets reflected as leased on the Audited Balance Sheet (it being understood that the representations and warranties contained in this Section 2.6 do not apply to ownership of, or Encumbrances with respect to, Intellectual Property, which matters are addressed in the representations and warranties set forth in Section 2.9). The Acquired Corporations own or have valid and enforceable rights to use all properties, rights, interests and other tangible and intangible assets necessary and sufficient for the Acquired Corporations to conduct their respective businesses in the manner in which such businesses are currently being conducted by the Acquired Corporations and in the manner in which such businesses are currently planned to be conducted by the Acquired Corporations (it being understood that the representations and warranties contained in this Section 2.6 do not apply to ownership of, or Encumbrances with respect to, Intellectual Property, which matters are addressed in the representations and warranties set forth in Section 2.9).

          2.7    Loans; Business Metrics.

            (a)   Part 2.7(a) of the Company Disclosure Schedule contains an accurate and complete list as of the date of this Agreement of all outstanding loans and advances made by any of the Acquired Corporations to any Company Associate, other than routine travel and business expense advances made to directors or officers or other Company Associates in the ordinary course of business.

            (b)   Except as set forth on Part 2.7(b) of the Company Disclosure Schedule, no Acquired Corporation has any outstanding credit facility, overdraft, loan, loan stock, debenture, letter of credit, acceptance credit or other financial facility.

            (c)   The information set forth in Part 2.7(c) of the Company Disclosure Schedule is accurate and complete in all material respects.

          2.8    Real Property Leases; Equipment.

            (a)   None of the Acquired Corporations owns or has ever owned any real property. None of the Acquired Corporations owns any interest in real property except as set forth on Part 2.8(a) of the Company Disclosure Schedule (which sets forth an accurate and complete list of each real property lease or sublease pursuant to which any of the Acquired Corporations leases real property from any other Person). (All real property leased to the Acquired Corporations, including all buildings, structures, fixtures and other improvements leased to the Acquired Corporations, are referred to as the "Leased Real Property.") The present use and operation of the Leased Real Property is authorized by, and is in material compliance with, all applicable Legal Requirements. There is no Legal Proceeding pending, or to the Knowledge of the Company threatened, that challenges or adversely affects, or would challenge or adversely affect, the continuation of the present use or operation of any Leased Real Property. There are no subleases, licenses, occupancy agreements or other contractual obligations that grant the right of use or occupancy of any of the Leased Real Property to any Person other than the Acquired Corporations, and there is no Person in possession of any of the Leased Real Property other than the Acquired Corporations.

            (b)   All servers, other material hardware relating to any Company Service and other material items of equipment and other tangible assets owned by or leased to the Acquired Corporations are adequate for the uses to which they are being put, are in good and safe condition and repair (ordinary wear and tear excepted) and, with due regard to the age thereof, taken as a whole are adequate for the conduct of the businesses of the Acquired Corporations in the manner in which such businesses are currently being conducted.

          2.9    Intellectual Property.

            (a)   Part 2.9(a) of the Company Disclosure Schedule accurately identifies:

                (i)  in Part 2.9(a)(i) of the Company Disclosure Schedule: (A) each item of Registered IP (including Domain Names) that is owned by or registered or filed in the name of any of the Acquired Corporations (whether exclusively, jointly with another Person or otherwise) ("Company Registered IP"); and (B) the jurisdiction in which such item of Company Registered IP has been registered or filed. No Person has, or has alleged in writing to have, or, to the Knowledge of the Company, has made any other communication to an Acquired Corporation that such Person has, an ownership interest in any item of Company Owned IP;

               (ii)  in Part 2.9(a)(ii) of the Company Disclosure Schedule each item of Company Owned IP that is not Registered IP and that is material to the business of any of the Acquired Corporations in the manner in which its business is currently being conducted; and

              (iii)  in Part 2.9(a)(iii) of the Company Disclosure Schedule (x) each Contract pursuant to which any Intellectual Property Rights or Intellectual Property, in each case material to the provision of any Company Service by any Acquired Corporation, is licensed to any Acquired Corporation (other than such Contracts that do not materially differ in substance from the applicable form Made Available to Parent pursuant to Section 2.9(b) (excluding Personnel Agreements), licenses for Open Source Code, and non-exclusive agreements for any third-party Intellectual Property that is generally available to the public on standard commercial terms at a cost of less than $75,000 in any calendar year, provided that such Intellectual Property is not distributed by any Acquired Corporation, or is not incorporated into any Company Service, or is not otherwise material to the Acquired Corporations' business); and (y) whether the licenses or rights granted to the Acquired Corporation in each such Contract are exclusive or non-exclusive (for purposes of this Agreement, a covenant not to sue or not to assert infringement claims shall be deemed to be equivalent to a license).

            (b)   The Company has Made Available to Parent an accurate and complete copy of each standard form of the following documents and Contracts used by any Acquired Corporation: (i) Contracts currently used by any Acquired Corporation pursuant to which any consumer or other Person uses Company Services; (ii) employee agreement or similar Contract containing any assignment or license of Intellectual Property or Intellectual Property Rights or any confidentiality provision; (iii) consulting or independent contractor agreement or similar Contract containing any assignment or license of Intellectual Property or Intellectual Property Rights or any confidentiality provision; (iv) confidentiality or nondisclosure agreement or similar Contract currently used by any Acquired Corporation; or (v) Contracts currently used by any Acquired Corporation with any Distribution Providers or pursuant to which any financial institution provides payment processing, disbursement or remittance services to or on behalf of any Acquired Corporation. The Company has not distributed or made available any Company Service to an end user customer thereof except pursuant to a valid and enforceable end user agreement in the form Made Available to Parent pursuant to this Section 2.9(b).

            (c)   The Acquired Corporations exclusively own all right, title and interest to and in the Company Owned IP, Company Service and Company Service Software (in each case, other than Intellectual Property Rights or Intellectual Property licensed or provided on a hosted basis to the Company pursuant to Contracts that do not materially differ in substance from the applicable form Made Available to Parent pursuant to Section 2.9(b), Contracts identified in Part 2.9(a)(iii) of the Company Disclosure Schedule (or expressly excluded by Section 2.9(a)(iii) from an obligation to so identify in Part 2.9(a)(iii) of the Company Disclosure Schedule) or agreements for third-party Intellectual Property that is generally available to the public) free and clear of any Encumbrances (other than: (x) non-exclusive rights granted by any Acquired Corporation in connection with the provision of Company Services in the ordinary course of business; or (y) as would not, and would not reasonably be expected to, individually or in the aggregate, materially interfere with the use of such Company Owned IP in providing any Company Services). Without limiting the generality of the foregoing:

                (i)  the Acquired Corporations have secured from each Company Associate who is or was involved in the creation or development of any Company Owned IP, Company Service or Company Service Software a valid and enforceable agreement ("Personnel Agreements") containing: (A) an irrevocable (except to the extent limited by reversionary rights under U.S. copyright law) assignment of all Intellectual Property and Intellectual Property Rights created or developed by such Company Associate in the course of that Company Associate's work for any Acquired Corporation, including all such Intellectual Property and Intellectual Property Rights pertaining to any Company Owned IP, Company Service or Company Service Software; and (B) confidentiality provisions protecting confidential portions of such Company Owned IP, Company Service or Company Service Software;

               (ii)  no Company Associate has any claim, right (whether or not currently exercisable) or interest to or in any Company Owned IP (other than a non-exclusive license as a customer or user of any Company Service pursuant to the applicable form Made Available to Parent pursuant to Section 2.9(b));

              (iii)  no funding, facilities or personnel of any Governmental Body or any university, college, research institute or other educational institution have been or are being used, directly or indirectly, by or on behalf of any Acquired Corporation, to develop or create, in whole or in part, any Company Owned IP, Company Service or Company Service Software, and, to the Knowledge of the Company, no Company Associate who was involved in, or who contributed to, the creation or development of any Company Owned IP performed services for any Governmental Body, university, college, research institute or other educational institution during a period of time during which such Company Associate was also performing services for any Acquired Corporation, in each case, except as would not have and would not reasonably be expected to have or result, individually or in the aggregate, in a Company Material Adverse Effect;

              (iv)  each Acquired Corporation has taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all Trade Secrets and other proprietary or confidential information pertaining to the Acquired Corporations, the Company Owned IP, the Company Service, or the business of the Acquired Corporations, other than upon the issuance or publication of a Patent;

               (v)  none of the Acquired Corporations is now or has ever been a member or promoter of, or a contributor to, any industry standards body or any similar organization that requires or obligates any of the Acquired Corporations to grant or offer to any other Person any license or right to any Company Owned IP;

              (vi)  except as would not be material to the Acquired Corporations taken as a whole, to the extent that any development work has been performed by or on behalf of any Acquired Corporation alone, jointly with a Distribution Provider or by any other Person to integrate any Acquired Corporation's systems with the systems or technology of any Distribution Provider, no Distribution Provider or any other Person involved therewith has any ownership claim, ownership right (whether or not currently exercisable) or ownership interest to or in any Company Owned IP, Company Service or Company Service Software and arising out of such development work;

             (vii)  to the Knowledge of the Company, the Acquired Corporations own or otherwise have, and immediately after the Closing the Surviving Corporation will continue to have, all Intellectual Property Rights that are necessary to the provision of any Company Service by the Acquired Corporations as currently provided; and

            (viii)  the Company has Made Available to Parent a full and complete copy of that certain agreement, as amended, listed on Schedule 2.9(c)(viii).

            (d)   All Company Registered IP (other than pending applications) is subsisting and, to the Knowledge of the Company, valid and enforceable, as of the date of this Agreement. Without limiting the generality of the foregoing, as of the date of this Agreement:

                (i)  all filings, payments and other actions required to be made or taken by an Acquired Corporation to maintain each item of Company Registered IP in full force and effect have been properly made and taken, except where the Company has reasonably decided to cease prosecution or maintenance or to otherwise abandon such Company Registered IP; and

               (ii)  no interference, opposition, reissue, reexamination, cancellation or other Legal Proceeding of any nature is or has been pending or, to the Knowledge of the Company, threatened against any Acquired Corporation or Company Registered IP, since January 1, 2011, in which the scope, validity or enforceability of any Company Registered IP is being, has been or would reasonably be expected to be contested or challenged, other than office actions or similar communications issued by any Governmental Body in the ordinary course of prosecution of any pending applications for registration of Company Registered IP, and, to the Knowledge of the Company, there is no reasonable basis for a claim that any Company Registered IP is invalid or unenforceable.

            (e)   Neither the execution, delivery or performance of this Agreement nor the consummation of the Merger or any of the transactions contemplated by this Agreement will, with or without notice or the lapse of time, pursuant to any Company Contract, result in or give any other Person the right or option to cause, create, impose or declare: (i) a loss of, or Encumbrance on, any Company Owned IP; or (ii) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any of the Company Owned IP.

            (f)    To the Knowledge of the Company, no Person has infringed, misappropriated or otherwise violated, and no Person is infringing, misappropriating or otherwise violating, any Company Owned IP, except as would not have and would not reasonably be expected to have or result, individually or in the aggregate, in a Company Material Adverse Effect. Part 2.9(f) of the Company Disclosure Schedule: (i) accurately identifies (and the Company has provided to Parent an accurate and complete copy of) each letter or other written or electronic communication or correspondence that has been sent or otherwise delivered by or to any of the Acquired Corporations or any Representative of any of the Acquired Corporations since January 1, 2011 regarding any actual, alleged or suspected infringement or misappropriation of any Company Owned IP; and (ii) provides a brief description of the current status of the matter referred to in such letter, communication or correspondence.

            (g)   None of the Acquired Corporations and none of the exploitation of Company Owned IP, Company Services or Company Service Software infringes, violates or makes unlawful use of any Intellectual Property Right of, or contains any Intellectual Property misappropriated from, any other Person, or has ever infringed, misappropriated or otherwise violated any Intellectual Property Right of any other Person; provided that, with respect to patent and trademark rights, the foregoing statement is made only to the Knowledge of the Company. Notwithstanding anything to the contrary in this Agreement, Sections 2.9(g)-(i) contain the only representations or warranties made by the Company with respect to infringement, misappropriation or violation of Intellectual Property Rights of any other Person.

            (h)   No claim or Legal Proceeding with respect to infringement, misappropriation or violation of any Intellectual Property Right of any other Person is or, from January 1, 2011 through the date of this Agreement, has been pending or, to the Knowledge of the Company, threatened against any Acquired Corporation or, to the Knowledge of the Company, against any other Person who is, or has asserted to any Acquired Corporation in writing (or, to the Knowledge of the Company, other than in writing) that it is entitled to be indemnified, defended, held harmless or reimbursed by any Acquired Corporation with respect to such claim or Legal Proceeding (including any claim or Legal Proceeding that has been settled, dismissed or otherwise concluded), and, from January 1, 2011 through the date of this Agreement, none of the Acquired Corporations has received any written requests or written notices (or, to the Knowledge of the Company, other requests or notices) from any third party alleging that the Company or any other Acquired Corporation is obligated to indemnify, defend, or hold them harmless with respect to any such claim or Legal Proceeding.

            (i)    Since January 1, 2011, (A) none of the Acquired Corporations has received any written notice or other written communication relating to any actual, alleged or suspected infringement, misappropriation or violation of any Intellectual Property Right of another Person by any of the Acquired Corporations, the Company Services or the Company Service Software, and, (B) to the Knowledge of the Company, none of the Acquired Corporations has received any non-written notice or other non-written communication relating to any actual, alleged or suspected infringement, misappropriation or violation of any Intellectual Property Right of another Person by any of the Acquired Corporations, the Company Services or the Company Service Software (in the case of (A) and (B) including any letter or other communications suggesting or offering that the Company obtain a license to any Intellectual Property Rights of another Person in a manner that reasonably implies such infringement, misappropriation or violation).

            (j)    To the Knowledge of the Company, as of the date of this Agreement, none of the Company Service Software contains any bug, defect or error (including any bug, defect or error relating to or resulting from the display, manipulation, processing, storage, transmission or use of data) that materially and adversely affects the use, functionality or performance of such Company Service Software or any Company Service using, containing or including such Company Service Software.

            (k)   Part 2.9(k) of the Company Disclosure Schedule accurately identifies and describes: (i) each item of Open Source Code that is contained or embodied in, distributed with or used in the development of the Company Service Software or from which any part of the Company Service Software is derived; (ii) the version or versions of each such item of Open Source Code; (iii) the Company Service Software to which each such item of Open Source Code relates; and (iv) whether (and if so, how) each such item of Open Source Code has been distributed or modified by or for the Company. Each Acquired Corporation's use, marketing, distribution, licensing, and sale of Company Service Software does not materially violate any license terms applicable to any item of Open Source Code, and each Acquired Corporation has all rights in each item of Open Source Code disclosed, or required to be disclosed, in Part 2.9(k) of the Company Disclosure Schedule as needed for the Acquired Corporations to conduct the business of the Acquired Corporations as currently conducted, without material violation of any license terms pertaining to such Open Source Code. The Company has complied in all material respects with all applicable licensing terms pertaining to each item of Open Source Code disclosed, or required to be disclosed, in Part 2.9(k) of the Company Disclosure Schedule. No Company Service Software contains, is combined with, is derived from, is distributed, by or on behalf of any Acquired Corporation, with or is being or was developed using Open Source Code in a manner that, or using Open Source Code that is licensed, in connection with the manner in which such Open Source Code has been used by or on behalf of any Acquired Corporation, under terms that: (A) imposes or would impose a requirement or condition that any Company Service Software or part thereof (other than such Open Source Code): (1) be disclosed or distributed in source code form; (2) be licensed for the purpose of making modifications or derivative works; or (3) be redistributable at no charge; or (B) otherwise imposes or would impose any other material limitation, restriction, or condition on the right or ability of the Acquired Corporations to use or distribute any Company Service Software (other than such Open Source Code), other than requirements of attribution, copyright notices or warranty disclaimers, or restrictions on the use with code licensed under other incompatible open source licenses.

            (l)    No Company Source Code has been delivered, licensed or made available to any escrow agent or other Person (other than (i) employees of any Acquired Corporation and (ii) consultants and independent contractors working on behalf of any Acquired Corporation under a commercially reasonable form of nondisclosure agreement). None of the Acquired Corporations has any duty or obligation (whether present, contingent or otherwise) to deliver, license or make available any Company Source Code to any escrow agent or other Person. Part 2.9(l) of the Company Disclosure Schedule identifies each Company Contract pursuant to which any Acquired Corporation is or may become obligated pursuant to the terms thereof (with or without the passage of time, the occurrence of certain events or otherwise) to provide Company Source Code to any Person. No event has occurred, and, to the Knowledge of the Company, no circumstance or condition exists, that (with or without notice or lapse of time) will result in the delivery, license or disclosure of the source code for any Company Service Software from any escrow agent to any other Person.

            (m)  The Company IT Systems are in reasonably good working condition to effectively perform all information technology operations necessary to conduct the business of the Acquired Corporations, except as would not have and would not reasonably be expected to have or result, individually or in the aggregate, in a Company Material Adverse Effect. The Acquired Corporations maintain and are in compliance with policies and procedures regarding data security, back-up, disaster recovery and privacy that are commercially reasonable and, in any event are in compliance with all applicable Legal Requirements, except in any event as would not have and would not reasonably be expected to have or result, individually or in the aggregate, in a Company Material Adverse Effect. To the Knowledge of the Company, neither any Acquired Corporation, nor any subcontractor or agent of any Acquired Corporation, since January 1, 2011, has failed, or has had a material problem or non-conformity identified in, any audit (whether internal or external) of the Company IT Systems. To the Knowledge of the Company, since January 1, 2013, there have been no (i) material failures of computer services or other information technology assets that have caused disruptions that are material to the business of any Acquired Corporation, or (ii) security breaches relating to, violations of any security policy regarding or any unauthorized access of any data used in the business of any Acquired Corporation or (iii) legally required notices sent to individuals of any such information security event, incident, or breach.

            (n)   As of the date of this Agreement, no claim or Legal Proceeding relating to any and all Personal Data or other data and information concerning individuals used or disseminated by the Acquired Corporations since January 1, 2013 has been pending or, to the Knowledge of the Company, threatened in writing against any Acquired Corporation or, to the Knowledge of the Company, against any other Person who is, or has asserted or would reasonably be expected to assert that it is, entitled to be indemnified, defended, held harmless or reimbursed by any Acquired Corporation with respect to such claim or Legal Proceeding (including any claim or Legal Proceeding that has been settled, dismissed or otherwise concluded), and, since January 1, 2013, none of the Acquired Corporations has received any written requests or written notices from any third party alleging that the Company or any other Acquired Corporation is obligated to indemnify, defend, or hold them harmless with respect to any such claim or Legal Proceeding.

            (o)    Privacy Policies.     The Company, the Company Service Software and the collection, use and dissemination of any and all data and information concerning individuals by the Acquired Corporations, have complied at all times with the privacy policies and terms of use of the Acquired Corporations and with all applicable Legal Requirements relating to the collection, use, storage, dissemination or transfer of any such data or information or otherwise pertaining to privacy, User Data, Personal Data or spyware, to the Knowledge of the Company. Each registered user of any Acquired Corporation Web Site is presented with web site terms of use and privacy policy in the form Made Available to Parent, which are intended to be legally valid and enforceable. To the Knowledge of the Company, none of the execution, delivery or performance of this Agreement or any of the other agreements, documents or instruments referred to in this Agreement; the consummation of the Merger or any of the transactions contemplated by this Agreement will result in any violation of any privacy policy of any Acquired Corporation or terms of use of any Acquired Corporation Web Site or any applicable Legal Requirement pertaining to privacy, User Data or Personal Data. Part 2.9(o) of the Company Disclosure Schedule contains each Acquired Corporation Privacy Policy in effect at any time since May 22, 2012. At all times, to the Knowledge of the Company, the appropriate Acquired Corporation Privacy Policy was displayed on the applicable Acquired Corporation Web Site. To the Knowledge of the Company, none of the Acquired Corporations has obtained, collected, used or transferred any User Data, or possessed any data that is not publicly available in a manner where, if such collection, use or transfer violated or breached of any Acquired Corporation Privacy Policy, Company Contract, or applicable Legal Requirement, including the Telephone Consumer Protection Act, 47 U.S.C. § 227, EU Data Protection Directive 95/46/EC and the ePrivacy Directive 2002/58/EC as implemented by EU Member States (which in relation to the EU Data Protection Directive 95/46/EC and the ePrivacy Directive 2002/58/EC shall apply to all Personal Data whether User Data or otherwise).

            (p)    Ownership and Use of Data.     All Acquired Corporation Data is owned by the Acquired Corporations free and clear of all Encumbrances and is not subject to any Company

    Contract or the Acquired Corporations otherwise have all applicable rights as may be necessary in such Acquired Corporation Data to conduct the business of the Company as currently conducted. The Acquired Corporations have all necessary and required rights to use, reproduce, modify, create derivative works of, license, sublicense, distribute and otherwise exploit the data contained in the Acquired Corporation Data, in each case as such is conducted in connection with the operation of the business of each Acquired Corporation.

            (q)    Information Security.     All Company IT Systems have been properly maintained, in all material respects, by technically competent personnel, in accordance with standards set by the manufacturers or otherwise in accordance with standards prudent in the industry, including the Payment Card Industry Data Security Standard, as adopted by the PCI Security Standards Council, LLC (the "PCI DSS"), designed to ensure their proper operation, monitoring and use and the security of Personal Data and User Data. The Acquired Corporations have established and are in compliance in all material respects with a written information security program that: (i) includes administrative, technical and physical safeguards designed to safeguard the security, confidentiality, and integrity of transactions and Acquired Corporation Data; (ii) is designed to protect against unauthorized access to the Company IT Systems or Acquired Corporation Data and the systems of any third party service providers that have access to Acquired Corporation Data or Company IT Systems; and (iii) satisfies the requirements of the PCI DSS. To the Knowledge of the Company, none of the Acquired Corporations is in breach of any Contract related to any Company IT Systems or is aware of any event that, with the passage of time or the giving of notice, or both, would constitute a breach of any Company Contract related to any Company IT Systems or the requirements of the PCI DSS, except as disclosed in Part 2.9(q) of the Company Disclosure Schedule.

            (r)   The Acquired Corporations have taken commercially reasonable measures to provide for the back-up and recovery of the data and information necessary to the conduct of the business of the Acquired Corporations (including such data and information that is stored on magnetic or optical media in the ordinary course) without material disruption to, or material interruption in, the conduct of the business of the Acquired Corporations except as would not have and would not reasonably be expected to have or result, individually or in the aggregate, in a Company Material Adverse Effect.

            (s)    User Agreements.     Part 2.9(s) of the Company Disclosure Schedule accurately and completely identifies each Acquired Corporation User Agreement in effect at any time since April 23, 2013, and identifies, with respect to each Acquired Corporation User Agreement, the period of time during which such Acquired Corporation User Agreement was or has been in effect. Each Acquired Corporation User Agreement is binding and enforceable with respect to each and every applicable user of each Company Service Software.

          2.10    Contracts.

            (a)   Part 2.10 of the Company Disclosure Schedule identifies each Company Contract that constitutes a Significant Contract (as defined below) as of the date of this Agreement. For purposes of this Agreement, each of the following shall be deemed to constitute a "Significant Contract":

                (i)  any Contract identified or required to be identified in Part 2.9 of the Company Disclosure Schedule, and any Contract (including outsourcing agreements) pursuant to which any Person has developed or created any Intellectual Property for or on behalf of any Acquired Corporation that is currently used in and is material to any Company Service Software or any Company Service (it being understood that proprietary information agreements and similar agreements with: (A) employees of the Acquired Corporations; or (B) consultants or independent contractors of the Acquired

      Corporations that are natural persons, need not be disclosed in the Company Disclosure Schedules but each such Contract is deemed a Significant Contract);

               (ii)  any Contract (other than Company Employee Agreements or Personnel Agreements) relating to the provision of services to any Acquired Corporation, which services are material to the operations of the Acquired Corporations, taken as a whole, other than non-exclusive Contracts for any third-party services that are generally available to the public on standard commercial terms at a cost of less than $100,000 in any calendar year;

              (iii)  any Contract creating or relating to any partnership or joint venture or requiring any Acquired Corporation to share any revenues or profits with any other Person;

              (iv)  any Contract that provides for: (A) reimbursement of any Company Associate for, or advancement to any Company Associate of, legal fees or other expenses associated with any Legal Proceeding or the defense thereof; or (B) indemnification of any Company Associate;

               (v)  any Contract imposing any material restriction on the right or ability of any Acquired Corporation (or, after the Closing, Parent or its Subsidiaries): (A) to compete with any other Person; (B) to acquire any product or other asset or any services from any other Person, other than personnel non-solicitation restrictions; (C) to develop, sell, supply, distribute, offer, support or service any product or any technology or other asset to or for any other Person; (D) to perform services for any other Person; (E) to transact business with any other Person, other than personnel non-solicitation restrictions; (F) to develop or distribute any technology or other Intellectual Property; (G) to use any Intellectual Property, other than customary inbound license restrictions on the manner in which the applicable Intellectual Property licensed from another Person may be used; or (H) to manufacture any products;

              (vi)  any Contract: (A) involving the grant of "most favored nation" status to any Person or preferential rights to provide, sell or distribute any Company Service to any Person; or (B) granting an exclusive relationship between any Acquired Corporation and any other Person with respect to products or services;

             (vii)  any Contract that involves or relates to indebtedness for borrowed money (whether incurred, assumed, guaranteed or secured by any asset);

            (viii)  any Contract relating to the lease or sublease by any of the Acquired Corporations of any real property;

              (ix)  any Contract with: (A) a provider of transaction processing or settlement services for the funding of transfers initiated using Company Services; or (B) a top 20 Distribution Provider by transaction volume, for both the year ended December 31, 2014 and the three-month period ended March 31, 2015;

               (x)  any Contract (other than a Contract disclosed pursuant to clause "(ix)" above) that contemplates or involves the payment or delivery of cash or other consideration by any Acquired Corporation in an amount or having a value in excess of $1,000,000 individually, or $5,000,000 in the aggregate when taken together with all other Company Contracts involving such Person or such Person's Affiliates;

              (xi)  any Contract: (A) relating to the lease, license, disposition or acquisition (directly or indirectly) by any Acquired Corporation of a substantial portion of the assets of, or a substantial equity interest or other interests in, any other Entity or any business conducted by any other Entity; (B) pursuant to which any Acquired Corporation will acquire any real property; (C) for the acquisition or disposition of any business containing any profit sharing arrangements or "earn-out" arrangements, indemnification obligations of any Acquired Corporation or other contingent payment obligations; or (D) for the sale of any of the assets of any Acquired Corporation, other than in the ordinary course of business, or for the grant to any Person of any preferential rights to purchase any of the assets of any Acquired Corporation;

             (xii)  any other Contract that has been or would otherwise be required to be filed by the Company as a "material contract," or as an exhibit to the Company's Annual Report on Form 10-K, pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act; and

            (xiii)  any other Contract that is material to the Acquired Corporations taken as a whole.

            The Company has Made Available to Parent an accurate and complete copy of each Company Contract that constitutes a Significant Contract.

            (b)   Except Significant Contracts that have expired or terminated by their terms (other than as a result of a breach thereof by an Acquired Corporation), all of the Significant Contracts are valid and binding on the applicable Acquired Corporation, and, to the Knowledge of the Company, each other party thereto, as applicable, and in full force and effect, except as may be limited by bankruptcy, insolvency, moratorium and other similar applicable law affecting creditors' rights generally and by general principles of equity.

            (c)   Except as set forth in Part 2.10(c) of the Company Disclosure Schedule: (i) none of the Acquired Corporations has violated or breached, or committed any default under, any Company Contract; (ii) to the Knowledge of the Company, no other Person has violated or breached, or committed any default under, any Company Contract; (iii) to the Knowledge of the Company, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) would reasonably be expected to: (A) result in a violation or breach of any of the provisions of any Company Contract; (B) give any Person the right to declare a default under any Company Contract; (C) give any Person the right to receive or require a rebate, chargeback, penalty or change in delivery schedule under any Company Contract; (D) give any Person the right to accelerate the maturity or performance of any Company Contract that constitutes a Significant Contract; (E) result in the disclosure, release or delivery of any Company Source Code; or (F) give any Person the right to cancel, terminate or modify any Company Contract that constitutes a Significant Contract, and (iv) since January 1, 2011, none of the Acquired Corporations has received any written notice or, to the Knowledge of the Company, other communication regarding any violation or breach of, or default under, any Company Contract that constitutes a Significant Contract except as would not have and would not reasonably be expected to have or result, individually or in the aggregate, in a Company Material Adverse Effect.

          2.11    Liabilities.     None of the Acquired Corporations has, and, to the Knowledge of the Company, none of the Acquired Corporations is or may become responsible for performing or discharging, any accrued, contingent or other Liabilities except for: (a) liabilities identified as such, or reserved against, in the Audited Balance Sheet; (b) liabilities that have been incurred by the Acquired Corporations since the date of the Audited Balance Sheet in the ordinary course of business and consistent with past practices; (c) liabilities for performance of obligations of the Acquired Corporations pursuant to the express terms of Company Contracts; (d) liabilities to pay legal, investment banking and other professional advisory fees incurred by the Acquired Corporations in connection with the Merger; (e) liabilities described in Part 2.11 of the Company

  Disclosure Schedule; and (f) liabilities that would not reasonably be expected to have or result, individually or in the aggregate, in a Company Material Adverse Effect.

          2.12    Compliance with Legal Requirements.

            (a)   Each of the Acquired Corporations is, and has at all times since January 1, 2011 been, in compliance in all material respects with all applicable Legal Requirements, including Legal Requirements relating to money transmission, fund transfers, consumer protection, employment, privacy of information, commercial email, exportation of goods and services, including any Company Service, securities law matters, payment services law matters and Taxes, except as would not have and would not reasonably be expected to have or result, individually or in the aggregate, in a Company Material Adverse Effect. Since January 1, 2011, none of the Acquired Corporations has received any written notice or, to the Knowledge of the Company, other communication from any Governmental Body or any written notice from any other Person regarding any actual or possible violation in any material respect of, or failure to comply in any material respect with, any Legal Requirement. No Legal Proceeding is pending or, to the Knowledge of the Company, threatened alleging: (i) the non-compliance by any Acquired Corporations with any of the Legal Requirements set forth in Sections 2.12(b) or (c); or (ii) the non-compliance by any Acquired Corporations with any other Legal Requirements the adverse determination of which would reasonably be expected to have a Company Material Adverse Effect.

            (b)   Each of the Acquired Corporations is, and has at all times since January 1, 2011 been, in compliance in all material respects with the Bank Secrecy Act, USA PATRIOT Act, and all other applicable Legal Requirements related to financial recordkeeping or reporting, or the prevention of money laundering or terrorist financing (collectively, the "Anti-Money Laundering Laws"). None of the Acquired Corporations or any of their respective officers, directors, employees acting in their capacity as officers, directors or employees on behalf of any Acquired Corporation or, to the Knowledge of the Company, agents designated by the Company to act on behalf of the Company (collectively, the "Company Group"): (i) is in violation of any applicable Anti-Money Laundering Law or (ii) engages in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of offenses designated in any Legal Requirement implementing the "Forty Recommendations" and "Nine Special Recommendations" published by the Financial Action Task Force on Money Laundering.

            (c)   None of the Acquired Corporations and no member of the Company Group (i) is a Person, or is located in a country or territory (except in connection with business operations authorized by the regulations administered by OFAC), that is subject to sanctions administered by OFAC, (ii) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Embargoed Person (except pursuant to and as authorized by advisory opinions of, or licenses granted by, the regulations administered by OFAC), (iii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any applicable sanctions administered by OFAC or other applicable sanctions (except pursuant to and as authorized by advisory opinions of, or licenses granted by, the regulations administered by OFAC) or (iv) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the applicable prohibitions set forth in any of the foregoing clauses of this Section 2.12(c).

            (d)   Since January 1, 2011, none of the Acquired Corporations or any member of the Company Group has been denied a Money Transmitter License by any Governmental Body, or had any Money Transmitter License revoked or suspended.

          2.13    Certain Business Practices.

            (a)   None of the Acquired Corporations and no member of the Company Group, including in connection with the business of any Distribution Provider, correspondent or agent, has directly or indirectly made any unlawful contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to or for the benefit of any government official, candidate for public office, political party, political campaign or other Person, private or public, regardless of form, whether in money, property, or services: (i) for the purpose of (A) influencing any act or decision of such government official, candidate, party, campaign or other Person, (B) inducing such government official, candidate, party, campaign or other Person to do or omit to do any act in violation of a lawful duty, (C) obtaining or retaining business for or with any Person, (D) expediting or securing the performance of official acts of a routine nature or (E) otherwise securing any improper advantage; or (ii) in violation of the Foreign Corrupt Practices Act of 1977, 15 U.S.C. §§ 78dd-1, et seq., the UK Bribery Act 2012, any applicable Legal Requirements implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business or any other applicable international conventions or other applicable anti-bribery or anti-corruption related provisions in criminal and anti-competition laws in any applicable jurisdiction (collectively, the "Bribery Legislation").

            (b)   No Acquired Corporation or member of the Company Group is, or has at any time been, subject to any actual, pending, or threatened civil, criminal, or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions, or made any voluntary disclosures to any Governmental Body, involving the Company or any Company Subsidiary in any way relating to applicable Bribery Legislation.

            (c)   The Acquired Corporations have in place adequate procedures designed to prevent their directors, officers, employees, agents, representatives and Affiliates from unlawfully offering, promising or giving anything of value to another Person to obtain or retain business or an advantage in the conduct of the business of the Acquired Corporations.

            (d)   No Acquired Corporation or member of the Company Group has ever been debarred from bidding for or performing public contracts in any jurisdiction.

          2.14    Governmental Authorizations.

            (a)   The Acquired Corporations hold all Money Transmitter Licenses and any other material Governmental Authorizations necessary to enable the Acquired Corporations to conduct their respective businesses in the manner in which such businesses are currently being conducted. All such Governmental Authorizations are valid and in full force and effect, except as would not have and would not reasonably be expected to have or result, individually or in the aggregate, in a Company Material Adverse Effect. Each Acquired Corporation is, and at all times since January 1, 2011 has been, in compliance in all material respects with the terms and requirements of such Governmental Authorizations. Since January 1, 2011, none of the Acquired Corporations has received any notice or other communication from any Governmental Body regarding: (i) any actual or possible violation of or failure to comply with any term or requirement of any material Governmental Authorization; (ii) any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Governmental Authorization; or (iii) any failure to obtain or receive any material Governmental Authorization.

            (b)   Each Acquired Corporation has obtained all Export and Import Approvals required under Export and Import Control Laws. Each Acquired Corporation is, and has at all times since January 1, 2011 been, in material compliance with the terms of all applicable Export and Import Approvals and Export and Import Control Laws, and there are no pending or, to the Knowledge of the Company, threatened claims against any Acquired Corporation with respect to the Export and Import Approvals or Export and Import Control Laws. Part 2.14(b) of the Company Disclosure Schedule contains a true, correct and complete list of export control classifications applicable to the Company's products.

          2.15    Tax Matters.

            (a)   Each of the income, employment and other material Tax Returns required to be filed by or on behalf of the respective Acquired Corporations with any Governmental Body (the "Acquired Corporation Returns"): (i) has been filed on or before the applicable due date (including any extensions of such due date); and (ii) has been prepared in compliance with all applicable Legal Requirements. All amounts shown on the Acquired Corporation Returns to be due on or before the Closing Date have been or will be paid on or before the Closing Date. All Taxes due and payable by each Acquired Corporation (whether or not shown on an Acquired Corporation Return) has been timely paid.

            (b)   The Audited Balance Sheet fully accrues all material actual and contingent liabilities for Taxes with respect to all periods through the date thereof in accordance with GAAP. The Company will establish, prior to the Closing Date, in the ordinary course of business and consistent with its past practices, reserves adequate for the payment of all Taxes for the period from the date of the Audited Balance Sheet through the Closing Date.

            (c)   No Acquired Corporation and no Acquired Corporation Return is currently subject, nor has been subject, to a Tax audit, examination or other proceeding by any Governmental Body. No extension or waiver of the limitation period applicable to any of the Acquired Corporation Returns has been granted (by the Company or any other Person) which period (after giving effect to such extension or waiver) has not yet expired, and no such extension or waiver has been requested from any Acquired Corporation.

            (d)   No claim or Legal Proceeding is pending or has been threatened in writing against or with respect to any Acquired Corporation in respect of any Tax. There are no unsatisfied liabilities for Taxes with respect to any written notice of deficiency or similar document received by any Acquired Corporation. There are no liens or other Encumbrances for Taxes upon any of the assets of any of the Acquired Corporations except liens for Taxes not yet due and payable. None of the Acquired Corporations will be required to include any adjustment in taxable income for any tax period (or portion thereof) ending after the Closing Date pursuant to a closing agreement, an intercompany transaction, an instalment sale, the receipt of any prepaid amount, or Section 481 of the Code (or any comparable provision of U.S. state or local or non-U.S. Tax Legal Requirements) as a result of a change in method of accounting, in each case, prior to the Closing.

            (e)   Since January 1, 2011, no written notice has ever been delivered by any Governmental Body to an Acquired Corporation in a jurisdiction where an Acquired Corporation does not file a Tax Return that claims that such Acquired Corporation is or may be subject to taxation by that jurisdiction. None of the Acquired Corporations employs any Person in any jurisdiction outside of the United States with the exception of Guatemala.

            (f)    There are no Contracts relating to allocating or sharing of Taxes to which any Acquired Corporation is a party except for any Contracts between Acquired Corporations. None of the Acquired Corporations is liable for Taxes of any Person (other than an Acquired Corporation) pursuant to Treasury Regulation Section 1.1502-6 or any similar U.S. state or local or non-U.S. Legal Requirement or is a party to any Contract providing for payments by an Acquired Corporation with respect to any amount of Taxes of any other Person except any Contract the primary purpose of which is not the allocation of liabilities with respect to Taxes, but that provides tangentially for an allocation or apportionment of liabilities with respect to Taxes generated or related to such Contract.

            (g)   No Acquired Corporation has constituted either a "distributing corporation" or a "controlled corporation" within the meaning of Section 355(a)(1)(A) of the Code within the past two years. No Acquired Corporation is or has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

            (h)   No Acquired Corporation has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code or within the meaning of any similar Legal Requirement to which an Acquired Corporation may be subject, other than the affiliated group of which the Company is the common parent.

            (i)    The Company has Made Available to Parent accurate and complete copies of all income Tax Returns of the Acquired Corporations for all Tax years that remain open or are otherwise subject to audit (or the reopening of an audit).

            (j)    The Company has disclosed on its U.S. federal income Tax Returns in any year for which the statute of limitations has not expired all positions that would reasonably be expected to give rise to a material understatement penalty within the meaning of Section 6662 of the Code.

            (k)   No Acquired Corporation has participated in, or is currently participating in a "Reportable Transaction" within the meaning of Treasury Regulation Section 1.6011-4(b) or similar transaction under any corresponding or similar Legal Requirement.

            (l)    Except as set forth in Part 2.15(l) of the Company Disclosure Schedule, none of the Acquired Corporations has had a change of ownership for purposes of Sections 382 and 383 of the Code (or any similar U.S. state, local or municipal or non-U.S. Legal Requirement) as of the date of this Agreement.

            (m)  Each of the Acquired Corporations has withheld from each payment or deemed payment made to Company Associates or to its past or present suppliers, creditors, stockholders or other third parties all Taxes and other deductions required to be withheld and has, within the time and in the manner required by applicable Legal Requirements, paid such withheld amounts to the proper Governmental Bodies.

            (n)   The Acquired Corporations are in compliance with all material transfer pricing requirements in all jurisdictions in which the Acquired Corporations do business, and all of such transactions have been effected on an arm's length basis. The Company has Made Available to Parent all material intercompany Contracts relating to transfer pricing.

            (o)   None of the Acquired Corporations has granted any currently outstanding power of attorney with respect to Taxes.

          2.16    Employee and Labor Matters; Benefit Plans.

            (a)   Except as set forth in Part 2.16(a) of the Company Disclosure Schedule, the employment of each of the Acquired Corporations' employees who perform services within the United States is terminable by the applicable Acquired Corporation at will.

            (b)   Except as set forth in Part 2.16(b) of the Company Disclosure Schedule, to the Knowledge of the Company, as of the date of this Agreement: (i) no officer or other employee of any of the Acquired Corporations at the level of Vice President or above or having a base salary in excess of $200,000 (a "Key Employee"): (A) has provided written notice to any Acquired Corporation of any intention to terminate his or her employment with any of the Acquired Corporations; or (B) has notified any Acquired Corporation of any intention to terminate his or her employment with any of the Acquired Corporations as a result of the Merger or the other transactions contemplated by this Agreement; and (ii) no employee of any of the Acquired Corporations is a party to or is bound by any confidentiality agreement, noncompetition agreement or other Contract with any Person other than any of the Acquired Corporations that may have a material effect on the business or operations of any of the Acquired Corporations.

            (c)   As of the date of this Agreement, none of the Acquired Corporations is a party to, or has a duty to bargain for, any collective bargaining agreement or other Contract with a labor organization or works council representing any of its employees and there are no labor organizations or works councils representing, purporting to represent or, to the Knowledge of the Company, seeking to represent any employees of any of the Acquired Corporations. There has not been any strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute, union organizing activity, or any threat thereof, or any similar activity or dispute, affecting any of the Acquired Corporations or any of their employees. There is not now pending, and, to the Knowledge of the Company, no Person has threatened to commence, any such strike, slowdown, work stoppage, lockout, job action, picketing, labor dispute or union organizing activity or any similar activity or dispute. There is no material claim or material grievance pending or, to the Knowledge of the Company, threatened relating to any employment Contract, wages and hours, plant closing notification, employment statute or regulation, privacy right, labor dispute, workers' compensation policy or long-term disability policy, safety, retaliation, immigration or discrimination matters involving any Company Associate, including charges of unfair labor practices or harassment complaints.

            (d)   To the Knowledge of the Company, no misclassification of any current or former independent contractors, consultants, temporary workers, outsourced workers, leased employees or other non-employee service providers of any of the Acquired Corporations would reasonably be expected to result in a material Liability to any Acquired Corporation.

            (e)   The Company has set forth in Part 2.16(e) of the Company Disclosure Schedule a list of all employees and other service providers (including independent contractors) of the Acquired Corporations as of the date of this Agreement, and correctly reflects with respect to each such employee or other service provider, as applicable: (i) date of hire; (ii) job titles and position; (iii) rate of pay or annual salary; (iv) visa status; (v) any promises made to him or her with respect to changes or additions to compensation or benefits; and (vi) whether he or she is not fully available to perform work because of disability or other leave and the date he or she is expected to return to active service.

            (f)    The Company has set forth in Part 2.16(f) of the Company Disclosure Schedule an accurate and complete list, by country and as of the date hereof, of each material Company Employee Plan and each Company Employee Agreement. None of the Acquired Corporations intends, and none of the Acquired Corporations has committed, to establish or enter into any new Company Employee Plan or Company Employee Agreement, or to modify any Company Employee Plan or Company Employee Agreement (except to conform or seek the approval of any such Company Employee Plan or Company Employee Agreement to satisfy applicable Legal Requirements).

            (g)   The Company has Made Available to Parent, to the extent applicable, accurate and complete copies of: (i) all material documents setting forth the terms of each Company Employee Plan and each Company Employee Agreement, including all amendments thereto and all related trust documents; (ii) the most recent annual report (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under applicable Legal Requirements in connection with each Company Employee Plan; (iii) if the Company Employee Plan is subject to the minimum funding standards of Section 302 of ERISA, the most recent annual and periodic accounting of Company Employee Plan assets, if any; (iv) the most recent summary plan description required under ERISA or any similar Legal Requirement with respect to each Company Employee Plan; (v) all material written Contracts relating to each Company Employee Plan, including administrative service agreements and group insurance contracts, other than any written agreements with employees of the Acquired Corporations relating to Company Equity Awards or the Company Equity Plans; (vi) all material correspondence since January 1, 2012 to or from any Governmental Body relating to any Company Employee Plan; (vii) if applicable, all nondiscrimination tests required under the Code for each Company Employee Plan intended to be qualified under Section 401(a) of the Code for the most recent plan year; and (viii) the most recent IRS determination or opinion letter issued with respect to each Company Employee Plan intended to be qualified under Section 401(a) of the Code.

            (h)   Each of the Acquired Corporations has performed in all material respects all obligations required to be performed by it under each Company Employee Plan, and each Company Employee Plan has been established and maintained in all material respects in accordance with its terms and with all applicable provisions of ERISA, the Code and other Legal Requirements. Any Company Employee Plan intended to be qualified under Section 401(a) of the Code has obtained a favorable determination letter (or opinion letter, if applicable) as to its qualified status under the Code. All Company Employee Plans required to have been approved by any non-U.S. Governmental Body have been so approved, no such approval has been revoked (or, to the Knowledge of the Company, has revocation been threatened) and, to the Knowledge of the Company, no event has occurred since the date of the most recent approval or application therefor relating to any such Company Employee Plan that would reasonably be expected to materially affect any such approval relating thereto or materially increase the costs relating thereto. Each Company Employee Plan intended to be tax qualified under applicable Legal Requirements is, to the Knowledge of the Company, so tax qualified, and, to the Knowledge of the Company, no event has occurred and no circumstance or condition exists that would reasonably be expected to result in the disqualification of any such Company Employee Plan. No "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan. Each Company Employee Plan (other than any Company Employee Plan to be terminated prior to the Effective Time in accordance with this Agreement) can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without Liability to Parent or any of the Acquired Corporations (other than any Liability for ordinary administration expenses). There are no audits or inquiries pending or, to the Knowledge of the Company, threatened by the IRS, the United States Department of Labor or any other Governmental Body with respect to any Company Employee Plan. None of the Acquired Corporations has ever incurred: (i) any material penalty or tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code; or (ii) any material penalty or Tax under applicable Legal Requirements. Each of the Acquired Corporations has timely made all contributions and other payments required by and due under the terms of each Company Employee Plan.

            (i)    None of the Acquired Corporations, and no Company Affiliate, has ever maintained, established, sponsored, participated in or contributed to any: (i) Company Employee Plan subject to Title IV of ERISA; (ii) "multiemployer plan" within the meaning of Section (3)(37) of ERISA; or (iii) plan described in Section 413 of the Code. No Company Employee Plan is or has been funded by, associated with or related to a "voluntary employees' beneficiary association" within the meaning of Section 501(c)(9) of the Code. No Company Employee Plan subject to ERISA holds stock of any of the Acquired Corporations as a plan asset. Except as would not otherwise result in a Company Material Adverse Effect, the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance, or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, with respect to all current and former participants in such Foreign Plan according to the reasonable actuarial assumptions and valuations most recently used to determine employer contributions to and obligations under such Foreign Plan, and neither the Merger nor any of the other transactions contemplated by this Agreement will cause any such assets or insurance obligations to be less than such benefit obligations.

            (j)    None of the Acquired Corporations maintains, sponsors or contributes to any Company Employee Plan that is an employee welfare benefit plan (as such term is defined in Section 3(1) of ERISA) and that is, in whole or in part, self-funded or self-insured. No Company Employee Plan provides (except at no cost to the Acquired Corporations), or reflects or represents any Liability of any of the Acquired Corporations to provide, post-termination or retiree life insurance, post-termination or retiree health benefits or other post-termination or retiree employee welfare benefits to any Person for any reason, except as may be required by COBRA or other applicable Legal Requirements. Other than commitments made that involve no future costs to any of the Acquired Corporations, none of the Acquired Corporations has ever represented, promised or contracted (whether in oral or written form) to any Company Associate (either individually or to Company Associates as a group) or any other Person that such Company Associate(s) or other Person would be provided with post-termination or retiree life insurance, post-termination or retiree health benefit or other post-termination or retiree employee welfare benefits, except to the extent required by applicable Legal Requirements. There are no liabilities of the Acquired Corporations with respect to any Company Employee Plan that are not properly accrued and reflected in the financial statements of the Company in accordance with GAAP.

            (k)   Except as expressly required or provided by this Agreement, neither the execution of this Agreement nor the consummation of the Merger or any of the transactions contemplated by this Agreement would reasonably be expected to (either alone or upon the occurrence of termination of employment) constitute an event under any Company Employee Plan, Company Employee Agreement, trust or loan that may result (either alone or in connection with any other circumstance or event) in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Company Associate, or to create or otherwise result in any Liability with respect to any Company Employee Plan.

            (l)    Each of the Acquired Corporations: (i) is in compliance in all material respects with any Order or arbitration award of any court, arbitrator or any Governmental Body respecting employment, employment practices, terms and conditions of employment, wages, hours or other labor related matters; and (ii) has withheld and reported all amounts required by applicable Legal Requirements or by Contract to be withheld and reported with respect to wages, salaries and other payments to Company Associates. No Acquired Corporation or Company Affiliate: (A) is liable for any arrears of wages or any taxes or any interest or penalty for failure to comply with the Legal Requirements applicable of the foregoing; or (B) is liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body with respect to unemployment compensation benefits, social security, social charges or other benefits or obligations for Company Associates (other than routine payments to be made in the normal course of business and consistent with past practice).

            (m)  There is no agreement, plan, arrangement or other Contract covering any director or officer or other employee of an Acquired Corporation, and no payments have been made or will be made to any director or officer or other employee of an Acquired Corporation, that, considered individually or considered collectively with any other such Contracts or payments, will, or would reasonably be expected to, result in any payment that will not be deductible by the Acquired Corporations by reason of Section 280G of the Code, or give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 162(m) of the Code (or any comparable provision under U.S. state or local or non-U.S. Tax Legal Requirements). No Acquired Corporation is a party to or has any obligation under any Contract to compensate any Person for excise taxes payable pursuant to Section 4999 of the Code or any taxes required by Section 409A of the Code.

            (n)   To the Knowledge of the Company, neither: (i) the execution or delivery of this Agreement; nor (ii) the carrying on of the business of any Acquired Corporation as presently conducted or any activity of any director or officer or other employee of an Acquired Corporation in connection with the carrying on of the business of any Acquired Corporation as currently conducted, will or would reasonably be expected to conflict with, result in a breach of the terms, conditions or provisions of or constitute a default under any Contract by which any such director or officer or other employee is now bound.

            (o)   Since January 1, 2011, none of the Acquired Corporations has effectuated a "plant closing," partial "plant closing," "relocation", "mass layoff" or "termination" (as defined in the Worker Adjustment and Retraining Notification Act or any similar Legal Requirement) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of any of the Acquired Corporations.

            (p)   Each Company Employee Plan that is subject to Section 409A of the Code has been operated and administered in material compliance with Section 409A of the Code.

          2.17    Environmental Matters.

            (a)   Since January 1, 2011, none of the Acquired Corporations has received any written notice or, to the Knowledge of the Company, other communication from any Governmental Body or any written notice from any citizens group, Company Associate or otherwise, that alleges that any of the Acquired Corporations is not or might not be in compliance with any Environmental Law (as defined in Section 2.17(d)), except as would not have and would not reasonably be expected to have or result in a Company Material Adverse Effect. To the Knowledge of the Company, there are no circumstances that may prevent or interfere with the compliance by any of the Acquired Corporations with any Environmental Law in the future, except as would not have and would not reasonably be expected to have or result in a Company Material Adverse Effect.

            (b)   To the Knowledge of the Company: (i) all Leased Real Property and any other property that is or was controlled or used by any of the Acquired Corporations, and all surface water, groundwater and soil associated with or adjacent to such property, is free of any material amount of any Materials of Environmental Concern (as defined in Section 2.17(d)) or material environmental contamination of any nature; (ii) none of the Leased Real Property or any other property that is or was controlled or used by any of the Acquired Corporations contains any underground storage tanks, asbestos, equipment using PCBs or underground injection wells; and (iii) none of the Leased Real Property or any other property that is or was controlled or used by any of the Acquired Corporations contains any septic tanks in which process wastewater or any Materials of Environmental Concern have been Released (as defined in Section 2.17(d)).

            (c)   To the Knowledge of the Company, no Acquired Corporation has ever sent or transported, or arranged to send or transport, any Materials of Environmental Concern to a site that, pursuant to any applicable Environmental Law: (i) has been placed on the "National Priorities List" of hazardous waste sites or any similar U.S. state or local or non-U.S. list; (ii) is otherwise designated or identified as a potential site for remediation, cleanup, closure or other environmental remedial activity; or (iii) is subject to a Legal Requirement to take "removal" or "remedial" action as detailed in any applicable Environmental Law or to make payment for the cost of cleaning up any site.

            (d)   For purposes of this Agreement: (i) "Environmental Law" means any Legal Requirement relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Legal Requirement relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern; (ii) "Materials of Environmental Concern" include chemicals, pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other substance that is now or hereafter regulated by any Environmental Law; and (iii) "Release" means any spilling, leaking, emitting, discharging, depositing, escaping, leaching, dumping or other releasing into the environment, whether intentional or unintentional.

          2.18    Insurance.     Part 2.18 of the Company Disclosure Schedule sets forth a complete and correct list of (i) all material insurance policies owned or held by any Acquired Corporation or pursuant to which any of the Acquired Corporations is a named insured or otherwise a beneficiary and (ii) the annual premium for the Company's current fiscal year for the Company's D&O Insurance. Each material insurance policy and self-insurance program or arrangement relating to the business, assets or operations of any of the Acquired Corporations is in full force and effect. Since January 1, 2011, none of the Acquired Corporations has received any written notice regarding any actual or possible: (a) cancellation or invalidation of any material insurance policy; (b) refusal of any coverage or rejection of any material claim under any material insurance policy; or (c) material adjustment in the amount of the premiums payable with respect to any material insurance policy. There is no pending: (i) material workers' compensation claim; or (ii) other claim involving an amount in excess of $100,000 in any individual case or $500,000 in the aggregate, in each case under or based upon any insurance policy of any of the Acquired Corporations, except for routine claims with respect to the Company's welfare plans, including medical insurance policies. The Acquired Corporations have given notice to each such insurer of all material claims that have arisen since January 1, 2011 and may be insured thereby.

          2.19    Transactions with Affiliates.     Except as set forth in the Company SEC Documents filed with the SEC prior to the date of this Agreement, during the period commencing on the date of the Company's last proxy statement filed with the SEC through the date of this Agreement, no event has occurred and no circumstance has existed that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

          2.20    Legal Proceedings; Orders.

            (a)   Except as set forth in Part 2.20(a) of the Company Disclosure Schedule and except as would not be and would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Corporations taken as a whole: (i) there is no pending Legal Proceeding; and (ii) to the Knowledge of the Company: (A) no Governmental Body has threatened to commence any Legal Proceeding; and (B) no other Person has threatened in writing to commence any Legal Proceeding, in the case of clauses "(i)" and "(ii)" of this sentence: (1) that involves: (A) any of the Acquired Corporations (including any Legal Proceeding in which (x) any Person has demanded that any Acquired Corporation indemnify such Person in connection therewith or (y) any Acquired Corporation has agreed to defend such Person); (B) any securities of any of the Acquired Corporations; or (C) any alleged action or omission on the part of any director or officer of any Acquired Corporation in his or her capacity as such; or (2) that challenges, or that would reasonably be expected to have the effect of preventing, materially delaying, making illegal or otherwise interfering with, the Merger or any of the other transactions contemplated by this Agreement.

            (b)   There is no Order to which any of the Acquired Corporations, or any of the assets owned or used by any of the Acquired Corporations, is subject, except as would not be and would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Corporations taken as a whole. To the Knowledge of the Company, no officer or other Key Employee of any of the Acquired Corporations is subject to any Order that prohibits such officer or other employee from engaging in or continuing any conduct, activity or practice relating to the business of any of the Acquired Corporations as it is currently conducted, and except as would not be and would not reasonably be expected to be, individually or in the aggregate, material to the Acquired Corporations taken as a whole.

          2.21    Authority; Binding Nature of Agreement.     Each Acquired Corporation has all requisite corporate right, power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and to consummate the Merger and the other transactions contemplated by this Agreement, subject only to adoption of this Agreement by the Requisite Stockholder Approval (as defined in Section 2.23). The Company Board (at a meeting duly called and held) has unanimously: (a) determined that the Merger is in the best interests of the Company and its stockholders; and (b) declared this Agreement, the Merger and the other transactions contemplated by this Agreement advisable. The Company Board (at a meeting duly called and held) has unanimously: (i) authorized and approved the execution, delivery and performance of this Agreement by the Company and approved this Agreement, the Merger and the other transactions contemplated by this Agreement; and (ii) recommended the adoption of this Agreement and the approval of the Merger by the holders of Company Common Stock and directed that this Agreement and the Merger be submitted for consideration by the Company's stockholders at the Company Stockholders' Meeting (as defined in Section 5.2(a)). This Agreement and each other Transaction Document has been duly and validly executed and delivered by each of the applicable Acquired Corporations and, assuming the due authorization, execution and delivery by Parent and Merger Sub of this Agreement and each other Transaction Document to which Parent or Merger Sub is a party, constitutes the legal, valid and binding obligation of the Company and each other applicable Acquired Corporation, enforceable against the Company and each other applicable Acquired Corporation in accordance with its terms, subject to: (A) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (B) rules of law governing specific performance, injunctive relief and other equitable remedies.

          2.22    Inapplicability of Anti-takeover Statutes.     The Company Board has taken, and during the Pre-Closing Period (as defined in Section 4.1) the Company Board will take, all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 203 of the

  DGCL are not, and will not be, applicable to the execution, delivery or performance of this Agreement or the Support Agreements or to the consummation of the Merger or any of the other transactions contemplated by this Agreement. The Company Board has taken such actions and votes as are necessary to render the provision of any "fair price," "moratorium," "control share acquisition" or other similar anti-takeover Legal Requirements or any anti-takeover provision in the Company's certificate of incorporation or by-laws inapplicable to the Merger, the Support Agreements, this Agreement or any of the other transactions contemplated by this Agreement.

          2.23    Vote Required.     The affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding on the record date for the Company Stockholders' Meeting (the "Requisite Stockholder Approval") is the only vote of the holders of any class or series of the Company's capital stock necessary to adopt this Agreement, approve the Merger or consummate the transactions contemplated by this Agreement.

          2.24    Non-Contravention; Consents.

            (a)   Assuming compliance with (and receipt of all required approvals under) the applicable provisions of the HSR Act, any non-U.S. antitrust or competition law, the rules and regulations of NASDAQ and the Legal Requirements governing the Acquired Corporations' Money Transmitter Licenses, neither (1) the execution or delivery of any Transaction Document by any Acquired Corporation, nor (2) the consummation of the Merger or any of the other transactions contemplated by this Agreement, will or would reasonably be expected to, directly or indirectly (with or without notice or lapse of time or both):

                (i)  contravene, conflict with or result in a violation of: (A) any of the provisions of the Certificate of Incorporation or Bylaws of the Company or the charter or other organizational documents of any of the other Acquired Corporations; or (B) any resolution adopted by the stockholders, the board of directors (or similar body) or any committee of the board of directors (or similar body) of any of the Acquired Corporations;

               (ii)  contravene, conflict with or result in a violation of, or give any Governmental Body or other Person the right to challenge the Merger or any of the transactions contemplated by this Agreement or to exercise any remedy to obtain any relief under, any Legal Requirement or any Order to which any of the Acquired Corporations, or any of the assets owned or used by any of the Acquired Corporations, is subject;

              (iii)  contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by any of the Acquired Corporations or that otherwise relates to the business of any of the Acquired Corporations as currently conducted or to any of the assets owned or used by any of the Acquired Corporations;

              (iv)  contravene, conflict with or result in a violation or breach of, or result in a termination (or right of termination) or default under, any provision of any Company Contract that constitutes a Significant Contract, or give any Person the right to: (A) declare a default or exercise any remedy under any Company Contract that constitutes a Significant Contract; (B) accelerate the maturity or performance of any Company Contract that constitutes a Significant Contract; or (C) cancel, terminate or modify any right, benefit, obligation or other term of any Company Contract that constitutes a Significant Contract;

               (v)  result in the imposition or creation of any Encumbrance upon or with respect to any asset owned or used by any of the Acquired Corporations (except for liens that will not, in any case or in the aggregate, materially detract from the value of the assets subject thereto or materially impair the operations of any of the Acquired Corporations); or

              (vi)  result in, or increase the likelihood of, the disclosure or delivery to any escrowholder or other Person of any Company Owned IP (including Company Source Code), or the transfer of any material asset of any of the Acquired Corporations to any Person;

    except, in the case of clauses "(i)" through "(vi)" of this sentence, as would not and would not reasonably be expected to be material to the Acquired Corporations taken as a whole or prevent, materially delay or materially impair the consummation of the Merger or the other transactions contemplated by this Agreement.

          Except for: (1) disclosure and the filing of proxy materials required under the rules and regulations of the SEC or NASDAQ (as they relate to the Proxy Statement); (2) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State; (3) those matters, regulatory consents, approvals and waivers, set forth in Part 2.24 of the Company Disclosure Schedule; and (4) as may be required under the HSR Act or any applicable foreign antitrust or competition laws, none of the Acquired Corporations was, is or will be required to make any registration, declaration or filing with or give any notice to, or to obtain any Consent from, any Person in connection with: (x) the execution, delivery or performance of any Transaction Document; or (y) the consummation of the Merger or any of the other transactions contemplated by this Agreement. Part 2.24 of the Company Disclosure Schedule sets forth (I) each jurisdiction in which any Acquired Corporation holds any Money Transmitter Licenses; (II) each jurisdiction in which any Acquired Corporation has applications pending for any Money Transmitter Licenses; (III) to the extent any Acquired Corporation does not have a Money Transmitter License in a particular jurisdiction and a Money Transmitter License is generally required for such Acquired Corporation to engage in conduct regulated by the Money Transmission Laws in such jurisdiction, a general description of the contractual or other arrangements currently in place upon which such Acquired Corporation relies upon as a basis for engaging in such conduct in such jurisdiction without a Money Transmitter License; and (IV) each jurisdiction which would require any Acquired Corporation to obtain a Money Transmitter License in order to engage in conduct regulated by the Money Transmitter Requirements in such jurisdiction if such Acquired Corporation did not have a contractual or other arrangement contemplated by clause "(III)," and indicates whether any consent or approval from, or notice to or registration with, any Governmental Body is required in connection with the Merger or the other transactions contemplated by this Agreement.

          2.25    Fairness Opinions.     The Company Board has received (i) the opinion of Qatalyst Partners LP, which the Company Board has retained as its financial advisor in connection with the Merger (the "Financial Advisor") and (ii) the opinion of Needham & Company, LLC, each to the effect that, as of the date of such opinion and subject to the limitations, qualifications and assumptions set forth therein, the consideration to be received by the holders of Company Common Stock, other than Parent or any affiliates of Parent, pursuant to this Agreement is fair, from a financial point of view, to such holders. Copies of such opinions have been or will be provided to Parent for information purposes only. As of the date of this Agreement, neither opinion has been withdrawn or revoked or otherwise modified in any material respect.

          2.26    No Brokers.     Except for Needham & Company, LLC and the Financial Advisor, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the other transactions contemplated in this Agreement based upon arrangements made by or on behalf of any of the Acquired Corporations. The Company has furnished to Parent or its Representatives accurate and complete copies of all agreements under which any such fees, expenses, commissions or other amounts have been paid or may become payable.

          2.27    Proxy Statement.     The Proxy Statement will comply in all material respects with the applicable Legal Requirements. None of the information supplied by any of the Acquired Corporations for inclusion or incorporation by reference in the Proxy Statement will, at the date of mailing to stockholders of the Company or at the time of the Company Stockholders' Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Section 3.    REPRESENTATIONS AND WARRANTIES OF PARENT COMPANIES

        Each of the Parent Companies represents and warrants to the Company as follows:

          3.1    Due Organization; Etc.     Each Parent Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Parent has delivered or made available to Company or Company's Representatives prior to the date of this Agreement accurate and complete copies of the certificate of incorporation, bylaws and other charter and organizational documents of Merger Sub, including all amendments thereto, in each case as in effect as of the date of this Agreement. Immediately prior to the Effective Time, Parent will own, directly or indirectly, all outstanding stock of Merger Sub.

          3.2    Authority; Noncontravention.

            (a)   Each Parent Company has the corporate right, power and authority to enter into and to perform its respective obligations under this Agreement. The execution, delivery and performance by such Parent Company of this Agreement have been duly authorized by all necessary action on the part of the Parent Companies and their respective boards of directors. The board of directors of Merger Sub has determined: (i) that the Merger is fair to, and in the best interests of, Merger Sub and its stockholders; and (ii) to recommend that Parent, as the sole stockholder of Merger Sub, adopt this Agreement and approve the Merger. This Agreement has been duly adopted immediately following its execution by Parent as the sole stockholder of Merger Sub in accordance with the DGCL.

            (b)   Except for: (i) disclosure required under the rules and regulations of the SEC or NASDAQ (as they relate to the Proxy Statement); (ii) as may be required under the HSR Act or any applicable foreign antitrust or competition laws, (iii) as may be required under any Money Transmitter Requirements; and (iv) as would not have a material adverse effect on Parent's or Holdings' ability to consummate the Merger, no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Body is required by any Parent Company in connection with the execution and delivery of this Agreement or the consummation of the Merger or any of the other transactions contemplated by this Agreement.

          3.3    Binding Nature of Agreement.     This Agreement has been duly and validly executed and delivered by each Parent Company and, assuming the due authorization, execution and delivery of this Agreement by the Company, constitutes the legal, valid and binding obligation of each Parent Company, enforceable against them in accordance with its terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

          3.4    No Vote Required.     No vote of the holders of Parent or Holdings Common Stock is required to authorize the Merger.

          3.5    Financing.    As of the date hereof, Parent and Holdings have, and, as of the Effective Time, Parent and Holdings will have, sufficient cash, available lines of credit or other sources of readily available funds to enable it to pay all amounts required to be paid as Merger Consideration in the Merger on the Closing Date.

          3.6    Disclosure.    None of the information to be supplied by or on behalf of Parent to the Company specifically for inclusion in the Proxy Statement will, at the time the Proxy Statement is mailed to the stockholders of the Company or at the time of the Company Stockholders' Meeting (or any adjournment or postponement thereof), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          3.7    Absence of Litigation.     As of the date of this Agreement, there is no Legal Proceeding pending and served or, to the Knowledge of Parent, pending and not served or threatened against Holdings, Parent or Merger Sub that would reasonably be expected to materially and adversely affect Parent's or Merger Sub's ability to consummate the transactions contemplated by this Agreement. As of the date of this Agreement, none of Holdings, Parent or Merger Sub is subject to any Order that would reasonably be expected to materially and adversely affect Parent's or Merger Sub's ability to consummate the transactions contemplated by this Agreement.

          3.8    Ownership of Company Common Stock.     Prior to the execution of this Agreement and the Support Agreements, none of Holdings, Parent or Merger Sub is, nor at any time for the past three years has been, an "interested stockholder" of the Company as defined in Section 203 of the DGCL. Prior to the execution of this Agreement and the Support Agreements, none of Holdings, Parent or any of their Subsidiaries directly or indirectly owns, and at all times for the past three years, none of them has owned, beneficially or otherwise, any shares of Company Common Stock or any securities, contracts or obligations convertible into or exercisable or exchangeable for shares of Company Common Stock.

        Section 4.    CERTAIN COVENANTS OF THE COMPANY

          4.1    Access and Investigation.     During the period from the date of this Agreement through the Effective Time (the "Pre-Closing Period"), the Company shall, and shall cause the respective Representatives of the Acquired Corporations to: (a) provide Parent and Parent's Representatives with reasonable access to the Acquired Corporations' Representatives, assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to the Acquired Corporations; and (b) promptly furnish Parent and Parent's Representatives with such copies of the existing books, records, Tax Returns, work papers and other documents and information relating to the Acquired Corporations, and with such additional financial, operating and other data and information regarding the Acquired Corporations, as Parent may reasonably request. During the Pre-Closing Period, the Company shall permit Parent's senior officers to meet, upon reasonable notice and during normal business hours, with the chief financial officer, the interim chief financial officer and other officers of the Company responsible for the Company's financial statements and the internal controls of the Acquired Corporations to discuss such matters as Parent may deem necessary or appropriate in order to enable Parent to satisfy its obligations under the Sarbanes-Oxley Act and all other applicable Legal Requirements. Without limiting the generality of any of the foregoing, but subject to applicable United States and foreign antitrust and competition laws, during the Pre-Closing Period, the Company shall promptly provide Parent with copies of:

              (i)  all material operating and financial reports prepared by the Acquired Corporations for the Company's senior management, including: (A) copies of the unaudited monthly consolidated balance sheets of the Acquired Corporations and the related unaudited monthly consolidated statements of operations, statements of stockholders' equity and statements of cash flows; and (B) copies of any sales forecasts, marketing plans, development plans, discount reports, write-off reports, hiring reports, capital expenditure reports or reports relating to information set forth in Part 2.7(c) of the Company Disclosure Schedule prepared for the Company's senior management; and

             (ii)  any written materials or communications sent by or on behalf of the Company to its stockholders not otherwise publicly available.

  Notwithstanding the foregoing, any such access, investigation or consultation shall be conducted in such a manner as not to interfere unreasonably with the business or operations of the Acquired Corporations or otherwise interfere unreasonably with the normal operation of the Acquired Corporations. All requests for information made pursuant to this Section 4.1 shall be directed to the executive officers or any other Person designated by the Company. None of the Acquired Corporations shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its clients, waive the attorney-client privilege of any of the Acquired Corporations or contravene any Legal Requirement or binding agreement entered into prior to the date of this Agreement or provide access to or otherwise make available any information relating to the process conducted by the Company that led to the execution of this Agreement. The parties hereto will use commercially reasonable efforts to make appropriate substitute arrangements under circumstances in which the restrictions of the preceding sentence apply. With respect to the information disclosed pursuant to this Section 4.1, Parent shall comply with, and shall instruct the applicable Representatives of Parent to comply with, all of its confidentiality obligations under the Confidentiality Agreement.

          4.2    Operation of the Company's Business.

            (a)   During the Pre-Closing Period, except for actions required to consummate the Merger and the transactions expressly contemplated by this Agreement or as set forth on Part 4.2(a) of the Company Disclosure Schedule: (i) the Company shall ensure that each of the Acquired Corporations conducts its business and operations in the ordinary course and in accordance with past practices (including with respect to closing the Company's books at the end of each calendar month); (ii) the Company shall use commercially reasonable efforts to ensure that each of the Acquired Corporations preserves intact its current business organization, keeps available the services of its current officers, other Company Associates and service providers and maintains its relations and goodwill with all suppliers, distributors, Distribution Providers, customers, landlords, creditors, licensors, licensees, employees and other Persons having significant business relationships with the respective Acquired Corporations and with all Governmental Bodies; and (iii) the Company shall promptly notify Parent of: (A) any claim asserted by any Governmental Body; (B) any claim asserted in writing by any Person other than a Governmental Body; (C) any Legal Proceeding commenced; or (D) any Legal Proceeding, to the Knowledge of the Company, threatened in writing; in the case of clauses "(A)" through "(D)" against, relating to, involving or otherwise affecting any of the Acquired Corporations that relates to the Merger or any of the transactions contemplated by this Agreement.

            (b)   Without limiting the generality of the foregoing, during the Pre-Closing Period, except for actions required to consummate the Merger and the other transactions contemplated by this Agreement or except as set forth on Part 4.2(b) of the Company Disclosure Schedule, the Company shall not (without the prior written consent of Parent which shall not be unreasonably withheld), and the Company shall ensure that each of the other Acquired Corporations does not (without the prior written consent of Parent which shall not be unreasonably withheld);

                (i)  declare, accrue, set aside or pay any dividend or make any other distribution payable in cash, stock, property or otherwise, in respect of any share capital, or repurchase, redeem or otherwise reacquire any share capital or other securities, other than to repurchase, in full compliance with applicable Legal Requirements, restricted shares of Company Common Stock held by an employee upon the termination of such employee's employment or enter into any agreement with respect to the voting of its capital stock;

               (ii)  sell, issue, grant or authorize the sale, issuance or grant of: (A) any share of capital stock or other security; (B) any option, call, warrant or right to acquire any share of capital stock or other security; or (C) any instrument convertible into or exchangeable for any share of capital stock or other security (except that: (1) the Company may issue shares of Company Common Stock upon the valid exercise or vesting of Company Equity Awards that were outstanding as of the date of this Agreement; and (2) the Company may, in the ordinary course of business and consistent with past practices, grant Company Stock-Based Awards, other than Company Performance Share Awards, to a maximum of 30 newly-hired employees of the Company, none of whom shall be Key Employees, and pursuant to which no more than 150,000 shares of Company Common Stock in the aggregate may be issued, provided that such Company Stock-Based Awards: (x) shall not contain any "single-trigger," "double-trigger" or other vesting acceleration provisions and shall not be subject to acceleration (in whole or in part) as a result of the Merger or any of the other transactions contemplated by this Agreement (whether alone or in combination with any termination of employment or other event); and (y) shall contain the Company's standard vesting schedule which is set forth on Part 4.2(b) of the Company Disclosure Schedule);

              (iii)  except as set forth in Section 5.3(b) of this Agreement, amend or waive any of its rights under, or accelerate the vesting under, any provision of the Company Equity Plans or any provision of any Contract evidencing any outstanding Company Equity Award or any restricted stock purchase agreement, or otherwise modify any of the terms of any outstanding option, warrant or other security or any related Contract, except as may be required by applicable Legal Requirements or by the applicable Company Equity Plan as in effect as of the date of this Agreement;

              (iv)  amend or permit the adoption of any amendment to the certificate of incorporation, bylaws or other organizational documents of any of the Acquired Corporations;

               (v)  (A) acquire any equity interest or other interest in any other Entity; (B) form any Subsidiary; or (C) effect or become a party to any merger, consolidation, plan of arrangement, share exchange, business combination, amalgamation, recapitalization, reclassification of shares, stock split, reverse stock split, issuance of bonus shares, division or subdivision of shares, consolidation of shares or similar transaction;

              (vi)  make or authorize any individual capital expenditure that exceeds $1,000,000 or that, when added to all other capital expenditures made on behalf of the Acquired Corporations since the date of this Agreement, exceeds $7,000,000;

             (vii)  except as set forth in Part 4.2(b)(vii) of the Company Disclosure Schedule: (A) (i) enter into any Contract that would have been a Significant Contract pursuant to Sections 2.10(a)(v), 2.10(a)(vi), or 2.10(a)(xii) (such Contracts collectively, the "Specified Significant Contracts") had it been entered into prior to the date of this Agreement; (ii) other than in the ordinary course of business and consistent with past practice, enter into any Contract with a Distribution Provider; and (iii) other than in the ordinary course of business and consistent with past practice, enter into any Contract that would have been a Significant Contract (other than Specified Significant Contract) had it been entered into prior to the date of this Agreement; (B) amend, modify or terminate any

      Significant Contract (other than any User Agreement or privacy policy in the ordinary course of business and consistent with past practice); (C) cancel, modify or waive any debts or claims held by it or waive any rights having in each case a value in excess of $100,000; or (D) waive or relinquish, abandon or allow to lapse any material right or asset, including any such Intellectual Property Rights;

            (viii)  acquire, lease or license any right or other asset from any other Person or sell or otherwise dispose of, or lease or license any right or other asset to any other Person (except, in each case, for assets acquired, leased, licensed or disposed of by the Company in the ordinary course of business and consistent with past practices);

              (ix)  make any pledge of any of its material assets or permit any of its material assets to become subject to any Encumbrances, except for Encumbrances that do not materially detract from the value of such assets or materially impair the operations of any of the Acquired Corporations;

               (x)  (A) make any loans, advances or capital contributions to or investments in any Person (other than routine travel and business expense advances made to directors or officers or other Company Associates in the ordinary course of business), or (B) except in the ordinary course of business and consistent with past practices under the Company's Existing Credit Facilities, incur or guarantee any indebtedness;

              (xi)  (A) enter into any collective bargaining agreement; or (B) establish, adopt, enter into or amend any Company Employee Plan or Company Employee Agreement with Key Employees, pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, fringe benefits or other compensation (including equity-based compensation, whether payable in stock, cash or other property) or remuneration payable to, any of its directors or any of its officers or other Company Associates (except that the Company: (i) if the Closing Date occurs on or after April 1, 2016, may provide routine salary increases to employees other than Key Employees in the ordinary course of business and in accordance with past practices in connection with the Company's customary employee review process; provided that no individual employee's salary shall increase by more than the amounts set forth on Part 4.2(b)(xi) of the Company Disclosure Schedule; (ii) may amend the Company Employee Plans to the extent required by applicable Legal Requirements; and (iii) may make customary bonus payments consistent with past practices in accordance with bonus plans existing as of the date of this Agreement);

             (xii)  hire or promote any employee to the level of a Key Employee, except in order to fill a position vacated after the date of this Agreement;

            (xiii)  other than as required by concurrent changes in GAAP or SEC rules and regulations, change any of its methods of accounting or accounting practices in any respect;

            (xiv)  (A) fail to file any Acquired Corporation Return when due (after giving effect to any properly obtained extensions of time in which to make such filings), (B) prepare or file any Acquired Corporation Return inconsistent with past practice or, on any such Acquired Corporation Return, take any position, make, change or rescind any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Acquired Corporation Returns in prior periods, or (C) settle or compromise any Tax liability or refund, file any amended Acquired Corporation Return, or waive or extend the statute of limitations in respect of Taxes;

             (xv)  commence any Legal Proceeding, except with respect to routine collection matters in the ordinary course of business and consistent with past practices;

            (xvi)  settle any Legal Proceeding or other material claim, except pursuant to a settlement that does not involve any liability or obligation on the part of any Acquired Corporation or involves only the payment of monies by the Acquired Corporations of not more than $500,000 in the aggregate for all such settlements;

           (xvii)  enter into any Contract covering any Company Associate, or, other than payments pursuant to contracts identified in Part 2.16(m) of the Company Disclosure Schedule, make any payment to any Company Associate, that, considered individually or considered collectively with any other such Contracts or payments, will, or would reasonably be expected to, be characterized as a "parachute payment" within the meaning of Section 280G(b)(2) of the Code or give rise directly or indirectly to the payment of any amount that would not be deductible pursuant to Section 162(m) of the Code (or any comparable provision under U.S. state or local or non-U.S. Tax Legal Requirements);

          (xviii)  take any action or omit to take any action that is reasonably likely to result in any of the conditions to the merger set forth in Section 6 not being satisfied;

            (xix)  fail to take any actions in order to maintain in full force and effect any Money Transmitter License required to continue to operate its business as currently operated;

             (xx)  except as set forth in Part 4.2(b)(xx) of the Company Disclosure Schedule, enter into any Contracts with Distribution Providers or any other Person to provide Company Services in any country in which any of the Acquired Corporations are not currently conducting business;

            (xxi)  cancel any insurance policies identified in Part 2.18 of the Company Disclosure Schedule or reduce the amount of any insurance coverage provided by such insurance policies; or

           (xxii)  agree or commit to take any of the actions described in clauses "(i)" through "(xxi)" of this Section 4.2(b).

            (c)   During the Pre-Closing Period, (i) the Company shall promptly notify Parent in writing of: (x) any Stockholder Litigation; and (y) any fact, event or circumstance known to it that would reasonably be expected, individually or taken together with all other existing facts, events and circumstances known to it, to result in the failure of any of the conditions set forth in Section 6 to be satisfied; and (ii) Parent shall promptly notify the Company in writing of any fact, event or circumstance known to it that would reasonably be expected, individually or taken together with all other existing facts, events and circumstances known to it, to result in the failure of any of the conditions set forth in Section 7 to be satisfied; provided, however, that that no notification given by any party pursuant to this Section 4.2(c) shall limit or otherwise affect any of the representations, warranties, covenants, obligations or conditions contained in this Agreement.

          4.3    Acquisition Proposals.

            (a)   Following the execution of this Agreement: (i) the Company shall, and shall ensure that the other Acquired Corporations and each Person that is a Representative of any of the Acquired Corporations, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Person relating to any Acquisition Proposal or Acquisition Inquiry; and (ii) the Company shall promptly request each Person that has previously executed a confidentiality or similar agreement in connection with such Person's consideration of an Acquisition Proposal or investment in any Acquired Corporation to return to the Company or destroy any non-public information previously furnished to such Person or to any of such Person's Representatives by or on behalf of any of the Acquired Corporations.

            (b)   Subject to Section 5.2(d) and except as permitted by this Section 4.3(b), the Company shall not (and shall not publicly propose to) directly or indirectly, and shall use commercially reasonable efforts to ensure that the other Acquired Corporations and each Person that is a Representative of any of the Acquired Corporations do not (and do not publicly propose to) directly or indirectly: (i) solicit, initiate, assist, knowingly encourage or knowingly facilitate the submission, announcement or making of any Acquisition Proposal or Acquisition Inquiry by any Person, or take any action that would reasonably be expected to lead a Person to disclose, announce, commence, submit or otherwise make an Acquisition Proposal or Acquisition Inquiry (provided, however, that supplying non-public information in the ordinary course of business not in connection with or in response to an Acquisition Proposal or Acquisition Inquiry and where not reasonably expected to lead a Person to disclose, announce, commence, submit or otherwise make an Acquisition Proposal or Acquisition Inquiry, shall not be prohibited by this clause "(i)"); (ii) furnish or otherwise provide access to any information regarding any of the Acquired Corporations to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; or (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; provided, however, that, subject to Section 4.3(c) and the other provisions of this Agreement, prior to the adoption of this Agreement by the Requisite Stockholder Approval, the Company may, without being deemed to violate this Section 4.3(b), furnish non-public information regarding the Acquired Corporations to, and enter into and maintain (but only during such period of time such Acquisition Proposal constitutes or is reasonably likely to result in a Superior Offer) discussions or negotiations with, any Person in response to an unsolicited, bona fide, written Acquisition Proposal that is submitted to the Company by such Person (and not withdrawn), but only if: (A) such Acquisition Proposal did not result from a breach of any of the provisions set forth in this Section 4.3 or in Section 5.2; (B) the Company Board determines in good faith, after having taken into account the advice of an independent financial advisor and the advice of the Company's outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to result in a Superior Offer; and (C) prior to furnishing any such non-public information to, or entering into discussions or negotiations with, such Person, the Company (1) gives Parent written notice of the identity of such Person and of the Company's intention to furnish non-public information to, or enter into discussions or negotiations with, such Person, and (2) receives from such Person, and delivers to Parent a copy of, an executed Acceptable Confidentiality Agreement.

            (c)   Prior to furnishing or otherwise permitting the transmittal of any non-public information to any Person pursuant to the proviso to Section 4.3(b), the Company shall (as a condition to furnishing or otherwise permitting the transmittal of such non-public information to such Person) furnish such non-public information to Parent (to the extent such non-public information has not been previously furnished by the Company to Parent).

            (d)   If the Company, any other Acquired Corporation or any Representative of any Acquired Corporation receives an Acquisition Proposal or Acquisition Inquiry or any request for non-public information at any time following the execution of this Agreement and prior to the Effective Time, then the Company shall promptly (and in no event later than 24 hours after receipt of such Acquisition Proposal, Acquisition Inquiry or request) advise Parent in writing of such Acquisition Proposal, Acquisition Inquiry or request (including the identity of the Person making or submitting such Acquisition Proposal, Acquisition Inquiry or request and the material terms and conditions thereof). Following the execution of this Agreement: (i) the Company shall promptly (and in no event later than 24 hours after receipt) provide

    Parent with copies of all documents and communications received by any Acquired Corporation or any Representative of any Acquired Corporation setting forth the terms and conditions of, modifications or amendments (or proposed modifications or amendments) to, and other material documents and communications relating to, any Acquisition Proposal, Acquisition Inquiry or request for non-public information made by any Person prior to the Effective Time; and (ii) the Company shall keep Parent reasonably fully informed on a reasonably current basis with respect to the status of any material developments in such Acquisition Proposal, Acquisition Inquiry or request and any material modification or proposed modification thereto.

            (e)   The Company: (i) agrees that it will not, and shall ensure that each other Acquired Corporation will not, at any time, release or permit the release of any Person from, or amend, waive or permit the amendment or waiver of any provision of, any confidentiality or similar agreement or provision to which any of the Acquired Corporations is or becomes a party and (ii) will use commercially reasonable efforts to enforce or cause to be enforced each such agreement or provision at the request of Parent. Other than contained in the Confidentiality Agreement, as of the date of this Agreement, none of the Acquired Corporations are party to any effective "standstill" or similar agreement or provision.

            (f)    Nothing contained in this Section 4.3 shall prohibit the Company Board from (i) taking and disclosing a position contemplated by Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the Company's stockholders if, in the good faith judgment of the Company Board or any committee thereof, after consultation with outside legal counsel, the failure to do so would be inconsistent with the directors' fiduciary duties under applicable Delaware law (it being agreed that the issuance by the Company or the Company Board of a "stop, look and listen" statement pending disclosure of its position, as contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act shall not in and of itself constitute an Adverse Change Recommendation); provided, however, that any disclosure of a position contemplated by Rule 14e-2(a) under the Exchange Act other than (A) a "stop, look and listen" communication limited solely to the type contemplated by Rule 14d-9 under the Exchange Act or (B) any express rejection of any applicable Acquisition Proposal, shall be deemed to be an Adverse Change Recommendation. No change, withdrawal or modification in the recommendation of the Company Board to the Company's stockholders with respect to this Agreement or the Merger shall change the approval of the Company Board for purposes of causing any state takeover Legal Requirement (including Section 203 of the DGCL) or other state Legal Requirement to be inapplicable to the Merger and the other transactions contemplated by this Agreement; provided, further that this Section 4.3(f) shall not be deemed to permit the Company Board to take any of the actions referred to in Section 5.2(c) except to the extent permitted by Section 5.2(d) and Section 5.2(e).

            (g)   The Company acknowledges and agrees that any action in violation of any provision set forth in this Section 4.3 or Section 5.2 that is taken by any Representative of any of the Acquired Corporations shall be deemed to constitute a breach of such provision by the Company.

        Section 5.    ADDITIONAL COVENANTS OF THE PARTIES

          5.1    Proxy Statement.     As promptly as practicable (but no later than ten business days after the date of this Agreement unless Parent, in good faith, requests additional time to review the Proxy Statement), the Company shall prepare and cause to be filed with the SEC the Proxy Statement. The Company shall consult with Parent and provide Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement and any amendments or supplements thereto (and to review and comment on any comments of the SEC or its staff on the Proxy

  Statement or any amendments or supplements thereto), and shall reasonably consider all comments made by Parent, prior to the filing thereof. The Company shall cause the Proxy Statement to comply with all applicable rules and regulations of the SEC and all other applicable Legal Requirements. The Company shall promptly provide Parent and its legal counsel with a copy or a description of any comments received by the Company or its legal counsel from the SEC or its staff with respect to the Proxy Statement or any amendment or supplement thereto, and shall respond promptly to any such comments. The Company shall cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable after the earlier of: (i) receiving notification that the SEC or its staff is not reviewing the Proxy Statement; or (ii) the conclusion of any SEC or staff review of the Proxy Statement. If any event relating to any of the Acquired Corporations occurs, or if the Company becomes aware of any information, that should be disclosed in an amendment or supplement to the Proxy Statement, then the Company shall promptly inform Parent thereof and shall promptly file such amendment or supplement with the SEC and, if appropriate, mail such amendment or supplement to the stockholders of the Company.

          5.2    Company Stockholders' Meeting.

            (a)   The Company shall take all action necessary under all applicable Legal Requirements to call, give notice of and hold a meeting of the holders of Company Common Stock (the "Company Stockholders' Meeting") for the purpose of obtaining the Requisite Stockholder Approval. The Company Stockholders' Meeting shall be held (on a date selected by the Company and Parent) as promptly as practicable after the commencement of the mailing of the Proxy Statement to the Company's stockholders. The Company shall ensure that all proxies solicited in connection with the Company Stockholders' Meeting are solicited in compliance with all applicable Legal Requirements.

            (b)   Subject to Section 5.2(d), the Proxy Statement shall include a statement to the effect that: (A) the Company Board: (i) has unanimously determined and believes that the Merger is advisable and in the best interests of the Company and its stockholders, and (ii) unanimously recommends that the Company's stockholders vote to adopt this Agreement at the Company Stockholders' Meeting; and (B) the Company Board has unanimously approved and adopted this Agreement and unanimously approved the Merger, in accordance with the requirements of the DGCL. (The unanimous determination by the Company Board that the Merger is advisable and in the best interests of the Company and its stockholders and the unanimous recommendation of the Company Board that the Company's stockholders vote to adopt this Agreement are collectively referred to as the "Company Board Recommendation.") The Company shall ensure that the Proxy Statement includes the opinions of the financial advisors referred to in Section 2.25.

            (c)   Neither the Company Board nor any committee thereof shall: (i) except as provided in Section 5.2(d) or Section 5.2(e), withdraw or modify in a manner adverse to Parent or Merger Sub, or permit the withdrawal or modification in a manner adverse to Parent or Merger Sub of, the Company Board Recommendation; (ii) recommend the approval, acceptance or adoption of, or approve, endorse, accept or adopt, any Acquisition Proposal (any action described in clauses "(i)" and "(ii)" or in "(iv)," to the extent relating to clauses "(i)" or "(ii)," being referred to as an "Adverse Change Recommendation"); (iii) approve or recommend, or cause or permit any Acquired Corporation to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar document or Contract constituting or relating directly or indirectly to, or that contemplates or is intended or would reasonably be expected to result directly or indirectly in, an Acquisition Transaction, other than an Acceptable Confidentiality Agreement entered into pursuant to Section 4.3(b); or (iv) agree or publicly propose to, or permit any Acquired Corporation or any Representative of any Acquired Corporation to agree or publicly propose to, take any of the actions referred to in this Section 5.2(c).

            (d)   Notwithstanding anything to the contrary contained in Section 5.2(c), at any time prior to the adoption of this Agreement by the Requisite Stockholder Approval, the Company Board may make an Adverse Change Recommendation and thereafter terminate this Agreement to enter into a binding, definitive agreement to effect a Superior Offer (a "Specified Definitive Acquisition Agreement") if: (i) an unsolicited, bona fide written Acquisition Proposal is made to the Company and is not withdrawn; (ii) such Acquisition Proposal did not result from a breach of Section 4.3(b) or Section 5.2(c) of this Agreement; (iii) the Company Board determines in good faith, after having taken into account the advice of an independent financial advisor and the advice of the Company's outside legal counsel, that such Acquisition Proposal is a Superior Offer and the failure to make the Adverse Change Recommendation would be inconsistent with the fiduciary duties of the Company Board under applicable Delaware law; (iv) Parent shall have received from the Company a prior written notice (a "Recommendation Change Notice") of the Company's intention to make an Adverse Change Recommendation with respect to such Superior Offer and, if applicable, terminate this Agreement to enter into a Specified Definitive Acquisition Agreement, at least three business days prior to making any Adverse Change Recommendation or terminating this Agreement to enter into a Specified Definitive Acquisition Agreement, which Recommendation Change Notice shall specify the material terms and conditions of such Superior Offer, including the identity of the Person making the Superior Offer, and attach copies of all documents and communications relating to such Superior Offer required to be provided to Parent in accordance with Section 4.3(d) and not previously delivered; (v) throughout the period between the delivery of such Recommendation Change Notice and any Adverse Change Recommendation, the Company engages (to the extent requested by Parent) in good faith negotiations (and causes its Representatives to engage in good faith negotiations) with Parent and its Representatives to amend this Agreement in such a manner that such Superior Offer would no longer constitute a Superior Offer; (vi) after considering the results of such negotiations with Parent and taking into account the proposals made by Parent, if any, and after having taken into account the advice of an independent financial advisor and the advice of the Company's outside legal counsel, the Company Board shall have determined in good faith that such Superior Offer remains a Superior Offer and that the failure to make the Adverse Change Recommendation and, if applicable, terminate this Agreement to enter into a Specified Definitive Acquisition Agreement would be inconsistent with the fiduciary duties of the Company Board under applicable Delaware law; and (vii) if the Company intends to terminate this Agreement to enter into a Specified Definitive Acquisition Agreement, the Company shall have complied with Section 8.1(f). The provisions of this Section 5.2(d) shall also apply to any material change to any Acquisition Proposal, in which case such change shall require a new Recommendation Change Notice and the Company shall be required to comply again with the provisions of this Section 5.2(d) (except that any reference to three business days shall instead be two business days; provided that such new period shall in no event shorten the original three business day period).

            (e)   Notwithstanding anything to the contrary contained in Section 5.2(c), the Company Board may make an Adverse Change Recommendation, if: (i) there is a material event, material development or material change in circumstances that (A) does not relate to any Acquisition Inquiry or Acquisition Proposal and (B) was not known or reasonably foreseeable by the Company Board as of the date of this Agreement, which event, development or change in circumstance becomes known to the Company Board prior to the Requisite Stockholder Approval (any such material event, material development or material change in circumstances unrelated to an Acquisition Proposal being referred to as an "Intervening Event"); (ii) the Company Board determines in good faith, after having taken into account the advice of an independent financial advisor and the advice of the Company's outside legal counsel, that, in light of such Intervening Event, failure to make an Adverse Change Recommendation would be inconsistent with the fiduciary duties of the Company Board under applicable Delaware law; (iii) Parent shall have received from the Company a prior written notice (an "Intervening Event Notice") of the Company's intention to make an Adverse Change Recommendation with respect to such Intervening Event at least three business days prior to making any Adverse Change Recommendation, describing such Intervening Event in reasonable detail; (iv) throughout the period between the delivery of such Intervening Event Notice and any Adverse Change Recommendation, the Company engages (to the extent requested by Parent) in good faith negotiations (and caused its Representatives to engage in good faith negotiations) with Parent and its Representatives to amend this Agreement in such a manner that that failure to make an Adverse Change Recommendation as a result of such Intervening Event would no longer be inconsistent with the fiduciary duties of the Company Board under applicable Delaware law; and (v) after considering the results of negotiations with Parent and taking into account the proposals made by Parent, if any, after consultation with its outside legal counsel, the Company Board shall have determined in good faith that the failure to make the Adverse Change Recommendation would be inconsistent with the fiduciary duties of the Company Board under applicable Delaware law. The provisions of this Section 5.2(e) shall also apply to any material change to the facts and circumstances relating to an Intervening Event, in which case such change shall require a new Intervening Event Notice and the Company shall be required to comply again with the provisions of this Section 5.2(e) (except that any reference to three business days shall instead be two business days; provided that such new period shall in no event shorten the original three business day period).

            (f)    Subject to the Company's termination rights set forth in Section 8.1, the Company's obligation to call, give notice of and hold the Company Stockholders' Meeting in accordance with Section 5.2(a) shall not be limited or otherwise affected by the commencement, disclosure, announcement, submission or making of any Superior Offer or other Acquisition Proposal, any Intervening Event or by any withdrawal or modification of the Company Board Recommendation. Without limiting the generality of the foregoing, the Company agrees not to adjourn, postpone or cancel (or propose to adjourn, postpone or cancel) the Company Stockholders' Meeting (without Parent's prior written consent), except that the Company may adjourn the Company Stockholders' Meeting for up to three business days to the extent required to obtain the Requisite Stockholder Approval.

          5.3    Company Equity Awards.

            (a)   Prior to the Effective Time, the Company shall cause each Company Option that is vested, outstanding and unexercised immediately prior to the Effective Time (including all Company Options that vest upon and contingent on the Merger) (each, a "Vested Company Option") to be cancelled, terminated and extinguished as of the Effective Time, and upon the cancellation thereof the holder of each such Vested Company Option shall be granted the right to receive, in respect of each share of Company Common Stock subject to such Vested Company Option immediately prior to such cancellation, an amount (subject to any applicable withholding Tax) in cash equal to: (i) the Per Share Merger Consideration; minus (ii) the exercise price per share of Company Common Stock subject to such Company Option (it being understood that, if the exercise price payable in respect of a share of Company Common Stock subject to any such Company Option equals or exceeds the Per Share Merger Consideration, then the amount payable under this Section 5.3(a) with respect to such Company Option shall be zero). Each holder of a Vested Company Option cancelled as provided in this Section 5.3(a) shall cease to have any rights with respect thereto, except the right to receive the cash consideration (if any) specified in this Section 5.3(a), without interest.

    Parent shall cause the cash payments described in this Section 5.3(a) to be paid promptly following the Effective Time.

            (b)   Prior to the Effective Time, the Company shall cause each Company Option that is outstanding and unvested immediately prior to the Effective Time, and with respect to which the exercise price payable in respect of a share of Company Common Stock subject to such Company Option exceeds the Per Share Merger Consideration (each, an "Underwater Unvested Company Option") to be fully vested and exercisable and each such vested Underwater Unvested Company Option that is not exercised as of the Effective Time shall be cancelled, terminated and extinguished as of the Effective Time without any payment to the holder of such Underwater Unvested Company Option. Each holder of an Underwater Unvested Company Option that is cancelled as provided in this Section 5.3(b) shall cease to have any rights with respect thereto.

            (c)   At the Effective Time, each Company Option that is outstanding and unvested immediately prior to the Effective Time, and with respect to which the Per Share Merger Consideration equals or exceeds the exercise price payable in respect of a share of Company Common Stock subject to such Company Option (each, an "In-the-Money Unvested Company Option"), shall be converted into and become an option to purchase shares of Holdings Common Stock, with such conversion effected through Holdings: (i) assuming such In-the-Money Unvested Company Option; or (ii) replacing such In-the-Money Unvested Company Option by issuing a reasonably equivalent replacement stock option to purchase Holdings Common Stock in substitution therefor, in either case in accordance with the terms (as in effect as of the date of this Agreement) of the applicable Company Equity Plan and the terms of the stock option agreement by which such In-the-Money Unvested Company Option is evidenced. All rights with respect to Company Common Stock under In-the-Money Unvested Company Options assumed or replaced by Holdings shall thereupon be converted into options with respect to Holdings Common Stock. Accordingly, from and after the Effective Time: (A) each In-the-Money Unvested Company Option assumed or replaced by Holdings may be exercised solely for shares of Holdings Common Stock; (B) the number of shares of Holdings Common Stock subject to each In-the-Money Unvested Company Option assumed or replaced by Holdings shall be determined by multiplying the number of shares of Company Common Stock that were subject to such In-the-Money Unvested Company Option immediately prior to the Effective Time by the Conversion Ratio (as defined below), and rounding the resulting number down to the nearest whole number of shares of Holdings Common Stock; (C) the per share exercise price for the Holdings Common Stock issuable upon exercise of each In-the-Money Unvested Company Option assumed or replaced by Holdings shall be determined by dividing the per share exercise price of Company Common Stock subject to such In-the-Money Unvested Company Option, as in effect immediately prior to the Effective Time, by the Conversion Ratio, and rounding the resulting exercise price up to the nearest whole cent; and (D) subject to the terms of the stock option agreement by which such In-the-Money Unvested Company Option is evidenced, any restriction on the exercise of any In-the-Money Unvested Company Option assumed or replaced by Holdings shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such In-the-Money Unvested Company Option shall otherwise remain unchanged as a result of the assumption or replacement of such In-the-Money Unvested Company Option; provided, however, that (i) Holdings' board of directors or a committee thereof shall succeed to the authority and responsibility of the Company Board or any committee thereof with respect to each In-the-Money Unvested Company Option assumed or replaced by Holdings, (ii) each In-the-Money Unvested Company Option shall be subject to administrative procedures consistent with those in effect under Holdings' equity compensation plan and (iii) in the case of any In-the-Money Unvested Company Option to which Section 421 of the

    Code is intended to apply by reason of its qualification under Section 422 of the Code (an "Incentive Stock Option"), the exercise price of the option to purchase Holdings Common Stock, the number of shares purchasable pursuant to such option to purchase Holdings Common Stock and the terms and conditions of exercise of such option to purchase Holdings Common Stock shall be determined in order to comply with Section 424 of the Code and any In-the-Money Unvested Company Option that is not an Incentive Stock Option shall be adjusted in a manner to comply with Section 409A of the Code. The "Conversion Ratio" shall be equal to the fraction having a numerator equal to the Per Share Merger Consideration and having a denominator equal to the average of the closing sale prices of a share of Holdings Common Stock as reported on NASDAQ for each of the 10 consecutive trading days immediately preceding the Closing Date; provided, however, that if, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock or Holdings Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction, or a record date with respect to any such event shall occur during such period, then the Conversion Ratio shall be adjusted accordingly.

            (d)   At the Effective Time, each Company RSU and Company Performance Share Award that is outstanding and unvested immediately prior to the Effective Time shall be converted into and become a right to be issued Holdings Common Stock, with such conversion effected through Holdings, at Holdings' option, either: (i) assuming such Company RSU or Company Performance Share Award; or (ii) replacing such Company RSU or Company Performance Share Award by issuing a reasonably equivalent replacement right to be issued Holdings Common Stock in substitution therefor, in either case in accordance with the terms (as in effect as of the date of this Agreement) of the applicable Company Equity Plan and the terms of the award agreement by which such Company RSU or Company Performance Share Award is evidenced; provided that the performance conditions applicable to any such award shall be deemed satisfied at the target level specified in the Company Equity Plan or the terms of the applicable award agreement. All rights with respect to Company Common Stock under Company RSUs or Company Performance Share Awards assumed or replaced by Holdings shall thereupon be converted into rights to be issued Holdings Common Stock upon settlement of such assumed or replaced Company RSUs or Company Performance Share Awards. Accordingly, from and after the Effective Time: (A) each Company RSU or Company Performance Share Award assumed or replaced by Holdings will represent a right to be issued solely shares of Holdings Common Stock upon settlement thereof; (B) the number of shares of Holdings Common Stock subject to each Company RSU or Company Performance Share Award assumed or replaced by Holdings shall be determined by multiplying the number of shares of Company Common Stock that were subject to such Company RSU or Company Performance Share Award immediately prior to the Effective Time by the Conversion Ratio, and rounding the resulting number down to the nearest whole number of shares of Holdings Common Stock; and (C) subject to the terms of the award agreement by which such Company RSU or Company Performance Share Award is evidenced, any restriction on the issuance of shares under any Company RSU or Company Performance Share Award assumed or replaced by Holdings shall continue in full force and effect and the term, vesting schedule and other provisions of such Company RSU or Company Performance Share Award shall otherwise remain unchanged as a result of the assumption or replacement of such Company RSU or Company Performance Share Award; provided, however, that (i) Holdings' board of directors or a committee thereof shall succeed to the authority and responsibility of the Company Board or any committee thereof with respect to each Company RSU or Company Performance Share Award assumed or replaced by Holdings and (ii) each Company RSU and

    Company Performance Share Award shall be subject to administrative procedures consistent with those in effect under Holdings' equity compensation plan.

            (e)   Parent shall cause to be filed with the SEC, no later than 20 business days after the Effective Time, a registration statement on Form S-8 relating to the shares of Holdings Common Stock issuable with respect to the assumed and replaced In-the-Money Unvested Company Options and outstanding unvested Company RSUs and Company Performance Share Awards, in each case to the extent that such shares of Holdings Common Stock can be registered on a Form S-8.

            (f)    At the Effective Time, if Holdings so elects, Holdings may assume any or all of the Company Equity Plans or merge any such Company Equity Plan into any equity incentive plan of Holdings. If Holdings elects to so assume or merge any Company Equity Plan, then, under such Company Equity Plan, Holdings shall be entitled to grant stock awards, to the extent permissible under applicable Legal Requirements, using the share reserves of such Company Equity Plan as of the Effective Time (including any shares returned to such share reserves as a result of the termination of In-the-Money Unvested Company Options that are assumed or replaced by Holdings pursuant to Section 5.3(c)), except that: (i) stock covered by such awards shall be shares of Holdings Common Stock; (ii) all references in such Company Equity Plan to a number of shares of Company Common Stock shall be deemed amended to refer instead to a number of shares of Holdings Common Stock determined by multiplying the number of referenced shares of Company Common Stock by the Conversion Ratio, and rounding the resulting number down to the nearest whole number of shares of Holdings Common Stock; and (iii) Holdings' board of directors or a committee thereof shall succeed to the authority and responsibility of the Company Board or any committee thereof with respect to the administration of such Company Equity Plan; and (iv) all awards granted under such Company Equity Plan shall be subject to administrative procedures consistent with those in effect under Holdings' equity compensation plan.

            (g)   Prior to the Effective Time, the Company shall take all action that may be necessary (under the Company Equity Plans and otherwise) to effectuate the provisions of this Section 5.3 and to ensure that, from and after the Effective Time, holders of Company Equity Awards have no rights with respect thereto other than those specifically provided in this Section 5.3.

          5.4    Employee Benefits.

            (a)   If Parent and Holdings elect not to maintain the Surviving Corporation's health, vacation or 401(k) plans after the Effective Time, then, subject to any necessary transition period and subject to any applicable Parent or Holdings plan provisions, contractual requirements or Legal Requirements: (i) all employees of the Acquired Corporations who continue employment with Parent, the Surviving Corporation or any Subsidiary of the Surviving Corporation after the Effective Time ("Continuing Employees") shall be eligible to participate in Parent's or Holdings' health, vacation and 401(k) plans, to substantially the same extent as similarly situated employees of Parent; and (ii) for purposes of determining a Continuing Employee's eligibility to participate in such plans (other than any sabbatical program), such Continuing Employee shall receive credit under such plans (other than any sabbatical program) for his or her years of continuous service with the Acquired Corporations prior to the Effective Time.

            (b)   For a period commencing upon the Effective Time and continuing through December 31, 2016, Parent shall provide to the Continuing Employees total compensation and benefits that in the aggregate are substantially comparable to the compensation and benefits provided by Parent to other similarly situated employees of Parent.

            (c)   Nothing in this Section 5.4 or elsewhere in this Agreement shall be construed to create a right in any Company Associate to employment with Parent, the Surviving Corporation or any other Subsidiary of Parent. Except for Indemnified Persons to the extent of their rights pursuant to Section 5.5, no Company Associate, and no Continuing Employee, shall be deemed to be a third party beneficiary of this Agreement. Nothing in this Section 5.4(c) shall limit the effect of Section 9.8.

            (d)   Unless otherwise requested by Parent in writing at least five business days prior to the Closing Date, the Company shall take (or cause to be taken) all actions necessary or appropriate to terminate, effective no later than the day prior to the date on which the Merger becomes effective, any Company Employee Plan that contains a cash or deferred arrangement intended to qualify under Section 401(k) of the Code (a "Company 401(k) Plan"). If the Company is required to terminate any Company 401(k) Plan, then the Company shall provide to Parent prior to the Closing Date written evidence of the adoption by the Company Board of resolutions authorizing the termination of such Company 401(k) Plan (the form and substance of which shall be subject to the prior review and approval of Parent). The Company also shall take such other actions in furtherance of terminating such Company 401(k) Plan as Parent may reasonably request. If the distributions of assets from the trust of any Company 401(k) Plan that is terminated pursuant to this Section 5.4(d) are reasonably anticipated to cause or result in liquidation charges, surrender charges or other fees to be imposed upon the account of any participant or beneficiary of such Company 401(k) Plan or upon the Company or any participating employer, then the Company shall take such actions as are necessary to estimate the amount of such charges or other fees and provide its estimate of that amount in writing to Parent at least three business days prior to the Closing Date.

            (e)   To the extent any employee notification or consultation requirements are imposed by applicable Legal Requirements with respect to this Agreement or the Merger or any of the other transactions contemplated by this Agreement, the Company shall consult with Parent and shall ensure that such notification or consultation requirements are complied with prior to the Effective Time. Prior to the Effective Time, neither the Company nor any Company Affiliate shall communicate with Continuing Employees regarding post-Closing employment matters, including post-Closing employee benefits and compensation, without the prior written approval of Parent, which shall not be unreasonably withheld.

          5.5    Indemnification of Officers and Directors.

            (a)   From and after the Effective Time, each of Parent and the Surviving Corporation shall fulfill and honor in all respects the obligations of the Acquired Corporations pursuant to: (i) each indemnification agreement as in effect as of the date of this Agreement between the Company and any individual who at the Effective Time is, or at any time prior to the Effective Time was, a director or officer of the Company (each, an "Indemnified Person"); and (ii) any indemnification provision (including advancement of expenses) and any exculpation provision set forth in the articles of organization or bylaws of the Company as in effect on the date of this Agreement. Parent's and the Surviving Corporation's obligations under the preceding sentence shall continue in full force and effect for a period of six years from the Effective Time; provided, however, that all rights to indemnification, exculpation and advancement of expenses in respect of any claim asserted or made within such period shall continue until the final disposition of such claim.

            (b)   Prior to the Effective Time, Parent (or, at Parent's option, the Company) shall purchase a prepaid "tail" policy on the existing policy of directors' and officers' liability insurance maintained by the Company as of the date of this Agreement ("D&O Insurance") for a period of six years from the Effective Time and otherwise on terms and conditions not materially less favorable than as provided in the Company's existing policies as of the date hereof; provided, however, that the maximum aggregate premium for such D&O Insurance that Parent shall be required to expend shall not exceed 300% of the amount per policy period the Company paid in its last full fiscal year prior to the date of this Agreement as set forth in Part 2.18 of the Company Disclosure Schedule (the "Current Premium") and if such premiums for such insurance would at any time exceed 300% of the Current Premium, then the Surviving Corporation shall cause to be maintained policies of insurance that, in the Surviving Corporation's good faith judgment, provide the maximum coverage available at an annual premium equal to 300% of the Current Premium. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid "tail" or "runoff" policies have been obtained by the Company prior to the Effective Time, which policies provide such directors and officers with coverage for an aggregate period of six years with respect to claims arising from acts or omissions that occurred on or before the Effective Time, including, in respect of the transactions contemplated by this Agreement; provided, however, that the amount paid for such prepaid policies does not exceed 300% of the Current Premium. If such prepaid policies have been obtained prior to the Effective Time, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) maintain such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

            (c)   For a period of six years from the Effective Time, Parent shall cause to be maintained in effect provisions in the Surviving Corporation's certificate of incorporation and bylaws (or in such documents of any successor to the business of the Surviving Corporation) regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of this Agreement.

            (d)   If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person (that, in only the case of the Surviving Corporation, is not an Affiliate of Parent) and shall not be the continuing or surviving company or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume the obligations set forth in this Section 5.5.

            (e)   The rights of each Indemnified Person under this Section 5.5 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, or under Delaware law or any other applicable Legal Requirement or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person. The obligations of Parent and the Surviving Corporation under this Section 5.5 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnified Person to whom this Section 5.5 applies unless the affected Indemnified Person shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnified Persons to whom this Section 5.5 applies shall be third party beneficiaries of this Section 5.5).

          5.6    Regulatory Approvals and Related Matters.

            (a)   Each party shall use commercially reasonable efforts to file, as soon as practicable after the date of this Agreement, all notices, reports and other documents required to be filed by such party with any Governmental Body with respect to the Merger and the other transactions contemplated by this Agreement, and to submit promptly any additional information requested by any such Governmental Body. Without limiting the generality of the foregoing, the Company and Parent shall, within ten business days after the date of this Agreement, prepare and file or cause to be prepared and filed: (i) the notification and report forms required to be filed under the HSR Act; and (ii) any notification or other document required to be filed in connection with the Merger under any applicable foreign Legal Requirement relating to antitrust or competition matters. Parent shall pay all filing fees and related expenses with respect to the filings contemplated by the preceding sentence. The Company and Parent shall respond as promptly as practicable to: (A) any inquiries or requests received from the Federal Trade Commission or the Antitrust Division of the Department of Justice for additional information or documentation (including a formal request for additional information and documentary information); and (B) any inquiries or requests received from any state attorney general, foreign antitrust or competition authority or other Governmental Body in connection with antitrust or competition matters. At the request of Parent, the Company shall agree to divest, sell, dispose of, hold separate or otherwise take or commit to take any other action with respect to any of the businesses, product lines or assets of the Acquired Corporations, provided that any such action is conditioned upon the Closing.

            (b)   Subject to Section 5.6(c), Parent and the Company shall use commercially reasonable efforts to take, or cause to be taken, all actions necessary or advisable to consummate the Merger and make effective the other transactions contemplated by this Agreement as soon as practicable after the date of this Agreement. Without limiting the generality of the foregoing, but subject to Section 5.6(c), each party to this Agreement: (i) shall make all filings (if any) and give all notices (if any) required to be made and given by such party or any of its Subsidiaries in connection with the Merger and the other transactions contemplated by this Agreement; (ii) shall use commercially reasonable efforts to obtain each Consent (if any) required to be obtained (pursuant to any applicable Legal Requirement or Contract, or otherwise) by such party or any of its Subsidiaries in connection with the Merger or any of the other transactions contemplated by this Agreement including any Consents with state banking departments or similar agencies required in connection with a change of control of any Acquired Corporation holding a Money Transmitter License; (iii) shall use commercially reasonable efforts to lift any restraint, injunction or other legal bar to the Merger or any of the other transactions contemplated by this Agreement; and (iv) shall use commercially reasonable efforts to promptly take, and cause its Subsidiaries or Affiliates to take, all reasonable actions and steps requested or required by a Governmental Body as a condition to granting any consent, permit, authorization, waiver, clearance and approval, to cause the prompt expiration or termination of any applicable waiting period and to resolve such objections, if any, of the Federal Trade Commission, the Antitrust Division of the Department of Justice or any other Governmental Body, provided that Parent and Company shall only be required to take or commit to take any such action, or agree to any such condition or restriction, if such action, commitment, agreement, condition or restriction is contingent upon the occurrence of the Closing; provided, however, that, with respect to the obligations to obtain a Consent relating to a change of control of any Acquired Corporation holding a Money Transmitter License, only after the later of (I) the End Date and (II) the time at which (1) all of the Specified Registrations have been obtained and (2) there are no more than ten states in the aggregate for which a Consent is required but has not been obtained (the "Specified Registration Approval Date"), Parent and the Company agree to use commercially reasonable efforts to identify possible alternatives that eliminate the need to obtain any Consent that has not yet been obtained, including: (x) to the extent feasible, ceasing operations of the Acquired Corporations, as of the Effective Time, in the applicable jurisdiction to the extent the operations in such jurisdiction require the Acquired Corporations to have a Money Transmitter License and surrendering such Money Transmitter License as of the Effective Time in accordance with the Money Transmitter Requirements in such jurisdiction, (y) entering into arrangements reasonably satisfactory to Parent (or consenting to the entry by an Acquired Corporation into arrangements reasonably satisfactory to Parent) with Affiliates or third parties that possess the necessary licenses providing the ability to create agency relationships to enable the Acquired Corporations to continue to provide the Company Services in the applicable jurisdiction, or (z) obtaining verbal or written assurances reasonably acceptable to Parent from the applicable Governmental Body that its Consent is forthcoming and no adverse action related to the failure to obtain such Consent will be taken against any of the Acquired Corporations or Parent in connection with the continued conduct of the operations of the Acquired Corporations (or the Surviving Corporation or any of its Subsidiaries, as applicable) in the applicable jurisdiction notwithstanding the pendency of any such Consent (clauses "(x)," "(y)" and "(z)" each, an "Alternate Arrangement"). Without limiting the rights of Parent or Merger Sub under Section 6 or this Section 5.6, each of the Company and Parent agrees to use commercially reasonable efforts to cooperate with one another and implement and cause any Alternate Arrangements reasonably satisfactory to it to become effective as promptly as reasonably practicable after the Specified Registration Approval Date in order to permit the Effective Time to occur as promptly as reasonably practicable thereafter (subject to the satisfaction or waiver of the conditions set forth in Section 6 and Section 7). Each of the parties hereto shall use commercially reasonable efforts to (A) cooperate with each other in connection with any filing or submission with a Governmental Body in connection with the Merger and in connection with any investigation or other inquiry by or before a Governmental Body relating to the Merger, including any proceeding initiated by a private Person, (B) keep the other party informed in all material respects and on a reasonably timely basis of any material communication received by such party from, or given by such party to, the Federal Trade Commission, the Antitrust Division of the Department of Justice or any other Governmental Body and of any material communication received or given in connection with any proceeding by a private party, in each case regarding the Merger, (C) subject to applicable Legal Requirements relating to the exchange of information, and to the extent reasonably practicable, consult with the other party with respect to information relating to the other parties and their respective Subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third Person and/or any Governmental Body in connection with the Merger, other than "4(c) and 4(d) documents" as those terms are used in the rules and regulations under the HSR Act, and (D) to the extent permitted by the Federal Trade Commission, the Antitrust Division of the Department of Justice or such other applicable Governmental Body or other person, give the other party the opportunity to attend and participate in such meetings and conferences.

            (c)   Notwithstanding anything to the contrary contained in Section 5.6 or elsewhere in this Agreement (other than with respect to Alternate Arrangements after the Specified Registration Approval Date), neither Parent, Holdings nor Merger Sub shall have any obligation under this Agreement (nor shall any Acquired Corporation be permitted to agree unless Parent so directs them (and they shall, if Parent so directs, agree to, so long as such agreements are conditioned upon the Closing)): (i) to dispose of or transfer or cause any of its Subsidiaries to dispose of or transfer any assets, or to commit to cause any of the Acquired Corporations to dispose of or transfer any assets; (ii) to discontinue or cause any of its

    Subsidiaries to discontinue offering any product or service, or to commit to cause any of the Acquired Corporations to discontinue offering any product or service; (iii) to license or otherwise make available, or cause any of its Subsidiaries to license or otherwise make available to any Person any technology, software or other Intellectual Property or Intellectual Property Right, or to commit to cause any of the Acquired Corporations to license or otherwise make available to any Person any technology, software or other Intellectual Property or Intellectual Property Right; (iv) to hold separate or cause any of its Subsidiaries to hold separate any assets or operations (either before or after the Closing Date), or to commit to cause any of the Acquired Corporations to hold separate any assets or operations; (v) to make or cause any of its Subsidiaries to make any commitment, or to commit to cause any of the Acquired Corporations to make any commitment (to any Governmental Body or otherwise) regarding its future operations or the future operations of any of the Acquired Corporations, unless, in the case of this clause "(v)," such commitment relates solely to the Acquired Corporations and would not reasonably be expected to adversely affect in any material respect the benefits to Parent arising from this Agreement and the transactions contemplated hereby or the ability of any of the Acquired Corporations to operate their businesses in substantially the same manner as conducted prior to the date hereof; or (vi) to contest any Legal Proceeding or any order, writ, injunction or decree relating to the Merger or any of the other transactions contemplated by this Agreement (any of the foregoing, a "Burdensome Condition"). The Company and Parent shall provide each other with copies of any notice, report or other document filed with, sent to or received from any Governmental Body on behalf of any of the Acquired Corporations or Parent, as the case may be, in connection with the Merger or any of the other transactions contemplated by this Agreement. The Company shall also provide Parent (x) any material notice, report or other document received by any of the Acquired Corporations from any Governmental Body in connection with Money Transmitter Requirements promptly following the receipt of such notice, report or other document and (y) notice of any inquiry from a Governmental Body regarding the Company's compliance with Legal Requirements promptly following the receipt of such inquiry.

          5.7    Stock Exchange Delisting.     Prior to the Closing Date, the Company shall cooperate with Parent and use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Legal Requirements and the rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the Company Common Stock from NASDAQ and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than 10 days after the Closing Date. The Surviving Corporation shall use commercially reasonable efforts to cause the Company Common Stock to no longer be quoted on the NASDAQ and deregistered under the Exchange Act as soon as practicable following the Effective Time.

          5.8    Disclosure.

            (a)   Parent and the Company shall consult with each other before issuing any press release or making any other public statement, or scheduling a press conference or conference call with investors or analysts, with respect to this Agreement or the transactions contemplated hereby (a "Public Disclosure"); provided, however, that, either party may, without consulting the other party, make a Public Disclosure if (i) such Public Disclosure is consistent with such party's prior Public Disclosures that were made after consultation with the other party; or (ii) it is not reasonably practicable to allow the other party time to comment on such Public Disclosure in advance of such issuance, solely to the extent such Public Disclosure is required by applicable Legal Requirement, court process or by obligations pursuant to any listing agreement with any national securities exchange or securities quotation system. For the avoidance of doubt, Parent shall have no obligation to consult the Company prior to regularly scheduled earnings calls. Notwithstanding the foregoing, the Company shall not be required to consult with Parent before issuing any press release or making any other public statement with respect to an Adverse Change Recommendation effected in accordance with Section 5.2(d) or Section 5.2(e) or with respect to its receipt and consideration of any Acquisition Proposal in accordance with Section 4.3(f). Following the execution and delivery of this Agreement, Parent and the Company shall issue a joint press release acceptable to both parties.

            (b)   Prior to the Closing Date, no Acquired Corporation shall communicate (and the Acquired Corporations shall ensure that no Representative of the Acquired Corporations communicates) with any Company Associate, in each case, regarding post-Closing employment matters with Parent or any Subsidiary or Affiliate of Parent, including post-Closing employee benefit plans and compensation, in any manner that is inconsistent with the terms of employment and related matters communicated to such Persons by or on behalf of Parent, in each case, without the prior written approval of Parent, which shall not be unreasonably withheld.

          5.9    Resignation of Officers and Directors.     The Company shall use commercially reasonable efforts to obtain and deliver to Parent at or prior to the Effective Time the resignation, effective as of the Effective Time or, at the option of Parent, at a later date, of each officer and director of each of the Acquired Corporations.

          5.10    Section 16 Matters.     Prior to the Effective Time, the Company shall take such reasonable steps as are required to cause the disposition of Company Common Stock and Company Options in connection with the Merger, by each officer or director of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act.

          5.11    Stockholder Litigation.     The Company shall promptly (and in any event within 24 hours) notify Parent in writing of, and shall give Parent the opportunity to participate fully and actively in the defense and settlement, of any Stockholder Litigation. No compromise or full or partial settlement of any Stockholder Litigation shall be agreed to by the Company without Parent's prior written consent. Subject to the foregoing, following the Effective Time, the Indemnified Persons may continue to retain counsel retained prior to the Effective Time to defend any Stockholder Litigation; provided, however, that, in no event shall Parent be required to retain more than one pre-Effective Time counsel for all the Indemnified Persons as a group, unless required by conflicts of interest between or among the Indemnified Persons.

          5.12    Company Debt Payment.     If requested by Parent not less than ten business days prior to the Closing, the Company shall (i) deliver all notices and take all other actions reasonably necessary to effect the termination of commitments and the repayment of all outstanding obligations under the Existing Credit Facilities and any other existing indebtedness of the Acquired Corporations and (ii) procure payoff letters in connection with the repayment and termination of such existing indebtedness in form and substance reasonably satisfactory to Parent. The Company shall request that the payoff letter for the Existing Credit Facilities shall (A) indicate the total amount required to be paid to fully satisfy all outstanding and unpaid principal, interest, breakage costs, fees and other costs and expenses, or similar outstanding and unpaid obligations related to all indebtedness and other obligations owed under the Existing Credit Facilities as of the anticipated Closing Date (and the daily accrual thereafter) (the "Payoff Amount"), (B) state that upon receipt of the Payoff Amount, the Existing Credit Facilities and related notes, guaranties, security agreements and other instruments supporting the repayment of the Existing Credit Facilities shall be terminated (except for obligations that by the terms of the Existing Credit

  Facilities survive such termination), and (C) state that all Liens on the assets of any Acquired Corporation securing the obligations under the Existing Credit Facilities shall be, upon the payment by the Company or the Parent of the Payoff Amount on the Closing Date, released. Prior to or at Closing, the Company shall have obtained documents, including an authorization to file UCC termination statements upon payment of the Payoff Amount, as are reasonably necessary to release all Liens on the assets of any Acquired Corporation securing the obligations under the Existing Credit Facilities.

        Section 6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB

        The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the other transactions contemplated by this Agreement are subject to the satisfaction, at or prior to the Closing, of each of the following conditions:

          6.1    Accuracy of Representations.

            (a)   Each of the representations and warranties of the Company contained in this Agreement, other than the Specified Representations, shall have been accurate in all respects as of the date of this Agreement (other than any such representation and warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date) and shall be accurate in all respects as of the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date), except that any inaccuracies in such representations and warranties will be disregarded if the circumstances giving rise to all such inaccuracies (considered collectively) do not constitute, and would not reasonably be expected to have or result in a Company Material Adverse Effect; provided, however, that, for purposes of determining the accuracy of such representations and warranties as of the foregoing dates: (i) all Company Material Adverse Effect and materiality qualifications limiting the scope of such representations and warranties shall be disregarded; and (ii) any update of or modification to the Company Disclosure Schedule made or purported to have been made on or after the date of this Agreement shall be disregarded.

            (b)   Each of the Specified Representations, except for the representations and warranties of the Company set forth in Section 2.3(a) and Section 2.3(e), shall have been accurate in all material respects as of the date of this Agreement (other than any such Specified Representation made as of a specific earlier date, which shall have been accurate in all material respects as of such earlier date) and shall be accurate in all material respects as of the Closing Date (other than any such Specified Representation made as of a specific earlier date, which shall have been accurate as of such earlier date); provided, however, that, for purposes of determining the accuracy of such Specified Representation as of the foregoing dates: (i) all Company Material Adverse Effect and materiality qualifications limiting the scope of such representations and warranties shall be disregarded; and (ii) any update of or modification to the Company Disclosure Schedule made or purported to have been made on or after the date of this Agreement shall be disregarded.

            (c)   The representations and warranties of the Company set forth in Section 2.3(a) and Section 2.3(e), shall have been accurate in all respects as of the date of this Agreement (other than any such representation and warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date) and shall be accurate in all respects as of the Closing Date (other than any such representation and warranty made as of a specific earlier date, which shall have been accurate in all respects as of such earlier date), except for de minimus inaccuracies.

          6.2    Performance of Covenants.     All of the covenants and obligations in this Agreement that the Company is required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

          6.3    Stockholder Approval.     This Agreement shall have been duly adopted by the Requisite Stockholder Approval.

          6.4    Consents.     All Consents (other than Governmental Authorizations) required to be made or obtained in connection with the Merger and the other transactions contemplated by this Agreement shall have been made or obtained and shall be in full force and effect, except where the failure to make or obtain such Consents has not had, and would not reasonably be expected to have or result in, a Company Material Adverse Effect.

          6.5    Closing Certificate.     Parent shall have received a certificate executed by the Chief Executive Officer and Chief Financial Officer of the Company confirming that the conditions set forth in Sections 6.1, 6.2, 6.3, 6.4, 6.6 and 6.9, have been duly satisfied.

          6.6    No Company Material Adverse Effect.     Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect, and no event shall have occurred or circumstance shall exist that, in combination with any other events or circumstances, would reasonably be expected to have or result in a Company Material Adverse Effect.

          6.7    Regulatory Matters.

            (a)   (i) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated; and (ii) the Required Registrations and Consents shall have been made or obtained, as applicable, and shall remain in full force and effect and all statutory waiting periods relating to such Required Registrations and Consents shall have expired or been terminated (in each case, without the imposition of any Burdensome Condition); provided, however, that any Consent required in a specific jurisdiction in connection with a change in control of the Acquired Corporations holding a Money Transmitter License shall not be a condition to Closing for purposes of this Section 6.7 if both (A) an Alternate Arrangement reasonably acceptable to Parent shall have been implemented in such jurisdiction, and (B) as a result of the implementation of such Alternate Arrangement in such jurisdiction, the failure to obtain the applicable Consent with respect to such Money Transmitter License in such jurisdiction and the continued conduct of the operations of the Company, the Surviving Corporation, Parent and its Subsidiaries on the basis of the Alternate Arrangements in such jurisdiction shall not reasonably be expected to be a violation of applicable Legal Requirements. For purposes of this Section 6.7(a), "Required Registrations and Consents" means any Consent or other registration, declaration, notice or filing related to Money Transmitter Licenses (each, a "Registration") with any Governmental Body listed on Schedule 6.7(a) and all other Registrations and Consents in each case required to be made or obtained prior to the Closing, except for such other Registrations or Consents not listed on Schedule 6.7(a) of the Company Disclosure Schedule the failure of which to be obtained or made prior to the Closing would not, individually or in the aggregate, have or reasonably be expected to have a Company Material Adverse Effect.

            (b)   Any waiting period applicable to the consummation of the Merger under any applicable foreign antitrust or competition law or regulation shall have expired or been terminated.

            (c)   Any Governmental Authorization or other Consent required to be obtained under any applicable antitrust or competition law or regulation shall have been obtained and shall remain in full force and effect.

          6.8    No Restraints.     No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger shall have been issued by any court of competent jurisdiction or other Governmental Body and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger illegal.

          6.9    No Governmental Litigation.     There shall not be pending or threatened in writing any Legal Proceeding in which a Governmental Body is, or is threatened to, become a party or is otherwise involved, and neither Parent nor the Company shall have received any communication from any Governmental Body in which such Governmental Body indicates a material likelihood of commencing any Legal Proceeding or taking any other action: (a) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement; (b) relating to the Merger or any of the other transactions contemplated by this Agreement and seeking to obtain from Parent or any of the Acquired Corporations any damages or other relief that may be material to Parent or the Acquired Corporations; (c) seeking to prohibit or limit in any material respect Parent's ability to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Surviving Corporation; (d) that would reasonably be expected to materially and adversely affect the assets of the Acquired Corporations, taken as a whole, or the business of the Acquired Corporations, taken as a whole; (e) seeking to compel any of the Acquired Corporations, Parent or any Subsidiary of Parent to dispose of or hold separate any material assets as a result of the Merger or any of the other transactions contemplated by this Agreement; or (f) seeking to impose (or that would reasonably be expected to result in the imposition of) any material liability or criminal sanctions on any of the Acquired Corporations or any of the officers or directors of any of the Acquired Corporations.

        Section 7.    CONDITIONS PRECEDENT TO OBLIGATION OF THE COMPANY

        The obligation of the Company to effect the Merger and otherwise consummate the other transactions contemplated by this Agreement is subject to the satisfaction, at or prior to the Closing, of the following conditions:

          7.1    Accuracy of Representations.     Each of the representations and warranties of the Parent Companies contained in this Agreement shall be accurate in all material respects as of the date of this Agreement and as of the Closing Date as if made on and as of the Closing Date (other than any representation and warranty made as of a specific earlier date, which shall have been accurate in all material respects as of such earlier date), except where the failure of the representations and warranties of the Parent Companies to be accurate would not reasonably be expected to have a material adverse effect on the ability of Parent to consummate the Merger; provided, however, that, for purposes of determining the accuracy of such representations and warranties as of the foregoing dates, all materiality qualifications limiting the scope of such representations and warranties shall be disregarded.

          7.2    Performance of Covenants.     All of the covenants and obligations in this Agreement that Parent and Merger Sub are required to comply with or to perform at or prior to the Closing shall have been complied with and performed in all material respects.

          7.3    Closing Certificate.     The Company shall have received a certificate executed by an officer of Parent confirming that the conditions set forth in Sections 7.1 and 7.2 have been duly satisfied.

          7.4    Stockholder Approval.     This Agreement shall have been duly adopted by the Requisite Stockholder Approval in accordance with Delaware law.

          7.5    HSR Waiting Period.     The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

          7.6    No Restraints.     No temporary restraining order, preliminary or permanent injunction or other Order preventing the consummation of the Merger by the Company shall have been issued by any court of competent jurisdiction or other Governmental Body and remain in effect, and there shall not be any Legal Requirement enacted or deemed applicable to the Merger that makes consummation of the Merger by the Company illegal.

        Section 8.    TERMINATION

          8.1    Termination.     This Agreement may be terminated prior to the Effective Time (whether before or after the adoption of this Agreement by the Requisite Stockholder Approval) by written notice of the terminating party (acting through such party's board of directors or its designee) to the other parties:

            (a)   by mutual written consent of Parent and the Company;

            (b)   by Parent or the Company if the Merger shall not have been consummated before 5:00 p.m. prevailing Pacific Time on the date that is six months following the date of this Agreement (the "End Date"); provided, however, that if, by the third business day prior to the End Date, (i) the conditions set forth in Section 6.7, Section 6.8 (with regard to matters pertaining to the HSR Act or any applicable foreign antitrust or competition laws), Section 6.9 (with regard to matters pertaining to the HSR Act or any applicable foreign antitrust or competition laws), Section 7.5 or Section 7.6 (with regard to matters pertaining to the HSR Act or any applicable foreign antitrust or competition laws) (collectively, the "Regulatory Conditions") have not been satisfied and all of the conditions set forth in Section 7 have been satisfied or duly waived by the Company (other than those conditions that by their nature cannot be satisfied until the Closing Date but which would be capable of being satisfied if the Closing occurred on the End Date), Parent may, by written notice delivered to the Company, extend the End Date to a date that is 60 days following the End Date (any extension pursuant to this clause "(i)" or by clause "(ii)", the "Extended End Date") and, if the conditions in this clause "(i)" continue to apply as of the Extended End Date, Parent may further extend the Extended End Date to a date that is 60 days following the initial Extended End Date, with any further extensions beyond the aggregate 120-day extension to be mutually agreed by Parent and the Company (the last extended End Date pursuant to this clause "(i)" or by clause "(ii)", the "Final End Date"); and (ii) the Regulatory Conditions have not been satisfied and all of the other conditions set forth in Section 6 have been satisfied or duly waived by Parent (other than those conditions that by their nature cannot be satisfied until the Closing Date but which would be capable of being satisfied if the Closing occurred on the End Date), the Company may, by written notice delivered to Parent, extend the End Date to a date that is 60 days following the End Date and, if the conditions in this clause "(ii)" continue to apply as of the Extended End Date, the Company may further extend the Extended End Date to a date that is 60 days following the initial Extended End Date, with any further extensions beyond the aggregate 120-day extension to be mutually agreed by Parent and the Company. Notwithstanding the foregoing, no party shall be permitted to terminate this Agreement pursuant to this Section 8.1(b) if the failure to consummate the Merger by the End Date, the Extended End Date or the Final End Date, as applicable, is attributable to a failure on the part of such party to perform any covenant or obligation in this Agreement required to be performed by such party at or prior to the Effective Time;

            (c)   by Parent or the Company if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable Order having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the cause of, or resulted in, the issuance, promulgation, enforcement or entry of any such Order;

            (d)   by Parent or the Company if: (i) the Company Stockholders' Meeting (including any adjournments and postponements thereof) shall have been held and completed and the Company's stockholders shall have taken a final vote on a proposal to adopt this Agreement; and (ii) this Agreement shall not have been adopted at the Company Stockholders' Meeting (and shall not have been adopted at any adjournment or postponement thereof) by the Requisite Stockholder Approval; provided, however, that: a party shall not be permitted to terminate this Agreement pursuant to this Section 8.1(d) if the failure to have this Agreement adopted by the Requisite Stockholder Approval is attributable to a failure on the part of such party to perform any covenant or obligation in this Agreement required to be performed by such party at or prior to the Effective Time;

            (e)   by Parent (at any time prior to the adoption of this Agreement by the Requisite Stockholder Approval) if a Triggering Event shall have occurred;

            (f)    by the Company (at any time prior to the adoption of this Agreement by the Requisite Stockholder Approval), in order to accept a Superior Offer and enter into a Specified Definitive Acquisition Agreement relating to such Superior Offer, if: (i) such Superior Offer shall not have resulted from any breach of Section 4.3 or Section 5.2, (ii) the Company Board, after satisfying all of the applicable requirements set forth in Section 5.2(d), shall have authorized the Company to enter into a Specified Definitive Acquisition Agreement and (iii) the Company enters into the Specified Definitive Acquisition Agreement and pays the Designated Amount as provided in Section 8.3(c) concurrently with the termination of this Agreement (it being understood that this Agreement may not be terminated by the Company unless and until any fee required to be paid by the Company at the time of such termination pursuant to Section 8.3 shall have been paid and made in full);

            (g)   by Parent if: (i) any of the Company's representations or warranties contained in this Agreement shall be inaccurate as of the date of this Agreement, or shall have become inaccurate as of a date subsequent to the date of this Agreement (as if made on such subsequent date) such that the condition set forth in Section 6.1(a) or Section 6.1(b) would not be satisfied (it being understood that, for purposes of determining the accuracy of such representations or warranties as of the date of this Agreement or as of any subsequent date: (A) all materiality qualifications limiting the scope of such representations or warranties shall be disregarded; and (B) any update of or modification to the Company Disclosure Schedule made or purported to have been made on or after the date of this Agreement shall be disregarded); or (ii) any of the Company's covenants or obligations contained in this Agreement shall have been breached such that the condition set forth in Section 6.2 would not be satisfied; provided, however, that, for purposes of clauses "(i)" and "(ii)" of this sentence, if an inaccuracy in any of the Company's representations or warranties as of a date subsequent to the date of this Agreement or a breach of a covenant or obligation by the Company is curable by the Company prior to the End Date and the Company is continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach, then Parent may not terminate this Agreement under this Section 8.1(g) on account of such inaccuracy or breach unless such inaccuracy or breach shall remain uncured for a period of 30 days commencing on the date that Parent gives the Company notice of such inaccuracy or breach; provided further, however, that Parent shall not be entitled to terminate this Agreement pursuant to this Section 8.1(g) if either Holdings, Parent or Merger Sub is in breach of its obligations under this Agreement such that the Company would be entitled to terminate this Agreement pursuant to Section 8.1(h); or

            (h)   by the Company if: (i) any of Parent's representations or warranties contained in this Agreement shall be inaccurate as of the date of this Agreement such that the condition set forth in Section 7.1 would not be satisfied (it being understood that, for purposes of determining the accuracy of such representations or warranties as of the date of this Agreement or as of any subsequent date, all materiality qualifications limiting the scope of such representations or warranties shall be disregarded); or (ii) any of Parent's covenants or obligations contained in this Agreement shall have been breached such that the condition set forth in Section 7.2 would not be satisfied; provided, however, that if an inaccuracy in any of Parent's representations or warranties as of a date subsequent to the date of this Agreement or a breach of a covenant or obligation by Parent is curable by Parent by the End Date and Parent is continuing to exercise commercially reasonable efforts to cure such inaccuracy or breach, then the Company may not terminate this Agreement under this Section 8.1(h) on account of such inaccuracy or breach unless such inaccuracy or breach shall remain uncured for a period of 30 days commencing on the date that the Company gives Parent notice of such inaccuracy or breach; provided further, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 8.1(h) if the Company is in breach of its obligations under this Agreement such that Parent would be entitled to terminate this Agreement pursuant to Section 8.1(g).

          8.2    Effect of Termination.     In the event of the termination of this Agreement as provided in Section 8.1 this Agreement shall be of no further force or effect without liability of any party to each other party hereto; provided, however, that: (i) this Section 8.2, the last sentence of Section 4.1, Section 8.3 and Section 9 and the applicable definitions in Exhibit A or elsewhere in this Agreement shall survive the termination of this Agreement and shall remain in full force and effect; and (ii) the Confidentiality Agreement shall survive the termination of this Agreement and shall remain in full force and effect in accordance with its terms. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, none of Holdings, Parent, Merger Sub or the Company shall be relieved or released from any liabilities or damages arising out of its knowing or intentional breach of any provision of this Agreement or any other agreement delivered in connection herewith or any fraud.

          8.3    Expenses; Termination Fees.

            (a)   Except as set forth in this Section 8.3, all fees and expenses incurred in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such fees and expenses, whether or not the Merger is consummated; provided, however, that Parent shall pay all fees and expenses, other than attorneys' fees, incurred in connection with the filing by the parties hereto of the premerger notification and report forms relating to the Merger under the HSR Act and the filing of any notice or other document under any applicable foreign antitrust or competition law or regulation.

            (b)   If: (i) this Agreement is terminated by Parent or the Company pursuant to Section 8.1(b) (but only if at such time Parent would not be prohibited from terminating the Agreement pursuant to the last sentence of Section 8.1(b)) or Section 8.1(d) or by Parent pursuant to Section 8.1(g); (ii) at or prior to the time of the termination of this Agreement an Acquisition Proposal shall have been disclosed publicly, announced, commenced, submitted or otherwise made and not irrevocably publicly withdrawn at least five business days prior to the termination of this Agreement (in the case of a termination pursuant to Section 8.1(b) or Section 8.1(g)) or at least five business days prior to the Company Stockholders' Meeting (in the case of a termination pursuant to Section 8.1(d)); and (iii) within 12 months after the date of any such termination, an Acquisition Transaction (whether or not relating to such Acquisition Proposal) is consummated or a definitive agreement contemplating an Acquisition

    Transaction (whether or not relating to such Acquisition Proposal) is executed (provided that, for purposes of this Section 8.3(b)(iii), all percentages in the definition of Acquisition Proposal shall be replaced with 50%), then the Company shall pay to Parent, in cash, a non-refundable fee in an amount equal to the Designated Amount (as defined in Section 8.3(d) below).

            (c)   If: (i) this Agreement is terminated by Parent pursuant to Section 8.1(e), or by Parent or the Company pursuant to Section 8.1(d) at any time after the occurrence of a Triggering Event; or (ii) this Agreement is terminated by the Company pursuant to Section 8.1(f), then the Company shall pay to Parent, in cash, a non-refundable fee in an amount equal to the Designated Amount.

            (d)   For purposes of this Section 8.3, the "Designated Amount" shall be $29,919,618.

            (e)   Any fee required to be paid to Parent pursuant to Section 8.3(b) shall be paid by the Company contemporaneously with the consummation of, or entry into of a definitive agreement relating to, the Acquisition Transaction contemplated by Section 8.3(b). Any fee required to be paid to Parent pursuant to Section 8.3(c) shall be paid by the Company: (i) in the case of a termination of this Agreement by the Company, at or prior to the time of such termination, or (ii) in case of a termination of this Agreement by Parent, within two business days of such termination (it being understood that in no event shall the Company be required to pay the Designated Amount on more than one occasion).

            (f)    The Company acknowledges and agrees that the covenants and obligations contained in this Section 8.3 are an integral part of this Agreement, the Merger and the other transactions contemplated by this Agreement, and that, without these covenants and obligations, Parent would not have entered into this Agreement.

            (g)   If the Company fails to pay when due any amount payable under this Section 8.3, then: (i) the Company shall reimburse Parent for all costs and expenses (including fees and disbursements of counsel) incurred in connection with the collection of such overdue amount and the enforcement by Parent of its rights under this Section 8.3; and (ii) the Company shall pay to Parent interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to Parent in full) at the "prime rate" (as announced by Bank of America, N.A. or any successor thereto) in effect on the date such overdue amount was originally required to be paid.

        Section 9.    MISCELLANEOUS PROVISIONS

          9.1    Amendment.    This Agreement may be amended with the approval of the respective boards of directors of the Company and Merger Sub at any time (whether before or after the adoption of this Agreement by the Company's stockholders); provided, however, that after any such adoption of this Agreement by the Company's stockholders, no amendment shall be made, which by law requires further approval of the stockholders of the Company, without such further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto and delivered by duly authorized officers of the respective parties.

          9.2    Extension; Waiver.

            (a)   Subject to Sections 9.2(b) and 9.2(c), at any time prior to the Effective Time, any party hereto may: (i) extend the time for the performance of any of the obligations or other acts of the other parties to this Agreement; (ii) waive any inaccuracy in or breach of any representation, warranty, covenant or obligation of the other party in this Agreement or in any document delivered pursuant to this Agreement; and (iii) waive compliance with any covenant, obligation or condition for the benefit of such party contained in this Agreement.

            (b)   No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

            (c)   No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

          9.3    No Survival of Representations and Warranties.     None of the representations and warranties contained in this Agreement or in any certificate or schedule delivered pursuant to this Agreement shall survive the Merger.

          9.4    Entire Agreement; Counterparts; Exchanges by Facsimile or Electronic Delivery.     This Agreement (including all Exhibits and Schedules hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. Each party hereto agrees that, except for the representations and warranties contained in Section 2 (including the Company Disclosure Schedule) and Section 3 of this Agreement and any certificate or schedule delivered pursuant to this Agreement, (i) neither the Company, Holdings, Parent or Merger Sub makes any other representations or warranties and each hereby disclaims any other representations or warranties made by itself or any of its Representatives, with respect to the execution and delivery of this Agreement, notwithstanding the delivery or disclosure to any other party or any other party's Representatives of any document or other information with respect to any one or more of the foregoing and (ii) none of the other parties makes or has made any representation or warranty with respect to any projections, forecasts, estimates, plans or budgets relating to the future business or financial performance of such other party or any of its Subsidiaries heretofore or hereafter delivered to or made available to the other parties. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery shall be sufficient to bind the parties to the terms of this Agreement.

          9.5    Applicable Law; Jurisdiction; Waiver of Jury Trial.     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between any of the parties arising out of or relating to this Agreement, the Merger or any of the other transactions contemplated by this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case each of the parties irrevocably and unconditionally consents and submits to the jurisdiction of the United States District Court for the District of Delaware); (b) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (c) agrees that it will not bring any such action in any court other than the Court of Chancery of the State of Delaware in and for New

  Castle County, Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case each of the parties agrees that it will not bring such action in any court other than the United States District Court for the District of Delaware). Service of any process, summons, notice or document to any party's address and in the manner set forth in Section 9.9 shall be effective service of process for any such action. EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

          9.6    Company Disclosure Schedule.     The Company Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered sections contained in Section 2, and the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify only the particular representation or warranty set forth in the corresponding numbered or lettered section in Section 2, and shall not be deemed to relate to or to qualify any other representation or warranty, except where it is reasonably apparent from the wording of such exception or disclosure that such exception or disclosure is intended to qualify such representation or warranty. The inclusion of any matter or event in the Company Disclosure Schedule shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms of the Agreement to be disclosed, is material to the Acquired Corporations, whether considered individually or in combination with other matters or events disclosed herein, has resulted in or would result in a Company Material Adverse Effect or is outside the ordinary course of business. The information set forth in the Company Disclosure Schedule is disclosed solely for the purposes of this Agreement, and no information set forth therein shall be deemed to be an admission by any party hereto to any third party of any matter whatsoever, including any violation of law or breach of any Contract. The information in the Company Disclosure Schedule is disclosed confidentially, and Parent and Merger Sub agree by their receipt of the Company Disclosure Schedule that such information shall be held subject to the obligations of the Confidentiality Agreement. In disclosing the information set forth in the Company Disclosure Schedule, the Company expressly does not waive any attorney-client privilege associated with any such information or any protection afforded by the "work product doctrine" with respect to any of the matters disclosed herein.

          9.7    Attorneys' Fees.     In any action at law or suit in equity to enforce this Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive its reasonable attorneys' fees and all other reasonable costs and expenses incurred in such action or suit.

          9.8    Assignability.     This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a party's rights, interests or obligations hereunder may be assigned or delegated by such party, in whole or in part, by operation of law or otherwise, without the prior written consent of the other parties, and any attempted assignment or delegation of this Agreement or any of such rights, interests or obligations by such party without the other parties' prior written consent shall be void and of no effect; provided further, that Merger Sub may assign in its sole discretion and without the consent of any other party, all (but not less than all) of its rights, interests and obligations under this Agreement to any direct or indirect wholly owned Subsidiary of Parent, provided such Subsidiary of Parent is a Delaware corporation and that such assignment shall not impair, delay or prevent the consummation of the Merger, but no such assignment shall relieve Parent or Merger Sub of its obligations hereunder. Subject to the preceding sentence and except as specifically provided in Section 5.5, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature. The parties hereto further agree that the rights of the Indemnified Persons under Section 5.5 shall not arise unless and until the Effective Time occurs.

          9.9    Notices.     Each notice, request, demand or other communication under this Agreement shall be in writing and shall be deemed to have been duly given, delivered or made as follows: (a) if delivered by hand, when delivered; (b) if sent on a business day by email before 5:00 p.m. (California Time) on the day sent by email and receipt is confirmed, when transmitted; (c) if sent by email on a day other than a business day and receipt is confirmed, or if sent by email after 5:00 p.m. (California time) on the day sent by email and receipt is confirmed, on the business day following the date on which receipt is confirmed; (d) if sent by registered, certified or first class mail, the third business day after being sent; and (e) if sent by overnight delivery via a national courier service, two business days after being delivered to such courier, in each case to the address or email set forth beneath the name of such party below (or to such other address or email as such party shall have specified in a written notice given to the other parties hereto):

if to Parent, Holdings or Merger Sub:	PayPal, Inc. c/o PayPal Holdings, Inc. 2211 N. First Street San Jose, California 95131 Attention: General Counsel Facsimile: (408) 967-9990
with a copy (which shall not constitute notice) to:	Sidley Austin LLP 555 California Street San Francisco, CA 94104 Attention: Gary D. Gerstman and Sharon R. Flanagan Facsimile: (415) 772-7400
if to the Company:	Xoom Corporation 425 Market Street, 12th Floor San Francisco, California 94105 Attention: General Counsel Facsimile: (415) 777-8690
with a copy (which shall not constitute notice) to:	Goodwin Procter LLP 135 Commonwealth Drive Menlo Park, CA 94025 Attention: Anthony McCusker and Stuart Cable Facsimile: (650) 618-1824

          9.10    Cooperation.     The parties agree to cooperate fully with each other and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other parties to evidence or reflect the Merger and the other transactions contemplated by this Agreement and to carry out the intent and purposes of this Agreement.

          9.11    Obligations of Parent and of the Company.     Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action.

          9.12    Severability.     Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability or application of the invalid or unenforceable term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a suitable and equitable term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

          9.13    Remedies.     The Company and Parent acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement required to be performed by any of the parties were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. Accordingly, in the event of any breach or threatened breach by the any party of any covenant or obligation contained in this Agreement, the Company or Parent shall be entitled to obtain, without proof of actual damages (and in addition to any other remedy to which such party may be entitled at law or in equity): (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. The Company and Parent hereby waive any requirement for the securing or posting of any bond in connection with any such remedy. The parties hereto further agree that (i) by seeking the remedies provided for in this Section 9.13, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9.13 are not available or otherwise are not granted, and (ii) nothing set forth in this Section 9.13 shall require any party hereto to institute any proceeding for (or limit any party's right to institute any proceeding for) specific performance under this Section 9.13 prior or as a condition to exercising any termination right under Section 8 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding pursuant to this Section 9.13 or anything set forth in this Section 9.13 restrict or limit any party's right to terminate this Agreement in accordance with the terms of Section 8 or pursue any other remedies under this Agreement that may be available at any time.

          9.14    Construction.

            (a)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (b)   The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

            (c)   As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

            (d)   Unless otherwise indicated or the context otherwise requires: (i) any definition of or reference to any agreement, instrument or other document or any Legal Requirement in this Agreement shall be construed as referring to such agreement, instrument or other document or Legal Requirement as from time to time amended, supplemented or otherwise modified; (ii) any reference in this Agreement to any Person shall be construed to include such Person's successors and assigns; (iii) any reference herein to "Sections," "Exhibits" and "Schedules" are intended to refer to Sections of this Agreement and Exhibits or Schedules to this Agreement; and (iv) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof.

            (e)   The table of contents and headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement, shall not be deemed to limit or otherwise affect any provisions hereof and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

PAYPAL, INC., a Delaware corporation
By:	/s/ DANIEL H. SCHULMAN
	Name:	Daniel H. Schulman
	Title:	President
TIMER ACQUISITION CORP., a Delaware corporation
By:	/s/ RUSSELL ELMER
	Name:	Russell Elmer
	Title:	President
XOOM CORPORATION, a Delaware corporation
By:	/s/ JOHN KUNZE
	Name:	John Kunze
	Title:	President
PAYPAL HOLDINGS, INC., a Delaware corporation (solely for the limited purposes of Sections 1.9 and 3 hereof)
By:	/s/ DANIEL H. SCHULMAN
	Name:	Daniel H. Schulman
	Title:	President

EXHIBIT A

CERTAIN DEFINITIONS

        For purposes of the Agreement (including this Exhibit A):

        Acceptable Confidentiality Agreement.    "Acceptable Confidentiality Agreement" shall mean a confidentiality agreement that: (a) does not contain any provision prohibiting or otherwise restricting the Company from making any of the disclosures required to be made by Section 4.3(d) or any other provision of the Agreement; and (b) contains other provisions (including standstill provisions) at least as favorable to the Company in the aggregate as the provisions of the Original Confidentiality Agreement.

        Acquired Corporations.    "Acquired Corporations" shall mean, collectively, the Company and the Company's Subsidiaries, and their respective predecessors (including any Entity that shall have merged into the Company or any of its Subsidiaries).

        Acquired Corporation Data.    "Acquired Corporation Data" shall mean all right, title and interest in and with respect to the data contained in the Company IT Systems or any databases of the Acquired Corporation (including any and all Trade Secrets and User Data) and all other information and data compilations used by, or necessary to the business of, the Acquired Corporations.

        Acquired Corporation Privacy Policy.    "Acquired Corporation Privacy Policy" shall mean each external, past or present privacy policy of any Acquired Corporation, including any such policy relating to: (a) the privacy of users of any Acquired Corporation Web Site; and (b) the collection, storage, disclosure, and transfer of any User Data or Personal Data.

        Acquired Corporation User Agreement.    "Acquired Corporation User Agreement" shall mean each Contract of an Acquired Corporation that constitutes a user agreement, terms of use, terms of service, or end user license agreement that governs (or is intended to govern) each user's access to and use of any Acquired Corporation Web Site, any Software of an Acquired Corporation, or any product of an Acquired Corporation.

        Acquired Corporation Web Site.    "Acquired Corporation Web Site" shall mean any public or private web site owned, maintained, or operated at any time by or on behalf of any of the Acquired Corporations, including the web site located at www.xoom.com.

        Acquisition Inquiry.    "Acquisition Inquiry" shall mean an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made or submitted by Parent or any of its Subsidiaries) that would reasonably be expected to lead to an Acquisition Proposal.

        Acquisition Proposal.    "Acquisition Proposal" shall mean any offer or proposal (other than an offer or proposal made or submitted by Parent or any of its Subsidiaries) contemplating any Acquisition Transaction.

        Acquisition Transaction.    "Acquisition Transaction" shall mean any transaction or series of transactions (other than the Merger and the other transactions contemplated by this Agreement) involving:

          (a)   merger, consolidation, amalgamation, share exchange, business combination, joint venture, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which a Person or "group" (as defined in the Exchange Act and the rules thereunder) of Persons (or the equityholders of any Person) directly or indirectly acquires beneficial or record ownership of securities representing 20% or more of the outstanding securities of any class (or instruments convertible into or exercisable or exchangeable for 20% or more of any such class) of any of the Acquired Corporations or of the surviving entity in a merger (or other similar transaction) or the resulting direct or indirect parent of the Company or such surviving entity; or (ii) in which any Acquired Corporation issues securities representing 20% or more of the outstanding securities of any class of such Acquired Corporation (or instruments convertible into or exercisable or exchangeable for 20% or more of any such class);

          (b)   any sale, lease, exchange, transfer, license, sublicense, acquisition or disposition of any business or businesses or assets that constitute or account for 25% or more of the consolidated net revenues, consolidated net income or consolidated assets of the Acquired Corporations; or

          (c)   any liquidation or dissolution of any of the Acquired Corporations the business of which constitutes 20% or more of the consolidated net revenues, consolidated net income or consolidated assets of the Acquired Corporations.

        Affiliate.    "Affiliate" of any Person shall mean another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

        Agreement.    "Agreement" shall mean the Agreement and Plan of Merger to which this Exhibit A is attached, as it may be amended from time to time.

        Audited Balance Sheet.    "Audited Balance Sheet" shall mean the audited consolidated balance sheet of the Company and its consolidated Subsidiaries as of December 31, 2014, included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC on March 2, 2015.

        Bank Secrecy Act.    "Bank Secrecy Act" shall mean the federal Bank Secrecy Act of 1970, Pub. L. 91-508, as amended.

        Book Entry Shares.    "Book Entry Shares" shall mean uncertificated shares of Company Common Stock represented by a book entry.

        business day.    "business day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

        Code.    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        Company Affiliate.    "Company Affiliate" shall mean any Person under common control with any of the Acquired Corporations within the meaning of Section 414(b), Section 414(c), Section 414(m) or Section 414(o) of the Code, and the regulations issued thereunder.

        Company Associate.    "Company Associate" shall mean any current or former employee, independent contractor, consultant or director of or to any of the Acquired Corporations.

        Company Common Stock.    "Company Common Stock" shall mean the Common Stock, $0.0001 par value per share, of the Company.

        Company Contract.    "Company Contract" shall mean any Contract: (a) to which any of the Acquired Corporations is a party; (b) by which any of the Acquired Corporations or any Company Owned IP or any other asset of any of the Acquired Corporations is or may become bound or under which any of the Acquired Corporations has, or may become subject to, any obligation; or (c) under which any of the Acquired Corporations has or may acquire any right or interest.

        Company Disclosure Schedule.    "Company Disclosure Schedule" shall mean the disclosure schedule that has been prepared by the Company in accordance with the requirements of Section 9.6 of the Agreement and that has been delivered by the Company to Parent on the date of the Agreement.

        Company Employee Agreement.    "Company Employee Agreement" shall mean any management, employment, severance, retention, transaction bonus, change in control, consulting, relocation, repatriation or expatriation agreement or other similar Contract between: (a) any of the Acquired Corporations; and (b) any Company Associate, other than any such Contract that is terminable "at will" without any obligation on the part of any Acquired Corporation or any Company Affiliate to make any severance, termination, change in control or similar payment or to provide any benefit.

        Company Employee Plan.    "Company Employee Plan" shall mean any plan, program, policy, practice or Contract providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits, retirement benefits or other benefits or remuneration of any kind, whether or not in writing and whether or not funded, including each "employee benefit plan," within the meaning of Section 3(3) of ERISA (whether or not ERISA is applicable to such plan): (a) that is maintained or contributed to, or required to be maintained or contributed to, by any of the Acquired Corporations for the benefit of any Company Associate; or (b) with respect to which any of the Acquired Corporations has or may incur or become subject to any liability or obligation; provided, however, that a Company Employee Agreement shall not be considered a Company Employee Plan.

        Company Equity Award.    "Company Equity Award" shall mean any Company Option or any Company Stock-Based Award.

        Company Equity Plans.    "Company Equity Plans" shall mean (i) the Company's 2012 Stock Option and Incentive Plan and (ii) the Company's Amended and Restated 2010 Stock Option and Grant Plan.

        Company IT Systems.    "Company IT Systems" shall mean all information technology and computer systems (including Company Service Software, information technology and telecommunication hardware and other equipment) relating to the transmission, storage, maintenance, organization, presentation, generation, processing or analysis of data or information, whether or not in electronic format, used in or necessary to the conduct of the business of the Acquired Corporations.

        Company Material Adverse Effect.    "Company Material Adverse Effect" shall mean any effect, change, claim, event or circumstance that, considered individually or together with all other effects, changes, claims, events and circumstances, is or would reasonably be expected to be or to become materially adverse to, or has or would reasonably be expected to have or result in a material adverse effect on (a) the business, condition (financial or otherwise), capitalization, assets, Liabilities, operations or financial performance of the Acquired Corporations taken as a whole; or (b) the ability of any of the Acquired Corporations to consummate the Merger or any of the other transactions contemplated by this Agreement or to perform any of its covenants or obligations under the Agreement, excluding, in each case, any effect to the extent resulting from: (i) the announcement of the Merger as a result of the identity of Parent, Merger Sub or Holdings; (ii) changes in the financial or securities markets or general economic or political conditions in the United States that have arisen after the date of the Agreement; (iii) any changes in general conditions in the industry and markets in which the Company and its Subsidiaries operate after the date of the Agreement; (iv) any changes in applicable Legal Requirements or GAAP (or interpretations thereof) or changes in the regulatory accounting requirements applicable to any industry in which the Company operates that have arisen after the date of the Agreement; (v) the taking of any specific action, or refraining from taking any specific action, in each case, as expressly required or prohibited, as the case may be, by the Agreement; (vi) the outbreak or escalation of hostilities, any acts of war, terrorism or military actions, or any escalation or worsening of any such hostilities, acts of war, terrorism or military actions threatened or underway as of the date of the Agreement, or any natural disaster, in each case, after the date of the Agreement; (vii) any Stockholder Litigation; or (viii) in and of itself, any failure by the Company to meet analysts' estimates or projections, performance measures, operating statistics or revenue or, earnings or similar projections, forecasts or predictions for any period after the date of the Agreement

(in each case whether internal or external) or, in and of itself, any decline in the price or trading volume of shares of Company Common Stock after the date of the Agreement (provided, however, that, except as otherwise provided in this definition, the underlying causes of such failure or decline may be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur); provided, further, in the case of clauses (ii), (iii), (iv) and (vi) such effect may be taken into account in determining whether or not there has been, or would reasonably be expected to be, a Company Material Adverse Effect to the extent such effect has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its Subsidiaries operate, in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether or not there has been, or would reasonably be expected to be, a Company Material Adverse Effect.

        Company Option.    "Company Option" shall mean each option to purchase shares of Company Common Stock from the Company, whether granted by the Company pursuant to a Company Equity Plan, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested.

        Company Owned IP.    "Company Owned IP" shall mean all Intellectual Property Rights and Intellectual Property with respect to which any of the Acquired Corporations has (or purports to have) an ownership interest. Company Owned IP includes the Intellectual Property and Intellectual Property Rights listed in Parts 2.9(a)(i) and 2.9(a)(ii) of the Company Disclosure Schedule.

        Company Performance Share Award.    "Company Performance Share Award" shall mean each performance-based award representing the right to earn, vest and be issued shares of Company Common Stock by the Company based on pre-established performance conditions, whether granted by the Company pursuant to the Company Equity Plans, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested.

        Company Preferred Stock.    "Company Preferred Stock" shall mean the Preferred Stock, $0.0001 par value per share, of the Company.

        Company RSU.    "Company RSU" shall mean each restricted stock unit representing the right to vest in and be issued shares of Company Common Stock by the Company, whether granted by the Company pursuant to the Company Equity Plans, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted and whether vested or unvested.

        Company Service.    "Company Service" shall mean any service, product, system, technology, software application, search engine or platform developed, marketed, distributed, sold, offered, provided, licensed or made available, directly or indirectly, by or on behalf of any Acquired Corporation.

        Company Service Software.    "Company Service Software" shall mean any software (regardless of whether such software is owned by an Acquired Corporation or licensed to an Acquired Corporation by a third party) contained or included in (or that is needed for or used in the operation of) any Company Service.

        Computer Software.    "Computer Software" shall mean computer software, data files, source and object codes, application programming interfaces, tools, user interfaces, manuals and other specifications and documentation and all know-how relating thereto.

        Company Source Code.    "Company Source Code" shall mean any source code embodying any Intellectual Property owned by or purported to be owned by any of the Acquired Corporations,

including the source code for the portions of the Company Service Software that any of the Acquired Corporations owns or purports to own.

        Company Stock-Based Award.    "Company Stock-Based Award" shall mean any restricted stock unit, restricted stock or performance share award relating to Company Common Stock, whether granted under any of the Company Equity Plans or otherwise and whether vested or unvested.

        Confidentiality Agreement.    "Confidentiality Agreement" shall mean the Original Confidentiality Agreement, as amended by that certain Amendment to Confidentiality Agreement dated as of the date hereof between the Company, Parent and eBay Inc.

        Consent.    "Consent" shall mean any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).

        Contract.    "Contract" shall mean any written, oral or other agreement, contract, subcontract, lease, understanding, arrangement, settlement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature, whether express or implied.

        DGCL.    "DGCL" shall mean the General Corporation Law of the State of Delaware.

        Distribution Provider.    "Distribution Provider" shall mean a Person that undertakes to disburse funds to, or credit, deposit or apply funds to the account or for the benefit of, recipients or beneficiaries of fund transfers initiated using the Company Services, including billers that agree with any Acquired Corporation to accept payments on account through or in connection with Company Services.

        Domain Name.    "Domain Name" shall mean the any or all of the following and all worldwide rights in, arising out of, or associated therewith; domain names, uniform resource locators and other names and locators associated with the internet.

        Embargoed Person.    "Embargoed Person" means any person, country or entity subject to trade or financial restrictions under any applicable Legal Requirements, including the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701, et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1, et seq., or any statutes, regulations or Executive Orders implemented by OFAC, the U.S. Commerce Department's Bureau of Industry and Security or the U.S. Department of State's Directorate of Defense Trade Controls.

        Encumbrance.    "Encumbrance" shall mean any Lien, pledge, hypothecation, charge, mortgage, easement, encroachment, imperfection of title, title exception, title defect, right of possession, lease, tenancy license, security interest, encumbrance, claim, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

        Entity.    "Entity" shall mean any corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity.

        Environmental Law.    "Environmental Law" shall mean any Legal Requirement relating directly or indirectly to the protection of the environment (including ambient air, surface water, groundwater or land) or human health and safety (including exposure of any individual to Hazardous Substances), or otherwise relating to the production, use, emission, storage, treatment, transportation, recycling, disposal, discharge, release or other handling of any Hazardous Substances or the investigation, clean-up or other remediation or analysis thereof.

        ERISA.    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        Existing Credit Facilities.    "Existing Credit Facilities" shall mean any outstanding credit facility, overdraft, loan, loan stock, debenture, letter of credit, acceptance credit or other financial facility, as set forth on Part 2.7(b) of the Company Disclosure Schedule.

        Export and Import Approvals.    "Export and Import Approvals" shall mean all export and import licenses, license exceptions, consents, notices, waivers, approvals, orders, authorizations, registrations, declarations and filings, from or with any Governmental Body, that are required for compliance with Export and Import Control Laws.

        Export and Import Control Laws.    "Export and Import Control Laws" shall mean any applicable Legal Requirement governing (a) imports, exports, reexports, or transfers of products, services, software, or technologies from or to the United States or another country; (b) any release of technology or software in any foreign country or to any foreign person (anyone other than a citizen or lawful permanent resident of the United States, or a protected individual as defined by 8 U.S.C. § 1324b(a)(3)) located in the United States or abroad; (c) economic sanctions or embargoes; or (d) compliance with unsanctioned foreign boycotts.

        Exchange Act.    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        Foreign Plan.    "Foreign Plan" shall mean any: (a) plan, program, policy, practice, Contract or other arrangement of any Acquired Corporation mandated by a Governmental Body outside the United States; (b) Company Employee Plan that is subject to any of the Legal Requirements of any jurisdiction outside the United States; or (c) Company Employee Plan that covers or has covered any Company Associate whose services are or have been performed primarily outside the United States.

        GAAP.    "GAAP" shall mean generally accepted accounting principles in the United States.

        Governmental Authorization.    "Governmental Authorization" shall mean (a) any permit, license, certificate, franchise, permission, variance, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement; or (b) any right under any Contract with any Governmental Body, and shall also include the expiration of the waiting period under the HSR Act and any required approval or clearance of any Governmental Body pursuant to any applicable foreign Legal Requirement relating to antitrust or competition matters.

        Governmental Body.    "Governmental Body" shall mean any: (a) multinational or supranational body exercising legislative, judicial or regulatory powers; (b) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (c) federal, state, local, municipal, foreign or other government; (d) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal); or (e) self-regulatory organization, including the New York Stock Exchange, NASDAQ and the Financial Industry Regulatory Authority (FINRA).

        Hazardous Substance.    "Hazardous Substance" shall mean any substance, material or waste that is characterized or regulated under any Environmental Law as "hazardous," "pollutant," "contaminant," "toxic" or words of similar meaning or effect, including petroleum and petroleum products, polychlorinated biphenyls and asbestos.

        Holdings Common Stock.    "Holdings Common Stock" shall mean the Common Stock, $0.0001 par value per share, of Holdings.

        HSR Act.    "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        Intellectual Property.    "Intellectual Property" shall mean algorithms, application programming interfaces (APIs), apparatus, circuit designs and assemblies, gate arrays, net lists, test vectors, data, data collections and databases, diagrams, formulae, inventions (whether or not patentable), logos, marks (including brand names, product names, logos, Domain Names, and slogans), methods, network configurations and architectures, processes, proprietary information, protocols, schematics, specifications, software, software code (in any form, including source code and executable or object code), subroutines, techniques, Trade Secrets, user interfaces, URLs, web sites, works of authorship and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing, such as instruction manuals, laboratory notebooks, prototypes, samples, studies and summaries).

        Intellectual Property Rights.    "Intellectual Property Rights" shall mean any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) patents (including utility, utility model, plant and design patents, and certificates of invention), patent applications (including additions, provisional, national, regional and international applications, as well as original, continuation, continuation-in-part, divisionals, continued prosecution applications, reissues, and re-examination applications), and all reissues, divisions, renewals, extensions, provisionals, certificates of invention and statutory invention registrations, continued prosecution applications, requests for continued examination, reexaminations, continuations and continuations-in-part thereof ("Patents"); (ii) copyrights, and registrations and applications therefor, mask works, whether registered or not, works of authorship and all other rights corresponding thereto throughout the world including moral and economic rights of authors and inventors, however denominated ("Copyrights"); (iii) industrial designs and any registrations and applications therefor; (iv) trade names, trade dress, slogans, all identifiers of source, fictitious business names (D/B/As), Domain Names, logos, trademarks and service marks, including all goodwill therein, and any and all common law rights, registrations and applications therefor ("Trademarks"); (v) trade secrets (including, those trade secrets defined in the Uniform Trade Secrets Act and under corresponding foreign statutory and common law), business, technical and know-how information, non-public information, and confidential information, including all source code, documentation, processes, technology, formulae, customer lists, business and marketing plans, inventions (whether or not patentable) and marketing information and rights to limit the use or disclosure thereof by any Person; including databases and data collections and all rights therein ("Trade Secrets"); (vi) any similar or equivalent rights to any of the foregoing (as applicable); and (vii) together with, in each of clauses "(i)" through "(vi)" above, all claims for damages by reason of past infringement thereof, with the right to sue for, and collect, the same.

        IRS.    "IRS" shall mean the United States Internal Revenue Service.

        Knowledge of the Company.    The Company shall be deemed to have "Knowledge" of a fact or other matter if any Person listed on Schedule B has actual knowledge of such fact or other matter after reasonable inquiry.

        Knowledge of Parent.    Parent shall be deemed to have "Knowledge" of a fact or other matter if the Chief Executive Officer or General Counsel of Parent has actual knowledge of such fact or other matter after reasonable inquiry.

        Legal Proceeding.    "Legal Proceeding" shall mean any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, claim, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.

        Legal Requirement.    "Legal Requirement" shall mean any applicable federal, state, local, territorial, provincial, regional, municipal, foreign or supranational law, statute, constitution, treaty, principle of common law, directive, resolution, ordinance, code, edict, writ, decree, rule, regulation, judgment, injunction, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect in any nation, state, commonwealth, province, territory, country, municipality, district or other jurisdiction of any nation by or under the authority of any Governmental Body, and any rule, regulation or operating or technical standard or guidance issued, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any payment system in which any Acquired Corporation processes transactions.

        Liability.    "Liability" shall mean any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

        Lien.    "Lien" shall mean any mortgage, charge, pledge, hypothec, security interest, prior claim, assignment, lien (statutory or otherwise), or other similar encumbrance of any kind, in each case, whether contingent or absolute.

        Made Available to Parent.    Any statement in Section 2 of the Agreement to the effect that any information, document or other material has been "Made Available to Parent" shall mean that such information, document or material was: (a) publicly available on the SEC EDGAR database by the Company at least 24 hours prior to the execution of this Agreement; (b) delivered to Parent or Parent's Representatives via electronic mail or in hard copy form at least 24 hours prior to the execution of the Agreement; or (c) made available to Parent or Parent's Representatives at least 24 hours prior to the execution of the Agreement in the virtual data room maintained by the Company with Merrill Datasite in connection with the Merger and the other transactions contemplated by this Agreement.

        Merger Consideration.    "Merger Consideration" shall mean the cash consideration that a holder of shares of Company Common Stock who does not perfect his or its appraisal rights under the DGCL is entitled to receive in exchange for such shares of Company Common Stock pursuant to Section 1.5.

        Money Transmitter License.    "Money Transmitter License" shall mean any Governmental Authorization that is necessary under any Money Transmitter Requirement to entitle an Acquired Corporation to carry on and conduct its businesses as currently conducted.

        Money Transmitter Requirements.    "Money Transmitter Requirements" shall mean any and all Legal Requirements relating to the business of transmitting money or other payment or money services businesses.

        NASDAQ.    "NASDAQ" shall mean the NASDAQ Global Select Market.

        OFAC.    "OFAC" shall mean the U.S. Treasury Department's Office of Foreign Assets Control.

        Open Source Code.    "Open Source Code" shall mean any Computer Software that is distributed under "open source" or "free software" terms, including any license consistent with the Open Source Definition, as promulgated by the Open Source Initiative, or the Free Software Definition, as promulgated by the Free Software Foundation (e.g., all versions of the GPL, LGPL, Mozilla License, Apache License, Common Public License, BSD license), such Computer Software to include, for the avoidance of doubt, any Computer Software distributed with any license term or condition that (a) requires or would require, or conditions or would condition, the use or distribution of such Computer Software on the disclosure, licensing, or distribution of any source code for any portion of such Computer Software or any derivative work of such Computer Software; or (b) otherwise imposes or would impose any material limitation, restriction, or condition on the right or ability of the licensee of such Computer Software to use or distribute such Computer Software or any derivative work of such Computer Software.

        Order.    "Order" shall mean any order, writ, injunction, judgment, ruling, award or decree of any arbitrator or any court or other Governmental Body.

        Original Confidentiality Agreement.    "Original Confidentiality Agreement" shall mean that certain Confidentiality Agreement dated as of April 17, 2015 between the Company and eBay Inc.

        Parent Common Stock.    "Parent Common Stock" shall mean the common stock of Parent, par value $0.001 per share.

        Parent Companies.    "Parent Companies" shall mean collectively, Parent, Merger Sub and Holdings.

        Person.    "Person" shall mean any individual, Entity or Governmental Body.

        Personal Data.    "Personal Data" shall mean a natural person's name, street address, telephone number, e-mail address, photograph, social security number, driver's license number, passport number, financial account information, financial account information, or any other piece of information relating directly or indirectly to an identified or identifiable natural person, or that that allows the identification, directly or indirectly, of a natural person.

        Proxy Statement.    "Proxy Statement" shall mean the proxy statement to be sent to the Company's stockholders in connection with the Company Stockholders' Meeting.

        Registered IP.    "Registered IP" shall mean all Intellectual Property Rights that are registered, filed, issued or granted under the authority of, with or by any Governmental Body, including all Patents, registered copyrights, registered trademarks, Domain Names and all applications for any of the foregoing.

        Representatives.    "Representatives" shall mean directors, officers, other employees, agents, attorneys, accountants, advisors and representatives.

        Sarbanes-Oxley Act.    "Sarbanes-Oxley Act" shall mean the Sarbanes-Oxley Act of 2002, as it may be amended from time to time.

        SEC.    "SEC" shall mean the United States Securities and Exchange Commission.

        Securities Act.    "Securities Act" shall mean the Securities Act of 1933, as amended.

        Software.    "Software" shall mean source code or object code, whether embodied in software, firmware or otherwise.

        Specified Registrations.    "Specified Registrations" shall mean all required Registrations for (i) the top ten states based on aggregate revenue for the Acquired Corporations for the twelve months ended June 30, 2015 plus Ohio and (ii) states that, when aggregated with states for which no registration is required, represent more than 95% of the aggregate revenue for the Acquired Corporations for the twelve months ended June 30, 2015.

        Specified Representations.    "Specified Representations" shall mean the representations and warranties of the Company contained in Sections 2.2 (Certificate of Incorporation and Bylaws), 2.3 (Capitalization; Rights to Acquire Stock), 2.21 (Authority; Binding Nature of Agreement), 2.22 (Inapplicability of Anti-takeover Statutes), 2.23 (Vote Required), 2.25 (Fairness Opinions) and 2.26 (Brokers) of the Agreement.

        Stockholder Litigation.    "Stockholder Litigation" shall mean any claim or Legal Proceeding (including any class action or derivative litigation) asserted or commenced by, on behalf of or in the name of, against or otherwise involving the Company and/or any of its directors or officers relating directly or indirectly to this Agreement, the Merger or any of the other transactions contemplated by this Agreement (including any such claim or Legal Proceeding based on allegations that any Acquired Corporation's entry into the Agreement or the terms and conditions of the Agreement constituted a breach of the fiduciary duties of the board of directors of any Acquired Corporation or any officer of any Acquired Corporation).

        Subsidiary.    An Entity shall be deemed to be a "Subsidiary" of another Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities of other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity's board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting or financial interests in such Entity.

        Superior Offer.    "Superior Offer" shall mean a bona fide, written Acquisition Proposal that: (a) was not obtained or made as a result of a breach of Section 4.3 or Section 5.2 of this Agreement; (b) the Company Board determines in good faith (after taking into account the advice of an independent financial advisor and outside legal counsel), taking into account, among other things, all legal, financial, regulatory, and other aspects of the Acquisition Proposal and the Person making the Acquisition Proposal, including the form of consideration, financing terms (and certainty of financing) thereof and the likelihood and timing of consummation, would, if consummated, result in a transaction that is more favorable to the Company's stockholders from a financial point of view than the Merger; provided, however, that, for purposes of this definition of "Superior Proposal," references in the term "Acquisition Proposal" to "20% or more" shall be deemed to be references to "more than 50%".

        Tax.    "Tax" shall mean any federal, state, local, foreign or other tax (including any income tax, franchise tax, capital gains tax, gross receipts tax, value-added tax, surtax, estimated tax, unemployment tax, national health insurance tax, excise tax, ad valorem tax, transfer tax, stamp tax, sales tax, use tax, property tax, business tax, withholding tax or payroll tax), levy, assessment, tariff, duty (including any customs duty), deficiency or fee in the nature of a tax, and any related charge or amount (including any fine, penalty or interest), imposed, assessed or collected by or under the authority of any Governmental Body. For purposes of this Agreement, "Tax" also includes any obligations pursuant to Treas. Reg. § 1.1502-6 or comparable provisions of state, local or foreign tax law and any Liability for taxes as a transferee or successor.

        Tax Return.    "Tax Return" shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any applicable Legal Requirement relating to any Tax.

        Transaction Documents.    "Transaction Documents" shall mean the Agreement and each other agreement, document or instrument to be executed or delivered pursuant to the Agreement.

        Triggering Event.    A "Triggering Event" shall be deemed to have occurred if: (a) the Company Board or any committee thereof shall have effected an Adverse Change Recommendation; (b) the Company shall have failed to include the Company Board Recommendation in the Proxy Statement; (c) the Company Board shall have failed to reaffirm publicly the Company Board Recommendation within ten business days after Parent requests in writing that the Company Board Recommendation be reaffirmed publicly; (d) a tender or exchange offer relating to shares of Company Common Stock shall have been commenced and the Company shall not have sent to its security holders, within ten business days after the commencement of such tender or exchange offer, a statement disclosing that the Company recommends rejection of such tender or exchange offer and reaffirming the Company Board Recommendation; or (e) any of the Acquired Corporations or any Representative of any of the Acquired Corporations shall have materially breached any of the provisions set forth in Section 4.3.

        USA PATRIOT ACT.    "USA PATRIOT ACT" shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, as amended.

        User Data.    "User Data" shall mean any Personal Data or other data or information collected by or on behalf of any of the Acquired Corporations from users of the Company Service through any Acquired Corporation Web Site, Company Service Software or otherwise.

Annex B

July 1, 2015
Board of Directors
Xoom Corporation
100 Bush Street, Suite 300
San Francisco, CA 94104

Members of the Board:

        We understand that Xoom Corporation (the "Company"), PayPal, Inc. ("Parent"), Timer Acquisition Corp., a wholly owned subsidiary of Parent ("Merger Sub"), and, solely for the limited purpose of Sections 1.9 and 3, PayPal Holdings, Inc. ("Holdings") have entered into an Agreement and Plan of Merger, dated July 1, 2015 (the "Merger Agreement"), pursuant to which, among other things, Merger Sub will merge with and into the Company (the "Merger"). Pursuant to the Merger, the Company will become a wholly owned subsidiary of Parent, and each outstanding share of common stock of the Company, par value $0.0001 per share ("Company Common Stock"), other than shares owned by Parent, Merger Sub or the Company, or any wholly owned subsidiary of Parent or the Company, and shares as to which appraisal rights have been properly demanded, will be converted into the right to receive $25.00 in cash. The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

        You have asked for our opinion as to whether the consideration to be received by the holders of shares of Company Common Stock, other than Parent or any affiliates of Parent (the "Holders"), pursuant to the Merger Agreement is fair, from a financial point of view, to such Holders.

        For purposes of the opinion set forth herein, we have reviewed the Merger Agreement, certain related documents and certain publicly available financial statements and other business and financial information of the Company. We have also reviewed certain forward-looking information prepared by management of the Company, including financial projections and operating data of the Company (collectively, the "Company Projections"). Additionally, we discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company. We also reviewed the historical market prices and trading activity for Company Common Stock and compared the financial performance of the Company and the prices and trading activity of Company Common Stock with that of certain other selected publicly-traded companies and their securities. In addition, we reviewed the financial terms, to the extent publicly available, of selected acquisition transactions and performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

        In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, us by the Company. With respect to the Company Projections, we have been advised by the management of the Company, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company and other matters covered thereby. We have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, without any modification, waiver or delay. In addition, we have assumed that in connection with the receipt of all the necessary approvals of the proposed Merger, no delays,

B-1

limitations, conditions or restrictions will be imposed that could have an adverse effect on the Company or the contemplated benefits expected to be derived in the proposed Merger. We have not made any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal. In addition, we have relied, without independent verification, upon the assessment of the management of the Company as to the existing and future technology and products of the Company and the risks associated with such technology and products.

        We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services payable upon rendering of this opinion. We will also receive an additional, larger fee if the Merger is consummated. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities arising out of our engagement. During the two year period prior to the date hereof, no material relationship existed between Qatalyst or any of its affiliates and the Company, Parent, Holdings or eBay Inc. ("eBay") pursuant to which compensation was received by Qatalyst or its affiliates other than Qatalyst acting as financial advisor to eBay in connection with (i) its acquisition of Braintree, Inc. in December 2013 and (ii) a current, not yet publicly disclosed engagement; however, Qatalyst and/or its affiliates may in the future provide investment banking and other financial services to the Company, Parent, Holdings or eBay and their respective affiliates for which we would expect to receive compensation.

        Qatalyst provides investment banking and other services to a wide range of corporations and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, affiliates of Qatalyst may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of the Company, Parent, Holdings or eBay, or certain of their respective affiliates.

        This opinion has been approved by our opinion committee in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent. This opinion does not constitute a recommendation as to how any Holder should vote with respect to the Merger or any other matter and does not in any manner address the price at which Company Common Stock will trade at any time.

        Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion. Our opinion does not address the underlying business decision of the Company to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to the Company. Our opinion is limited to the fairness, from a financial point of view, of the consideration to be received by the Holders pursuant to the Merger Agreement and we express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company's officers, directors or employees, or any class of such persons, relative to such consideration.

        Based on and subject to the foregoing, we are of the opinion on the date hereof that the consideration to be received by the Holders pursuant to the Merger Agreement is fair, from a financial point of view, to such Holders.

Yours faithfully,

/s/ Qatalyst Partners LP
QATALYST PARTNERS LP

B-2

Annex C

        Needham & Company, LLC 445 Park Avenue, New York, NY 10022-4406 (212) 371-8300

July 1, 2015

Board of Directors
Xoom Corporation
425 Market Street
San Francisco, California 94105

Ladies and Gentlemen:

        We understand that PayPal, Inc. ("Parent"), Xoom Corporation (the "Company"), Timer Acquisition Corp., a wholly-owned subsidiary of Parent ("Merger Sub"), and PayPal Holdings, Inc. propose to enter into an Agreement and Plan of Merger (the "Merger Agreement") whereby, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company and the Company will become a wholly-owned subsidiary of Parent (the "Merger"). The terms and conditions of the Merger will be set forth more fully in the Merger Agreement.

        Pursuant to the proposed Merger Agreement, we understand that, at the Effective Time (as defined in the Merger Agreement), each issued and outstanding share of common stock, par value $0.0001 per share, of the Company ("Company Common Stock"), other than shares held by the Company or Parent or any wholly-owned subsidiary of the Company or Parent and other than Dissenting Shares (as defined in the Merger Agreement), will be converted into the right to receive $25.00 in cash (the "Consideration").

        You have asked us to advise you as to the fairness, from a financial point of view, to the holders of Company Common Stock (other than Parent or any of its affiliates and other than holders of Dissenting Shares) of the Consideration to be received by such holders pursuant to the Merger Agreement.

        For purposes of this opinion we have, among other things: (i) reviewed a draft of the Merger Agreement dated June 29, 2015; (ii) reviewed certain publicly available information concerning the Company and certain other relevant financial and operating data of the Company furnished to us by the Company; (iii) reviewed the historical stock prices and trading volumes of the Company Common Stock; (iv) held discussions with members of management of the Company concerning the current operations of and future business prospects for the Company; (v) reviewed certain financial forecasts with respect to the Company prepared by the management of the Company and held discussions with members of such management concerning those forecasts; (vi) reviewed certain research analyst projections with respect to the Company and held discussions with members of management of the Company concerning those projections; (vii) compared certain publicly available financial data of companies whose securities are traded in the public markets and that we deemed generally relevant to similar data for the Company; (viii) reviewed the financial terms of certain business combinations that we deemed generally relevant; and (ix) reviewed such other financial studies and analyses and considered such other matters as we have deemed appropriate.

Boston Office:    One Federal Street, Boston, MA 02110 (617) 457-0910
 California Offices:    3000 Sand Hill Road, Building 1, Menlo Park, CA 94025 (650) 854-9111
101 Mission Street, San Francisco, CA 94105 (415) 262-4860
 Chicago Office:    180 North LaSalle, Suite 3700, Chicago, IL 60601 (312) 981-0412

        In connection with our review and in arriving at our opinion, we have assumed and relied on the accuracy and completeness of all of the financial, accounting, legal, tax and other information discussed with or reviewed by us for purposes of this opinion and have neither attempted to verify independently nor assumed responsibility for verifying any of such information. We have assumed the accuracy of the representations and warranties contained in the Merger Agreement and all agreements related thereto. In addition, we have assumed, with your consent, that the Merger will be consummated upon the terms and subject to the conditions set forth in the draft Merger Agreement dated June 29, 2015 without waiver, modification or amendment of any material term, condition or agreement thereof and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company. With respect to the financial forecasts for the Company provided to us by the management of the Company, we have assumed, with your consent and based upon discussions with such management, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management, at the time of preparation, of the future operating and financial performance of the Company. With respect to the research analyst projections for the Company, we have assumed, with your consent and based upon discussions with management of the Company, that such projections represent reasonable estimates of the future financial performance of the Company. We express no opinion with respect to any of such forecasts, estimates or projections or the assumptions on which they were based.

        We have not assumed any responsibility for or made or obtained any independent evaluation, appraisal or physical inspection of the assets or liabilities of the Company, Parent or any of their respective subsidiaries nor have we evaluated the solvency or fair value of the Company, Parent or any of their respective subsidiaries under any state or federal laws relating to bankruptcy, insolvency or similar matters. Further, our opinion is based on economic, monetary and market conditions as they exist and can be evaluated as of the date hereof and we assume no responsibility to update or revise our opinion based upon circumstances and events occurring after the date hereof. Our opinion as expressed herein is limited to the fairness, from a financial point of view, to the holders of Company Common Stock (other than Parent or any of its affiliates and other than holders of Dissenting Shares) of the Consideration to be received by such holders pursuant to the Merger Agreement and we express no opinion as to the fairness of the Merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors or other constituencies of the Company, or as to the Company's underlying business decision to engage in the Merger or the relative merits of the Merger as compared to other business strategies that might be available to the Company. We were not authorized to and did not solicit any indications of interest from any third party with respect to the purchase of all or any part of the Company or any alternative transaction and we have not been requested to and did not participate in the structuring or negotiation of the terms of the Merger. In addition, we express no opinion with respect to the amount or nature or any other aspect of any compensation payable to or to be received by any officers, directors or employees of any party to the Merger, or any class of such persons, relative to the Consideration to be received by the holders of Company Common Stock pursuant to the Merger Agreement or with respect to the fairness of any such compensation. Our opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Merger.

        We have been engaged by the Company to render this opinion and will receive a fee for our services that is not contingent on the consummation of the Merger. In addition, the Company has agreed to indemnify us for certain liabilities arising out of the rendering of this opinion and to reimburse us for certain of our out-of-pocket expenses. In the past two years, we have provided investment banking and financial advisory services to the Company unrelated to the Merger, including acting as an underwriter in connection with the Company's September 2013 public offering of shares of Company Common Stock. We have not in the past two years provided investment banking or financial advisory services to Parent, Merger Sub or eBay Inc. (of which Parent is a wholly-owned subsidiary) for which we have received compensation. We may in the future provide investment banking and financial advisory services to the Company, Parent and their respective affiliates unrelated to the Merger, for which services we would expect to receive compensation. In the ordinary course of our business, we may actively trade the equity securities of the Company and eBay Inc. for our own account or for the accounts of customers or affiliates and, accordingly, may at any time hold a long or short position in such securities.

        This letter and the opinion expressed herein are provided at the request and for the information of the Board of Directors of the Company and may not be disclosed publicly, quoted or referred to, or used for any other purpose without our prior written consent, except that this letter may be disclosed in connection with any proxy statement or information statement used in connection with the Merger provided that this letter is quoted in full in such proxy statement or information statement. This opinion has been approved by a fairness committee of Needham & Company, LLC.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received by the holders of Company Common Stock (other than Parent or any of its affiliates and other than holders of Dissenting Shares) pursuant to the Merger Agreement is fair, from a financial point of view, to such holders.

Very truly yours,
/s/ Needham & Company, LLC
NEEDHAM & COMPANY, LLC

Annex D

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262. Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

          (4)   In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation", and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation".

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex E

FORM OF VOTING AND SUPPORT AGREEMENT

        THIS VOTING AND SUPPORT AGREEMENT (this "Agreement") is entered into as of July 1, 2015, by and between PAYPAL, INC., a Delaware corporation ("Parent"), and the individual person or entity identified on the signature page hereto ("Stockholder").

RECITALS

        A.    Stockholder is a holder of record and/or the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of certain shares of common stock of Xoom Corporation, a Delaware corporation (the "Company").

        B.    Parent, Timer Acquisition Corp., a Delaware corporation ("Merger Sub"), the Company and PayPal Holdings, Inc., a Delaware corporation (solely for the limited purposes of Sections 1.9 and 3 thereof), are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), which provides (subject to the conditions set forth therein) for the merger of Merger Sub into the Company (the "Merger").

        C.    In the Merger, each outstanding share of common stock of the Company will be converted into the right to receive the cash consideration provided in the Merger Agreement.

        D.    Stockholder is entering into this Agreement in order to induce Parent to enter into the Merger Agreement and cause the Merger to be consummated.

AGREEMENT

        The parties to this Agreement, intending to be legally bound, agree as follows:

        SECTION 1.    CERTAIN DEFINITIONS

        For purposes of this Agreement:

        (a)   Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

        (b)   "Expiration Date" shall mean the earliest to occur of: (i) the date on which the Merger Agreement is validly terminated; (ii) the date upon which the Merger becomes effective; or (iii) the amendment or modification of the Merger Agreement without the prior written consent of Stockholder to decrease the amount of Per Share Merger Consideration.

        (c)   Stockholder shall be deemed to "Own" or to have acquired "Ownership" of a security if Stockholder: (i) is the record owner of such security; and/or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

        (d)   "Subject Securities" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, restricted stock units, performance-based awards, warrants and other rights to acquire shares of Company Common Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, restricted stock units, warrants and other rights to acquire shares of Company Common Stock) of which Stockholder acquires Ownership during the Voting Period.

        (e)   A Person shall be deemed to have a effected a "Transfer" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person's beneficial ownership of, interest in or risk relating to such security.

        (f)    "Voting Period" shall mean the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.

        SECTION 2.    TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

        2.1    Restriction on Transfer of Subject Securities.    Subject to Section 2.3, during the Voting Period, Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected. For the avoidance of doubt, nothing herein shall prohibit or restrict the exercise by Stockholder of the right to acquire Company Common Stock or other Subject Securities upon the exercise of options, restricted stock units, performance-based awards, warrants or other rights to acquire shares of Company Common Stock or other Subject Securities. Without limiting the generality of the foregoing, during the Voting Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer.

        2.2    Restriction on Transfer of Voting Rights.    During the Voting Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) other than any proxy required to be granted under this Agreement pursuant to Section 3.3, no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

        2.3    Permitted Transfers.    Section 2.1 shall not prohibit a transfer of Subject Securities by Stockholder: (a) if Stockholder is an individual (i) to any member of Stockholder's immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder's immediate family, or (ii) upon the death of Stockholder; or (b) if Stockholder is a partnership or limited liability company, to one or more partners or members of Stockholder or to an affiliated corporation under common control with Stockholder; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

        SECTION 3.    VOTING OF SHARES

        3.1    Voting Covenant.    Stockholder hereby agrees that, during the Voting Period, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall cause the Subject Securities (to the extent such Subject Securities have voting rights with respect to the relevant matter) to be voted:

          (a)   in favor of (i) the adoption of the Merger Agreement and the terms thereof, (ii) each of the other actions contemplated by the Merger Agreement and (iii) any action in furtherance of any of the foregoing;

          (b)   against any action or agreement that would to the knowledge of Stockholder result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

          (c)   against the following actions (other than the Merger and the other transactions contemplated by the Transaction Documents (the "Contemplated Transactions")): (i) any Acquisition Proposal or Acquisition Transaction; (ii) any change in a majority of the board of directors of the Company; (iii) any amendment to the Company's certificate of incorporation or bylaws; (iv) any material change in the capitalization of the Company or the Company's corporate structure; and (v) any other action which is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other Contemplated Transactions.

        3.2    Other Voting Agreements.    During the Voting Period, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause "(a)," clause "(b)" or clause "(c)" of Section 3.1.

        3.3    Proxy.    The Stockholder hereby revokes any proxies previously granted by the Stockholder with respect to the Subject Securities, and represents that none of such previously-granted proxies are irrevocable. Subject to the last sentence of this Section 3.3, by execution of this Agreement, the Stockholder does hereby irrevocably (to the fullest extent permitted by law) appoint Parent (or any nominee of Parent) with full power of substitution and resubstitution, as the Stockholder's true and lawful attorney-in-fact and irrevocable proxy, to the fullest extent of the Stockholder's rights with respect to the Subject Securities, to vote each of such Subject Securities solely with respect to the matters set forth in Section 3.1 hereof. The Stockholder intends this proxy to be irrevocable (and as such it shall survive and not be affected by the death, incapacity, mental illness or insanity of the Stockholder) and coupled with an interest hereunder until the Expiration Date (the "Proxy"). The Stockholder hereby affirms that the Proxy is given in connection with and granted in consideration of and as an inducement to Parent and Merger Sub entering into the Merger Agreement and that the Proxy is given to secure the obligations of the Stockholder under Section 3.1. The Proxy shall be binding upon the successors and permitted assigns of Stockholder. Notwithstanding anything contained herein to the contrary, the Proxy shall automatically terminate upon the Expiration Date of this Agreement.

        SECTION 4.    WAIVER OF APPRAISAL RIGHTS

        Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters' rights and any similar rights relating to the Merger or any related transaction that Stockholder or any other Person may have by virtue of, or with respect to, any shares of Company Common Stock Owned by Stockholder.

        SECTION 5.    REPRESENTATIONS AND WARRANTIES

        Stockholder hereby represents and warrants to Parent as follows:

        5.1    Authorization, etc.    Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the Proxy and to perform Stockholder's obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is a limited liability company, then Stockholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

        5.2    No Conflicts or Consents.

          (a)   The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any Legal Requirement or Order applicable to Stockholder or by which Stockholder or any of Stockholder's properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Encumbrance on any of the Subject Securities pursuant to, any Contract to which Stockholder is a party or by which Stockholder or any of Stockholder's affiliates or properties is or may be bound or affected.

          (b)   The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not, require any Consent of any Person.

        5.3    Title to Securities.    As of the date of this Agreement: (a) Stockholder Owns (free and clear of any Encumbrances) the number of outstanding shares of Company Common Stock, options, restricted stock units, warrants and other rights to acquire shares of Company Common Stock and additional securities of the Company set forth opposite such Stockholder's name on Schedule I hereto; and (b) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, restricted stock unit, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth opposite such Stockholder's name on Schedule I hereto.

        5.4    Accuracy of Representations.    The representations and warranties contained in this Agreement are accurate and complete in all respects as of the date of this Agreement, and will be accurate in all respects at all times through and including the Expiration Date as if made as of any such time or date.

        Parent hereby represents to Stockholder as follows:

        5.5    Due Authority; Validity of Agreement.    Parent has all requisite legal right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, subject to (x) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (y) rules of law governing specific performance, injunctive relief and other equitable remedies.

        5.6    No Ownership Interest.    Except as provided in this Agreement, nothing contained in this Agreement has caused or shall cause Parent to acquire Ownership of the Subject Securities. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Subject Securities shall remain vested in and belong to Stockholder.

        SECTION 6.    ACQUISITION PROPOSALS

        During the Voting Period, Stockholder hereby agrees to not (and to not resolve or publicly propose to) directly or indirectly, and agrees to not permit each Person that is a Representative of Stockholder (and to not resolve or publicly propose to) directly or indirectly: (i) solicit, initiate, encourage, assist, induce or facilitate the submission, announcement or making of any Acquisition Proposal or Acquisition Inquiry by any Person, or take any action that could reasonably be expected to lead a Person to disclose, announce, commence, submit or otherwise make an Acquisition Proposal or Acquisition Inquiry; (ii) furnish or otherwise provide access to any information regarding any of the Acquired Corporations to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; or (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry.

        SECTION 7.    MISCELLANEOUS

        7.1    Stockholder Information.    Stockholder hereby agrees to permit Parent and Merger Sub to publish and disclose Stockholder's identity and ownership of shares of Company Common Stock and the nature of Stockholder's commitments, arrangements and understandings under this Agreement in documents filed with the SEC and the joint press release announcing the execution and delivery of the Merger Agreement.

        7.2    Stockholder Capacity.    Stockholder is entering into this Agreement solely in Stockholder's capacity as an Owner of Subject Securities, and Stockholder shall not be deemed to be making any agreement in this Agreement in Stockholder's capacity as, or that would limit Stockholder's ability to take, or refrain from taking, actions as a director or officer of any of the Acquired Corporations.

        7.3    Further Assurances.    From time to time and without additional consideration, Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

        7.4    Expenses.    All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

        7.5    Notices.    Any notice or other communication under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (a) if delivered by hand, when delivered; (b) if sent on a business day by email before 5:00 p.m. (California Time) on the day sent by email and receipt is confirmed, when transmitted; (c) if sent by email on a day other than a business day and receipt is confirmed, or if sent by email after 5:00 p.m. (California Time) on the day sent by email and receipt is confirmed, on the business day following the date on which receipt is confirmed; (d) if sent by registered, certified or first class mail, the third business day after being sent; and (e) if sent by overnight delivery via a national courier service, two business days after being delivered to such courier, in each case to the address or email set forth beneath the name of such party below (or to such other address or email as such party shall have specified in a written notice given to the other parties hereto):

    if to Stockholder:

      at the address set forth on the signature page hereof; and

    if to Parent:

      PayPal, Inc.
      c/o PayPal Holdings, Inc.
      2211 N. First Street
      San Jose, CA 95131
      Attention: General Counsel
      Facsimile: (408) 967-9990

    with a copy (which shall not constitute notice) to:

      Sidley Austin LLP
      555 California Street
      San Francisco, CA 94104
      Attention: Gary D. Gerstman and Sharon R. Flanagan
      Facsimile: (415) 772-7400

        7.6    Severability.    Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

        7.7    Entire Agreement.    This Agreement, the Proxy, the Merger Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto.

        7.8    Amendments.    This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Stockholder.

        7.9    Assignment; Binding Effect; No Third Party Rights.    Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and Stockholder's heirs, estate, executors and personal representatives and Stockholder's successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2, Section 3 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

        7.10    Specific Performance.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled, without any proof of actual damage (and in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 7.10, and Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        7.11    Non-Exclusivity.    The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Agreement, and the obligations and liabilities of Stockholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable Legal Requirements.

        7.12    Governing Law; Jurisdiction; Waiver of Jury Trial.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. In any action between any of the parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in and for New Castle County, Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case each of the parties irrevocably and unconditionally consents and submits to the jurisdiction of the United States District Court for the District of Delaware); (b) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (c) agrees that it will not bring any such action in any court other than the Court of Chancery of the State of Delaware in and for New Castle County, Delaware (unless the federal courts have exclusive jurisdiction over the matter, in which case each of the parties agrees that it will not bring such action in any court other than the United States District Court for the District of Delaware). Service of any process, summons, notice or document to any party's address and in the manner set forth in Section 7.5 shall be effective service of process for any such action. EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF SUCH WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER; (iii) IT MAKES SUCH WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.12.

        7.13    Counterparts; Exchanges by Facsimile or Electronic Delivery.    This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery shall be sufficient to bind the parties to the terms of this Agreement.

        7.14    Captions.    The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

        7.15    Waiver.    No failure on the part of either party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither party shall be deemed to have waived any claim available to it arising out of this Agreement, or any power, right, privilege or remedy to such party under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

        7.16    Independence of Obligations.    The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other Contract between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder. Nothing in this Agreement shall limit any of the rights or remedies of Parent under the Merger Agreement, or any of the rights or remedies of Parent or any of the obligations of Stockholder under any agreement between Stockholder and Parent or any certificate or instrument executed by Stockholder in favor of Parent; and nothing in the Merger Agreement or in any other such agreement, certificate or instrument, shall limit any of the rights or remedies of Parent or any of the obligations of Stockholder under this Agreement.

        7.17    Construction.

          (a)   For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

          (b)   The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

          (c)   As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

          (d)   Except as otherwise indicated, (i) all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement; and (ii) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision of this Agreement.

        7.18    No Agreement Until Executed.    Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until the Merger Agreement is executed by all parties thereto.

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        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

PAYPAL, INC.
By:
Name
President Title

Signature Page to Voting and Support Agreement

STOCKHOLDER
Signature
Printed Name
Address:

E-mail:

Signature Page to Voting and Support Agreement

Schedule I

Stockholder	Shares Beneficially Owned and/or Held of Record	Options, RSUs, Performance-Based Awards and Other Rights

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ElECTRONIC DElIVERY OF FuTuRE PROXY MATERIAlS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received before the start of the meeting. XOOM CORPORATION 425 MARKET STREET, 12TH FLOOR SAN FRANCISCO, CA 94105 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M95521-S36146 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. XOOM CORPORATION The Board of Directors recommends you vote FOR Proposals 1 and 2. For Against Abstain 1. To adopt the Agreement and Plan of Merger, dated as of July 1, 2015 among Xoom Corporation ("Xoom"), PayPal, Inc., Timer Acquisition Corp. and PayPal Holdings, Inc. (solely for the limited purposes of Sections 1.9 and 3 of the merger agreement), as it may be amended from time to time (the "merger agreement"). ! ! ! ! ! ! 2. To approve one or more adjournments or postponements of the Xoom special meeting if necessary and to the extent permitted by the merger agreement to solicit additional proxies if there are not sufficient votes to adopt the merger agreement. NOTE: The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment, continuation or postponement thereof. ! For address changes/comments, mark here. (see reverse for instructions) Yes ! No ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com. M95522-S36146 XOOM CORPORATION Special Meeting of Stockholders September 4, 2015 9:00 AM Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) John Kunze and Ryno Blignaut, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of XOOM CORPORATION that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 AM PDT on September 4, 2015 at Goodwin Procter LLP, Three Embarcadero Center, 24th Floor, San Francisco, CA 94111, and any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: